SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
(NO. 33-49023)
UNDER THE SECURITIES ACT OF 1933
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Pre-Effective Amendment No.
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Post-Effective Amendment No. 53
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and
REGISTRATION STATEMENT
(NO. 811-07043)
UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 54
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VANGUARD ADMIRAL FUNDS
(Exact Name of Registrant as Specified in Declaration of Trust)

P.O. Box 2600, Valley Forge, PA 19482
(Address of Principal Executive Office)
Registrant’s Telephone Number (610) 669-1000
Natalie Lamarque, Esquire
P.O. Box 876
Valley Forge, PA 19482
It is proposed that this filing will become effective (check appropriate box)
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immediately upon filing pursuant to paragraph (b)
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on December 19, 2025, pursuant to paragraph (b)
☐
60 days after filing pursuant to paragraph (a)(1)
☐
on (date) pursuant to paragraph (a)(1)
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75 days after filing pursuant to paragraph (a)(2)
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on (date) pursuant to paragraph (a)(2) of rule 485 If appropriate, check the following box:
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This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

December 19, 2025
Prospectus

Vanguard Money Market Funds
Investor Shares & Admiral™ Shares
Vanguard Cash Reserves Federal Money Market Fund Admiral Shares (VMRXX)
Vanguard Federal Money Market Fund Investor Shares (VMFXX)
Vanguard Treasury Money Market Fund Investor Shares (VUSXX)

This prospectus contains financial data for the Funds through the fiscal year ended August 31, 2025.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Vanguard Cash Reserves Federal Money Market Fund
Investment Objective
Vanguard Cash Reserves Federal Money Market Fund (the “Fund”) seeks to provide current income while maintaining liquidity and a stable share price of $1.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee Per Year (for certain fund account balances below $5,000,000)	$25
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.09%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.10%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
1 Year	3 Years	5 Years	10 Years
$10	$32	$56	$128
1

Principal Investment Strategies
The Fund employs an active management approach, investing primarily in high-quality, short-term money market instruments. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities issued by the U.S. government and its agencies and instrumentalities, which includes repurchase agreements that are collateralized solely by U.S. government securities or by cash.

The Fund has elected to operate as a government money market fund under Rule 2a-7 of the Investment Company Act of 1940, as amended. Government money market funds are required to invest at least 99.5% of their total assets in cash, U.S. government securities, and/or repurchase agreements that are collateralized solely by U.S. government securities or by cash. The Fund generally invests 100% of its assets in U.S. government securities (including repurchase agreements) and therefore satisfies the requirement for designation as a government money market fund. The Fund seeks to maintain a stable share price, or net asset value (NAV), of $1; maintains a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less; and invests in high-quality securities with effective maturities of 397 days or less. To be eligible for investment by the Fund, a security must be determined by methods approved by the board of trustees of Vanguard Money Market Reserves to present minimal credit risk. As a result, the Fund selects securities based in part on a consideration of maturity, portfolio diversification, portfolio liquidity, and credit quality. Some of the securities held by the Fund, while still considered high quality, are neither guaranteed by the U.S. Treasury nor supported by the full faith and credit of the U.S. government. Securities held by the Fund may pay fixed, variable, or floating rates of interest.

As a matter of fundamental policy, the Fund concentrates (i.e., invests more than 25% of) its assets in the securities of issuers whose principal business activities are in the financial services industry, which includes, without limitation, securities issued by certain government-sponsored enterprises.
2

Principal Risks
As with any investment, an investment in the Fund could lose money over any time period. The principal risks of investing in the Fund are summarized below. Each of the following risks could affect the Fund’s performance:
• General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
• Investing in Bond Markets. The Fund invests in money market instruments, which are high quality, short-term debt securities. As a result, the Fund may be impacted by the general condition of the bond markets and by factors that affect bonds and bond issuers. For example, as a general rule, bond prices and interest rates move in opposite directions. When interest rates rise, bond prices tend to fall, and when interest rates fall, bond prices tend to go up. Bond income also is affected by changes in interest rates. Interest rates can rise or fall for a number of reasons, including, but not limited to, central bank monetary policy, inflationary or deflationary pressures, and changes in general market and economic conditions. Changing interest rates, including, but not limited to, rates that fall below zero, could have unpredictable effects on the overall market and may expose the bond markets in particular to heightened volatility and potential illiquidity. The degree to which the Fund is impacted by certain bond market risks may vary based on factors disclosed in its principal investment strategies, such as the types of bonds in which it invests and the overall credit quality, average maturity, and/or average duration of its bond holdings.
• Stable NAV. There can be no assurance that the Fund will be successful in maintaining a stable NAV. A wide variety of factors, such as significant market volatility, very low or negative interest rates, periods of high redemption activity, or other factors could affect the Fund’s ability to maintain a stable NAV.
• Money Market Funds and Interest Rates. In general, the prices of money market instruments are less sensitive to changes in interest rates than the prices of longer-term debt securities. However, money market fund income is based on short-term interest rates, which means the Fund’s income may fluctuate significantly over short periods and may decline during periods of falling interest rates. In addition, interest rate changes could have unpredictable impacts on the overall market, which could negatively impact
3

the Fund. For example, the Fund may be subject to loss if interest rates increase substantially and/or rapidly. Depending on the duration and severity, a period of low or negative interest rates could prevent the Fund from, among other things, providing a positive yield to its shareholders, paying expenses out of current income, and/or achieving its investment objective, including maintaining a stable NAV of $1.
• Credit Risk. Credit risk refers to the chance that an issuer will default (fail to meet its credit obligations) or fail to make payments in a timely manner, which could result in a loss to the Fund. In addition, negative perceptions of an issuer’s ability to make payments can cause the price of a security to decline. While all debt securities are subject to credit risk to some extent, those with higher credit quality ratings generally pose less credit risk than those with lower credit quality ratings.
• Bond Liquidity Risk. If the Fund is unable to sell a security at an advantageous time or price, its returns may be reduced. There may be limited trading in the secondary market for certain debt securities, which could make them more difficult to value or sell.
• Repurchase Agreements. The Fund invests in repurchase agreements, which are agreements under which the Fund acquires a security from a seller while simultaneously agreeing to resell the security to the seller at an agreed-upon price on a specific date. If the seller does not fulfill its obligation, the Fund could lose money, suffer delays, or incur costs arising from holding or selling the security.
• Variable and Floating Rate Securities. The Fund may invest in securities that pay variable or floating rates of interest. At any given time, the current interest rate of a variable or floating rate security may not accurately reflect current market interest rates, or may yield less than is appropriate to compensate the investor for the issuer’s current credit quality. As a result, the value of the Fund’s investments in such securities is subject to decline. In addition, an active market for variable and floating rate securities may not always exist at the time the Fund wishes to dispose of them.
• Active Management. The Fund is actively managed. The advisor’s security selection and/or strategy execution could cause the Fund to underperform relevant securities markets or other funds with a similar investment objective.
• Industry Concentration. The Fund concentrates its investments in securities of issuers in the financial services industry. As a result, the Fund’s performance depends to a greater extent on the overall condition of, and is more susceptible to events affecting, this industry.
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not
4

required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.
Annual Total Returns
Effective September 29, 2020, the Fund changed its investment strategy and name, and changed its designation to a government money market fund. Performance for the periods prior to September 29, 2020, is based on the investment strategy utilized by the Fund prior to September 29, 2020, under the name Vanguard Prime Money Market Fund. The following bar chart and table show the Fund’s historical performance and are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a relevant peer group average. Returns for the U.S. Government Money Market Funds Average are derived from data provided by Lipper, a Thomson Reuters Company. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.
Annual Total Returns — Vanguard Cash Reserves Federal Money Market Fund Admiral Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2025, was 3.21%.
During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	1.34%	December 31, 2023
Lowest	0.00%	June 30, 2021
5

Average Annual Total Returns for Periods Ended December 31, 2024
	1 Year	5 Years	10 Years
Vanguard Cash Reserves Federal Money Market Fund Admiral Shares	5.24%	2.48%	1.84%
FTSE 3-Month U.S. Treasury Bill Index (reflects no deduction for fees or expenses)	5.45%	2.54%	1.79%
U.S. Government Money Market Funds Average	4.73	2.15	1.39
Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Manager
Nafis T. Smith, Portfolio Manager and Principal of Vanguard. He has managed the Fund since 2017.
Purchase and Sale of Fund Shares
If you invest directly with Vanguard, you may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). The minimum investment amount required to open a Fund account for Admiral Shares is generally $3,000. The minimum investment amount required to add to an existing Fund account is generally $1.

Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you invest in Vanguard fund shares indirectly through an intermediary (including investing in shares through a brokerage account offered by Vanguard Brokerage Services®), please contact that firm directly for more information regarding your eligibility. If you invest in Vanguard fund shares through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its advisor do not pay financial intermediaries for sales of Fund shares.
6

Vanguard Federal Money Market Fund
Investment Objective
Vanguard Federal Money Market Fund (the “Fund”) seeks to provide current income while maintaining liquidity and a stable share price of $1.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee Per Year (for certain fund account balances below $5,000,000)	$25
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.10%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.11%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
1 Year	3 Years	5 Years	10 Years
$11	$35	$62	$141
7

Principal Investment Strategies
The Fund is actively managed, investing primarily in high-quality, short-term money market instruments. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities issued by the U.S. government and its agencies and instrumentalities, which includes repurchase agreements that are collateralized solely by U.S. government securities or by cash.

The Fund has elected to operate as a government money market fund under Rule 2a-7 of the Investment Company Act of 1940, as amended. Government money market funds are required to invest at least 99.5% of their total assets in cash, U.S. government securities, and/or repurchase agreements that are collateralized solely by U.S. government securities or by cash. The Fund generally invests 100% of its assets in U.S. government securities (including repurchase agreements) and therefore satisfies the requirement for designation as a government money market fund. The Fund seeks to maintain a stable share price, or net asset value (NAV), of $1; maintains a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less; and invests in high-quality securities with effective maturities of 397 days or less. To be eligible for investment by the Fund, a security must be determined by methods approved by the board of trustees of Vanguard Money Market Reserves to present minimal credit risk. As a result, the Fund selects securities based in part on a consideration of maturity, portfolio diversification, portfolio liquidity, and credit quality. Some of the securities held by the Fund, while still considered high quality, are neither guaranteed by the U.S. Treasury nor supported by the full faith and credit of the U.S. government. Securities held by the Fund may pay fixed, variable, or floating rates of interest.
Principal Risks
As with any investment, an investment in the Fund could lose money over any time period. The principal risks of investing in the Fund are summarized below. Each of the following risks could affect the Fund’s performance:
• General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
• Investing in Bond Markets. The Fund invests in money market instruments, which are high quality, short-term debt securities. As a result, the Fund may
8

be impacted by the general condition of the bond markets and by factors that affect bonds and bond issuers. For example, as a general rule, bond prices and interest rates move in opposite directions. When interest rates rise, bond prices tend to fall, and when interest rates fall, bond prices tend to go up. Bond income also is affected by changes in interest rates. Interest rates can rise or fall for a number of reasons, including, but not limited to, central bank monetary policy, inflationary or deflationary pressures, and changes in general market and economic conditions. Changing interest rates, including, but not limited to, rates that fall below zero, could have unpredictable effects on the overall market and may expose the bond markets in particular to heightened volatility and potential illiquidity. The degree to which the Fund is impacted by certain bond market risks may vary based on factors disclosed in its principal investment strategies, such as the types of bonds in which it invests and the overall credit quality, average maturity, and/or average duration of its bond holdings.
• Stable NAV. There can be no assurance that the Fund will be successful in maintaining a stable NAV. A wide variety of factors, such as significant market volatility, very low or negative interest rates, periods of high redemption activity, or other factors could affect the Fund’s ability to maintain a stable NAV.
• Money Market Funds and Interest Rates. In general, the prices of money market instruments are less sensitive to changes in interest rates than the prices of longer-term debt securities. However, money market fund income is based on short-term interest rates, which means the Fund’s income may fluctuate significantly over short periods and may decline during periods of falling interest rates. In addition, interest rate changes could have unpredictable impacts on the overall market, which could negatively impact the Fund. For example, the Fund may be subject to loss if interest rates increase substantially and/or rapidly. Depending on the duration and severity, a period of low or negative interest rates could prevent the Fund from, among other things, providing a positive yield to its shareholders, paying expenses out of current income, and/or achieving its investment objective, including maintaining a stable NAV of $1.
• Credit Risk. Credit risk refers to the chance that an issuer will default (fail to meet its credit obligations) or fail to make payments in a timely manner, which could result in a loss to the Fund. In addition, negative perceptions of an issuer’s ability to make payments can cause the price of a security to decline. While all debt securities are subject to credit risk to some extent, those with higher credit quality ratings generally pose less credit risk than those with lower credit quality ratings.
• Bond Liquidity Risk. If the Fund is unable to sell a security at an advantageous time or price, its returns may be reduced. There may be limited trading in the secondary market for certain debt securities, which could make them more difficult to value or sell.
9

• Repurchase Agreements. The Fund invests in repurchase agreements, which are agreements under which the Fund acquires a security from a seller while simultaneously agreeing to resell the security to the seller at an agreed-upon price on a specific date. If the seller does not fulfill its obligation, the Fund could lose money, suffer delays, or incur costs arising from holding or selling the security.
• Variable and Floating Rate Securities. The Fund may invest in securities that pay variable or floating rates of interest. At any given time, the current interest rate of a variable or floating rate security may not accurately reflect current market interest rates, or may yield less than is appropriate to compensate the investor for the issuer’s current credit quality. As a result, the value of the Fund’s investments in such securities is subject to decline. In addition, an active market for variable and floating rate securities may not always exist at the time the Fund wishes to dispose of them.
• Active Management. The Fund is actively managed. The advisor’s security selection and/or strategy execution could cause the Fund to underperform relevant securities markets or other funds with a similar investment objective.
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.
10

Annual Total Returns
The following bar chart and table show the Fund’s historical performance and are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a relevant peer group average. Returns for the U.S. Government Money Market Funds Average are derived from data provided by Lipper, a Thomson Reuters Company. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.
Annual Total Returns — Vanguard Federal Money Market Fund Investor Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2025, was 3.20%.
During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	1.34%	December 31, 2023
Lowest	0.00%	March 31, 2015
Average Annual Total Returns for Periods Ended December 31, 2024
	1 Year	5 Years	10 Years
Vanguard Federal Money Market Fund Investor Shares	5.23%	2.44%	1.72%
FTSE 3-Month U.S. Treasury Bill Index (reflects no deduction for fees or expenses)	5.45%	2.54%	1.79%
U.S. Government Money Market Funds Average	4.73	2.15	1.39
Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Manager
Nafis T. Smith, Portfolio Manager and Principal of Vanguard. He has managed the Fund since September 2025.
11

Purchase and Sale of Fund Shares
If you invest directly with Vanguard, you may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). The minimum investment amount required to open a Fund account for Investor Shares is generally $3,000. The minimum investment amount required to add to an existing Fund account is generally $1.

Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares. If you invest in Vanguard fund shares indirectly through an intermediary (including investing in shares through a brokerage account offered by Vanguard Brokerage Services®), please contact that firm directly for more information regarding your eligibility. If you invest in Vanguard fund shares through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its advisor do not pay financial intermediaries for sales of Fund shares.
12

Vanguard Treasury Money Market Fund
Investment Objective
Vanguard Treasury Money Market Fund (the “Fund”) seeks to provide current income while maintaining liquidity and a stable share price of $1.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee Per Year (for certain fund account balances below $5,000,000)	$25
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.06%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.07%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
1 Year	3 Years	5 Years	10 Years
$7	$23	$40	$90
13

Principal Investment Strategies
The Fund is actively managed, investing solely in high-quality, short-term money market instruments whose interest and principal payments are backed by the full faith and credit of the U.S. government. Under normal circumstances, the Fund seeks to invest 100%, but will invest at least 80%, of its net assets, plus the amount of any borrowings for investment purposes, in U.S. Treasury securities and in repurchase agreements fully collateralized by U.S. Treasury securities. All of the repurchase agreements in which the Fund invests are with the Federal Reserve Bank of New York and are fully collateralized by U.S. Treasury securities.

The Fund has elected to operate as a government money market fund under Rule 2a-7 of the Investment Company Act of 1940, as amended. Government money market funds are required to invest at least 99.5% of their total assets in cash, U.S. government securities, and/or repurchase agreements that are collateralized solely by U.S. government securities or by cash. The Fund generally invests 100% of its assets in U.S. Treasury securities (including repurchase agreements fully collateralized by U.S. Treasury securities) and therefore satisfies the requirement for designation as a government money market fund. The Fund seeks to maintain a stable share price, or net asset value (NAV), of $1; maintains a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less; and invests in high-quality securities with effective maturities of 397 days or less. To be eligible for investment by the Fund, a security must be determined by methods approved by the board of trustees of Vanguard Admiral Funds to present minimal credit risk. As a result, the Fund selects securities based in part on a consideration of maturity, portfolio diversification, portfolio liquidity, and credit quality. Securities held by the Fund may pay fixed, variable, or floating rates of interest.
Principal Risks
As with any investment, an investment in the Fund could lose money over any time period. The principal risks of investing in the Fund are summarized below. Each of the following risks could affect the Fund’s performance:
• General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
14

• Investing in Bond Markets. The Fund invests in money market instruments, which are high quality, short-term debt securities. As a result, the Fund may be impacted by the general condition of the bond markets and by factors that affect bonds and bond issuers. For example, as a general rule, bond prices and interest rates move in opposite directions. When interest rates rise, bond prices tend to fall, and when interest rates fall, bond prices tend to go up. Bond income also is affected by changes in interest rates. Interest rates can rise or fall for a number of reasons, including, but not limited to, central bank monetary policy, inflationary or deflationary pressures, and changes in general market and economic conditions. Changing interest rates, including, but not limited to, rates that fall below zero, could have unpredictable effects on the overall market and may expose the bond markets in particular to heightened volatility and potential illiquidity. The degree to which the Fund is impacted by certain bond market risks may vary based on factors disclosed in its principal investment strategies, such as the types of bonds in which it invests and the overall credit quality, average maturity, and/or average duration of its bond holdings.
• Stable NAV. There can be no assurance that the Fund will be successful in maintaining a stable NAV. A wide variety of factors, such as significant market volatility, very low or negative interest rates, periods of high redemption activity, or other factors could affect the Fund’s ability to maintain a stable NAV.
• Money Market Funds and Interest Rates. In general, the prices of money market instruments are less sensitive to changes in interest rates than the prices of longer-term debt securities. However, money market fund income is based on short-term interest rates, which means the Fund’s income may fluctuate significantly over short periods and may decline during periods of falling interest rates. In addition, interest rate changes could have unpredictable impacts on the overall market, which could negatively impact the Fund. For example, the Fund may be subject to loss if interest rates increase substantially and/or rapidly. Depending on the duration and severity, a period of low or negative interest rates could prevent the Fund from, among other things, providing a positive yield to its shareholders, paying expenses out of current income, and/or achieving its investment objective, including maintaining a stable NAV of $1.
• Credit Risk. Credit risk refers to the chance that an issuer will default (fail to meet its credit obligations) or fail to make payments in a timely manner, which could result in a loss to the Fund. In addition, negative perceptions of an issuer’s ability to make payments can cause the price of a security to decline. While all debt securities are subject to credit risk to some extent, those with higher credit quality ratings generally pose less credit risk than those with lower credit quality ratings.
• Bond Liquidity Risk. If the Fund is unable to sell a security at an advantageous time or price, its returns may be reduced. There may be limited
15

trading in the secondary market for certain debt securities, which could make them more difficult to value or sell.
• Repurchase Agreements. The Fund invests in repurchase agreements, which are agreements under which the Fund acquires a security from a seller while simultaneously agreeing to resell the security to the seller at an agreed-upon price on a specific date. If the seller does not fulfill its obligation, the Fund could lose money, suffer delays, or incur costs arising from holding or selling the security.
• Variable and Floating Rate Securities. The Fund may invest in securities that pay variable or floating rates of interest. At any given time, the current interest rate of a variable or floating rate security may not accurately reflect current market interest rates, or may yield less than is appropriate to compensate the investor for the issuer’s current credit quality. As a result, the value of the Fund’s investments in such securities is subject to decline. In addition, an active market for variable and floating rate securities may not always exist at the time the Fund wishes to dispose of them.
• Active Management. The Fund is actively managed. The advisor’s security selection and/or strategy execution could cause the Fund to underperform relevant securities markets or other funds with a similar investment objective.
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.
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Annual Total Returns
The following bar chart and table show the Fund’s historical performance and are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of a relevant peer group average. Returns for the iMoneyNet Money Fund Report’s 100% Treasury Funds Average are derived from data provided by iMoneyNet, Inc. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.
Annual Total Returns — Vanguard Treasury Money Market Fund Investor Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2025, was 3.21%.
During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	1.34%	December 31, 2023
Lowest	0.00%	March 31, 2015
Average Annual Total Returns for Periods Ended December 31, 2024
	1 Year	5 Years	10 Years
Vanguard Treasury Money Market Fund Investor Shares	5.24%	2.43%	1.71%
FTSE 3-Month U.S. Treasury Bill Index (reflects no deduction for fees or expenses)	5.45%	2.54%	1.79%
iMoneyNet Money Fund Report’s 100 percent Treasury Funds Average	4.89	2.20	1.43
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Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Manager
Nafis T. Smith, Portfolio Manager and Principal of Vanguard. He has managed the Fund since 2017.
Purchase and Sale of Fund Shares
If you invest directly with Vanguard, you may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). The minimum investment amount required to open a Fund account for Investor Shares is generally $3,000. The minimum investment amount required to add to an existing Fund account is generally $1.

Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares. If you invest in Vanguard fund shares indirectly through an intermediary (including investing in shares through a brokerage account offered by Vanguard Brokerage Services®), please contact that firm directly for more information regarding your eligibility. If you invest in Vanguard fund shares through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its advisor do not pay financial intermediaries for sales of Fund shares.
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More on the Funds
This prospectus provides information about the following Vanguard funds (each, a “Fund” and collectively, the “Funds”):
• Vanguard Cash Reserves Federal Money Market Fund
• Vanguard Federal Money Market Fund
• Vanguard Treasury Money Market Fund
Vanguard Cash Reserves Federal Money Market Fund and Vanguard Federal Money Market Fund are each a series of Vanguard Money Market Reserves, and Vanguard Treasury Money Market Fund is a series of Vanguard Admiral Funds® (each, a “Trust” and collectively, the “Trusts”). Reading this prospectus will help you decide whether a Fund is the right investment for you.

As you consider an investment in a Fund, you should take into account your tolerance for fluctuations in the securities markets. The costs of investing are another important consideration. As a Fund shareholder, you will pay a proportionate share of the costs of operating a Fund and any transaction costs incurred when a Fund buys or sells securities, including costs generated by shareholders of other share classes to the extent the Fund offers more than one share class. These costs can erode a substantial portion of the gross income or the capital appreciation a Fund achieves. Even seemingly small differences can, over time, have a dramatic effect on a Fund’s performance.
Investment Objectives and More on Principal Investment Strategies
In this section, you will find more information about each Fund’s investment objective and the principal investment strategies and policies that each Fund uses in pursuit of its investment objective. The board of trustees of each Trust (each, a “Board”) oversees the management of the Funds within the Trust. A Board may approve changes to a Fund’s strategies or policies in the interest of shareholders without shareholder approval unless the strategy or policy is designated as fundamental.
Investment Objectives
Each Fund seeks to provide current income while maintaining liquidity and a stable share price of $1.
Each Fund’s investment objective is fundamental and may not be materially changed without shareholder approval.
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Implementation of Investment Objectives
Each Fund’s advisor seeks to achieve the Fund’s investment objective by investing primarily in high-quality, short-term money market instruments. Money market instruments typically mature in 397 days or less and their average maturity typically ranges from 30 to 60 days.
What is Active Management?
Actively managed funds typically seek to exceed the average returns of a particular financial market or market segment. Each Fund’s advisor will select securities to buy and sell based on the advisor’s judgments about issuers and their financial prospects, the prices of the securities, and the markets and the economy in general. In selecting securities, an advisor may rely on, among other things, research, market forecasts, quantitative models, and their own judgment and experience.

Under normal circumstances, each Fund invests at least 80% of its assets as follows:
• Vanguard Cash Reserves Federal Money Market Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities issued by the U.S. government and its agencies and instrumentalities, including repurchase agreements that are collateralized solely by U.S. government securities or by cash.
• Vanguard Federal Money Market Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities issued by the U.S. government and its agencies and instrumentalities, including repurchase agreements that are collateralized solely by U.S. government securities or by cash.
• Vanguard Treasury Money Market Fund seeks to invest 100%, but will invest at least 80%, of its net assets, plus the amount of any borrowings for investment purposes, in U.S. Treasury securities and repurchase agreements fully collateralized by U.S. Treasury securities.
Each Fund may change its 80% policy only upon 60 days’ notice to shareholders.
As a matter of fundamental policy, Vanguard Cash Reserves Federal Money Market Fund concentrates (i.e., invests more than 25% of) its assets in the securities of issuers whose principal business activities are in the financial services industry, which includes, without limitation, securities issued by certain government-sponsored enterprises. The Fund considers the financial services industry to include issuers principally engaged in providing financial services to consumers and industry, such as securities issued by government-sponsored
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enterprises (including the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks, and the Federal Farm Credit Banks Funding Corporation), U.S. and foreign banks, insurance companies, real estate-related (i.e., companies having at least 50% of their assets, revenues, or net income related to or derived from the real estate industry), securities firms, and leasing companies, among others.
Each Fund intends to operate as a government money market fund under Rule 2a-7 of the Investment Company Act of 1940, as amended. Government money market funds are required to invest at least 99.5% of their total assets in cash, U.S. government securities, and/or repurchase agreements that are collateralized solely by U.S. government securities or by cash. Vanguard Cash Reserves Federal Money Market Fund and Vanguard Federal Money Market Fund generally invest 100% of their assets in cash and U.S. government securities (including repurchase agreements) and Vanguard Treasury Money Market Fund generally invests 100% of its assets in U.S. Treasury securities (including repurchase agreements fully collateralized by U.S. Treasury securities). Therefore, each Fund satisfies the requirement for designation as a government money market fund. Each Fund’s policy to invest at least 99.5% of its assets in government securities may be changed only upon 60 days’ notice to shareholders.
Under Rule 2a-7, a government money market fund may maintain a stable NAV through the use of amortized cost accounting and may, but is not required to, implement liquidity fees. Each Fund will use amortized cost to transact at a stable NAV. The Funds do not currently intend to implement liquidity fees.
Security Selection
Each Fund seeks to maintain a NAV of $1, and each Fund’s advisor purchases and manages investments for the Fund with this goal in mind. Each Fund must meet certain conditions based on its election to operate under Rule 2a-7, which include maintaining a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less; meeting applicable daily, weekly, and general liquidity requirements; and investing only in securities that have remaining maturities of 397 calendar days or less, are of high quality, and have been determined by methods approved by each Board to present minimal credit risk. Securities held by the Funds may pay fixed, variable, or floating rates of interest.
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What are Weighted Average Maturity and Weighted Average Life?
Money market funds maintain a dollar-weighted average maturity (WAM)
of 60 days or less and a dollar-weighted average life (WAL) of 120 days or less. For purposes of calculating a fund’s WAM, the maturity of certain longer-term variable and floating rate securities held by the fund will generally be the period remaining until the next interest rate adjustment.
When calculating a fund’s WAL, the maturity for variable and floating rate securities will generally be the final maturity date (the date on which principal is expected to be returned in full). Maintaining a WAL of 120 days or less limits a fund’s ability to invest in longer-term variable and floating rate securities, which generally are more sensitive to changes in interest rates, particularly in volatile markets.

Although each Fund has the same investment objective and satisfies the requirements for designation as a government money market fund, each Fund’s advisor generally focuses on different classes of issuers. As a result, the Funds may differ, relatively speaking, with respect to credit quality and yield.
• Vanguard Cash Reserves Federal Money Market Fund invests primarily in securities issued by U.S. governmental agencies and instrumentalities whose interest and principal payments are backed by the full faith and credit of the U.S. government, such as those issued by the U.S. Treasury and the Government National Mortgage Association (GNMA). The Fund also may invest in securities issued by U.S. government agencies and instrumentalities whose interest and principal payments are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These agencies and instrumentalities include, among others, the Federal Home Loan Banks, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation. The Fund concentrates its assets in securities issued by companies in the financial services industry.
• Vanguard Federal Money Market Fund invests primarily in securities issued by U.S. governmental agencies and instrumentalities whose interest and principal payments are backed by the full faith and credit of the U.S. government, such as those issued by the U.S. Treasury and GNMA. The Fund also may invest in securities issued by U.S. governmental agencies and instrumentalities whose interest and principal payments are neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. These agencies and instrumentalities include, among others, the Federal Home Loan Banks, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation.
• Vanguard Treasury Money Market Fund invests solely in securities whose interest and principal payments are backed by the full faith and credit of the U.S. government.
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Each Fund may also invest in repurchase agreements that are collateralized solely by U.S. government securities or by cash. Vanguard Treasury Money Market Fund only enters into repurchase agreements with the Federal Reserve Bank of New York that are fully collateralized by U.S. Treasury securities; the Fund reserves the right to change this policy at any time and without prior notice to shareholders. Each Fund’s advisor believes that the risks of investing in repurchase agreements can be managed through careful security and counterparty selection and monitoring.
Additional Information Regarding the Funds’ Investments
The Funds’ investments are described in more detail below.
What are Money Market Funds?
In general, a money market fund is a mutual fund regulated pursuant to
Rule 2a-7 under the Investment Company Act of 1940, as amended.
Money market funds typically seek to provide stability of principal by investing in high-quality, short-term, liquid instruments such as U.S.
Treasury bills and notes, U.S. agency securities, commercial paper, banker’s acceptances, and certificates of deposit. All money market funds must meet certain conditions related to the maturity, quality, diversification, and liquidity of their portfolios. Other requirements under Rule 2a-7 vary for different types of money market funds. For example, to meet the definition of a government money market fund under the rule, a money market fund must invest 99.5% or more of its assets in cash, government securities, and/or repurchase agreements that are collateralized fully.
Government money market funds may maintain a floating or stable NAV and may, but are not required to, implement liquidity fees. Prime and tax-exempt money market funds may be retail money market funds or institutional money market funds. Retail money market funds must have policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons, may maintain a floating or stable NAV, and are subject to discretionary liquidity fees. Institutional money market funds may be held by a wider range of investors, must have a floating
NAV, and are subject to discretionary and mandatory liquidity fees.

• U.S. Government and Agency Securities represent loans by investors to the U.S. Treasury or to a wide variety of government agencies and instrumentalities. Securities issued by the U.S. Treasury and a small number of U.S. government agencies (such as the Government National Mortgage Association) are backed by the full faith and credit of the U.S. government. However, securities issued by most U.S. government entities, including the U.S. government-sponsored enterprises discussed below, are
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neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. The market values of U.S. government and agency securities and U.S. Treasury securities are subject to fluctuation and to the expectation that the U.S. Treasury will be able to honor its obligations.
A number of government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks, issue debt and mortgage-backed securities. Although government-sponsored enterprises may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. For example, in September 2008, the U.S. Treasury placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation under conservatorship and appointed the Federal Housing Finance Agency to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation to provide them with capital in exchange for senior preferred stock. However, in general, a government-sponsored enterprise’s securities are neither issued nor guaranteed by the U.S. Treasury, and they are not backed by the full faith and credit of the U.S. government. In most cases, securities issued by a government-sponsored enterprise are supported only by the credit of the government-sponsored enterprise itself. In some cases, a government-sponsored enterprise’s securities may be supported by the ability of the government-sponsored enterprise to borrow from the U.S. Treasury or may be supported by the U.S. government in another way.
• Repurchase Agreements are agreements in which a bank, a securities dealer, or another counterparty that meets minimum credit requirements sells government securities and agrees to repurchase the securities on a specific date (normally the next business day) at a specific price. The securities purchased serve as collateral for the counterparty’s repurchase obligation.
• Variable and Floating Rate Securities are debt securities that provide for periodic adjustments in the interest rate paid on them. Variable rate securities provide for a specified periodic adjustment in the interest rate (e.g., daily, weekly, or quarterly), while floating rate securities have interest rates that are adjusted in response to a change to a designated benchmark, an issuer’s credit rating, or a reference rate such as the Secured Overnight Financing Rate (SOFR).
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More on Fund Risks
Investing in the securities markets can result in a loss of principal. Each Fund is subject to a variety of risks, including the principal risks listed below, that can impact its net asset value (NAV), performance, and ability to achieve its investment objective.
More on Principal Risks
General Market Risk. The markets in which the Funds invest can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Funds’ investments, thereby resulting in potential losses to the Funds over short or long periods.
Investing in Bond Markets. Each Fund invests in money market instruments, which are high quality, short-term debt securities. As a result, each Fund may be impacted by the general condition of the bond markets and by factors that affect bonds and bond issuers. For example, as a general rule, bond prices and interest rates move in opposite directions. When interest rates rise, bond prices tend to fall, and when interest rates fall, bond prices tend to go up. Bond income also is affected by changes in interest rates. Interest rates can rise or fall for a number of reasons, including, but not limited to, central bank monetary policy, inflationary or deflationary pressures, and changes in general market and economic conditions. Changing interest rates, including, but not limited to, rates that fall below zero, could have unpredictable effects on the overall market and may expose the bond markets in particular to heightened volatility and potential illiquidity. The degree to which a Fund is impacted by the following bond market risks may vary based on factors disclosed throughout this prospectus, such as the types of bonds in which it invests and the overall credit quality, average maturity, and/or average duration of its bond holdings.
Stable NAV. There can be no assurance that a Fund will be successful in maintaining a stable NAV. A wide variety of factors, such as significant market volatility, very low or negative interest rates, periods of high redemption activity, or other factors could affect a Fund’s ability to maintain a stable NAV. If any money market fund that seeks to maintain a stable NAV fails to do so (or if there
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is a perceived threat of such a failure), other money market funds, including a Fund, may be subject to increased redemption activity and/or other adverse effects.
Money Market Funds and Interest Rates. In general, the prices of money market instruments are less sensitive to changes in interest rates than the prices of longer-term debt securities. However, money market fund income is based on short-term interest rates, which means the Fund’s income may fluctuate significantly over short periods and may decline during periods of falling interest rates. In addition, interest rate changes could have unpredictable impacts on the overall market, which could negatively impact a Fund. For example, a Fund may be subject to loss if interest rates increase substantially and/or rapidly. Depending on the duration and severity, a period of low or negative interest rates could prevent a Fund from, among other things, providing a positive yield to its shareholders, paying expenses out of current income, and/or achieving its investment objective, including maintaining a stable NAV of $1.
Credit Risk. Credit risk refers to the chance that an issuer will default (fail to meet its credit obligations) or fail to make payments in a timely manner, which could result in a loss to a Fund. In addition, negative perceptions of an issuer’s ability to make payments can cause the price of a security to decline. While all debt securities are subject to credit risk to some extent, those with higher credit quality ratings generally pose less credit risk than those with lower credit quality ratings.
Bond Liquidity Risk. If a Fund is unable to sell a security at an advantageous time or price, its returns may be reduced. There may be limited trading in the secondary market for certain debt securities, which could make them more difficult to value or sell.
Repurchase Agreements. If the counterparty to a repurchase agreement with a Fund is unable to repurchase the securities as promised, the Fund may incur costs when trying to sell the securities to another buyer, which could reduce any amount realized on the collateral and result in a loss to the Fund. If the counterparty seeks relief under bankruptcy laws, a Fund could suffer delays in receiving the collateral or may otherwise experience a loss. For example, if the counterparty becomes insolvent, a bankruptcy court could determine that the security underlying the repurchase agreement does not belong to the Fund and order that it be used to pay off the counterparty’s debts.
Variable and Floating Rate Securities. Each Fund may invest in securities that pay variable or floating rates of interest. At any given time, the current interest rate of a variable or floating rate security may not accurately reflect current market interest rates, or may yield less than is appropriate to
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compensate the investor for the issuer’s current credit quality. As a result, the value of a Fund’s investments in such securities is subject to decline. In addition, an active market for variable and floating rate securities may not always exist at the time a Fund wishes to dispose of them.
Active Management. Each Fund is actively managed. Active management permits the advisor to use reasonable discretion on how to invest the assets of each Fund in a manner that helps the advisor achieve the strategy of the Fund. The advisor’s security selection and/or strategy execution could cause each Fund to underperform relevant securities markets or other funds with a similar investment objective. All else being equal, actively managed funds can have higher fees and expenses than passively managed funds.
Industry Concentration (Vanguard Cash Reserves Federal Money Market Fund only). The Fund concentrates its assets in securities of issuers in the financial services industry. As a result, the Fund’s performance depends to a greater extent on the overall condition of, and is more susceptible to events affecting, this industry.
Additional Risks
Geopolitical and Sanctions Risk. Due to growing dependencies between global economies, geopolitical events can negatively affect all securities, markets, and economies. It is possible that events which only impact one geographic area could have negative short- or long-term effects on markets, issuers, and/or exchanges in the United States and other countries.
At times, the United States, other governments, or other supranational bodies (e.g., the United Nations) may impose sanctions on countries and/or entities in response to geopolitical events or other priorities. Compliance with sanctions could impact the Funds, including the Funds’ abilities to transact in or obtain exposure to certain foreign securities and assets. Sanctions also could cause significant losses to the Funds’ investments and its performance could be negatively impacted. In lieu of sanctions, companies or specific goods that the company produces could be subjected to trade embargoes or tariffs, which can also affect securities markets and create volatility. So long as sanctions do not prohibit investment in the company or issuer, the Funds typically also would not be prohibited from investing in the affected company or issuer.
Potential Redemption Activity Impacts. The Vanguard funds can be negatively impacted by certain large redemptions. These redemptions could occur due to a single shareholder or multiple shareholders deciding to sell a large quantity of shares of a fund or a share class of the fund. Large redemptions can occur for many reasons, either as a result of actions taken by the Vanguard funds or their advisors, or as a result of events unrelated to
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actions taken by the Vanguard funds or their advisors. Actions taken by the Vanguard funds or their advisors could include, but are not limited to, changes to a fund’s advisor(s), changes to a fund’s portfolio manager(s), changes to the composition of a fund’s portfolio, and/or other product changes or launches that, for example, result in shareholders redeeming shares of one fund to purchase shares of another fund or investment vehicle. For a fund of funds, actions taken by the Vanguard funds or their advisors could include a withdrawal from an underlying fund or a change in the allocation to underlying funds. Events unrelated to actions taken by the Vanguard funds or their advisors could include shareholders selling out of a fund in response to market movements or regulatory changes.
A large redemption could adversely affect a fund’s liquidity and NAV. For example, a large redemption could require a fund’s manager to sell portfolio holdings at unplanned or inopportune times. The manager’s sale of these holdings, which is a taxable event, could require the fund to distribute any corresponding capital gains or other taxable income to the fund’s remaining shareholders; see Dividends, Distributions, and Taxes in the Investing in Vanguard Funds section for additional information. The increased trading activity could also increase underlying costs for the fund due to commissions paid by the fund. When large redemptions occur, the Vanguard funds reserve the right to pay all or part of the redemptions in-kind and/or delay payment of the redemption proceeds for up to seven calendar days; see “Methods Used to Meet Redemption Requests” under Purchase, Redemption, and Exchange of Fund Shares in the Investing in Vanguard Funds section.
Money Market Fund Reform. “Money Market Fund Reform” refers to amendments to the rules that govern money market funds, which were most recently adopted by the SEC in July 2023. The SEC continues to review the regulation of money market funds and may adopt additional amendments to Rule 2a-7 or other regulatory changes in the future. Compliance with Money Market Fund Reform could affect the Fund’s investment strategy, fees and expenses, portfolio, share liquidity, and/or return potential.
Other Investment Policies
In addition to employing its principal investment strategies, each Fund may use the following other investment strategies and types of investments in order to achieve its investment objective.
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Other Types of Investments
Vanguard Cash Reserves Federal Money Market Fund and Vanguard Federal Money Market Fund each may invest up to 5% of its net assets in illiquid securities, which are securities that a Fund may not be able to sell or dispose of in the ordinary course of business within seven calendar days at approximately the value ascribed to them by the Fund.
Cash Management
Each Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are used as cash management vehicles for the Vanguard funds. When investing in a CMT Fund, each Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.
Temporary Defensive Measures
Each Fund may temporarily depart from its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, a Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.
Cash equivalent investments include cash deposits, short-term bank deposits, and money market instruments such as U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.
Portfolio Holdings
Please consult the Funds' Statement of Additional Information or Vanguard’s website for a description of the policies and procedures that govern disclosure of each Fund’s portfolio holdings.
Management and Distribution of the Funds
Each Fund is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
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How is Vanguard’s Corporate Structure Unique?
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor
The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Fixed Income Group. As of August 31, 2025, Vanguard served as advisor for approximately $9.3 trillion in assets. Vanguard provides investment advisory services to the Funds pursuant to the Funds’ Service Agreement and subject to the supervision and oversight of the trustees and officers of the Funds.
For the fiscal year ended August 31, 2025, the advisory expenses represented an effective annual rate of less than 0.01% of each Fund’s average net assets.
Although each Fund is managed solely by Vanguard, each Fund reserves the right to utilize a multimanager approach in the future. Under the terms of an SEC exemption, the Board may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in a Fund’s advisory arrangements will be communicated to shareholders in writing. As the Funds’ sponsor and overall manager, Vanguard may provide investment advisory services to a Fund at any time. Vanguard may also recommend to the Board that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Funds have filed an application seeking an SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Funds may rely on the new SEC relief.
For a discussion of why the Board of each Fund approved each Fund’s investment advisory arrangement, see the Financial Statements and Other Information covering the fiscal year ended August 31.
The manager primarily responsible for the day-to-day management of the Funds is:
Nafis T. Smith, Portfolio Manager and Principal of Vanguard. He has been with Vanguard since 2003, has worked in investment management since 2005, has managed investment portfolios for Vanguard since 2010, has managed Vanguard Cash Reserves Federal Money Market Fund and Vanguard Treasury
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Money Market Fund since 2017, and has managed Vanguard Federal Money Market Fund since September 2025. Education: B.A., Cornell University; M.B.A., Wharton School University of Pennsylvania.
The Funds' Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Funds.
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Investing in Vanguard Funds
In this section, you will find information regarding buying and selling Vanguard fund shares. Vanguard reserves the right to change the policies in this section without notice. Please call or visit our website for current information. See Contacting Vanguard.
The availability of certain Vanguard fund share classes and/or shareholder services described in this prospectus will depend on the policies and procedures of the different accounts or investment products through which you hold your Vanguard fund shares. Vanguard fund shares can be held indirectly through financial intermediaries, or through investment products that use the funds as underlying investments such as employer-sponsored retirement or savings plans. In certain circumstances, Vanguard fund shares can be held directly with Vanguard.
If you hold Vanguard fund shares through accounts maintained by a financial intermediary, such as your securities dealer, broker, investment advisor, bank, other financial institution, including shares held in a brokerage account with Vanguard Brokerage Services®, or through an investment product such as an employer-sponsored retirement or savings plan, please consult your financial intermediary to determine which share classes are available to you and to learn about other rules that apply to your accounts. Your financial intermediary may impose rules that differ from, and/or charge a transaction or other fee in addition to, those described in this prospectus. Please consult your financial intermediary for details. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Vanguard fund as an investment option.
If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to investing directly with Vanguard. Vanguard reserves the right, upon reasonable notice, to discontinue the ability to hold Vanguard fund shares directly with Vanguard for any or all investors and/or to transfer such shares to an affiliate or other financial institution. For more information regarding your account and the shareholder services offered through your account, you may contact Vanguard by phone, by mail, or through our website. See Contacting Vanguard.
For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same
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fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.
Share Classes and Converting Shares
Share Class Overview
Each Vanguard fund may offer one or more share classes. If a Vanguard fund offers multiple share classes, each share class has the same investment objective, strategies, and policies. However, because different share classes can have different expenses, their investment returns may differ.
The following share classes are offered by the Funds:
• Investor Shares, offered only by Vanguard Federal Money Market Fund and Vanguard Treasury Money Market Fund, which generally require a minimum initial investment of $3,000.
• Admiral Shares, offered only by Vanguard Cash Reserves Federal Money Market Fund, which generally require a minimum initial investment of $3,000.
You generally need a minimum of $1 to add to an existing account.
Additional eligibility requirements other than investment minimums may also apply to each share class. Investment minimums may differ for certain categories of accounts or investors. Certain types of accounts may meet the investment minimum for certain share classes by aggregating separate accounts within the same fund.
Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including changing the types of clients who are eligible to purchase each share class, increasing or decreasing the minimum amount required to open, convert shares to, or maintain a fund account, or increasing or decreasing the minimum amount required to add to an existing fund account.
Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them.
Accounts Held Through Financial Intermediaries. If you hold shares through a financial intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), your financial intermediary may have different policies regarding the availability of certain share classes from those described above. You should consult your financial intermediary to consider your options, including your eligibility for the share classes described above.
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Pricing of Fund Shares
When you purchase shares, you pay the share price, also known as the NAV, plus any applicable purchase fee. Your shares are also redeemed at the NAV, minus any applicable redemption fee. The share price for your transaction is the next one calculated after your purchase or redemption order is received in good order. NAV is typically calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event generally shall also serve as the conclusion of the trading day. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Vanguard funds do not sell or redeem shares. However, on those days the value of a fund’s assets may be affected to the extent that the fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
The NAV per share is computed by dividing the total assets, minus liabilities, of a fund by the number of fund shares outstanding. The instruments held by a Vanguard retail or government money market fund are generally valued on the basis of amortized cost. A fund’s investments in any mutual fund shares, including institutional money market fund shares, are valued at the NAVs of the mutual fund shares. A fund’s investments in any ETF shares or closed-end fund shares are valued at the market value of those shares.
Although the Vanguard retail and government money market funds seek to maintain a stable NAV of $1 per share, a stable share price is not guaranteed. A low or negative interest rate environment could impact a fund’s ability to provide a positive yield to its shareholders, pay expenses out of current income, and/or achieve its investment objective, including maintaining a stable NAV of $1 per share.
Vanguard money market fund yields are available on our website.
Purchase, Redemption, and Exchange of Fund Shares
How to Purchase, Redeem, and Exchange Shares
If you hold Vanguard fund shares through a financial intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), you should contact your financial intermediary to purchase, redeem, or exchange shares. Depending on the policies and procedures of your financial
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intermediary, the procedures and rules by which you open an account and/or purchase, redeem, and exchange shares may differ from the procedures and rules discussed below.
If you hold shares directly with Vanguard, please see the information below regarding purchasing, redeeming, and exchanging your shares.
How to Initiate a Purchase, Redemption, or Exchange Request
• Online or by telephone. You may open certain types of accounts, request a purchase, redemption, or exchange of your shares online through our website (if you are registered for online access), or by calling Vanguard. See Contacting Vanguard.
• By Mail. You may also send Vanguard your account registration form and check to open certain types of accounts. To add to an existing account, you may send your check with a purchase form. You may also send a form (available online) to Vanguard by mail to redeem from a fund account.
How to Pay for a Purchase
• By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on a Vanguard account, you must designate the bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan), if eligible, or upon request.
• By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.
• By check. You may make initial or additional purchases to your fund account by sending a check with a purchase form. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard—XX). For a list of Fund numbers (for share classes in this prospectus), see Additional Information. All purchase checks must be written in U.S. dollars, drawn on a U.S. bank, and accompanied by good order instructions. Vanguard does not accept cash, traveler’s checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.
• By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund.
How to Receive Redemption Proceeds
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• By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on a Vanguard account, you must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan), if eligible, or upon request.
• By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form.
• By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund.
• By check. You may have the proceeds of a fund redemption sent via check directly to you at the mailing address you have on file.
At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

If your account is eligible and you have established the checkwriting service on your account, you can redeem shares by writing a check for $250 or more.
Other Rules You Should Know
Responsibility for Fraud. You should take precautions to protect yourself from fraud. Keep your account-related information private, and review any account confirmations, statements, or other information that we provide to you as soon as you receive them. Let us know immediately if you discover unauthorized activity or see something on your account that you do not understand or that looks unusual. Vanguard will not be responsible for losses that result from transactions by a person who we reasonably believe is authorized to act on your account.
Account Service Fee. Vanguard may charge a $25 account service fee on fund accounts that have a balance below $5,000,000 for any reason, including market fluctuation. The account service fee may be applied to both retirement and nonretirement fund accounts and may be assessed on fund accounts in all Vanguard funds, regardless of the account minimum. The fee, which will be
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collected by redeeming fund shares in the amount of $25, will be deducted from fund accounts subject to the fee once per calendar year. Certain account types have alternative fee structures, including SIMPLE IRAs, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.
Wire Fee. Please note that Vanguard charges a $10 wire fee for outgoing wire redemptions. The fee is assessed in addition to, rather than being withheld from, redemption proceeds and is paid directly to the fund in which you invest. For example, if you redeem $100 via a wire, you will receive the full $100, and the $10 fee will be assessed to your fund account through an additional redemption of fund shares. If you redeem your entire fund account, your redemption proceeds will be reduced by the amount of the fee. The wire fee may not apply to certain types of accounts. Please call or visit our website for more information on how the wire fee is charged.
No Cancellation. Vanguard will not accept your request to cancel any purchase, redemption or exchange request once processing has begun, so please be careful when placing a transaction request.
New Accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.
Vanguard.com Registration. If you are a registered user of vanguard.com, you can review your account holdings; purchase, redeem, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.
Proof of a Caller’s Authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:
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Authorization to act on the account (as the account owner or by legal documentation or other means).
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Account registration and address.
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Fund name and account number, if applicable.
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Other information relating to the caller, the account owner, or the account.
Unusual Circumstances. If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request on a Vanguard form by regular or express mail.
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Documentation for Certain Accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.
Recently Purchased Shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund in an account with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.
Address Change. If you change your address online or by telephone, there may be up to a 14-day restriction (starting on the business day after your address is changed) on your ability to request check redemptions online and by telephone. You can request a redemption in writing (using a form available online) at any time. Confirmations of address changes are sent to both the old and new addresses.
Future Trade-Date Requests. Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as described in Trade Date. Vanguard reserves the right to return future-dated purchase checks.
Uncashed Checks. Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.
Invalid Addresses. If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions back to the fund from which the distribution occurred until you provide us with a valid mailing address. Reinvestments will receive the NAV calculated on the date of the reinvestment.
Dormant Accounts. If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law, subject to potential federal or state withholding taxes.
Accounts with More than One Owner. If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.
Share Certificates. Share certificates are no longer issued for Vanguard funds. Shares currently held in certificates cannot be redeemed, exchanged, converted, or transferred (reregistered) until you return the certificates (unsigned) to Vanguard by registered mail.
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Earning Dividends. You generally begin earning dividends on the business day following your trade date of a purchase order. When buying money market fund shares through a federal funds wire on a business day, however, you generally can begin earning dividends immediately by making a purchase request by telephone to Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Cash Reserves Federal Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund). For additional information on how the trade date is determined for a purchase order, please see “Trade Date”.
You generally will continue earning dividends until the first business day following your trade date of a redemption order. Generally, there are two exceptions to this rule: (1) If you redeem shares by writing a check against your account (if your account is eligible and you have established the checkwriting service on your account), the shares will stop earning dividends on the day that your check posts to your account; and (2) For money market funds, if you redeem shares with a same-day wire request before 10:45 a.m., Eastern time, on a business day (2 p.m., Eastern time, for Vanguard Cash Reserves Federal Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the shares will stop earning dividends that same day. For additional information on how the trade date is determined for a redemption order, please see “Trade Date”.
Additional Information Regarding Redemption of Shares
Methods Used to Meet Redemption Requests. Under normal circumstances, the Vanguard funds typically expect to meet redemptions with positive cash flows. When this is not an option, a fund seeks to maintain its risk exposure by selling a cross section of the fund’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, a fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio.
Under certain circumstances, including under stressed market conditions, there are additional tools that a fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. A fund may also suspend payment of redemption proceeds for up to seven days. Additionally under these unusual circumstances, a fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
Although the Vanguard funds typically intend to meet redemption requests in cash, in consideration of the best interests of the funds and their remaining shareholders, the funds reserve the right to pay redemption proceeds wholly or partly in-kind by delivering readily marketable securities held by the funds in lieu
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of cash in conformity with applicable rules of the SEC and in accordance with procedures adopted by the funds’ board of trustees. Redemptions in-kind may be used during both normal and stressed market conditions. For example, a fund may make a redemption in-kind if a cash redemption could negatively affect its operations or performance, as may be the case with large redemption amounts, or in situations where the redeeming shareholder may be engaged in market timing or frequent trading. A fund may delay payment of the redemption proceeds for up to seven calendar days.
Please contact Vanguard before you attempt to redeem a large dollar amount. In doing so, you may avoid in-kind or delayed payment of your redemption.
Emergency Circumstances. The Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, the Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances or such other periods, as determined by the SEC. In connection with a determination by the board of trustees, in accordance with Rule 22e-3 under the Investment Company Act of 1940, a money market fund may suspend redemptions and postpone payment of redemption proceeds in order to facilitate an orderly liquidation of the fund. In addition, in accordance with Rule 2a-7 under the Investment Company Act of 1940, the board of trustees of a retail or institutional money market fund may implement discretionary liquidity fees if a retail or institutional money market fund’s board of trustees determines the fee is in the best interest of the fund.
Timing of Payment of Redemption Proceeds. If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by the Vanguard fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. Please see Methods Used to Meet Redemption Requests and Emergency Circumstances for further information.
If you hold shares directly with Vanguard, the following rules also apply:
• Timing of wire redemptions from money market funds:for telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Cash Reserves Federal Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.
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• Timing of wire redemptions from all other funds: for requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.
• If your redemption request is not in good order, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction.
Good Order
Vanguard funds reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:
• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.
• Include the fund name and account number.
• Include the amount of the transaction (stated in dollars, shares, or percentage).
Written instructions also must generally be provided on a Vanguard form and include:
• Signature(s) and date from the authorized person(s).
• Signature guarantees or notarized signatures, if required for the type of transaction. (Call Vanguard for specific requirements.)
• Any supporting documentation that may be required.
Good order requirements may vary among types of accounts and transactions. Vanguard reserves the right, without notice, to revise the requirements for good order. If you hold shares through a financial intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), please contact your financial intermediary for more details on good order requirements that may apply to you.
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Trade Date
If you place your purchase, redemption, or exchange order through a financial intermediary (including through a brokerage account held at Vanguard Brokerage Services®), it is their responsibility to send your order to the Vanguard funds. Your transaction will be executed using the NAV next calculated after the order is received by the Vanguard funds in good order.
The Vanguard funds have authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain funds of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to purchase or redeem fund shares on behalf of the Vanguard funds. In these circumstances, the Vanguard fund will be deemed to receive an order when accepted by the authorized financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will be executed using the NAV next calculated after such acceptance.
If you hold shares directly with Vanguard, you may place your transaction request directly with Vanguard. Your transaction request will be executed using the NAV as calculated on the trade date as determined below. The trade date for any transaction request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are transacting, and the type of fund in which you are transacting. If your transaction request is not in good order, it may be rejected.
Trade Date for a Purchase Order. For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.
For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.
Trade Date for a Redemption, Exchange, or Conversion Order (other than an order to convert to ETF Shares (if available)). If the transaction is received in good order on a business day before the close of regular trading on
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the NYSE (generally 4 p.m., Eastern time), the trade date will generally be the same day. If the transaction is received in good order on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will generally be the next business day.
Investing in Vanguard Funds through Employer-Sponsored Plans
If Vanguard fund shares are an investment option in your employer-sponsored retirement or savings plan, your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a fund as an investment option.
Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to a fund. Consult your recordkeeper or plan administrator for more information.
If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.
If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan. If you have any questions about the Vanguard funds or Vanguard, including those about a fund’s investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com. Vanguard reserves the right to change its policies without notice to shareholders.
Shareholder Documents
When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.
Confirmation Statements. If you hold shares directly with Vanguard, we will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you purchase, redeem, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard
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immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.
If you hold shares through a financial intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), your financial intermediary will provide you with confirmation statements. Please contact your financial intermediary for details.
Portfolio Summaries. If you hold shares directly with Vanguard, we will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.
Tax Information Statements. For most accounts, Vanguard (or your financial intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your financial intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.
Shareholder Reports and Financial Statements. Additional information about the Funds’ investments and performance is available in the Funds’ Annual and Semi-Annual Reports. The Funds’ financial statements are filed with the SEC on Form N-CSR and available on our website.
Electronic Delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences. You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.
If you hold shares through a financial intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), please contact your financial intermediary for electronic access to shareholder documents. Some financial intermediaries may not offer this service.
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Reservation of Rights
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the following rights:
Right to Change Policies. Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee charged to a shareholder or a group of shareholders. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.
Account Restrictions. Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency; (2) redeem shares, close an account, or suspend account privileges, features, or options in the case of threatening conduct or activity; (3) redeem shares, close an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4) place restrictions on the ability to redeem any or all shares in an account if it is required to do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud, financial exploitation or abuse, or to protect vulnerable investors when permitted by applicable law, regulations, or SEC guidance; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.
Right to Refuse or Reject Purchase Requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance (as may be the case with large purchase amounts).
Please contact Vanguard before you attempt to invest a large dollar amount. In doing so, you may avoid delayed or rejected transactions.
Exchange Privilege. Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.
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Please contact Vanguard before you attempt to exchange a large dollar amount. In doing so, you may avoid delayed or rejected transactions.
Account Liquidation. If an account no longer meets the eligibility requirements for a share class, a fund may, subject to applicable law, liquidate such fund account. Accounts with balances below the minimum amount required to maintain eligibility may be subject to liquidation, including when the decline results from market fluctuations or any other reason. This liquidation policy applies to nonretirement fund accounts and accounts that are held through financial intermediaries. You will be notified before a liquidation occurs.
Dividends, Distributions, and Taxes
Fund Distributions
Each Fund generally distributes to shareholders virtually all of its net income (interest less expenses). Each Fund may also realize capital gains from the sale of its holdings and distribute these gains (net of losses) to shareholders as capital gains distributions. As a money market fund, each Fund’s distributions are expected to consist primarily of income dividends. Each Fund may also make distributions that are treated as a return of capital. Income dividends generally are declared daily and distributed monthly. In addition, each Fund may make a supplemental distribution at some other time during the year.
From time to time, Vanguard and/or a fund’s board of trustees may adjust a fund’s fees and expenses and/or reduce, refund, reimburse, waive, or otherwise return to the funds and their shareholders a portion of prior fees and expenses (collectively, “expense adjustments”). Fund performance and potentially shareholder distributions, will reflect such expense adjustments. If you sell all or part of your investment in a fund before an expense adjustment occurs, then you will not receive the economic benefit, if any, of such expense adjustment. An expense adjustment at any given time does not imply or guarantee that similar or additional expense adjustments will be made in the future.
You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.
Basic Tax Points
Investors in taxable accounts should be aware of the following basic federal income tax points:
• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.
• Distributions declared and recorded in December—if paid to you by the end of January—are generally taxable as if received in December.
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• Any income dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income.
• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund. Because of the short-term nature of each Fund’s holdings, the Fund generally does not expect to make distributions of net long-term capital gains.
• Your cost basis in the Fund will be decreased by the amount of any return of capital that you receive. This, in turn, will affect the amount of any capital gain or loss that you realize when selling or exchanging your Fund shares.
• Return of capital distributions generally are not taxable to you until your cost basis has been reduced to zero. If your cost basis is at zero, return of capital distributions will be treated as capital gains.
• Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.
• Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.
• If you purchase shares before an ex-dividend date when a fund has realized but not yet distributed income or capital gains, the purchase price may include the amount of the upcoming distribution, and you may pay the full price for the shares and later receive a portion of the purchase price back as a taxable distribution. In such case, you generally will be taxed upon receipt of such distribution, even though the distribution effectively represents a return of a portion of your purchase price. This is known as “buying a dividend.”
Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.
Income dividends and capital gains distributions that you receive may be subject to state and local income taxes. Depending on your state’s rules, however, any dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Vanguard will notify you each year how much, if any, of your dividends may qualify for this exemption.
This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your own tax advisor for detailed information about any tax consequences for you.
47

General Information
Backup Withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:
• Provide your correct taxpayer identification number.
• Certify that the taxpayer identification number is correct.
• Confirm that you are not subject to backup withholding.
Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.
Special Notice to Non-U.S. Investors. The Funds offered for sale in this prospectus are primarily intended to be made available to U.S. residents and may not be appropriate for investors taxable outside of the United States. Non-U.S. investors should visit the non-U.S. investors page on our website at global.vanguard.com for information about Vanguard’s non-U.S. products.
Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements under the Internal Revenue Code, as well as any non-U.S. taxes imposed by the investor’s relevant tax jurisdiction, may apply to an investment in the Funds. Non-U.S. investors should consult their own tax advisors with respect to any particular U.S. or non-U.S. tax consequences of their investment in the Funds.
Frequent Trading Limitations
Vanguard anticipates that shareholders will purchase and sell shares of money market funds frequently because these funds are designed to offer investors a liquid investment. For this reason, each Board has determined that it is not necessary to adopt policies and procedures designed to detect and deter frequent trading and market-timing in the money market fund shares. For information on frequent-trading limits of other Vanguard funds, please see the appropriate fund’s prospectus.
48

Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual Financial Statements and Other Information. You may obtain a free copy of a fund’s latest disclosure documents upon request.
Vanguard Cash Reserves Federal Money Market Fund

For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income[1]	.0441	.0530	.0435	.0047	.0002
Net Realized and Unrealized Gain (Loss) on Investments	—	.0001	(.0006)	.0002	—
Total from Investment Operations	.0441	.0531	.0429	.0049	.0002
Distributions
Dividends from Net Investment Income	(.0441)	(.0531)	(.0429)	(.0048)	(.0002)
Distributions from Realized Capital Gains	—	(.0000)[2]	(.0000)[2]	(.0001)	—
Total Distributions	(.0441)	(.0531)	(.0429)	(.0049)	(.0002)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return[3]	4.50%	5.44%	4.38%	0.49%	0.02%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$122,755	$120,164	$108,999	$88,550	$94,883
Ratio of Total Expenses to Average Net Assets[4]	0.10%	0.10%[5]	0.10%[5]	0.08%	0.07%
Ratio of Net Investment Income to Average Net Assets	4.41%	5.30%	4.35%	0.47%	0.02%

1	Calculated based on average shares outstanding.
2	Distribution was less than $0.0001 per share.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4
Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield in order to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. The fund is not obligated to repay this amount to Vanguard. The ratio of total expenses to average net assets before an expense reduction was 0.10% for the years ended August 31, 2022 and 2021. For the years ended August 31, 2025, 2024, and
2023, there were no expense reductions.

5	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
49

Vanguard Federal Money Market Fund

For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income[1]	.0439	.0529	.0432	.0050	.0002
Net Realized and Unrealized Gain (Loss) on Investments	.0001	—	(.0005)	(.0002)	—
Total from Investment Operations	.0440	.0529	.0427	.0048	.0002
Distributions
Dividends from Net Investment Income	(.0440)	(.0529)	(.0427)	(.0048)	(.0002)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.0440)	(.0529)	(.0427)	(.0048)	(.0002)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return[2]	4.49%	5.42%	4.36%	0.48%	0.02%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$361,670	$310,399	$259,989	$216,541	$194,385
Ratio of Total Expenses to Average Net Assets[3]	0.11%	0.11%[4]	0.11%[4]	0.09%	0.09%
Ratio of Net Investment Income to Average Net Assets	4.39%	5.29%	4.32%	0.50%	0.02%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3
Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield in order to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. The fund is not obligated to repay this amount to Vanguard. The ratio of total expenses to average net assets before an expense reduction was 0.11% for the years ended August 31, 2022 and 2021. For the years ended August 31, 2025, 2024, and
2023, there were no expense reductions.

4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.11%.
50

Vanguard Treasury Money Market Fund

For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income[1]	.0440	.0530	.0437	.0045	.0003
Net Realized and Unrealized Gain (Loss) on Investments	.0002	—	(.0015)	—	—
Total from Investment Operations	.0442	.0530	.0422	.0045	.0003
Distributions
Dividends from Net Investment Income	(.0442)	(.0530)	(.0422)	(.0045)	(.0003)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.0442)	(.0530)	(.0422)	(.0045)	(.0003)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return[2]	4.51%	5.43%	4.31%	0.45%	0.03%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$96,556	$79,936	$58,338	$34,355	$35,744
Ratio of Total Expenses to Average Net Assets[3]	0.08%	0.09%[4]	0.09%[4]	0.08%	0.08%
Ratio of Net Investment Income to Average Net Assets	4.40%	5.30%	4.37%	0.45%	0.03%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3
Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield in order to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. The fund is not obligated to repay this amount to Vanguard. The ratio of total expenses to average net assets before an expense reduction was 0.09% for the years ended August 31, 2022 and 2021. For the years ended August 31, 2025, 2024, and
2023, there were no expense reductions.

4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.09%.
51

Additional Information
Forum Selection. Each Trust’s Bylaws designate Delaware courts as the exclusive forum for certain claims against or related to the Trust, a trustee, an officer, or other employee of the Trust, except that, unless the Trust otherwise consents in writing, the U.S. Federal District Courts are the exclusive forum for the resolution of complaints under the Securities Act of 1933 or the 1940 Act. These provisions may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
Shareholder Rights. Each Fund’s Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of the Trust that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application. Each Trust’s Bylaws also provide that shareholders waive the right to trial by jury to the fullest extent permitted by law.
Joint Committed Credit Facility. Each Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Board and renegotiation with the lender syndicate on an annual basis.
iMoneyNet Money Fund Reports 100 percent Treasury Funds Average. As referenced in the Average Annual Total Returns table for Vanguard Treasury Money Market Fund, the iMoneyNet Money Fund Reports 100 percent Treasury Funds Average reflects the average performance of peer money market funds, which invest 100% of assets in high-quality, short-term money market instruments that consist of U.S. treasury obligations. Derived from data provided by iMoneyNet, Inc.
U.S. Government Money Market Funds Average. As referenced in the Average Annual Total Returns tables for Vanguard Cash Reserves Federal Money Market Fund and Vanguard Federal Money Market Fund, the U.S. Government Money Market Funds Average reflects the average performance of peer designated “government” money market funds, which invest at least 99.5% of their total assets in investments in cash, U.S. government securities and/or
52

repurchase agreements that are collateralized solely by cash or U.S. government securities in accordance with the SEC’s definition of a “government” money market fund. It is derived from data provided by Lipper, a Thomson Reuters Company.
FTSE 3-Month U.S. Treasury Bill Index. As referenced in the Average Annual Total Returns tables for the Funds, the FTSE 3-Month U.S. Treasury Bill Index measures the performance of short-term U.S. government debt securities and accrues income on a monthly basis.
Vanguard Fund	Inception Date	Newspaper Abbreviation	Vanguard Fund Number	CUSIP Number
Vanguard Cash Reserves Federal Money Market Fund
Admiral Shares	10/3/1989[1]	VangCashResFdlAd	66	922906508
Vanguard Federal Money Market Fund
Investor Shares	7/13/1981	VangFdl	33	922906300
Vanguard Treasury Money Market Fund
Investor Shares	12/14/1992	VangAdmUST	11	921932109
1 The Fund’s Institutional Shares were converted to Admiral Shares on December 14, 2015. The Institutional Shares originated as Vanguard Institutional Money Market Portfolio, a separate fund that merged into Vanguard Cash Reserves Federal Money Market Fund (formerly known as Vanguard Prime Money Market Fund) on October 27, 1995. Prior to July 16, 2021, the Fund offered Investor Shares. Effective at the close of business on July 16, 2021, the remaining Investor Shares were converted to Admiral Shares.
Inception Date means the date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
CGS identifiers have been provided by CUSIP Global Services, managed on behalf of the American Bankers Association by FactSet Research Systems Inc., and are not for use or dissemination in a manner that would serve as a substitute for any CUSIP service. The CUSIP Database, © 2025 American Bankers Association. “CUSIP” is a registered trademark of the American Bankers Association.
53

Contacting Vanguard
Web
Vanguard.com	For the most complete source of Vanguard news For fund, account, and service information For most account transactions For literature requests 24 hours a day, 7 days a week

Phone
Investor Information 800-662-7447 (Text telephone for people with hearing impairment at 800-749-7273)	For fund and service information For literature requests
Client Services 800-662-2739 (Text telephone for people with hearing impairment at 800-749-7273)	For account information For most account transactions
Participant Services 800-523-1188 (Text telephone for people with hearing impairment at 800-749-7273)	For information and services for participants in employer-sponsored plans
Institutional Division 800-523-1036	For information and services for large institutional investors
Financial Advisor and Intermediary Sales Support 800-997-2798	For information and services for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
Financial Advisory and Intermediary Trading Support 800-669-0498	For account information and trading support for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
54

Connect with Vanguard® ˃ vanguard.com
For More Information
If you would like more information about Vanguard Money Market Funds, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders and Form N-CSR
Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders and in Form N-CSR. In Form N-CSR, you will find the Funds’ annual and semiannual financial statements.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Funds and is incorporated by reference into (and thus legally a part of) this prospectus.
To obtain a free copy of the latest annual or semiannual report, financial statements, or the SAI, or to request additional information about the Funds or other Vanguard funds, please visit https://vgi.vg/fund-literature or contact us as follows:
If you are an individual investor:
Telephone: 800-662-7447; Text telephone for people with hearing impairment: 800-749-7273
If you are a participant in an employer-sponsored plan:
Telephone: 800-523-1188; Text telephone for
people with hearing impairment:
800-749-7273
If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:
Client Services Department
Telephone: 800-662-2739; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Funds are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Funds’ Investment Company Act file number: Vanguard Cash Reserves Federal Money Market Fund and Vanguard Federal Money Market Fund: 811-02554; Vanguard Treasury Money Market Fund: 811-07043
© 2025 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 030 122025

December 19, 2025
Prospectus

Vanguard S&P ETFs
Exchange-traded fund shares that are not individually redeemable and are listed on NYSE Arca
Vanguard S&P 500 Value Index Fund ETF Shares (VOOV)
Vanguard S&P 500 Growth Index Fund ETF Shares (VOOG)
Vanguard S&P Mid-Cap 400 Index Fund ETF Shares (IVOO)
Vanguard S&P Mid-Cap 400 Value Index Fund ETF Shares (IVOV)
Vanguard S&P Mid-Cap 400 Growth Index Fund ETF Shares (IVOG)
Vanguard S&P Small-Cap 600 Index Fund ETF Shares (VIOO)
Vanguard S&P Small-Cap 600 Value Index Fund ETF Shares (VIOV)
Vanguard S&P Small-Cap 600 Growth Index Fund ETF Shares (VIOG)

This prospectus contains financial data for the Funds through the fiscal year ended August 31, 2025.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Vanguard S&P 500 Value ETF
Investment Objective
Vanguard S&P 500 Value ETF, an exchange-traded share class of Vanguard S&P 500 Value Index Fund (the “Fund”), seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks in the United States.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell ETF Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None*
Transaction Fee on Reinvested Dividends	None*
Transaction Fee on Conversion to ETF Shares	None*
*
None through Vanguard (Broker fees vary)
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.06%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.07%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
1 Year	3 Years	5 Years	10 Years
$7	$23	$40	$90

This example does not include the brokerage commissions that you may pay to buy and sell ETF Shares of the Fund.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs an indexing investment approach designed to track the performance of the S&P 500® Value Index (the “Target Index”), which represents the value companies of the S&P 500 Index, as determined by the Index Provider. The Target Index measures the performance of large-capitalization value companies in the United States. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the stocks that make up the Target Index. The Fund attempts to replicate the Target Index by investing all, or substantially all, of its assets in the stocks that make up the Target Index, holding each stock in approximately the same proportion as its weighting in the Target Index.

The Fund may become nondiversified, as defined under the Investment Company Act of 1940, solely as a result of tracking an index. This could occur due to events such as an index rebalance or market movement. A nondiversified fund may invest a greater percentage of its assets in the securities of particular issuers as compared with diversified funds. In addition, the Fund could become concentrated in an industry or group of industries if the Target Index becomes concentrated due to market conditions or the performance of a single or related group of issuers.
Principal Risks
As with any investment, an investment in the Fund could lose money over any time period. The Fund’s share price and total return may fluctuate, potentially within a wide range. The principal risks of investing in the Fund are summarized below. Each of the following risks could affect the Fund’s performance:
• General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
• Investing in Equity Markets. The Fund invests in the equity markets. Equity markets have historically been cyclical, having periods of time when stock values rise and fall. Market volatility can lead to significant fluctuations in stock values, resulting in potential losses to the Fund.
• Market Capitalization (Market Cap). Companies are generally classified into three types of market cap depending on their size: small-, mid-, and large-cap. Companies can be further classified into micro- or mega-cap. Different factors can affect each market cap uniquely, and historically small- and mid-cap stocks have typically been more volatile due to the effects of changing economic conditions. Large companies may not reach the same levels of growth or performance as smaller companies, and they may be slower to react to competitive challenges. The performance of funds that invest in a subset of market caps could diverge from the performance of a fund that is focused on a broader representation of the stock market.
• Value Investing. The Fund’s approach to value investing could cause it to underperform other stock funds that use a different investment style. The Fund’s investments in value stocks are subject to the risk that the stocks’ valuations do not improve at the anticipated rate or that their returns do not move in tandem with the returns of other investment styles or the broader stock market.
• Index Investing. The Fund is subject to risks associated with index investing. Because the Fund generally seeks to track the performance of the Target Index regardless of how the Target Index is performing, the Fund’s performance may be lower than it would be if it were actively managed. Although the Fund seeks to hold substantially all of the securities included in the Target Index, it may be unable to do so. In addition, the Fund could be prevented from holding one or more securities in the same proportion as in the Target Index. The performance of the Fund’s investments, in the aggregate, may not match the investment performance of the Target Index. This risk, known as tracking error risk, may be heightened during times of increased market volatility or under other unusual market conditions. The Fund also could be negatively impacted by changes to the Target Index made by the Index Provider or by errors made by the Index Provider. Any gains, losses, or costs associated with or resulting from an error made by the Index Provider will generally be borne by the Fund and, as a result, the Fund’s shareholders.
• Nondiversification. By tracking its broad-based Target Index, the Fund could become nondiversified, as defined under the Investment Company Act of 1940, due to events such as an index rebalance or market movement. The performance of nondiversified funds may be negatively impacted by relatively few securities or even a single security and their shares may experience significant fluctuations in value.
• Concentration Risk. Except as may be necessary to approximate the composition of its Target Index, the Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries. If the Target Index becomes concentrated and the Fund needs to concentrate in the same industry or group of industries, its performance could be negatively impacted by the industry or industries in which it is concentrated.
• ETF Share Trading. Vanguard ETF Shares (“ETF Shares”) are an exchanged-traded class of shares issued by certain Vanguard funds that represent an interest in the portfolio of securities held by the issuing fund. The Fund’s ETF Shares are listed for trading on NYSE Arca and individual investors may only buy and sell them on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its net asset value (NAV), there may be times when the market price of an ETF Share and its NAV differ significantly. Disruptions to creation and redemption transactions, the existence of significant market volatility, or potential lack of an active trading market for ETF Shares (including through a trading halt), as well as other factors, may result in ETF Shares trading significantly above (at a premium) or below (at a discount) the Fund’s NAV or the intraday value of the Fund’s holdings. Thus, you may pay more or less than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.
• Authorized Participants. Only Authorized Participants may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that may act as Authorized Participants. The Fund’s Authorized Participants are not obligated to engage in creation or redemption transactions. To the extent that the Fund’s Authorized Participants are unable to or choose not to proceed with creation and/or redemption transactions with respect to the Fund and no other Authorized Participants step forward to engage in creation or redemption transactions with the Fund, the Fund’s ETF Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table show the Fund’s historical performance and are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s ETF Shares (based on NAV) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of a broad-based securities market index and one or more additional indexes with similar investment characteristics as the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.
Annual Total Returns — Vanguard S&P 500 Value Index Fund ETF Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2025, was 9.63%.
During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	14.46%	December 31, 2020
Lowest	-25.37%	March 31, 2020
Average Annual Total Returns for Periods Ended December 31, 2024
	1 Year	5 Years	10 Years
Vanguard S&P 500 Value Index Fund ETF Shares
Based on NAV
Return Before Taxes	12.19%	10.38%	9.88%
Return After Taxes on Distributions	11.62	9.80	9.29
Return After Taxes on Distributions and Sale of Fund Shares	7.60	8.12	7.96
Based on Market Price
Return Before Taxes	12.15	10.38	9.88
S&P 500 Value Index (reflects no deduction for fees, expenses, or taxes)	12.29%	10.49%	10.01%
Dow Jones U.S. Total Stock Market Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	23.88	13.78	12.48
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Managers
Kenny Narzikul, CFA, Portfolio Manager at Vanguard. He has co-managed the Fund since 2023.

Chris Nieves, CFA, Portfolio Manager at Vanguard. He has co-managed the Fund since February 2025.
Purchase and Sale of Fund Shares
ETF Shares may only be bought and sold in the secondary market through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more (premium) or less (discount) than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. ETF Shares of the Fund cannot be directly purchased from or redeemed with the Fund, except by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks known as creation units, typically in exchange for baskets of securities.
An investor in ETF Shares may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase ETF Shares (bid) and the lowest price a seller is willing to accept for ETF Shares (ask) when buying or selling shares in the secondary market (bid-ask spread). Recent information about the Fund and its ETF Shares, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at vanguard.com.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.

Payments to Financial Intermediaries
The Fund and its advisor do not pay financial intermediaries for sales of Fund shares.

Vanguard S&P 500 Growth ETF
Investment Objective
Vanguard S&P 500 Growth ETF, an exchange-traded share class of Vanguard S&P 500 Growth Index Fund (the “Fund”), seeks to track the performance of a benchmark index that measures the investment return of large-capitalization growth stocks in the United States.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell ETF Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None*
Transaction Fee on Reinvested Dividends	None*
Transaction Fee on Conversion to ETF Shares	None*
*
None through Vanguard (Broker fees vary)
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.06%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.07%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
1 Year	3 Years	5 Years	10 Years
$7	$23	$40	$90

This example does not include the brokerage commissions that you may pay to buy and sell ETF Shares of the Fund.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs an indexing investment approach designed to track the performance of the S&P 500® Growth Index (the “Target Index”), which represents the growth companies of the S&P 500 Index, as determined by the Index Provider. The Target Index measures the performance of large-capitalization growth companies in the United States. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the stocks that make up the Target Index. The Fund attempts to replicate the Target Index by investing all, or substantially all, of its assets in the stocks that make up the Target Index, holding each stock in approximately the same proportion as its weighting in the Target Index.

The Fund may become nondiversified, as defined under the Investment Company Act of 1940, solely as a result of tracking an index. This could occur due to events such as an index rebalance or market movement. A nondiversified fund may invest a greater percentage of its assets in the securities of particular issuers as compared with diversified funds. In addition, the Fund could become concentrated in an industry or group of industries if the Target Index becomes concentrated due to market conditions or the performance of a single or related group of issuers.
Principal Risks
As with any investment, an investment in the Fund could lose money over any time period. The Fund’s share price and total return may fluctuate, potentially within a wide range. The principal risks of investing in the Fund are summarized below. Each of the following risks could affect the Fund’s performance:
• General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
• Investing in Equity Markets. The Fund invests in the equity markets. Equity markets have historically been cyclical, having periods of time when stock values rise and fall. Market volatility can lead to significant fluctuations in stock values, resulting in potential losses to the Fund.
• Market Capitalization (Market Cap). Companies are generally classified into three types of market cap depending on their size: small-, mid-, and large-cap. Companies can be further classified into micro- or mega-cap. Different factors can affect each market cap uniquely, and historically small- and mid-cap stocks have typically been more volatile due to the effects of changing economic conditions. Large companies may not reach the same levels of growth or performance as smaller companies, and they may be slower to react to competitive challenges. The performance of funds that invest in a subset of market caps could diverge from the performance of a fund that is focused on a broader representation of the stock market.
• Growth Investing. The Fund’s approach to growth investing could cause it to underperform other stock funds that use a different investment style. Growth stocks typically produce lower yields because growth companies prefer to reinvest earnings into research and development to promote growth and increase profitability. Research and development can be expensive and may not always produce favorable results, which could harm a company’s performance relative to the broader market.
• Index Investing. The Fund is subject to risks associated with index investing. Because the Fund generally seeks to track the performance of the Target Index regardless of how the Target Index is performing, the Fund’s performance may be lower than it would be if it were actively managed. Although the Fund seeks to hold substantially all of the securities included in the Target Index, it may be unable to do so. In addition, the Fund could be prevented from holding one or more securities in the same proportion as in the Target Index. The performance of the Fund’s investments, in the aggregate, may not match the investment performance of the Target Index. This risk, known as tracking error risk, may be heightened during times of increased market volatility or under other unusual market conditions. The Fund also could be negatively impacted by changes to the Target Index made by the Index Provider or by errors made by the Index Provider. Any gains, losses, or costs associated with or resulting from an error made by the Index Provider will generally be borne by the Fund and, as a result, the Fund’s shareholders.

• Nondiversification. By tracking its broad-based Target Index, the Fund could become nondiversified, as defined under the Investment Company Act of 1940, due to events such as an index rebalance or market movement. The performance of nondiversified funds may be negatively impacted by relatively few securities or even a single security and their shares may experience significant fluctuations in value.
• Concentration Risk. Except as may be necessary to approximate the composition of its Target Index, the Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries. If the Target Index becomes concentrated and the Fund needs to concentrate in the same industry or group of industries, its performance could be negatively impacted by the industry or industries in which it is concentrated.
• Information Technology Sector. As of the Fund’s most recent fiscal year end, stocks of companies within the information technology sector made up a significant portion of the Target Index. As a result, the performance of the Target Index, and therefore the performance of the Fund, may be impacted by the general condition of the information technology sector.
• ETF Share Trading. Vanguard ETF Shares (“ETF Shares”) are an exchanged-traded class of shares issued by certain Vanguard funds that represent an interest in the portfolio of securities held by the issuing fund. The Fund’s ETF Shares are listed for trading on NYSE Arca and individual investors may only buy and sell them on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its net asset value (NAV), there may be times when the market price of an ETF Share and its NAV differ significantly. Disruptions to creation and redemption transactions, the existence of significant market volatility, or potential lack of an active trading market for ETF Shares (including through a trading halt), as well as other factors, may result in ETF Shares trading significantly above (at a premium) or below (at a discount) the Fund’s NAV or the intraday value of the Fund’s holdings. Thus, you may pay more or less than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.
• Authorized Participants. Only Authorized Participants may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that may act as Authorized Participants. The Fund’s Authorized Participants are not obligated to engage in creation or redemption transactions. To the extent that the Fund’s Authorized Participants are unable to or choose not to proceed with creation and/or redemption transactions with respect to the Fund and no other Authorized Participants step forward to engage in creation or redemption transactions with the Fund, the Fund’s ETF Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table show the Fund’s historical performance and are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s ETF Shares (based on NAV) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of a broad-based securities market index and one or more additional indexes with similar investment characteristics as the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.
Annual Total Returns — Vanguard S&P 500 Growth Index Fund ETF Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2025, was 19.46%.
During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	26.21%	June 30, 2020
Lowest	-20.83%	June 30, 2022

Average Annual Total Returns for Periods Ended December 31, 2024
	1 Year	5 Years	10 Years
Vanguard S&P 500 Growth Index Fund ETF Shares
Based on NAV
Return Before Taxes	35.92%	16.97%	15.15%
Return After Taxes on Distributions	35.75	16.73	14.84
Return After Taxes on Distributions and Sale of Fund Shares	21.37	13.70	12.73
Based on Market Price
Return Before Taxes	35.85	16.97	15.14
S&P 500 Growth Index (reflects no deduction for fees, expenses, or taxes)	36.07%	17.09%	15.29%
Dow Jones U.S. Total Stock Market Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	23.88	13.78	12.48
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Managers
Kenny Narzikul, CFA, Portfolio Manager at Vanguard. He has co-managed the Fund since 2023.

Chris Nieves, CFA, Portfolio Manager at Vanguard. He has co-managed the Fund since February 2025.
Purchase and Sale of Fund Shares
ETF Shares may only be bought and sold in the secondary market through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more (premium) or less (discount) than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. ETF Shares of the Fund cannot be directly purchased from or redeemed with the Fund, except by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks known as creation units, typically in exchange for baskets of securities.
An investor in ETF Shares may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase ETF Shares (bid) and the lowest price a seller is willing to accept for ETF Shares (ask) when buying or selling shares in the secondary market (bid-ask spread). Recent information about the Fund and its ETF Shares, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at vanguard.com.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its advisor do not pay financial intermediaries for sales of Fund shares.

Vanguard S&P Mid-Cap 400 ETF
Investment Objective
Vanguard S&P Mid-Cap 400 ETF, an exchange-traded share class of Vanguard S&P Mid-Cap 400 Index Fund (the “Fund”), seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks in the United States.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell ETF Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None*
Transaction Fee on Reinvested Dividends	None*
Transaction Fee on Conversion to ETF Shares	None*
*
None through Vanguard (Broker fees vary)
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.06%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.07%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
1 Year	3 Years	5 Years	10 Years
$7	$23	$40	$90

This example does not include the brokerage commissions that you may pay to buy and sell ETF Shares of the Fund.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs an indexing investment approach designed to track the performance of the S&P MidCap 400® Index (the “Target Index”). The Target Index measures the performance of mid-size companies in the United States. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the stocks that make up the Target Index. The Fund attempts to replicate the Target Index by investing all, or substantially all, of its assets in the stocks that make up the Target Index, holding each stock in approximately the same proportion as its weighting in the Target Index.
Principal Risks
As with any investment, an investment in the Fund could lose money over any time period. The Fund’s share price and total return may fluctuate, potentially within a wide range. The principal risks of investing in the Fund are summarized below. Each of the following risks could affect the Fund’s performance:
• General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
• Investing in Equity Markets. The Fund invests in the equity markets. Equity markets have historically been cyclical, having periods of time when stock values rise and fall. Market volatility can lead to significant fluctuations in stock values, resulting in potential losses to the Fund.

• Market Capitalization (Market Cap). Companies are generally classified into three types of market cap depending on their size: small-, mid-, and large-cap. Companies can be further classified into micro- or mega-cap. Different factors can affect each market cap uniquely, and historically small- and mid-cap stocks have typically been more volatile due to the effects of changing economic conditions. Large companies may not reach the same levels of growth or performance as smaller companies, and they may be slower to react to competitive challenges. The performance of funds that invest in a subset of market caps could diverge from the performance of a fund that is focused on a broader representation of the stock market.
• Index Investing. The Fund is subject to risks associated with index investing. Because the Fund generally seeks to track the performance of the Target Index regardless of how the Target Index is performing, the Fund’s performance may be lower than it would be if it were actively managed. Although the Fund seeks to hold substantially all of the securities included in the Target Index, it may be unable to do so. In addition, the Fund could be prevented from holding one or more securities in the same proportion as in the Target Index. The performance of the Fund’s investments, in the aggregate, may not match the investment performance of the Target Index. This risk, known as tracking error risk, may be heightened during times of increased market volatility or under other unusual market conditions. The Fund also could be negatively impacted by changes to the Target Index made by the Index Provider or by errors made by the Index Provider. Any gains, losses, or costs associated with or resulting from an error made by the Index Provider will generally be borne by the Fund and, as a result, the Fund’s shareholders.
• Concentration Risk. Except as may be necessary to approximate the composition of its Target Index, the Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries. If the Target Index becomes concentrated and the Fund needs to concentrate in the same industry or group of industries, its performance could be negatively impacted by the industry or industries in which it is concentrated.
• ETF Share Trading. Vanguard ETF Shares (“ETF Shares”) are an exchanged-traded class of shares issued by certain Vanguard funds that represent an interest in the portfolio of securities held by the issuing fund. The Fund’s ETF Shares are listed for trading on NYSE Arca and individual investors may only buy and sell them on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its net asset value (NAV), there may be times when the market price of an ETF Share and its NAV differ significantly. Disruptions to creation and redemption transactions, the existence of significant market volatility, or potential lack of an active trading market for ETF Shares (including through a trading halt), as well as other factors, may result in ETF

Shares trading significantly above (at a premium) or below (at a discount) the Fund’s NAV or the intraday value of the Fund’s holdings. Thus, you may pay more or less than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.
• Authorized Participants. Only Authorized Participants may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that may act as Authorized Participants. The Fund’s Authorized Participants are not obligated to engage in creation or redemption transactions. To the extent that the Fund’s Authorized Participants are unable to or choose not to proceed with creation and/or redemption transactions with respect to the Fund and no other Authorized Participants step forward to engage in creation or redemption transactions with the Fund, the Fund’s ETF Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table show the Fund’s historical performance and are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s ETF Shares (based on NAV) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of a broad-based securities market index and one or more additional indexes with similar investment characteristics as the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.

Annual Total Returns — Vanguard S&P Mid-Cap 400 Index Fund ETF Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2025, was 5.71%.
During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	24.35%	December 31, 2020
Lowest	-29.72%	March 31, 2020
Average Annual Total Returns for Periods Ended December 31, 2024
	1 Year	5 Years	10 Years
Vanguard S&P Mid-Cap 400 Index Fund ETF Shares
Based on NAV
Return Before Taxes	13.82%	10.23%	9.56%
Return After Taxes on Distributions	13.44	9.84	9.16
Return After Taxes on Distributions and Sale of Fund Shares	8.40	8.04	7.74
Based on Market Price
Return Before Taxes	13.75	10.23	9.56
S&P MidCap 400 Index (reflects no deduction for fees, expenses, or taxes)	13.93%	10.34%	9.68%
Dow Jones U.S. Total Stock Market Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	23.88	13.78	12.48
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Managers
Kenny Narzikul, CFA, Portfolio Manager at Vanguard. He has co-managed the Fund since 2023.

Chris Nieves, CFA, Portfolio Manager at Vanguard. He has co-managed the Fund since February 2025.
Purchase and Sale of Fund Shares
ETF Shares may only be bought and sold in the secondary market through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more (premium) or less (discount) than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. ETF Shares of the Fund cannot be directly purchased from or redeemed with the Fund, except by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks known as creation units, typically in exchange for baskets of securities.
An investor in ETF Shares may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase ETF Shares (bid) and the lowest price a seller is willing to accept for ETF Shares (ask) when buying or selling shares in the secondary market (bid-ask spread). Recent information about the Fund and its ETF Shares, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at vanguard.com.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its advisor do not pay financial intermediaries for sales of Fund shares.

Vanguard S&P Mid-Cap 400 Value ETF
Investment Objective
Vanguard S&P Mid-Cap 400 Value ETF, an exchange-traded share class of Vanguard S&P Mid-Cap 400 Value Index Fund (the “Fund”), seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization value stocks in the United States.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell ETF Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None*
Transaction Fee on Reinvested Dividends	None*
Transaction Fee on Conversion to ETF Shares	None*
*
None through Vanguard (Broker fees vary)
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.08%
12b-1 Distribution Fee	None
Other Expenses	0.02%
Total Annual Fund Operating Expenses[1]	0.10%
1
The expense information shown in the table has been restated to reflect current fees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
1 Year	3 Years	5 Years	10 Years
$10	$32	$56	$128

This example does not include the brokerage commissions that you may pay to buy and sell ETF Shares of the Fund.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs an indexing investment approach designed to track the performance of the S&P MidCap 400® Value Index (the “Target Index”), which represents the value companies of the S&P MidCap 400 Index, as determined by the Index Provider. The Target Index measures the performance of mid-size value companies in the United States. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the stocks that make up the Target Index. The Fund attempts to replicate the Target Index by investing all, or substantially all, of its assets in the stocks that make up the Target Index, holding each stock in approximately the same proportion as its weighting in the Target Index.
Principal Risks
As with any investment, an investment in the Fund could lose money over any time period. The Fund’s share price and total return may fluctuate, potentially within a wide range. The principal risks of investing in the Fund are summarized below. Each of the following risks could affect the Fund’s performance:
• General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
• Investing in Equity Markets. The Fund invests in the equity markets. Equity markets have historically been cyclical, having periods of time when stock values rise and fall. Market volatility can lead to significant fluctuations in stock values, resulting in potential losses to the Fund.

• Market Capitalization (Market Cap). Companies are generally classified into three types of market cap depending on their size: small-, mid-, and large-cap. Companies can be further classified into micro- or mega-cap. Different factors can affect each market cap uniquely, and historically small- and mid-cap stocks have typically been more volatile due to the effects of changing economic conditions. Large companies may not reach the same levels of growth or performance as smaller companies, and they may be slower to react to competitive challenges. The performance of funds that invest in a subset of market caps could diverge from the performance of a fund that is focused on a broader representation of the stock market.
• Value Investing. The Fund’s approach to value investing could cause it to underperform other stock funds that use a different investment style. The Fund’s investments in value stocks are subject to the risk that the stocks’ valuations do not improve at the anticipated rate or that their returns do not move in tandem with the returns of other investment styles or the broader stock market.
• Index Investing. The Fund is subject to risks associated with index investing. Because the Fund generally seeks to track the performance of the Target Index regardless of how the Target Index is performing, the Fund’s performance may be lower than it would be if it were actively managed. Although the Fund seeks to hold substantially all of the securities included in the Target Index, it may be unable to do so. In addition, the Fund could be prevented from holding one or more securities in the same proportion as in the Target Index. The performance of the Fund’s investments, in the aggregate, may not match the investment performance of the Target Index. This risk, known as tracking error risk, may be heightened during times of increased market volatility or under other unusual market conditions. The Fund also could be negatively impacted by changes to the Target Index made by the Index Provider or by errors made by the Index Provider. Any gains, losses, or costs associated with or resulting from an error made by the Index Provider will generally be borne by the Fund and, as a result, the Fund’s shareholders.
• Concentration Risk. Except as may be necessary to approximate the composition of its Target Index, the Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries. If the Target Index becomes concentrated and the Fund needs to concentrate in the same industry or group of industries, its performance could be negatively impacted by the industry or industries in which it is concentrated.
• ETF Share Trading. Vanguard ETF Shares (“ETF Shares”) are an exchanged-traded class of shares issued by certain Vanguard funds that represent an interest in the portfolio of securities held by the issuing fund. The Fund’s ETF Shares are listed for trading on NYSE Arca and individual investors may only buy and sell them on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its net asset value (NAV), there may be times when the market price of an ETF Share and its NAV differ significantly. Disruptions to creation and redemption transactions, the existence of significant market volatility, or potential lack of an active trading market for ETF Shares (including through a trading halt), as well as other factors, may result in ETF Shares trading significantly above (at a premium) or below (at a discount) the Fund’s NAV or the intraday value of the Fund’s holdings. Thus, you may pay more or less than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.
• Authorized Participants. Only Authorized Participants may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that may act as Authorized Participants. The Fund’s Authorized Participants are not obligated to engage in creation or redemption transactions. To the extent that the Fund’s Authorized Participants are unable to or choose not to proceed with creation and/or redemption transactions with respect to the Fund and no other Authorized Participants step forward to engage in creation or redemption transactions with the Fund, the Fund’s ETF Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table show the Fund’s historical performance and are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s ETF Shares (based on NAV) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of a broad-based securities market index and one or more additional indexes with similar investment characteristics as the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.

Annual Total Returns — Vanguard S&P Mid-Cap 400 Value Index Fund ETF Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2025, was 5.33%.
During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	28.61%	December 31, 2020
Lowest	-35.10%	March 31, 2020
Average Annual Total Returns for Periods Ended December 31, 2024
	1 Year	5 Years	10 Years
Vanguard S&P Mid-Cap 400 Value Index Fund ETF Shares
Based on NAV
Return Before Taxes	11.57%	10.07%	8.98%
Return After Taxes on Distributions	11.09	9.54	8.49
Return After Taxes on Distributions and Sale of Fund Shares	7.15	7.87	7.22
Based on Market Price
Return Before Taxes	11.45	10.06	8.97
S&P MidCap 400 Value Index (reflects no deduction for fees, expenses, or taxes)	11.71%	10.21%	9.13%
Dow Jones U.S. Total Stock Market Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	23.88	13.78	12.48
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return

After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Managers
Kenny Narzikul, CFA, Portfolio Manager at Vanguard. He has co-managed the Fund since 2023.

Chris Nieves, CFA, Portfolio Manager at Vanguard. He has co-managed the Fund since February 2025.
Purchase and Sale of Fund Shares
ETF Shares may only be bought and sold in the secondary market through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more (premium) or less (discount) than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. ETF Shares of the Fund cannot be directly purchased from or redeemed with the Fund, except by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks known as creation units, typically in exchange for baskets of securities.
An investor in ETF Shares may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase ETF Shares (bid) and the lowest price a seller is willing to accept for ETF Shares (ask) when buying or selling shares in the secondary market (bid-ask spread). Recent information about the Fund and its ETF Shares, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at vanguard.com.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its advisor do not pay financial intermediaries for sales of Fund shares.

Vanguard S&P Mid-Cap 400 Growth ETF
Investment Objective
Vanguard S&P Mid-Cap 400 Growth ETF, an exchange-traded share class of Vanguard S&P Mid-Cap 400 Growth Index Fund (the “Fund”), seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization growth stocks in the United States.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell ETF Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None*
Transaction Fee on Reinvested Dividends	None*
Transaction Fee on Conversion to ETF Shares	None*
*
None through Vanguard (Broker fees vary)
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.08%
12b-1 Distribution Fee	None
Other Expenses	0.02%
Total Annual Fund Operating Expenses[1]	0.10%
1
The expense information shown in the table has been restated to reflect current fees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
1 Year	3 Years	5 Years	10 Years
$10	$32	$56	$128

This example does not include the brokerage commissions that you may pay to buy and sell ETF Shares of the Fund.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs an indexing investment approach designed to track the performance of the S&P MidCap 400® Growth Index (the “Target Index”), which represents the growth companies of the S&P MidCap 400 Index, as determined by the Index Provider. The Target Index measures the performance of mid-size growth companies in the United States. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the stocks that make up the Target Index. The Fund attempts to replicate the Target Index by investing all, or substantially all, of its assets in the stocks that make up the Target Index, holding each stock in approximately the same proportion as its weighting in the Target Index.
Principal Risks
As with any investment, an investment in the Fund could lose money over any time period. The Fund’s share price and total return may fluctuate, potentially within a wide range. The principal risks of investing in the Fund are summarized below. Each of the following risks could affect the Fund’s performance:
• General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
• Investing in Equity Markets. The Fund invests in the equity markets. Equity markets have historically been cyclical, having periods of time when stock values rise and fall. Market volatility can lead to significant fluctuations in stock values, resulting in potential losses to the Fund.

• Market Capitalization (Market Cap). Companies are generally classified into three types of market cap depending on their size: small-, mid-, and large-cap. Companies can be further classified into micro- or mega-cap. Different factors can affect each market cap uniquely, and historically small- and mid-cap stocks have typically been more volatile due to the effects of changing economic conditions. Large companies may not reach the same levels of growth or performance as smaller companies, and they may be slower to react to competitive challenges. The performance of funds that invest in a subset of market caps could diverge from the performance of a fund that is focused on a broader representation of the stock market.
• Growth Investing. The Fund’s approach to growth investing could cause it to underperform other stock funds that use a different investment style. Growth stocks typically produce lower yields because growth companies prefer to reinvest earnings into research and development to promote growth and increase profitability. Research and development can be expensive and may not always produce favorable results, which could harm a company’s performance relative to the broader market.
• Index Investing. The Fund is subject to risks associated with index investing. Because the Fund generally seeks to track the performance of the Target Index regardless of how the Target Index is performing, the Fund’s performance may be lower than it would be if it were actively managed. Although the Fund seeks to hold substantially all of the securities included in the Target Index, it may be unable to do so. In addition, the Fund could be prevented from holding one or more securities in the same proportion as in the Target Index. The performance of the Fund’s investments, in the aggregate, may not match the investment performance of the Target Index. This risk, known as tracking error risk, may be heightened during times of increased market volatility or under other unusual market conditions. The Fund also could be negatively impacted by changes to the Target Index made by the Index Provider or by errors made by the Index Provider. Any gains, losses, or costs associated with or resulting from an error made by the Index Provider will generally be borne by the Fund and, as a result, the Fund’s shareholders.
• Concentration Risk. Except as may be necessary to approximate the composition of its Target Index, the Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries. If the Target Index becomes concentrated and the Fund needs to concentrate in the same industry or group of industries, its performance could be negatively impacted by the industry or industries in which it is concentrated.
• ETF Share Trading. Vanguard ETF Shares (“ETF Shares”) are an exchanged-traded class of shares issued by certain Vanguard funds that represent an interest in the portfolio of securities held by the issuing fund. The Fund’s ETF Shares are listed for trading on NYSE Arca and individual investors may only buy and sell them on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its net asset value (NAV), there may be times when the market price of an ETF Share and its NAV differ significantly. Disruptions to creation and redemption transactions, the existence of significant market volatility, or potential lack of an active trading market for ETF Shares (including through a trading halt), as well as other factors, may result in ETF Shares trading significantly above (at a premium) or below (at a discount) the Fund’s NAV or the intraday value of the Fund’s holdings. Thus, you may pay more or less than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.
• Authorized Participants. Only Authorized Participants may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that may act as Authorized Participants. The Fund’s Authorized Participants are not obligated to engage in creation or redemption transactions. To the extent that the Fund’s Authorized Participants are unable to or choose not to proceed with creation and/or redemption transactions with respect to the Fund and no other Authorized Participants step forward to engage in creation or redemption transactions with the Fund, the Fund’s ETF Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table show the Fund’s historical performance and are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s ETF Shares (based on NAV) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of a broad-based securities market index and one or more additional indexes with similar investment characteristics as the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.

Annual Total Returns — Vanguard S&P Mid-Cap 400 Growth Index Fund ETF Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2025, was 6.02%.
During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	25.87%	June 30, 2020
Lowest	-24.76%	March 31, 2020
Average Annual Total Returns for Periods Ended December 31, 2024
	1 Year	5 Years	10 Years
Vanguard S&P Mid-Cap 400 Growth Index Fund ETF Shares
Based on NAV
Return Before Taxes	15.78%	9.85%	9.70%
Return After Taxes on Distributions	15.56	9.63	9.43
Return After Taxes on Distributions and Sale of Fund Shares	9.49	7.78	7.91
Based on Market Price
Return Before Taxes	15.69	9.84	9.68
S&P MidCap 400 Growth Index (reflects no deduction for fees, expenses, or taxes)	15.94%	10.01%	9.86%
Dow Jones U.S. Total Stock Market Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	23.88	13.78	12.48
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return

After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Managers
Kenny Narzikul, CFA, Portfolio Manager at Vanguard. He has co-managed the Fund since 2023.

Chris Nieves, CFA, Portfolio Manager at Vanguard. He has co-managed the Fund since February 2025.
Purchase and Sale of Fund Shares
ETF Shares may only be bought and sold in the secondary market through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more (premium) or less (discount) than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. ETF Shares of the Fund cannot be directly purchased from or redeemed with the Fund, except by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks known as creation units, typically in exchange for baskets of securities.
An investor in ETF Shares may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase ETF Shares (bid) and the lowest price a seller is willing to accept for ETF Shares (ask) when buying or selling shares in the secondary market (bid-ask spread). Recent information about the Fund and its ETF Shares, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at vanguard.com.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its advisor do not pay financial intermediaries for sales of Fund shares.

Vanguard S&P Small-Cap 600 ETF
Investment Objective
Vanguard S&P Small-Cap 600 ETF, an exchange-traded share class of Vanguard S&P Small-Cap 600 Index Fund (the “Fund”), seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks in the United States.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell ETF Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None*
Transaction Fee on Reinvested Dividends	None*
Transaction Fee on Conversion to ETF Shares	None*
*
None through Vanguard (Broker fees vary)
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.06%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.07%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
1 Year	3 Years	5 Years	10 Years
$7	$23	$40	$90

This example does not include the brokerage commissions that you may pay to buy and sell ETF Shares of the Fund.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs an indexing investment approach designed to track the performance of the S&P SmallCap 600® Index (the “Target Index”). The Target Index measures the performance of small-capitalization companies in the United States. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the stocks that make up the Target Index. The Fund attempts to replicate the Target Index by investing all, or substantially all, of its assets in the stocks that make up the Target Index, holding each stock in approximately the same proportion as its weighting in the Target Index.
Principal Risks
As with any investment, an investment in the Fund could lose money over any time period. The Fund’s share price and total return may fluctuate, potentially within a wide range. The principal risks of investing in the Fund are summarized below. Each of the following risks could affect the Fund’s performance:
• General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
• Investing in Equity Markets. The Fund invests in the equity markets. Equity markets have historically been cyclical, having periods of time when stock values rise and fall. Market volatility can lead to significant fluctuations in stock values, resulting in potential losses to the Fund.

• Market Capitalization (Market Cap). Companies are generally classified into three types of market cap depending on their size: small-, mid-, and large-cap. Companies can be further classified into micro- or mega-cap. Different factors can affect each market cap uniquely, and historically small- and mid-cap stocks have typically been more volatile due to the effects of changing economic conditions. Large companies may not reach the same levels of growth or performance as smaller companies, and they may be slower to react to competitive challenges. The performance of funds that invest in a subset of market caps could diverge from the performance of a fund that is focused on a broader representation of the stock market.
• Index Investing. The Fund is subject to risks associated with index investing. Because the Fund generally seeks to track the performance of the Target Index regardless of how the Target Index is performing, the Fund’s performance may be lower than it would be if it were actively managed. Although the Fund seeks to hold substantially all of the securities included in the Target Index, it may be unable to do so. In addition, the Fund could be prevented from holding one or more securities in the same proportion as in the Target Index. The performance of the Fund’s investments, in the aggregate, may not match the investment performance of the Target Index. This risk, known as tracking error risk, may be heightened during times of increased market volatility or under other unusual market conditions. The Fund also could be negatively impacted by changes to the Target Index made by the Index Provider or by errors made by the Index Provider. Any gains, losses, or costs associated with or resulting from an error made by the Index Provider will generally be borne by the Fund and, as a result, the Fund’s shareholders.
• Concentration Risk. Except as may be necessary to approximate the composition of its Target Index, the Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries. If the Target Index becomes concentrated and the Fund needs to concentrate in the same industry or group of industries, its performance could be negatively impacted by the industry or industries in which it is concentrated.
• ETF Share Trading. Vanguard ETF Shares (“ETF Shares”) are an exchanged-traded class of shares issued by certain Vanguard funds that represent an interest in the portfolio of securities held by the issuing fund. The Fund’s ETF Shares are listed for trading on NYSE Arca and individual investors may only buy and sell them on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its net asset value (NAV), there may be times when the market price of an ETF Share and its NAV differ significantly. Disruptions to creation and redemption transactions, the existence of significant market volatility, or potential lack of an active trading market for ETF Shares (including through a trading halt), as well as other factors, may result in ETF

Shares trading significantly above (at a premium) or below (at a discount) the Fund’s NAV or the intraday value of the Fund’s holdings. Thus, you may pay more or less than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.
• Authorized Participants. Only Authorized Participants may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that may act as Authorized Participants. The Fund’s Authorized Participants are not obligated to engage in creation or redemption transactions. To the extent that the Fund’s Authorized Participants are unable to or choose not to proceed with creation and/or redemption transactions with respect to the Fund and no other Authorized Participants step forward to engage in creation or redemption transactions with the Fund, the Fund’s ETF Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table show the Fund’s historical performance and are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s ETF Shares (based on NAV) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of a broad-based securities market index and one or more additional indexes with similar investment characteristics as the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.

Annual Total Returns — Vanguard S&P Small-Cap 600 Index Fund ETF Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2025, was 4.22%.
During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	31.30%	December 31, 2020
Lowest	-32.62%	March 31, 2020
Average Annual Total Returns for Periods Ended December 31, 2024
	1 Year	5 Years	10 Years
Vanguard S&P Small-Cap 600 Index Fund ETF Shares
Based on NAV
Return Before Taxes	8.62%	8.31%	8.90%
Return After Taxes on Distributions	8.21	7.93	8.54
Return After Taxes on Distributions and Sale of Fund Shares	5.34	6.49	7.20
Based on Market Price
Return Before Taxes	8.53	8.31	8.90
S&P SmallCap 600 Index (reflects no deduction for fees, expenses, or taxes)	8.70%	8.36%	8.96%
Dow Jones U.S. Total Stock Market Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	23.88	13.78	12.48
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Managers
Kenny Narzikul, CFA, Portfolio Manager at Vanguard. He has co-managed the Fund since 2023.

Jena Stenger, Portfolio Manager at Vanguard. She has co-managed the Fund since February 2025.
Purchase and Sale of Fund Shares
ETF Shares may only be bought and sold in the secondary market through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more (premium) or less (discount) than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. ETF Shares of the Fund cannot be directly purchased from or redeemed with the Fund, except by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks known as creation units, typically in exchange for baskets of securities.
An investor in ETF Shares may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase ETF Shares (bid) and the lowest price a seller is willing to accept for ETF Shares (ask) when buying or selling shares in the secondary market (bid-ask spread). Recent information about the Fund and its ETF Shares, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at vanguard.com.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its advisor do not pay financial intermediaries for sales of Fund shares.

Vanguard S&P Small-Cap 600 Value ETF
Investment Objective
Vanguard S&P Small-Cap 600 Value ETF, an exchange-traded share class of Vanguard S&P Small-Cap 600 Value Index Fund (the “Fund”), seeks to track the performance of a benchmark index that measures the investment return of small-capitalization value stocks in the United States.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell ETF Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None*
Transaction Fee on Reinvested Dividends	None*
Transaction Fee on Conversion to ETF Shares	None*
*
None through Vanguard (Broker fees vary)
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.08%
12b-1 Distribution Fee	None
Other Expenses	0.02%
Total Annual Fund Operating Expenses[1]	0.10%
1
The expense information shown in the table has been restated to reflect current fees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
1 Year	3 Years	5 Years	10 Years
$10	$32	$56	$128

This example does not include the brokerage commissions that you may pay to buy and sell ETF Shares of the Fund.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs an indexing investment approach designed to track the performance of the S&P SmallCap 600® Value Index (the “Target Index”), which represents the value companies of the S&P SmallCap 600 Index, as determined by the Index Provider. The Target Index measures the performance of small-capitalization value companies in the United States. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the stocks that make up the Target Index. The Fund attempts to replicate the Target Index by investing all, or substantially all, of its assets in the stocks that make up the Target Index, holding each stock in approximately the same proportion as its weighting in the Target Index.
Principal Risks
As with any investment, an investment in the Fund could lose money over any time period. The Fund’s share price and total return may fluctuate, potentially within a wide range. The principal risks of investing in the Fund are summarized below. Each of the following risks could affect the Fund’s performance:
• General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
• Investing in Equity Markets. The Fund invests in the equity markets. Equity markets have historically been cyclical, having periods of time when stock values rise and fall. Market volatility can lead to significant fluctuations in stock values, resulting in potential losses to the Fund.
• Market Capitalization (Market Cap). Companies are generally classified into three types of market cap depending on their size: small-, mid-, and large-cap. Companies can be further classified into micro- or mega-cap. Different factors can affect each market cap uniquely, and historically small- and mid-cap stocks have typically been more volatile due to the effects of changing economic conditions. Large companies may not reach the same levels of growth or performance as smaller companies, and they may be slower to react to competitive challenges. The performance of funds that invest in a subset of market caps could diverge from the performance of a fund that is focused on a broader representation of the stock market.
• Value Investing. The Fund’s approach to value investing could cause it to underperform other stock funds that use a different investment style. The Fund’s investments in value stocks are subject to the risk that the stocks’ valuations do not improve at the anticipated rate or that their returns do not move in tandem with the returns of other investment styles or the broader stock market.
• Index Investing. The Fund is subject to risks associated with index investing. Because the Fund generally seeks to track the performance of the Target Index regardless of how the Target Index is performing, the Fund’s performance may be lower than it would be if it were actively managed. Although the Fund seeks to hold substantially all of the securities included in the Target Index, it may be unable to do so. In addition, the Fund could be prevented from holding one or more securities in the same proportion as in the Target Index. The performance of the Fund’s investments, in the aggregate, may not match the investment performance of the Target Index. This risk, known as tracking error risk, may be heightened during times of increased market volatility or under other unusual market conditions. The Fund also could be negatively impacted by changes to the Target Index made by the Index Provider or by errors made by the Index Provider. Any gains, losses, or costs associated with or resulting from an error made by the Index Provider will generally be borne by the Fund and, as a result, the Fund’s shareholders.
• Concentration Risk. Except as may be necessary to approximate the composition of its Target Index, the Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries. If the Target Index becomes concentrated and the Fund needs to concentrate in the same industry or group of industries, its performance could be negatively impacted by the industry or industries in which it is concentrated.
• ETF Share Trading. Vanguard ETF Shares (“ETF Shares”) are an exchanged-traded class of shares issued by certain Vanguard funds that represent an interest in the portfolio of securities held by the issuing fund. The

Fund’s ETF Shares are listed for trading on NYSE Arca and individual investors may only buy and sell them on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its net asset value (NAV), there may be times when the market price of an ETF Share and its NAV differ significantly. Disruptions to creation and redemption transactions, the existence of significant market volatility, or potential lack of an active trading market for ETF Shares (including through a trading halt), as well as other factors, may result in ETF Shares trading significantly above (at a premium) or below (at a discount) the Fund’s NAV or the intraday value of the Fund’s holdings. Thus, you may pay more or less than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.
• Authorized Participants. Only Authorized Participants may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that may act as Authorized Participants. The Fund’s Authorized Participants are not obligated to engage in creation or redemption transactions. To the extent that the Fund’s Authorized Participants are unable to or choose not to proceed with creation and/or redemption transactions with respect to the Fund and no other Authorized Participants step forward to engage in creation or redemption transactions with the Fund, the Fund’s ETF Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table show the Fund’s historical performance and are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s ETF Shares (based on NAV) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of a broad-based securities market index and one or more additional indexes with similar investment characteristics as the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.

Annual Total Returns — Vanguard S&P Small-Cap 600 Value Index Fund ETF Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2025, was 3.16%.
During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	32.94%	December 31, 2020
Lowest	-37.35%	March 31, 2020
Average Annual Total Returns for Periods Ended December 31, 2024
	1 Year	5 Years	10 Years
Vanguard S&P Small-Cap 600 Value Index Fund ETF Shares
Based on NAV
Return Before Taxes	7.45%	8.01%	8.07%
Return After Taxes on Distributions	6.94	7.49	7.60
Return After Taxes on Distributions and Sale of Fund Shares	4.68	6.19	6.43
Based on Market Price
Return Before Taxes	7.36	8.00	8.06
S&P SmallCap 600 Value Index (reflects no deduction for fees, expenses, or taxes)	7.56%	8.10%	8.18%
Dow Jones U.S. Total Stock Market Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	23.88	13.78	12.48
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return

After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Managers
Kenny Narzikul, CFA, Portfolio Manager at Vanguard. He has co-managed the Fund since 2023.

Jena Stenger, Portfolio Manager at Vanguard. She has co-managed the Fund since February 2025.
Purchase and Sale of Fund Shares
ETF Shares may only be bought and sold in the secondary market through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more (premium) or less (discount) than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. ETF Shares of the Fund cannot be directly purchased from or redeemed with the Fund, except by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks known as creation units, typically in exchange for baskets of securities.
An investor in ETF Shares may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase ETF Shares (bid) and the lowest price a seller is willing to accept for ETF Shares (ask) when buying or selling shares in the secondary market (bid-ask spread). Recent information about the Fund and its ETF Shares, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at vanguard.com.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its advisor do not pay financial intermediaries for sales of Fund shares.

Vanguard S&P Small-Cap 600 Growth ETF
Investment Objective
Vanguard S&P Small-Cap 600 Growth ETF, an exchange-traded share class of Vanguard S&P Small-Cap 600 Growth Index Fund (the “Fund”), seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks in the United States.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell ETF Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None*
Transaction Fee on Reinvested Dividends	None*
Transaction Fee on Conversion to ETF Shares	None*
*
None through Vanguard (Broker fees vary)
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.08%
12b-1 Distribution Fee	None
Other Expenses	0.02%
Total Annual Fund Operating Expenses[1]	0.10%
1
The expense information shown in the table has been restated to reflect current fees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
1 Year	3 Years	5 Years	10 Years
$10	$32	$56	$128

This example does not include the brokerage commissions that you may pay to buy and sell ETF Shares of the Fund.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs an indexing investment approach designed to track the performance of the S&P SmallCap 600® Growth Index (the “Target Index”), which represents the growth companies of the S&P SmallCap 600 Index, as determined by the Index Provider. The Target Index measures the performance of small-capitalization growth companies in the United States. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the stocks that make up the Target Index. The Fund attempts to replicate the Target Index by investing all, or substantially all, of its assets in the stocks that make up the Target Index, holding each stock in approximately the same proportion as its weighting in the Target Index.
Principal Risks
As with any investment, an investment in the Fund could lose money over any time period. The Fund’s share price and total return may fluctuate, potentially within a wide range. The principal risks of investing in the Fund are summarized below. Each of the following risks could affect the Fund’s performance:
• General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
• Investing in Equity Markets. The Fund invests in the equity markets. Equity markets have historically been cyclical, having periods of time when stock values rise and fall. Market volatility can lead to significant fluctuations in stock values, resulting in potential losses to the Fund.
• Market Capitalization (Market Cap). Companies are generally classified into three types of market cap depending on their size: small-, mid-, and large-cap. Companies can be further classified into micro- or mega-cap. Different factors can affect each market cap uniquely, and historically small- and mid-cap stocks have typically been more volatile due to the effects of changing economic conditions. Large companies may not reach the same levels of growth or performance as smaller companies, and they may be slower to react to competitive challenges. The performance of funds that invest in a subset of market caps could diverge from the performance of a fund that is focused on a broader representation of the stock market.
• Growth Investing. The Fund’s approach to growth investing could cause it to underperform other stock funds that use a different investment style. Growth stocks typically produce lower yields because growth companies prefer to reinvest earnings into research and development to promote growth and increase profitability. Research and development can be expensive and may not always produce favorable results, which could harm a company’s performance relative to the broader market.
• Index Investing. The Fund is subject to risks associated with index investing. Because the Fund generally seeks to track the performance of the Target Index regardless of how the Target Index is performing, the Fund’s performance may be lower than it would be if it were actively managed. Although the Fund seeks to hold substantially all of the securities included in the Target Index, it may be unable to do so. In addition, the Fund could be prevented from holding one or more securities in the same proportion as in the Target Index. The performance of the Fund’s investments, in the aggregate, may not match the investment performance of the Target Index. This risk, known as tracking error risk, may be heightened during times of increased market volatility or under other unusual market conditions. The Fund also could be negatively impacted by changes to the Target Index made by the Index Provider or by errors made by the Index Provider. Any gains, losses, or costs associated with or resulting from an error made by the Index Provider will generally be borne by the Fund and, as a result, the Fund’s shareholders.
• Concentration Risk. Except as may be necessary to approximate the composition of its Target Index, the Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries. If the Target Index becomes concentrated and the Fund needs to concentrate in the same industry or group of industries, its performance could be negatively impacted by the industry or industries in which it is concentrated.
• ETF Share Trading. Vanguard ETF Shares (“ETF Shares”) are an exchanged-traded class of shares issued by certain Vanguard funds that represent an interest in the portfolio of securities held by the issuing fund. The Fund’s ETF Shares are listed for trading on NYSE Arca and individual investors may only buy and sell them on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its net asset value (NAV), there may be times when the market price of an ETF Share and its NAV differ significantly. Disruptions to creation and redemption transactions, the existence of significant market volatility, or potential lack of an active trading market for ETF Shares (including through a trading halt), as well as other factors, may result in ETF Shares trading significantly above (at a premium) or below (at a discount) the Fund’s NAV or the intraday value of the Fund’s holdings. Thus, you may pay more or less than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.
• Authorized Participants. Only Authorized Participants may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that may act as Authorized Participants. The Fund’s Authorized Participants are not obligated to engage in creation or redemption transactions. To the extent that the Fund’s Authorized Participants are unable to or choose not to proceed with creation and/or redemption transactions with respect to the Fund and no other Authorized Participants step forward to engage in creation or redemption transactions with the Fund, the Fund’s ETF Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table show the Fund’s historical performance and are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s ETF Shares (based on NAV) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of a broad-based securities market index and one or more additional indexes with similar investment characteristics as the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.

Annual Total Returns — Vanguard S&P Small-Cap 600 Growth Index Fund ETF Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2025, was 5.24%.
During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	29.79%	December 31, 2020
Lowest	-28.13%	March 31, 2020
Average Annual Total Returns for Periods Ended December 31, 2024
	1 Year	5 Years	10 Years
Vanguard S&P Small-Cap 600 Growth Index Fund ETF Shares
Based on NAV
Return Before Taxes	9.44%	8.09%	9.38%
Return After Taxes on Distributions	9.16	7.82	9.11
Return After Taxes on Distributions and Sale of Fund Shares	5.77	6.34	7.64
Based on Market Price
Return Before Taxes	9.28	8.07	9.37
S&P SmallCap 600 Growth Index (reflects no deduction for fees, expenses, or taxes)	9.63%	8.24%	9.55%
Dow Jones U.S. Total Stock Market Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	23.88	13.78	12.48
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return

After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Managers
Kenny Narzikul, CFA, Portfolio Manager at Vanguard. He has co-managed the Fund since 2023.

Jena Stenger, Portfolio Manager at Vanguard. She has co-managed the Fund since February 2025.
Purchase and Sale of Fund Shares
ETF Shares may only be bought and sold in the secondary market through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more (premium) or less (discount) than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. ETF Shares of the Fund cannot be directly purchased from or redeemed with the Fund, except by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks known as creation units, typically in exchange for baskets of securities.
An investor in ETF Shares may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase ETF Shares (bid) and the lowest price a seller is willing to accept for ETF Shares (ask) when buying or selling shares in the secondary market (bid-ask spread). Recent information about the Fund and its ETF Shares, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at vanguard.com.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its advisor do not pay financial intermediaries for sales of Fund shares.

More on the Funds
The following ETF Shares are offered through this prospectus:
Vanguard Fund	Vanguard ETF Shares
Vanguard S&P 500 Value Index Fund	Vanguard S&P 500 Value ETF
Vanguard S&P 500 Growth Index Fund	Vanguard S&P 500 Growth ETF
Vanguard S&P Mid-Cap 400 Index Fund	Vanguard S&P Mid-Cap 400 ETF
Vanguard S&P Mid-Cap 400 Value Index Fund	Vanguard S&P Mid-Cap 400 Value ETF
Vanguard S&P Mid-Cap 400 Growth Index Fund	Vanguard S&P Mid-Cap 400 Growth ETF
Vanguard S&P Small-Cap 600 Index Fund	Vanguard S&P Small-Cap 600 ETF
Vanguard S&P Small-Cap 600 Value Index Fund	Vanguard S&P Small-Cap 600 Value ETF
Vanguard S&P Small-Cap 600 Growth Index Fund	Vanguard S&P Small-Cap 600 Growth ETF
Each Fund is a series of Vanguard Admiral Funds® (the “Trust”). Unlike conventional mutual fund shares, ETF Shares cannot be purchased directly from or redeemed directly with the issuing fund by an individual investor. Instead, only certain authorized broker-dealers (“Authorized Participants”) can purchase and redeem ETF Shares directly from the issuing fund at net asset value. Authorized Participants may purchase and redeem ETF Shares from the issuing fund only in large blocks (creation units), usually in exchange for baskets of securities. Funds may also issue and redeem creation units in exchange for solely cash or a combination of cash and securities. These trades may occur in-kind between Vanguard and the Authorized Participant. Individual investors can purchase ETF Shares on the secondary market through a broker. Reading this prospectus will help you decide whether a Fund’s ETF Shares are the right investment for you.
As you consider an investment in a Fund’s ETF Shares, you should take into account your tolerance for fluctuations in the securities markets. The costs of investing are another important consideration. As a Fund shareholder, you will pay a proportionate share of the costs of operating a Fund and any transaction costs incurred when a Fund buys or sells securities, including costs generated by shareholders of other share classes to the extent a Fund offers more than one share class. These costs can erode a substantial portion of the gross income or the capital appreciation a Fund achieves. Even seemingly small differences can, over time, have a dramatic effect on a Fund’s performance.

Investment Objectives and More on Principal Investment Strategies
In this section, you will find more information about each Fund’s investment objective and the principal investment strategies and policies that each Fund uses in pursuit of its investment objective. The Trust’s board of trustees (the “Board”) oversees each Fund’s management. The Board may approve changes to a Fund’s strategies or policies in the interest of shareholders without shareholder approval unless the strategy or policy is designated as fundamental.
Investment Objectives
The Funds’ investment objectives are as follows:
• Vanguard S&P 500 Value Index Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks in the United States.
• Vanguard S&P 500 Growth Index Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization growth stocks in the United States.
• Vanguard S&P Mid-Cap 400 Index Fund seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks in the United States.
• Vanguard S&P Mid-Cap 400 Value Index Fund seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization value stocks in the United States.
• Vanguard S&P Mid-Cap 400 Growth Index Fund seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization growth stocks in the United States.
• Vanguard S&P Small-Cap 600 Index Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks in the United States.
• Vanguard S&P Small-Cap 600 Value Index Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization value stocks in the United States.
• Vanguard S&P Small-Cap 600 Growth Index Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization growth stocks in the United States.
Each Fund’s investment objective is not fundamental and may be changed without shareholder approval.

Implementation of Investment Objectives
To achieve its investment objective, each Fund employs an indexing, or passive, investment approach designed to track the performance of its Target Index (each a “Target Index,” and collectively, the “Target Indexes”):
Vanguard Fund	Target Index
Vanguard S&P 500 Value Index Fund	S&P 500 Value Index
Vanguard S&P 500 Growth Index Fund	S&P 500 Growth Index
Vanguard S&P Mid-Cap 400 Index Fund	S&P MidCap 400 Index
Vanguard S&P Mid-Cap 400 Value Index Fund	S&P MidCap 400 Value Index
Vanguard S&P Mid-Cap 400 Growth Index Fund	S&P MidCap 400 Growth Index
Vanguard S&P Small-Cap 600 Index Fund	S&P SmallCap 600 Index
Vanguard S&P Small-Cap 600 Value Index Fund	S&P SmallCap 600 Value Index
Vanguard S&P Small-Cap 600 Growth Index Fund	S&P SmallCap 600 Growth Index

What are Index Funds?
Index funds attempt to track—not outperform—the performance of a specified market index. An index is a group of securities whose overall performance is used as a standard to measure the investment
performance of a particular market. Some indexes represent entire markets, such as the U.S. stock market, while others cover a segment of a market, such as short-term bonds.

One cannot invest directly in an index. Instead, an index fund’s advisor will typically seek to hold all, or substantially all, of the securities that make up the fund’s target index (often referred to as “replicating” an index or a “full replication” approach) or a representative sample of the securities that make up a fund’s target index (“sampling” an index).

Under normal circumstances, each Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the stocks that make up its Target Index. Investments in derivatives may be counted toward a Fund’s 80% policy to the extent that they provide investment exposure to the securities included within the policy or to one or more market risk factors associated with such securities. Each Fund may change its 80% policy only upon 60 days’ notice to shareholders.
Vanguard S&P 500 Value Index Fund and Vanguard S&P 500 Growth Index Fund may become nondiversified, as defined under the Investment Company Act of 1940, solely as a result of tracking an index. This could occur due to events such as an index rebalance or market movement. A nondiversified fund may invest a greater percentage of its assets in the securities of particular issuers as compared with diversified funds. A fund becomes nondiversified if, with respect to 75% of its total assets, the fund: (1) purchases more than 10% of the outstanding voting securities of any one issuer, or (2) purchases securities of any issuer when, as a result, more than 5% of the fund’s total assets are invested in that issuer’s securities. Each Fund may become nondiversified without shareholder approval pursuant to SEC relief.
In addition, each of the above funds could become concentrated in an industry or group of industries if its Target Index becomes concentrated due to market conditions or the performance of a single or related group of issuers.
Security Selection
Each Fund uses the replication method of indexing, meaning that a Fund generally holds the same stocks as those in its Target Index and in approximately the same proportions. The advisor buys and sells securities for a Fund for the purpose of tracking the Target Index.
Vanguard S&P 500 Value Index Fund. The Fund tracks the performance of the S&P 500 Value Index, a modified market cap-weighted index. The Fund’s Target Index is made up of constituents from a corresponding index (S&P 500 Index) that are classified as value stocks. The Fund’s Target Index is rebalanced annually in December, with quarterly reviews in March, June, and September. As of August 31, 2025, the number of stocks (constituents) in the Fund’s Target Index was 397. The constituents are reviewed for inclusion by the Index Provider and are likely to change over time.
Vanguard S&P 500 Growth Index Fund. The Fund tracks the performance of the S&P 500 Growth Index, a modified market cap-weighted index. The Fund’s Target Index is made up of constituents from a corresponding index (S&P 500 Index) that are classified as growth stocks. The Fund’s Target Index is rebalanced annually in December, with quarterly reviews in March, June, and September. As of August 31, 2025, the number of stocks (constituents) in the Fund’s Target Index was 213. The constituents are reviewed for inclusion by the Index Provider and are likely to change over time.
Vanguard S&P Mid-Cap 400 Index Fund. The Fund tracks the performance of the S&P MidCap 400 Index, a float-adjusted market cap-weighted index that seeks to measure the mid-cap segment of the U.S. equity market. The Fund’s Target Index is rebalanced quarterly in March, June, September, and December. As of August 31, 2025, the number of stocks (constituents) in the Fund’s Target Index was 401. The constituents are reviewed for inclusion by the Index Provider and are likely to change over time.

Vanguard S&P Mid-Cap 400 Value Index Fund. The Fund tracks the performance of the S&P MidCap 400 Value Index, a modified market cap-weighted index. The Fund’s Target Index is made up of constituents from a corresponding index (S&P MidCap 400 Index) that are classified as value stocks. The Fund’s Target Index is rebalanced annually in December, with quarterly reviews in March, June, and September. As of August 31, 2025, the number of stocks (constituents) in the Fund’s Target Index was 296. The constituents are reviewed for inclusion by the Index Provider and are likely to change over time.
Vanguard S&P Mid-Cap 400 Growth Index Fund. The Fund tracks the performance of the S&P MidCap 400 Growth Index, a modified market cap-weighted index. The Fund’s Target Index is made up of constituents from a corresponding index (S&P MidCap 400 Index) that are classified as growth stocks. The Fund’s Target Index is rebalanced annually in December, with quarterly reviews in March, June, and September. As of August 31, 2025, the number of stocks (constituents) in the Fund’s Target Index was 242. The constituents are reviewed for inclusion by the Index Provider and are likely to change over time.
Vanguard S&P Small-Cap 600 Index Fund. The Fund tracks the performance of the S&P SmallCap 600 Index, a float-adjusted market cap-weighted index that seeks to measure the small-cap segment of the U.S. equity market. The Fund’s Target Index is rebalanced quarterly in March, June, September, and December. As of August 31, 2025, the number of stocks (constituents) in the Fund’s Target Index was 602. The constituents are reviewed for inclusion by the Index Provider and are likely to change over time.
Vanguard S&P Small-Cap 600 Value Index Fund. The Fund tracks the performance of the S&P SmallCap 600 Value Index, a modified market cap-weighted index. The Fund’s Target Index is made up of constituents from a corresponding index (S&P SmallCap 600 Index) that are classified as value stocks. The Fund’s Target Index is rebalanced annually in December, with quarterly reviews in March, June, and September. As of August 31, 2025, the number of stocks (constituents) in the Fund’s Target Index was 458. The constituents are reviewed for inclusion by the Index Provider and are likely to change over time.
Vanguard S&P Small-Cap 600 Growth Index Fund. The Fund tracks the performance of the S&P SmallCap 600 Growth Index, a modified market-capitalization weighted index. The Fund’s Target Index is made up of constituents from a corresponding index (S&P SmallCap 600 Index) that are classified as growth stocks. The Fund’s Target Index is rebalanced annually in December, with quarterly reviews in March, June, and September. As of August 31, 2025, the number of stocks (constituents) in the Fund’s Target Index was 343. The constituents are reviewed for inclusion by the Index Provider and are likely to change over time.

The Target Indexes are owned, calculated, and controlled by the Index Provider in its sole discretion. Neither the advisor nor any of its affiliates has discretion to select Target Index components or change a Target Index’s methodology.
Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company’s outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there is no “official” definition of each type of small-cap, mid-cap, or large-cap and that market capitalization ranges can change over time.
A fund’s median market capitalization, which is the midpoint of the market capitalization of the fund’s stocks weighted by the proportion of the fund’s assets invested in each stock, can be used as an indicator of the size of the companies in which it invests. Stocks representing half of a fund’s assets will have market capitalizations above the median, and the rest will fall below it. As of August 31, 2025, the asset-weighted median market capitalization of each Fund’s stock holdings was:
Vanguard Fund	Asset-Weighted Median Market Capitalization
Vanguard S&P 500 Growth Index Fund	$1.1 trillion
Vanguard S&P 500 Value Index Fund	$177 billion
Vanguard S&P Mid-Cap 400 Growth Index Fund	$11.3 billion
Vanguard S&P Mid-Cap 400 Index Fund	$9.8 billion
Vanguard S&P Mid-Cap 400 Value Index Fund	$8.3 billion
Vanguard S&P Small-Cap 600 Growth Index Fund	$4.2 billion
Vanguard S&P Small-Cap 600 Index Fund	$3.5 billion
Vanguard S&P Small-Cap 600 Value Index Fund	$2.8 billion
Additional Information Regarding the Funds’ Investments
The Funds’ investments are described in more detail below.
• Large-Cap Stocks represent the largest publicly traded companies, which are often well-established and widely recognized. These companies typically have significant market share, global reach, and a history of financial stability. While they may not offer as much growth potential as smaller companies, they are generally considered more resilient during economic downturns but still not immune from a decrease in price.
• Mid-Cap Stocks represent medium-sized companies, which can be companies that are more established than small-cap companies but do not have the market share of large-cap companies. These companies may be more agile than large-cap companies in responding to market changes, while also benefiting from more resources and operational maturity than small-cap companies. However, they can still face challenges during economic downturns.
• Small-Cap Stocks represent smaller companies, which may be newer or operate in niche markets. These companies can offer higher growth potential than larger companies and may be more agile in adapting to market changes. However, they also face greater risks, such as limited access to capital and vulnerability during economic downturns.
• Value Stocks typically represent companies that appear to be undervalued based on financial metrics like price-to-earnings or book value. These stocks are often priced lower relative to their fundamentals, which may reflect temporary challenges, such as recent earnings or negative market sentiment, rather than long-term issues. Value stocks typically offer higher dividend yields than other types of stocks, which can make them attractive to investors seeking income as well as potential price appreciation.
• Growth Stocks typically represent companies that are expected to deliver above-average increases in revenue, earnings, cash flow, or other similar criteria. These stocks typically reinvest profits into the business rather than paying dividends, which results in low or no dividend yields. Growth stocks often trade at higher valuations relative to financial metrics like price-to-earnings or book value, as their prices are largely based on projections of future performance.
More on Fund Risks
Investing in the securities markets can result in a loss of principal. Each Fund is subject to a variety of risks, including the principal risks listed below, that can impact its net asset value (NAV), performance, and ability to achieve its investment objective.
More on Principal Risks
General Market Risk. The markets in which the Funds invest can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Funds’ investments, thereby resulting in potential losses to the Funds over short or long periods.

Investing in Equity Markets. The Funds invest in the equity markets. Equity markets have historically been cyclical, having periods of time when stock values rise and fall. These periods of rising and falling values can occur for unpredictable timeframes over the short- and long-term. Market volatility also is unpredictable and can lead to significant fluctuations in stock values, resulting in potential losses to the Funds.
Market Capitalization (Market Cap) — Large-Cap Companies (Applies to Vanguard S&P 500 Value Index Fund and Vanguard S&P 500 Growth Index Fund). Large-cap companies are typically more well-established, well-known, and mature companies from an operational perspective than smaller cap companies. Because of this, they may not reach the same levels of growth or performance as smaller cap companies, and they may be slower to react to competitive challenges. The Funds’ focus on large-cap companies could affect their performance relative to a fund that is focused on a broader representation of the stock market.
Market Capitalization (Market Cap) — Mid-Cap Companies (Applies to Vanguard S&P Mid-Cap 400 Index Fund, Vanguard S&P Mid-Cap 400 Value Index Fund, and Vanguard S&P Mid-Cap 400 Growth Index Fund). Mid-cap companies fall between large- and small-cap companies in size. Due to being smaller, they may be more affected by adverse business or economic events than larger companies. The Funds’ focus on mid-cap companies could affect their performance relative to a fund that is focused on a broader representation of the stock market.
Market Capitalization (Market Cap) — Small-Cap Companies (Applies to Vanguard S&P Small-Cap 600 Index Fund, Vanguard S&P Small-Cap 600 Value Index Fund, and Vanguard S&P Small-Cap 600 Growth Index Fund). Small-cap companies are some of the smallest in size. Because of this, they may be more affected by adverse business or economic events than larger companies and the price of their securities may move more dramatically and be more volatile. The Funds’ focus on small-cap companies could affect their performance relative to a fund that is focused on a broader representation of the stock market.
Growth Investing (Applies to Vanguard S&P 500 Growth Index Fund, Vanguard S&P Mid-Cap 400 Growth Index Fund, and Vanguard S&P Small-Cap 600 Growth Index Fund). Companies and their stock are often classified as growth or value. Growth investing and value investing are two investment styles used by advisors. Under certain market conditions these investment styles may perform differently, generating varying returns. The Funds’ approach to growth investing could cause them to underperform other stock funds that use a different investment style. Growth stocks typically produce lower yields because growth companies prefer to reinvest earnings into research and development to promote growth and increase profitability. Research and development can be expensive and may not always produce favorable results, which could harm a company’s performance relative to the broader market.
Value Investing (Applies to Vanguard S&P 500 Value Index Fund, Vanguard S&P Mid-Cap 400 Value Index Fund, and Vanguard S&P Small-Cap 600 Value Index Fund). Companies and their stock are often classified as growth or value. Growth investing and value investing are two investment styles used by advisors. Under certain market conditions these investment styles may perform differently, generating varying returns. The Funds’ approach to value investing could cause them to underperform other stock funds that use a different investment style. The Funds’ investments in value stocks are subject to the risk that the stocks’ valuations do not improve at the anticipated rate or that their returns do not move in tandem with the returns of other investment styles or the broader stock market.
Index Investing. Each Fund is subject to the following risks associated with index investing:
Passive Management. Each Fund seeks to track the performance of its Target Index regardless of how the Target Index is performing. The advisor’s use of an indexing, or passive, approach to select and maintain investments for each Fund means that the advisor will select investments for the purpose of tracking the Target Index and generally will not use strategies to reduce negative impacts to the Fund during periods of market volatility. As a result, a Fund’s performance may be lower than it would be if it were actively managed.
Index Replication Strategy. Although each Fund seeks to hold substantially all of the securities included in its Target Index, it may be unable to do so. In addition, a Fund could be prevented from holding one or more of the securities in the same proportion as in the Target Index.
Tracking Error. The performance of a Fund’s investments, in the aggregate, may not match the investment performance of its Target Index. It is important to understand that an index fund will never perform exactly the same as its target index because, among other things, an index fund has operating expenses and transaction costs and its target index does not. Beyond these inherent differences in the operation of an index fund versus the operation of its target index, there are a variety of other factors that can cause or result in tracking error.These may include, but are not limited to:
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Price differences between the securities held by the index fund and those included in its target index
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Cash flows into or out of the index fund
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The size of the index fund
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Compliance with new or existing regulatory requirements

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Portfolio transactions carried out by the index fund’s advisor to minimize the distribution of capital gains
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Changes to the underlying securities that make up the target index
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Errors made by the provider of the target index
Tracking error risk may be heightened during times of increased market volatility or under other unusual market conditions. An index fund using a sampling strategy may be more likely to experience tracking error than an index fund using a replicating strategy.
Index Provider. Each Fund is subject to risks associated with its Index Provider. The securities that make up a Target Index and their weighting in the Target Index are determined by the Index Provider. The Index Provider does not provide any warranty or accept any liability with respect to the quality, accuracy, or completeness of the Target Index or any data used to compile the Target Index. Under normal circumstances, the Index Provider rebalances (updates) the Target Index on a regular schedule. However, the Index Provider may also rebalance the Target Index outside of the regular schedule or delay or cancel a scheduled rebalance, which could result in added costs for a Fund or cause a Fund to experience tracking error. The Index Provider may make errors, and it is possible that such errors may not be identified by the Index Provider for a period of time or at all. Any gains, losses, or costs associated with or resulting from an error made by the Index Provider will generally be borne by a Fund and, as a result, a Fund’s shareholders. A Fund’s advisor does not provide any warranty or guarantee against any errors made by the Index Provider.
Nondiversification (Applies to Vanguard S&P 500 Value Index Fund and Vanguard S&P 500 Growth Index Fund). By tracking its broad-based Target Index, the Funds could become nondiversified, as defined under the Investment Company Act of 1940. Nondiversified funds invest a greater percentage of their assets in a small number of issuers than diversified funds, their performance may be negatively impacted by relatively few securities or even a single security, and their shares may experience significant fluctuations in value.
Concentration Risk. Except as may be necessary to approximate the composition of its Target Index, each Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries. However, it is possible that a Target Index could become concentrated due to market conditions or the performance of a single or related group of issuers. If a Target Index becomes concentrated and a Fund needs to concentrate in the same industry or group of industries, its performance could be negatively impacted by the industry or industries in which it is concentrated.

Information Technology Sector (Applies to Vanguard S&P 500 Growth Index Fund). As of the Fund’s most recent fiscal year end, stocks of companies within the information technology sector made up a significant portion of the Target Index. As a result, the performance of the Target Index, and therefore the performance of the Fund, may be impacted by the general condition of the information technology sector. Companies in the information technology sector can be negatively affected by products becoming obsolete due to increased competition or short product life cycles, changing consumer preference, and/or expiring intellectual property rights, government scrutiny, changing regulations, and legal actions.
ETF Share Trading. Because ETF Shares trade on the secondary markets, they are subject to the following risks:
ETF Shares Trading at Prices Other Than NAV. ETF Shares may trade on a national securities exchange at prices above, below, or at their most recent NAV.The NAV of a Fund’s ETF Shares, which typically is calculated at the end of each business day, will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of ETF Shares will also fluctuate, in some cases materially, in accordance with changes in NAV and the intraday value of a Fund’s holdings, as well as the relative supply of and demand for the ETF Shares on an exchange. Differences between secondary market prices of ETF Shares and the intraday value of a Fund’s holdings may be due largely to supply and demand forces in the secondary market, which may not be the same forces as those influencing prices for securities held by the Fund at a particular time.
Although it is expected that the market price of an ETF Share typically will trade close to the value of a Fund’s holdings, market prices are not expected to correlate exactly to a Fund’s NAV due to timing reasons, supply and demand imbalances, and other factors. In addition, disruptions to creations and redemptions; adverse developments impacting market makers, authorized participants, or other market participants; or high market volatility may result in the market price of ETF Shares differing significantly from a Fund’s NAV or the intraday value of a Fund’s holdings. As a result of these factors, among others, you may pay more (premium) or less (discount) than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares. These discounts and premiums are likely to be greatest during times of market disruption or extreme market volatility.
Cost of Buying or Selling Shares. Individual investors who buy or sell ETF Shares through a broker may incur a brokerage commission or other charges imposed by brokers. In addition, the market price of ETF Shares, like the price of any security on an exchange, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The bid-ask spread is the difference between the highest price a buyer is willing to pay to purchase ETF Shares (bid) and the lowest price a seller is willing to accept for ETF Shares (ask) when buying or selling shares in the secondary market. The bid-ask spread of a Fund’s ETF Shares can vary over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the bid-ask spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of a Fund’s holdings may be halted, the bid-ask spread may increase significantly. This means that ETF Shares may trade at a discount to a Fund’s NAV, and the discount is likely to be greatest during significant market volatility.
Short Selling. ETF Shares, similar to shares of other issuers listed on an exchange, may be sold short. In a short sale, an investor “borrows” securities from a lender for a fee and then sells the borrowed securities on the open market with the hope that the borrowed securities decline in price before the investor has to repurchase the securities to return them to the lender. Short sales of ETF Shares can increase their volatility and lead to price decreases.
Lack of Active Trading Market. Although ETF Shares are listed on a national securities exchange, it is possible that an active trading market may not be maintained. Although this could happen at any time, it is more likely to occur during times of severe market disruption. If you attempt to sell your ETF Shares when an active trading market is not functioning, you may have to sell at a significant discount to NAV. In extreme cases, you may not be able to sell your shares at all.
Trading Halt. Trading of ETF Shares on an exchange may be halted by the activation of individual or market-wide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of ETF Shares may also be halted if (1) the shares are delisted from the listing exchange without first being listed on another exchange or (2) exchange officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors. If a trading halt or unanticipated early closing of an exchange occurs, a shareholder may be unable to purchase or sell ETF Shares.
Authorized Participants.  Only Authorized Participants may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of financial institutions that may act as Authorized Participants. A Fund’s Authorized Participants are not obligated to engage in creation or redemption transactions. To the extent that a Fund’s Authorized Participants are unable to or choose not to proceed with creation and/or redemption transactions with respect to the Fund and no other Authorized Participants step forward to engage in creation or redemption transactions with the Fund, the Fund’s ETF Shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

Additional Risks
Geopolitical and Sanctions Risk. Due to growing dependencies between global economies, geopolitical events can negatively affect all securities, markets, and economies. It is possible that events which only impact one geographic area could have negative short- or long-term effects on markets, issuers, and/or exchanges in the United States and other countries.
At times, the United States, other governments, or other supranational bodies (e.g., the United Nations) may impose sanctions on countries and/or entities in response to geopolitical events or other priorities. Compliance with sanctions could impact the Funds, including the Funds’ abilities to transact in or obtain exposure to certain foreign securities and assets. Sanctions also could cause significant losses to the Funds’ investments and their performance could be negatively impacted. In lieu of sanctions, companies or specific goods that the company produces could be subjected to trade embargoes or tariffs, which can also affect securities markets and create volatility. So long as sanctions do not prohibit investment in the company or issuer, the Funds typically also would not be prohibited from investing in the affected company or issuer.
ETF Share Class Risks. By investing in the ETF Shares of a fund that also offers conventional mutual fund shares, you could be subject to costs and/or tax impacts that you would not be subject to if you invested in exchange-traded shares offered by a fund without a conventional mutual fund share class. These costs include brokerage and other transaction costs associated with a Fund buying and selling portfolio securities in response to conventional mutual fund share class inflows and outflows, cash drag as a result of a Fund holding the cash necessary to satisfy conventional mutual fund share class transactions, and taxable capital gains distributions if a Fund has to sell portfolio holdings at a gain in order to satisfy mutual fund share class redemptions.
Potential Redemption Activity Impacts. The Vanguard funds can be negatively impacted by certain large redemptions. These redemptions could occur due to a single shareholder or multiple shareholders deciding to sell a large quantity of shares of a fund or a share class of the fund. Large redemptions can occur for many reasons, either as a result of actions taken by the Vanguard funds or their advisors, or as a result of events unrelated to actions taken by the Vanguard funds or their advisors. Actions taken by the Vanguard funds or their advisors could include, but are not limited to, changes to a fund’s advisor(s), changes to a fund’s portfolio manager(s), changes to the composition of a fund’s portfolio, and/or other product changes or launches that, for example, result in shareholders redeeming shares of one fund to purchase shares of another fund or investment vehicle. For a fund of funds, actions taken by the Vanguard funds or their advisors could include a withdrawal from an underlying fund or a change in the allocation to underlying funds. Events unrelated to actions taken by the Vanguard funds or their advisors could include shareholders selling out of a fund in response to market movements or regulatory changes.
A large redemption could adversely affect a fund’s liquidity and NAV. For example, a large redemption could require a fund’s manager to sell portfolio holdings at unplanned or inopportune times. The manager’s sale of these holdings, which is a taxable event, could require the fund to distribute any corresponding capital gains or other taxable income to the fund’s remaining shareholders; see Dividends, Distributions, and Taxes in the Investing in Vanguard ETF® Shares section for additional information. The increased trading activity could also increase underlying costs for the fund due to commissions paid by the fund.
Investing in Derivatives. Investing in derivatives may present risks different from, and/or greater than, those associated with investing directly in stocks, bonds, or other types of investments. Derivatives could expose a Fund to increased volatility and/or significant loss. Certain derivatives have an inherent leverage component, providing the Fund exposure to a sizable position in an underlying asset with a relatively small upfront investment at the time the Fund enters into the derivatives position. For these derivatives, an adverse change in the value or price of the underlying asset could result in a loss substantially greater than the amount invested in the derivative itself. Some derivatives require the Fund to enter into a contract with a counterparty. If the counterparty is unable or unwilling to fulfill its contractual obligation, the Fund may experience a loss. A liquid market may not always exist for the Fund’s derivatives positions. The Fund may be unable to sell or otherwise exit its derivatives position at desired times or prices, which could also result in a loss to the Fund. Some derivatives, particularly OTC derivatives, can be complex and often are valued subjectively. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund.
Derivatives may not perform as intended, which may result in losses to the Fund. For example, derivatives used for hedging or as a substitute for a portfolio instrument may not provide the expected benefits, particularly during adverse market conditions. The use of derivatives is also subject to legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty, and operational risk, which includes documentation or settlement issues, system failures, inadequate controls, and human error.
Ownership Limitations Risk. As the Vanguard funds continue to grow, they may be increasingly impacted by ownership limitations that apply to certain securities held by the Vanguard funds (“limited securities”). An ownership limitation restricts the amount of a security that funds within the same fund complex or funds advised by the same investment advisor can own. These limitations may apply even where an external manager or different affiliate of Vanguard provides investment advisory services to a fund. Ownership limitations restrict the amount that funds can invest in certain securities, due to either regulatory limits that apply to certain industries (for example, banking and utilities) or mechanisms that some issuers have in place to deter takeover attempts (for example, poison pills). These restrictions can have negative impacts on funds, including the inability of an index fund to track its index, the inability of a fund to meet its investment objectives, negative performance impacts, and unanticipated tax consequences. The impact of a particular ownership limitation on a Vanguard fund will vary based on several factors, including, but not limited to, a fund’s investment strategy and its current and desired exposure to limited securities, the industry to which the limitation applies, the country or region of a particular issuer, and the regulatory body imposing the limitation. In addition to the impacts of specific ownership limitations, the Vanguard funds are also subject to the risk of multiple ownership limitations applying at one time, which could increase the likelihood of a fund experiencing the negative impacts listed above. The Vanguard funds attempt to mitigate the impacts of ownership limitations through the various methods discussed below in “Methods to address ownership limitations.” However, it is possible that these methods will be unsuccessful and could also expose the Vanguard funds to other potential risks and negative consequences.
Impacts of Ownership Limitations. When an ownership limitation applies, the Vanguard funds may need to allocate ownership of impacted securities across impacted Vanguard funds, and a Vanguard fund may not be able to buy additional securities or continue to hold existing securities above its allocated amounts. For index funds, this can result in tracking error if a fund cannot buy or hold the securities it needs in order to replicate or sample its target index. For active funds, this can result in a fund not being able to take advantage of favorable opportunities to invest in securities that are subject to limitations. For both index and active funds, the inability to buy or hold securities could prevent a fund from being able to meet its investment objective or invest in accordance with its investment strategy, and/or could negatively impact the fund’s performance. In addition, the steps taken to address ownership limitations could result in additional costs and/or unanticipated tax consequences to a fund that affect the amount, timing, and character of distributions to the fund’s shareholders. The more assets the Vanguard funds hold, the more likely it is that ownership limitations will negatively impact Vanguard funds because they will not be able to purchase additional shares of limited securities above their allocated amounts in order to fully invest their assets in accordance with their investment strategies.

Methods to Address Ownership Limitations. The Vanguard funds try to manage the negative impacts of these ownership limitations on the Vanguard funds by seeking permission (relief) from regulators and/or issuers to purchase or hold more securities than the amount allowed by ownership limitations. However, it is not always possible to secure relief and such relief could be revoked if the Vanguard funds are unable to satisfy the applicable conditions, or if the regulator or issuer changes its position or policy or if the applicable legal requirements become more restrictive. There is an increasing amount of uncertainty around how much ownership limitations relief regulators will grant to asset managers like Vanguard. Given this uncertainty, there is no guarantee that Vanguard or the Vanguard funds will be able to maintain their existing relief or obtain additional relief from ownership limitations in the future. A regulator may impose certain conditions on the Vanguard funds in connection with granting relief from an ownership limitation, including, for example, that the funds vote in a certain way with respect to shares of the limited security that the Vanguard funds hold in excess of the ownership limitation.
In addition, the relief upon which Vanguard and the Vanguard funds currently rely, which has allowed Vanguard to exceed certain ownership limitations, could be reduced or revoked, forcing the Vanguard funds to sell down one or more securities to comply with the ownership limitations. If a fund has to sell securities, there could be negative impacts to fund performance as well as unanticipated tax consequences that could impact the amount, timing, and character of distributions to the fund’s shareholders.
When a Vanguard fund cannot buy or hold securities directly due to ownership limitations, the fund will typically try to get indirect exposure to impacted securities. The fund does this so that it can replicate as closely as possible the returns the fund would get if it directly owned the impacted securities. Indirect exposure can be accomplished through the use of derivatives, such as total return swaps, or by investing in wholly owned subsidiaries that hold the impacted securities. Both of these methods of obtaining indirect exposure increase fund costs, and, depending on the extent to which these alternatives are used by a fund to avoid exceeding ownership limits, the added costs could have a negative impact on the fund’s performance. With respect to an index fund, these added costs could also result in tracking error relative to the fund’s target index. The risks associated with derivatives use are discussed in more detail elsewhere in the prospectus.
There is no guarantee that laws and regulations always will allow that indirect exposure to limited securities may be omitted for purposes of determining the Vanguard funds’ exposure to limited securities and compliance with the applicable ownership limitations. In such circumstances, the Vanguard funds could not use these techniques and would be required to sell down the indirect and/or direct holdings in the applicable limited securities.

Other Investment Policies
In addition to employing its principal investment strategies, each Fund may use the following other investment strategies and types of investments in order to achieve its investment objective.
Substitute Index
Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the provider of its Target Index is terminated, or for any other reason determined in good faith by the Board. In any such instance, the substitute index would represent the same market segment as the Target Index.
Foreign Securities
Each Fund has the ability to invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up its Target Index. It is not expected that any Fund will invest more than 5% of its assets in foreign securities.
Other Types of Investments
Each Fund may invest in derivatives such as total return swaps, equity futures, or other derivatives. In general, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Each Fund attempts to remain fully invested in stocks in order to track its Target Index as closely as possible; however, to help stay fully invested and to reduce transaction costs, each Fund may invest in derivatives. Each Fund may use derivatives to obtain exposure to a stock, a basket of stocks, or an index. Derivatives may also be used as an alternate means to obtain economic exposure if a Fund is required to limit its investment in a particular issuer or industry. The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
Cash Management
Each Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are used as cash management vehicles for the Vanguard funds. When investing in a CMT Fund, each Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.
Temporary Defensive Measures
Each Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund’s best interest, so long as the strategy or policy employed is consistent with the Fund’s investment objective. For instance, a Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s investment objective when those instruments are favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately. A Fund may also invest beyond its normal limits in derivatives as an alternate means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry.
Portfolio Holdings
Please consult the Funds' Statement of Additional Information or Vanguard’s website for a description of the policies and procedures that govern disclosure of each Fund’s portfolio holdings.
Management and Distribution of the Funds
Each Fund is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
How is Vanguard’s Corporate Structure Unique?
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor
The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Equity Index Group. As of August 31, 2025, Vanguard served as advisor for approximately $9.3 trillion in assets. Vanguard provides investment advisory services to the Funds pursuant to the Funds’ Service Agreement and subject to the supervision and oversight of the trustees and officers of the Funds.
For the fiscal year ended August 31, 2025, the advisory expenses represented an effective annual rate of less than 0.01% of each Fund’s average net assets.

Although each Fund is managed solely by Vanguard, each Fund (except with respect to Vanguard S&P Small-Cap 600 Index Fund and Vanguard S&P Small-Cap 600 Growth Index Fund) reserves the right to utilize a multimanager approach in the future. Under the terms of an SEC exemption (except with respect to Vanguard S&P Small-Cap 600 Index Fund and Vanguard S&P Small-Cap 600 Growth Index Fund), the Funds’ Board may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in a Fund’s advisory arrangements will be communicated to shareholders in writing. As the Funds’ sponsor and overall manager, Vanguard may provide investment advisory services to a Fund at any time. Vanguard may also recommend to the Board that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Funds have filed an application seeking an SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Funds (other than Vanguard S&P Small-Cap 600 Index Fund and Vanguard S&P Small-Cap 600 Growth Index Fund) may rely on the new SEC relief.
For a discussion of why the Board approved each Fund’s investment advisory arrangement, see the Financial Statements and Other Information covering the fiscal period ended February 28.
The managers primarily responsible for the day-to-day management of the Funds are:
Kenny Narzikul, CFA, Portfolio Manager at Vanguard. He has been with Vanguard since 2012, has worked in investment management since 2016, has managed investment portfolios since 2023, and has co-managed the Funds since 2023. Education: B.B.A., James Madison University.

Chris Nieves, CFA, Portfolio Manager at Vanguard. He has worked in investment management since 2013, has been with Vanguard since 2017, and has co-managed Vanguard S&P 500 Value Index Fund, Vanguard S&P 500 Growth Index Fund, Vanguard S&P Mid-Cap 400 Index Fund, Vanguard S&P Mid-Cap 400 Growth Index Fund, and Vanguard S&P Mid-Cap 400 Value Index Fund since February 2025. Education: B.A., Cornell University; MEng., Cornell University.

Jena Stenger, Portfolio Manager at Vanguard. She has worked in investment management since 2013, has been with Vanguard since 2015, and has co-managed Vanguard S&P Small-Cap 600 Index Fund, Vanguard S&P Small-Cap 600 Value Index Fund, and Vanguard S&P Small-Cap 600 Growth Index Fund since February 2025. Education: B.S., Villanova University; M.B.A., University of Chicago Booth School of Business.

The Funds' Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Funds.

Investing in Vanguard ETF® Shares
Each Vanguard fund may offer one or more share classes. If a Vanguard fund offers multiple share classes, each share class has the same investment objective, strategies, and policies. However, because different share classes can have different expenses, their investment returns may differ. Vanguard and the Funds have received an exemptive order from the SEC that permits the Funds to offer conventional mutual fund shares and ETF shares. This prospectus offers the Funds’ ETF Shares.
The Funds’ ETF Shares are listed for trading on NYSE Arca. You can buy and sell ETF Shares on the secondary market in the same way you buy and sell any other exchange-traded security—through a broker. Your broker may charge a commission to execute a transaction. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of ETF Shares you must buy.
Your ownership of ETF Shares will be shown on the records of the broker through which you hold the shares. Vanguard will not have any record of your ownership. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of ETF Shares, and tax information. Your broker also will be responsible for ensuring that you receive income and capital gains distributions, as well as shareholder reports and other communications from the fund whose ETF Shares you own. You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.
Redemption of ETF Shares by Authorized Participants
Unlike conventional (i.e., not exchange-traded) mutual fund shares, ETF Shares cannot be purchased directly from or redeemed directly with the issuing fund by an individual investor. Instead, only Authorized Participants can purchase and redeem ETF Shares directly from the issuing fund. Authorized Participants may purchase and redeem ETF Shares from the issuing fund only in large blocks (creation units), usually in exchange for baskets of securities. Funds may also issue and redeem creation units in exchange for solely cash or a combination of cash and securities. These trades may occur in-kind between Vanguard and the Authorized Participant. If cash is used to meet redemptions, a Fund typically obtains such cash through positive cash flows or the sale of Fund holdings consistent with the Fund’s investment objective and strategy.
Under certain circumstances, including under stressed market conditions, a Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
Conversion Privilege
Owners of conventional shares issued by a Fund may convert those shares to ETF Shares of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares by a shareholder. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.
ETF Shares must be held in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services® or with any other brokerage firm. To initiate a conversion of conventional shares to ETF Shares, please contact your broker.
Vanguard Brokerage Services does not impose a fee on conversions from Vanguard conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit, temporarily suspend, or terminate the conversion privilege.
Converting conventional shares to ETF Shares is generally accomplished as follows. First, after your broker notifies Vanguard of your request to convert, Vanguard will transfer your conventional shares from your account to the broker’s omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). After the transfer, Vanguard’s records will reflect your broker, not you, as the owner of the shares. Next, your broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account to ETF Shares of equivalent value, based on the respective NAVs of the two share classes.
Your Fund’s transfer agent will reflect ownership of all ETF Shares in the name of the Depository Trust Company (DTC). The DTC will keep track of which ETF Shares belong to your broker, and your broker, in turn, will keep track of which ETF Shares belong to you.
Because the DTC is unable to handle fractional shares, only whole shares can be converted. For example, if you owned 300.25 conventional shares, and this was equivalent in value to 90.75 ETF Shares, the DTC account would receive 90 ETF Shares. Conventional shares with a value equal to 0.75 ETF Shares (in this example, that would be 2.481 conventional shares) would remain in the broker’s omnibus account with Vanguard. Your broker then could either (1) credit your account with 0.75 ETF Shares or (2) redeem the 2.481 conventional shares for cash at NAV and deliver that cash to your account. If your broker chose to redeem your conventional shares, you would realize a gain or loss on the redemption that must be reported on your tax return (unless you hold the shares in an IRA or other tax-deferred account). Please consult your broker for information on how it will handle the conversion process, including whether it will impose a fee to process a conversion.
If you convert your conventional shares to ETF Shares through Vanguard Brokerage Services, all conventional shares for which you request conversion will be converted to ETF Shares of equivalent value. Because no fractional shares will have to be sold, the transaction will not be taxable.
Here are some important points to keep in mind when converting conventional shares of a Vanguard fund to ETF Shares:
• The conversion process can take anywhere from several days to several weeks, depending on your broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day. Vanguard imposes conversion blackout windows around the dates when a fund with ETF Shares declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the ETF share class to which the shares will be converted.
• Until the conversion process is complete, you will remain fully invested in a fund’s conventional shares, and your investment will increase or decrease in value in tandem with the NAV of those shares.
• The conversion transaction is nontaxable except, if applicable, to the very limited extent previously described.
Pricing of Fund Shares
ETF Shares may only be bought and sold in the secondary market. The price you pay or receive for the ETF Shares will be the prevailing market price, which may be more or less than the Fund’s NAV. Your transaction will be priced at the NAV only if you purchase or redeem your ETF Shares in creation unit blocks (an option available only to certain authorized broker-dealers), or if you convert your conventional fund shares to ETF Shares. NAV is typically calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event generally shall also serve as the conclusion of the trading day. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Vanguard funds do not sell or redeem shares. However, on those days the value of a fund’s assets may be affected to the extent that the fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
If a fund only has one share class, the NAV per share is computed by dividing the total assets, minus liabilities, of a fund by the number of fund shares outstanding. If a fund has more than one share class, each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of fund shares outstanding for that class. The value of securities and other investments held by the Vanguard funds is determined pursuant to the valuation policies and procedures adopted by the Vanguard funds’ board of trustees. Vanguard has been designated as the valuation designee for the Vanguard funds pursuant to Rule 2a-5 under the Investment Company Act of 1940, subject to oversight by the Vanguard funds’ board of trustees.
Securities for which market quotations are readily available are valued at their market value, based on quotations provided by independent third-party pricing sources. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices, from the principal exchange or market on which they are traded. A fund’s investments in any mutual fund shares, including institutional money market fund shares, are valued at the NAVs of the mutual fund shares. A fund’s investments in any ETF shares or closed-end fund shares are valued at the market value of those shares.
When the market quotations are not readily available or do not accurately reflect the value of a security or other investment, such security or other investment is priced at fair value, generally based on information provided by independent third-party pricing services, in accordance with the valuation policies and procedures adopted by the Vanguard funds’ board of trustees. Fair value represents a good faith determination of the value of a fund’s investments. The fair value of a security or other investment is the amount that the owner might reasonably expect to receive upon the current sale of the security or other investment. Fair-value pricing may require subjective determinations. It is possible that the price determined through fair-value pricing may differ from the price quoted or published by other sources and may not be the price at which those investments could have been sold during the period in which the fair value was used.
Fair-value pricing may be used in a variety of circumstances. For example, it may be used if the value of a security or other investment has been materially affected by events occurring after the close of the principal exchange or market on which the security is traded but before the funds’ NAV is calculated. These events might be company-specific (e.g., earnings report, merger announcement), country-specific (e.g., significant price movements in U.S. or a foreign market), or regional/global events (e.g., natural disaster, economic or political news, interest rate change, act of terrorism). These events could affect a single security or a large number of securities in a particular market, and it most commonly occurs with foreign portfolio holdings because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the value of the foreign portfolio holdings may occur between the close of the foreign market and the time a fund’s NAV is calculated. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE.
In addition, fair-value pricing may be used if trading in a security is halted and does not resume before a fund’s pricing time, a security does not trade in the course of a day and a fund holds enough of the security that its price could affect the NAV, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available.
Fixed income securities are generally valued based on information furnished by independent pricing services and are priced at fair value. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Failures by third-party pricing services to carry out their obligations to the Vanguard funds (e.g., any errors in the data provided by third-party pricing services) could result in delays in the calculation of the funds’ NAVs and/or the inability to calculate the NAVs over extended time periods. The funds may be unable to recover any losses associated with such failures.
The Vanguard funds have authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain funds of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to purchase or redeem fund shares on behalf of the Vanguard funds. In these circumstances, the Vanguard fund will be deemed to receive an order when accepted by the authorized financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will be executed using the NAV next calculated after such acceptance.
Vanguard’s website will show the previous day’s closing NAV and closing market price for a fund’s ETF Shares. The website also discloses, in the Premium/Discount analysis section of a fund’s Price and Performance page, how frequently the fund traded at a premium or discount to NAV (based on closing NAVs and market prices) and the magnitudes of such premiums and discounts.
Dividends, Distributions, and Taxes
Fund Distributions
Each Fund generally distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. Each Fund may also make distributions that are treated as a return of capital. Income dividends for Vanguard S&P Mid-Cap 400 Index Fund, Vanguard S&P 500 Value Index Fund, Vanguard S&P 500 Growth Index Fund, Vanguard S&P Small-Cap 600 Value Index Fund, and Vanguard S&P Small-Cap 600 Growth Index Fund generally are distributed quarterly in March, June, September, and December; income dividends for Vanguard S&P Mid-Cap 400 Value Index Fund, Vanguard S&P Mid-Cap 400 Growth Index Fund, and Vanguard S&P Small-Cap 600 Index Fund generally are distributed annually in December. Capital gains distributions, if any, generally occur annually in December. In addition, each Fund may make a supplemental distribution at some other time during the year.
From time to time, Vanguard and/or a fund’s board of trustees may adjust a fund’s fees and expenses and/or reduce, refund, reimburse, waive, or otherwise return to the funds and their shareholders a portion of prior fees and expenses (collectively, “expense adjustments”). Fund performance and potentially shareholder distributions, will reflect such expense adjustments. If you sell all or part of your investment in a fund before an expense adjustment occurs, then you will not receive the economic benefit, if any, of such expense adjustment. An expense adjustment at any given time does not imply or guarantee that similar or additional expense adjustments will be made in the future.
Reinvestment of Distributions
In order to reinvest dividend and capital gains distributions, investors in a Fund’s ETF Shares must hold their shares at a broker that offers a reinvestment service. This can be the broker’s own service or a service made available by a third party, such as the broker’s outside clearing firm or the DTC. If a reinvestment service is available, distributions of income and capital gains can automatically be reinvested in additional whole and fractional ETF Shares of a Fund. If a reinvestment service is not available, investors will receive their distributions in cash. To determine whether a reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker.

Mutual fund share class holders will receive dividend payments before holders of ETF Shares. As with all exchange-traded funds, reinvestment of dividend and capital gains distributions in additional ETF Shares will occur two business days or more after the ex-dividend date (the date when a distribution of dividends or capital gains is deducted from the price of a Fund’s shares). The exact number of days depends on your broker. During that time, the amount of your distribution will not be invested in a Fund and therefore will not share in the Fund’s income, gains, and losses.
Basic Tax Points
Investors in taxable accounts should be aware of the following basic federal income tax points:
• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.
• Distributions declared and recorded in December—if paid to you by the end of January—are generally taxable as if received in December.
• Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, or a special tax deduction on “qualified REIT dividends,” if any, distributed by the Fund.
• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.
• Capital gains distributions can occur when a Fund sells assets at a gain. Capital gains distributions vary from year to year as a result of the Fund’s investment activities and cash flows, including those due to redemption activity by Fund shareholders.
• Capital gains distributions may occur if Vanguard, a Fund, or its advisor make changes that would impact the Fund directly or indirectly, including changes to the Fund’s portfolio or advisors or changes to any other Vanguard fund or product that would involve the redemption of shares of the Fund and the related sale of the Fund’s investments. Such changes could, depending on the timing, result in capital gains distributions in the current fiscal year, subsequent fiscal year, or both.
• Your cost basis in the Fund will be decreased by the amount of any return of capital that you receive. This, in turn, will affect the amount of any capital gain or loss that you realize when selling your Fund shares.
• Return of capital distributions generally are not taxable to you until your cost basis has been reduced to zero. If your cost basis is at zero, return of capital distributions will be treated as capital gains.

• A sale of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.
• If you purchase shares before an ex-dividend date when a fund has realized but not yet distributed income or capital gains, the purchase price may include the amount of the upcoming distribution, and you may pay the full price for the shares and later receive a portion of the purchase price back as a taxable distribution. In such case, you generally will be taxed upon receipt of such distribution, even though the distribution effectively represents a return of a portion of your purchase price. This is known as “buying a dividend.”
Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale of Fund shares.
Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale of Fund shares, may be subject to state and local income taxes.
This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your own tax advisor for detailed information about any tax consequences for you.
Frequent Trading Limitations
Unlike frequent trading of a Vanguard fund’s conventional share classes, frequent trading of ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. The vast majority of trading in ETF Shares occurs on the secondary market. Because these trades do not involve the issuing fund, they do not pose potential harm to the fund or its shareholders. Certain broker-dealers are authorized to purchase and redeem ETF Shares directly with the issuing fund. Because these trades typically are effected in kind (i.e., for securities and not for cash), or are assessed a transaction fee when effected in cash, they do not cause any of the harmful effects to the issuing fund (as previously noted) that may result from frequent trading. For these reasons, the Board of each Fund that issues ETF Shares has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing of ETF Shares.

Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual Financial Statements and Other Information. You may obtain a free copy of a fund’s latest disclosure documents upon request.
Vanguard S&P 500 Value Index Fund ETF Shares

For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$189.59	$156.61	$136.61	$146.23	$112.29
Investment Operations
Net Investment Income[1]	3.662	3.612	2.984	3.029	2.897
Net Realized and Unrealized Gain (Loss) on Investments	7.499	32.730	20.032	(9.703)	33.786
Total from Investment Operations	11.161	36.342	23.016	(6.674)	36.683
Distributions
Dividends from Net Investment Income	(3.821)	(3.362)	(3.016)	(2.946)	(2.743)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.821)	(3.362)	(3.016)	(2.946)	(2.743)
Net Asset Value, End of Period	$196.93	$189.59	$156.61	$136.61	$146.23
Total Return	6.01%	23.51%	17.15%	-4.63%	33.10%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,640	$5,195	$3,559	$2,801	$2,351
Ratio of Total Expenses to Average Net Assets	0.08%	0.10%	0.10%[2]	0.10%	0.10%
Ratio of Net Investment Income to Average Net Assets	1.95%	2.13%	2.05%	2.10%	2.19%
Portfolio Turnover Rate[3]	32%	30%	27%	16%	18%

1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Vanguard S&P 500 Growth Index Fund ETF Shares

For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$336.34	$260.21	$232.26	$283.53	$219.32
Investment Operations
Net Investment Income[1]	2.162	2.168	2.678	1.923	1.751
Net Realized and Unrealized Gain (Loss) on Investments	77.722	76.359	27.743	(51.406)	64.190
Total from Investment Operations	79.884	78.527	30.421	(49.483)	65.941
Distributions
Dividends from Net Investment Income	(2.094)	(2.397)	(2.471)	(1.787)	(1.731)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.094)	(2.397)	(2.471)	(1.787)	(1.731)
Net Asset Value, End of Period	$414.13	$336.34	$260.21	$232.26	$283.53
Total Return	23.84%	30.39%	13.26%	-17.52%	30.26%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19,353	$12,542	$8,170	$6,839	$6,776
Ratio of Total Expenses to Average Net Assets	0.08%	0.10%	0.10%[2]	0.10%[2]	0.10%
Ratio of Net Investment Income to Average Net Assets	0.59%	0.74%	1.16%	0.73%	0.73%
Portfolio Turnover Rate[3]	20%	27%	33%	13%	12%

1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Vanguard S&P Mid-Cap 400 Index Fund ETF Shares

For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2025	2024	2023[1]	2022[1]	2021[1]
Net Asset Value, Beginning of Period	$104.74	$89.50	$82.25	$93.08	$65.16
Investment Operations
Net Investment Income[2]	1.470	1.377	1.267	1.247	.998
Net Realized and Unrealized Gain (Loss) on Investments	5.547	15.159	7.301	(10.928)	27.898
Total from Investment Operations	7.017	16.536	8.568	(9.681)	28.896
Distributions
Dividends from Net Investment Income	(1.467)	(1.296)	(1.318)	(1.149)	(.976)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.467)	(1.296)	(1.318)	(1.149)	(.976)
Net Asset Value, End of Period	$110.29	$104.74	$89.50	$82.25	$93.08
Total Return	6.79%	18.65%	10.60%	-10.47%	44.65%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,825	$2,214	$1,647	$1,411	$1,476
Ratio of Total Expenses to Average Net Assets	0.08%	0.10%	0.10%[3]	0.10%[3]	0.10%
Ratio of Net Investment Income to Average Net Assets	1.40%	1.45%	1.50%	1.41%	1.21%
Portfolio Turnover Rate[4]	15%	19%	14%	11%	16%

1	Adjusted to reflect a 2-for-1 share split effective March 13, 2023.
2	Calculated based on average shares outstanding.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Vanguard S&P Mid-Cap 400 Value Index Fund ETF Shares

For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2025	2024	2023[1]	2022[1]	2021[1]
Net Asset Value, Beginning of Period	$94.72	$82.68	$76.82	$82.65	$54.80
Investment Operations
Net Investment Income[2]	1.861	1.575	1.383	1.442	1.244
Net Realized and Unrealized Gain (Loss) on Investments	5.914	11.794	5.987	(5.769)	28.198
Total from Investment Operations	7.775	13.369	7.370	(4.327)	29.442
Distributions
Dividends from Net Investment Income	(1.665)	(1.329)	(1.510)	(1.503)	(1.592)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.665)	(1.329)	(1.510)	(1.503)	(1.592)
Net Asset Value, End of Period	$100.83	$94.72	$82.68	$76.82	$82.65
Total Return	8.31%	16.34%	9.79%	-5.34%	54.51%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,069	$919	$812	$807	$822
Ratio of Total Expenses to Average Net Assets	0.12%	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	1.95%	1.85%	1.75%	1.79%	1.72%
Portfolio Turnover Rate[3]	39%	41%	43%	33%	36%

1	Adjusted to reflect a 2-for-1 share split effective March 13, 2023.
2	Calculated based on average shares outstanding.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Vanguard S&P Mid-Cap 400 Growth Index Fund ETF Shares

For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2025	2024	2023[1]	2022[1]	2021[1]
Net Asset Value, Beginning of Period	$113.32	$94.90	$86.30	$102.72	$76.26
Investment Operations
Net Investment Income[2]	.894	1.026	.988	.809	.526
Net Realized and Unrealized Gain (Loss) on Investments	5.073	18.521	8.500	(16.729)	26.594
Total from Investment Operations	5.967	19.547	9.488	(15.920)	27.120
Distributions
Dividends from Net Investment Income	(.887)	(1.127)	(.888)	(.500)	(.660)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.887)	(1.127)	(.888)	(.500)	(.660)
Net Asset Value, End of Period	$118.40	$113.32	$94.90	$86.30	$102.72
Total Return	5.30%	20.80%	11.12%	-15.57%	35.70%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,148	$1,061	$785	$725	$925
Ratio of Total Expenses to Average Net Assets	0.12%	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	0.79%	1.00%	1.12%	0.85%	0.57%
Portfolio Turnover Rate[3]	38%	48%	48%	44%	40%

1	Adjusted to reflect a 2-for-1 share split effective March 13, 2023.
2	Calculated based on average shares outstanding.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Vanguard S&P Small-Cap 600 Index Fund ETF Shares

For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2025	2024	2023[1]	2022[1]	2021[1]
Net Asset Value, Beginning of Period	$107.36	$92.94	$89.49	$103.20	$67.80
Investment Operations
Net Investment Income[2]	1.456	1.613	1.495	1.273	1.143
Net Realized and Unrealized Gain (Loss) on Investments	2.218	14.266	3.266	(13.765)	35.170
Total from Investment Operations	3.674	15.879	4.761	(12.492)	36.313
Distributions
Dividends from Net Investment Income	(1.574)	(1.459)	(1.311)	(1.218)	(.913)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.574)	(1.459)	(1.311)	(1.218)	(.913)
Net Asset Value, End of Period	$109.46	$107.36	$92.94	$89.49	$103.20
Total Return	3.46%	17.25%	5.44%	-12.26%	53.88%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,021	$2,915	$2,265	$2,027	$1,806
Ratio of Total Expenses to Average Net Assets	0.08%	0.10%	0.10%	0.10%[3]	0.10%
Ratio of Net Investment Income to Average Net Assets	1.40%	1.68%	1.67%	1.31%	1.25%
Portfolio Turnover Rate[4]	22%	26%	19%	12%	18%

1	Adjusted to reflect a 2-for-1 share split effective March 13, 2023.
2	Calculated based on average shares outstanding.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.10%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Vanguard S&P Small-Cap 600 Value Index Fund ETF Shares

For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2025	2024	2023[1]	2022[1]	2021[1]
Net Asset Value, Beginning of Period	$92.26	$82.73	$80.11	$88.82	$56.26
Investment Operations
Net Investment Income[2]	1.540	1.718	1.529	1.372	1.296
Net Realized and Unrealized Gain (Loss) on Investments	2.134	9.595	2.600	(8.648)	32.307
Total from Investment Operations	3.674	11.313	4.129	(7.276)	33.603
Distributions
Dividends from Net Investment Income	(1.574)	(1.783)	(1.509)	(1.434)	(1.043)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.574)	(1.783)	(1.509)	(1.434)	(1.043)
Net Asset Value, End of Period	$94.36	$92.26	$82.73	$80.11	$88.82
Total Return	4.07%	13.93%	5.29%	-8.28%	60.19%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,394	$1,400	$1,278	$1,250	$1,328
Ratio of Total Expenses to Average Net Assets	0.12%	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	1.72%	2.05%	1.89%	1.59%	1.61%
Portfolio Turnover Rate[3]	47%	52%	45%	36%	30%

1	Adjusted to reflect a 2-for-1 share split effective March 13, 2023.
2	Calculated based on average shares outstanding.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Vanguard S&P Small-Cap 600 Growth Index Fund ETF Shares

For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2025	2024	2023[1]	2022[1]	2021[1]
Net Asset Value, Beginning of Period	$119.31	$100.47	$96.69	$116.59	$79.48
Investment Operations
Net Investment Income[2]	1.193	1.268	1.292	.927	.813
Net Realized and Unrealized Gain (Loss) on Investments	1.913	18.844	3.709	(19.803)	36.946
Total from Investment Operations	3.106	20.112	5.001	(18.876)	37.759
Distributions
Dividends from Net Investment Income	(1.226)	(1.272)	(1.221)	(1.024)	(.649)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.226)	(1.272)	(1.221)	(1.024)	(.649)
Net Asset Value, End of Period	$121.19	$119.31	$100.47	$96.69	$116.59
Total Return	2.66%	20.20%	5.28%	-16.27%	47.68%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$868	$981	$593	$493	$565
Ratio of Total Expenses to Average Net Assets	0.12%	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	1.03%	1.19%	1.35%	0.87%	0.79%
Portfolio Turnover Rate[3]	48%	44%	45%	42%	35%

1	Adjusted to reflect a 2-for-1 share split effective March 13, 2023.
2	Calculated based on average shares outstanding.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

Additional Information
A Precautionary Note to Investment Companies. Each Fund’s ETF Shares are issued by registered investment companies, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
Forum Selection. The Trust’s Bylaws designate Delaware courts as the exclusive forum for certain claims against or related to the Trust, a trustee, an officer, or other employee of the Trust, except that, unless the Trust otherwise consents in writing, the U.S. Federal District Courts are the exclusive forum for the resolution of complaints under the Securities Act of 1933 or the 1940 Act. These provisions may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
Shareholder Rights. Each Fund’s Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of the Trust that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application. The Trust’s Bylaws also provide that shareholders waive the right to trial by jury to the fullest extent permitted by law.
Joint Committed Credit Facility. Each Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Board and renegotiation with the lender syndicate on an annual basis.
Securities Market Indexes
Listed below is the broad-based securities market index, as referenced in the Funds’ Average Annual Total Returns tables:

Dow Jones U.S. Total Stock Market Float Adjusted Index. An index designed to measure all U.S. equity issues with readily available prices.
Certain affiliates of the Funds and the advisor may purchase and resell ETF Shares pursuant to the prospectus.
Vanguard Fund	Inception Date	Vanguard Fund Number	CUSIP Number
Vanguard S&P 500 Value Index Fund
ETF Shares	9/7/2010	3340	921932703
Vanguard S&P 500 Growth Index Fund
ETF Shares	9/7/2010	3341	921932505
Vanguard S&P Mid-Cap 400 Index Fund
ETF Shares	9/7/2010	3342	921932885
Vanguard S&P Mid-Cap 400 Value Index Fund
ETF Shares	9/7/2010	3344	921932844
Vanguard S&P Mid-Cap 400 Growth Index Fund
ETF Shares	9/7/2010	3343	921932869
Vanguard S&P Small-Cap 600 Index Fund
ETF Shares	9/7/2010	3345	921932828
Vanguard S&P Small-Cap 600 Value Index Fund
ETF Shares	9/7/2010	3346	921932778
Vanguard S&P Small-Cap 600 Growth Index Fund
ETF Shares	9/7/2010	3347	921932794
Inception Date means the date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
CGS identifiers have been provided by CUSIP Global Services, managed on behalf of the American Bankers Association by FactSet Research Systems Inc., and are not for use or dissemination in a manner that would serve as a substitute for any CUSIP service. The CUSIP Database, © 2025 American Bankers Association. “CUSIP” is a registered trademark of the American Bankers Association.

CFA® is a registered trademark owned by CFA Institute.
The “S&P 500 Value Index, S&P 500 Growth Index, S&P MidCap 400 Index, S&P MidCap 400 Value Index, S&P MidCap 400 Growth Index, S&P SmallCap 600 Index, S&P SmallCap 600 Value Index, and S&P SmallCap 600 Growth Index” (the “Indexes”) are products of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”) and have been licensed for use by Vanguard. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Vanguard. Vanguard S&P ETFs are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of Vanguard S&P ETFs or any member of the public regarding the advisability of investing in securities generally or in Vanguard S&P ETFs particularly or the ability of the S&P 500 Value Index, S&P 500 Growth Index, S&P MidCap 400 Index, S&P MidCap 400 Value Index, S&P MidCap 400 Growth Index, S&P SmallCap 600 Index, S&P SmallCap 600 Value Index, and S&P SmallCap 600 Growth Index to track general market performance. S&P Dow Jones Indices’ only relationship to Vanguard with respect to the S&P 500 Value Index, S&P 500 Growth Index, S&P MidCap 400 Index, S&P MidCap 400 Value Index, S&P MidCap 400 Growth Index, S&P SmallCap 600 Index, S&P SmallCap 600 Value Index, and S&P SmallCap 600 Growth Index is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 Value Index, S&P 500 Growth Index, S&P MidCap 400 Index, S&P MidCap 400 Value Index, S&P MidCap 400 Growth Index, S&P SmallCap 600 Index, S&P SmallCap 600 Value Index, and S&P SmallCap 600 Growth Index are determined, composed and calculated by S&P Dow Jones Indices without regard to Vanguard or Vanguard S&P ETFs. S&P Dow Jones Indices has no obligation to take the needs of Vanguard or the owners of Vanguard S&P ETFs into consideration in determining, composing or calculating the S&P 500 Value Index, S&P 500 Growth Index, S&P MidCap 400 Index, S&P MidCap 400 Value Index, S&P MidCap 400 Growth Index, S&P SmallCap 600 Index, S&P SmallCap 600 Value Index, and S&P SmallCap 600 Growth Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of Vanguard S&P ETFs or the timing of the issuance or sale of Vanguard S&P ETFs or in the determination or calculation of the equation by which Vanguard S&P ETFs are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Vanguard S&P ETFs. There is no assurance that investment products based on the S&P 500 Value Index, S&P 500 Growth Index, S&P MidCap 400 Index, S&P MidCap 400 Value Index, S&P MidCap 400 Growth Index, S&P SmallCap 600 Index, S&P SmallCap 600 Value Index, and S&P SmallCap 600 Growth Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF VANGUARD S&P ETFS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND VANGUARD, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

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For More Information
If you would like more information about Vanguard S&P ETFs, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders and Form N-CSR
Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders and in Form N-CSR. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. In Form N-CSR, you will find the Funds’ annual and semiannual financial statements.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Funds’ ETF Shares and is incorporated by reference into (and thus legally a part of) this prospectus.
To obtain a free copy of the latest annual or semiannual reports, financial statements, or the SAI, or to request additional information about Vanguard ETF Shares, please visit https://vgi.vg/fund-literature or contact us as follows:
Telephone: 866-499-8473; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Funds are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Funds’ Investment Company Act file number: 811-07043
© 2025 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
P 3340 122025

December 19, 2025
Prospectus

Vanguard S&P 500 Value Index Fund
Vanguard S&P 500 Growth Index Fund
Institutional Shares
Vanguard S&P 500 Value Index Fund Institutional Shares (VSPVX)

Vanguard S&P 500 Growth Index Fund Institutional Shares (VSPGX)

This prospectus contains financial data for the Funds through the fiscal year ended August 31, 2025.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Vanguard S&P 500 Value Index Fund
Investment Objective
Vanguard S&P 500 Value Index Fund (the “Fund”) seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks in the United States.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell Institutional Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.05%
12b-1 Distribution Fee	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.05%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
1 Year	3 Years	5 Years	10 Years
$5	$16	$28	$64
1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs an indexing investment approach designed to track the performance of the S&P 500® Value Index (the “Target Index”), which represents the value companies of the S&P 500 Index, as determined by the Index Provider. The Target Index measures the performance of large-capitalization value companies in the United States. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the stocks that make up the Target Index. The Fund attempts to replicate the Target Index by investing all, or substantially all, of its assets in the stocks that make up the Target Index, holding each stock in approximately the same proportion as its weighting in the Target Index.

The Fund may become nondiversified, as defined under the Investment Company Act of 1940, solely as a result of tracking an index. This could occur due to events such as an index rebalance or market movement. A nondiversified fund may invest a greater percentage of its assets in the securities of particular issuers as compared with diversified funds. In addition, the Fund could become concentrated in an industry or group of industries if the Target Index becomes concentrated due to market conditions or the performance of a single or related group of issuers.
Principal Risks
As with any investment, an investment in the Fund could lose money over any time period. The Fund’s share price and total return may fluctuate, potentially within a wide range. The principal risks of investing in the Fund are summarized below. Each of the following risks could affect the Fund’s performance:
• General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors
2

that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
• Investing in Equity Markets. The Fund invests in the equity markets. Equity markets have historically been cyclical, having periods of time when stock values rise and fall. Market volatility can lead to significant fluctuations in stock values, resulting in potential losses to the Fund.
• Market Capitalization (Market Cap). Companies are generally classified into three types of market cap depending on their size: small-, mid-, and large-cap. Companies can be further classified into micro- or mega-cap. Different factors can affect each market cap uniquely, and historically small- and mid-cap stocks have typically been more volatile due to the effects of changing economic conditions. Large companies may not reach the same levels of growth or performance as smaller companies, and they may be slower to react to competitive challenges. The performance of funds that invest in a subset of market caps could diverge from the performance of a fund that is focused on a broader representation of the stock market.
• Value Investing. The Fund’s approach to value investing could cause it to underperform other stock funds that use a different investment style. The Fund’s investments in value stocks are subject to the risk that the stocks’ valuations do not improve at the anticipated rate or that their returns do not move in tandem with the returns of other investment styles or the broader stock market.
• Index Investing. The Fund is subject to risks associated with index investing. Because the Fund generally seeks to track the performance of the Target Index regardless of how the Target Index is performing, the Fund’s performance may be lower than it would be if it were actively managed. Although the Fund seeks to hold substantially all of the securities included in the Target Index, it may be unable to do so. In addition, the Fund could be prevented from holding one or more securities in the same proportion as in the Target Index. The performance of the Fund’s investments, in the aggregate, may not match the investment performance of the Target Index. This risk, known as tracking error risk, may be heightened during times of increased market volatility or under other unusual market conditions. The Fund also could be negatively impacted by changes to the Target Index made by the Index Provider or by errors made by the Index Provider. Any gains, losses, or costs associated with or resulting from an error made by the Index Provider will generally be borne by the Fund and, as a result, the Fund’s shareholders.
• Nondiversification. By tracking its broad-based Target Index, the Fund could become nondiversified, as defined under the Investment Company Act of 1940, due to events such as an index rebalance or market movement. The performance of nondiversified funds may be negatively impacted by relatively
3

few securities or even a single security and their shares may experience significant fluctuations in value.
• Concentration Risk. Except as may be necessary to approximate the composition of its Target Index, the Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries. If the Target Index becomes concentrated and the Fund needs to concentrate in the same industry or group of industries, its performance could be negatively impacted by the industry or industries in which it is concentrated.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table show the Fund’s historical performance and are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Institutional Shares compare with those of a broad-based securities market index and one or more additional indexes with similar investment characteristics as the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.
Annual Total Returns — Vanguard S&P 500 Value Index Fund Institutional Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2025, was 9.64%.
During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	14.46%	December 31, 2020
Lowest	-25.34%	March 31, 2020
4

Average Annual Total Returns for Periods Ended December 31, 2024
	1 Year	5 Years	Since Fund Inception	Fund Inception Date
Vanguard S&P 500 Value Index Fund Institutional Shares				03/03/2015
Return Before Taxes	12.22%	10.41%	10.02%
Return After Taxes on Distributions	11.64	9.83	9.40
Return After Taxes on Distributions and Sale of Fund Shares	7.62	8.15	8.06
S&P 500 Value Index (reflects no deduction for fees, expenses, or taxes)	12.29%	10.49%	10.09%
Dow Jones U.S. Total Stock Market Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	23.88	13.78	12.36
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
5

Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Managers
Kenny Narzikul, CFA, Portfolio Manager at Vanguard. He has co-managed the Fund since 2023.

Chris Nieves, CFA, Portfolio Manager at Vanguard. He has co-managed the Fund since February 2025.
Purchase and Sale of Fund Shares
If you invest directly with Vanguard, you may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). The minimum investment amount required to open a Fund account for Institutional Shares is generally $5 million. The minimum investment amount required to add to an existing Fund account is generally $1.

If you invest in Vanguard fund shares through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its advisor do not pay financial intermediaries for sales of Fund shares.
6

Vanguard S&P 500 Growth Index Fund
Investment Objective
Vanguard S&P 500 Growth Index Fund (the “Fund”) seeks to track the performance of a benchmark index that measures the investment return of large-capitalization growth stocks in the United States.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell Institutional Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.03%
12b-1 Distribution Fee	None
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.05%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
1 Year	3 Years	5 Years	10 Years
$5	$16	$28	$64
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Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs an indexing investment approach designed to track the performance of the S&P 500® Growth Index (the “Target Index”), which represents the growth companies of the S&P 500 Index, as determined by the Index Provider. The Target Index measures the performance of large-capitalization growth companies in the United States. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the stocks that make up the Target Index. The Fund attempts to replicate the Target Index by investing all, or substantially all, of its assets in the stocks that make up the Target Index, holding each stock in approximately the same proportion as its weighting in the Target Index.

The Fund may become nondiversified, as defined under the Investment Company Act of 1940, solely as a result of tracking an index. This could occur due to events such as an index rebalance or market movement. A nondiversified fund may invest a greater percentage of its assets in the securities of particular issuers as compared with diversified funds. In addition, the Fund could become concentrated in an industry or group of industries if the Target Index becomes concentrated due to market conditions or the performance of a single or related group of issuers.
Principal Risks
As with any investment, an investment in the Fund could lose money over any time period. The Fund’s share price and total return may fluctuate, potentially within a wide range. The principal risks of investing in the Fund are summarized below. Each of the following risks could affect the Fund’s performance:
• General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors
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that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
• Investing in Equity Markets. The Fund invests in the equity markets. Equity markets have historically been cyclical, having periods of time when stock values rise and fall. Market volatility can lead to significant fluctuations in stock values, resulting in potential losses to the Fund.
• Market Capitalization (Market Cap). Companies are generally classified into three types of market cap depending on their size: small-, mid-, and large-cap. Companies can be further classified into micro- or mega-cap. Different factors can affect each market cap uniquely, and historically small- and mid-cap stocks have typically been more volatile due to the effects of changing economic conditions. Large companies may not reach the same levels of growth or performance as smaller companies, and they may be slower to react to competitive challenges. The performance of funds that invest in a subset of market caps could diverge from the performance of a fund that is focused on a broader representation of the stock market.
• Growth Investing. The Fund’s approach to growth investing could cause it to underperform other stock funds that use a different investment style. Growth stocks typically produce lower yields because growth companies prefer to reinvest earnings into research and development to promote growth and increase profitability. Research and development can be expensive and may not always produce favorable results, which could harm a company’s performance relative to the broader market.
• Index Investing. The Fund is subject to risks associated with index investing. Because the Fund generally seeks to track the performance of the Target Index regardless of how the Target Index is performing, the Fund’s performance may be lower than it would be if it were actively managed. Although the Fund seeks to hold substantially all of the securities included in the Target Index, it may be unable to do so. In addition, the Fund could be prevented from holding one or more securities in the same proportion as in the Target Index. The performance of the Fund’s investments, in the aggregate, may not match the investment performance of the Target Index. This risk, known as tracking error risk, may be heightened during times of increased market volatility or under other unusual market conditions. The Fund also could be negatively impacted by changes to the Target Index made by the Index Provider or by errors made by the Index Provider. Any gains, losses, or costs associated with or resulting from an error made by the Index Provider will generally be borne by the Fund and, as a result, the Fund’s shareholders.
• Nondiversification. By tracking its broad-based Target Index, the Fund could become nondiversified, as defined under the Investment Company Act of 1940, due to events such as an index rebalance or market movement. The performance of nondiversified funds may be negatively impacted by relatively
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few securities or even a single security and their shares may experience significant fluctuations in value.
• Concentration Risk. Except as may be necessary to approximate the composition of its Target Index, the Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries. If the Target Index becomes concentrated and the Fund needs to concentrate in the same industry or group of industries, its performance could be negatively impacted by the industry or industries in which it is concentrated.
• Information Technology Sector. As of the Fund’s most recent fiscal year end, stocks of companies within the information technology sector made up a significant portion of the Target Index. As a result, the performance of the Target Index, and therefore the performance of the Fund, may be impacted by the general condition of the information technology sector.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table show the Fund’s historical performance and are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Institutional Shares compare with those of a broad-based securities market index and one or more additional indexes with similar investment characteristics as the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.
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Annual Total Returns — Vanguard S&P 500 Growth Index Fund Institutional Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2025, was 19.48%.
During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	26.22%	June 30, 2020
Lowest	-20.83%	June 30, 2022
Average Annual Total Returns for Periods Ended December 31, 2024
	1 Year	5 Years	Since Fund Inception	Fund Inception Date
Vanguard S&P 500 Growth Index Fund Institutional Shares				04/05/2019
Return Before Taxes	35.95%	17.00%	16.96%
Return After Taxes on Distributions	35.77	16.75	16.71
Return After Taxes on Distributions and Sale of Fund Shares	21.39	13.72	13.82
S&P 500 Growth Index (reflects no deduction for fees, expenses, or taxes)	36.07%	17.09%	17.05%
Dow Jones U.S. Total Stock Market Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	23.88	13.78	14.20
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return
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After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Managers
Kenny Narzikul, CFA, Portfolio Manager at Vanguard. He has co-managed the Fund since 2023.

Chris Nieves, CFA, Portfolio Manager at Vanguard. He has co-managed the Fund since February 2025.
Purchase and Sale of Fund Shares
If you invest directly with Vanguard, you may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). The minimum investment amount required to open a Fund account for Institutional Shares is generally $5 million. The minimum investment amount required to add to an existing Fund account is generally $1.

If you invest in Vanguard fund shares through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its advisor do not pay financial intermediaries for sales of Fund shares.
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More on the Funds
This prospectus provides information about the following Vanguard funds (each, a “Fund,” and collectively, the “Funds”):
• Vanguard S&P 500 Value Index Fund
• Vanguard S&P 500 Growth Index Fund
Each Fund is a series of Vanguard Admiral Funds® (the “Trust”). Reading this prospectus will help you decide whether a Fund is the right investment for you.
As you consider an investment in a Fund, you should take into account your tolerance for fluctuations in the securities markets. The costs of investing are another important consideration. As a Fund shareholder, you will pay a proportionate share of the costs of operating a Fund and any transaction costs incurred when a Fund buys or sells securities, including costs generated by shareholders of other share classes to the extent a Fund offers more than one share class. These costs can erode a substantial portion of the gross income or the capital appreciation a Fund achieves. Even seemingly small differences can, over time, have a dramatic effect on a Fund’s performance.
Investment Objectives and More on Principal Investment Strategies
In this section, you will find more information about each Fund’s investment objective and the principal investment strategies and policies that each Fund uses in pursuit of its investment objective. The Trust’s board of trustees (the “Board”) oversees each Fund’s management. The Board may approve changes to a Fund’s strategies or policies in the interest of shareholders without shareholder approval unless the strategy or policy is designated as fundamental.
Investment Objectives
The Funds’ investment objectives are as follows:
• Vanguard S&P 500 Value Index Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks in the United States.
• Vanguard S&P 500 Growth Index Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization growth stocks in the United States.
Each Fund’s investment objective is not fundamental and may be changed without shareholder approval.
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Implementation of Investment Objectives
To achieve its investment objective, each Fund employs an indexing, or passive, investment approach designed to track the performance of its Target Index (each a “Target Index,” and collectively, the “Target Indexes”):

• Vanguard S&P 500 Value Index Fund’s Target Index is the S&P 500 Value Index
• Vanguard S&P 500 Growth Index Fund’s Target Index is the S&P 500 Growth Index
What are Index Funds?
Index funds attempt to track—not outperform—the performance of a specified market index. An index is a group of securities whose overall performance is used as a standard to measure the investment
performance of a particular market. Some indexes represent entire markets, such as the U.S. stock market, while others cover a segment of a market, such as short-term bonds.

One cannot invest directly in an index. Instead, an index fund’s advisor will typically seek to hold all, or substantially all, of the securities that make up the fund’s target index (often referred to as “replicating” an index or a “full replication” approach) or a representative sample of the securities that make up a fund’s target index (“sampling” an index).

Under normal circumstances, each Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the stocks that make up the Target Index. Investments in derivatives may be counted toward a Fund’s 80% policy to the extent that they provide investment exposure to the securities included within the policy or to one or more market risk factors associated with such securities. Each Fund may change its 80% policy only upon 60 days’ notice to shareholders.
Each Fund may become nondiversified, as defined under the Investment Company Act of 1940, solely as a result of tracking an index. This could occur due to events such as an index rebalance or market movement. A nondiversified fund may invest a greater percentage of its assets in the securities of particular issuers as compared with diversified funds. A fund becomes nondiversified if, with respect to 75% of its total assets, the fund: (1) purchases more than 10% of the outstanding voting securities of any one issuer, or (2) purchases securities of any issuer when, as a result, more than 5% of the fund’s total assets are invested in that issuer’s securities.The Funds may become nondiversified without shareholder approval pursuant to SEC relief.
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In addition, each Fund could become concentrated in an industry or group of industries if its Target Index becomes concentrated due to market conditions or the performance of a single or related group of issuers.
Security Selection
Each Fund uses the replication method of indexing, meaning that a Fund generally holds the same stocks as those in its Target Index and in approximately the same proportions. The advisor buys and sells securities for a Fund for the purpose of tracking the Target Index.
Vanguard S&P 500 Value Index Fund. The Fund tracks the performance of the S&P 500 Value Index, a modified market cap-weighted index. The Fund’s Target Index is made up of constituents from a corresponding index (S&P 500 Index) that are classified as value stocks. The Fund’s Target Index is rebalanced annually in December, with quarterly reviews in March, June, and September. As of August 31, 2025, the number of stocks (constituents) in the Fund’s Target Index was 397. The constituents are reviewed for inclusion by the Index Provider and are likely to change over time.
Vanguard S&P 500 Growth Index Fund. The Fund tracks the performance of the S&P 500 Growth Index, a modified market cap-weighted index. The Fund’s Target Index is made up of constituents from a corresponding index (S&P 500 Index) that are classified as growth stocks. The Fund’s Target Index is rebalanced annually in December, with quarterly reviews in March, June, and September. As of August 31, 2025, the number of stocks (constituents) in the Fund’s Target Index was 213. The constituents are reviewed for inclusion by the Index Provider and are likely to change over time.
The Target Indexes are owned, calculated, and controlled by the Index Provider in its sole discretion. Neither the advisor nor any of its affiliates has discretion to select Target Index components or change a Target Index’s methodology.
Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company’s outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there is no “official” definition of each type of small-cap, mid-cap, or large-cap and that market capitalization ranges can change over time.
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A fund’s median market capitalization, which is the midpoint of the market capitalization of the fund’s stocks weighted by the proportion of the fund’s assets invested in each stock, can be used as an indicator of the size of the companies in which it invests. Stocks representing half of a fund’s assets will have market capitalizations above the median, and the rest will fall below it. As of August 31, 2025, the asset-weighted median market capitalization of each Fund’s stock holdings was:
Vanguard Fund	Asset-Weighted Median Market Capitalization
Vanguard S&P 500 Growth Index Fund	$1.1 trillion
Vanguard S&P 500 Value Index Fund	$177 billion
Additional Information Regarding the Funds’ Investments
The Funds’ investments are described in more detail below.
• Large-Cap Stocks represent the largest publicly traded companies, which are often well-established and widely recognized. These companies typically have significant market share, global reach, and a history of financial stability. While they may not offer as much growth potential as smaller companies, they are generally considered more resilient during economic downturns but still not immune from a decrease in price.
• Growth Stocks typically represent companies that are expected to deliver above-average increases in revenue, earnings, cash flow, or other similar criteria. These stocks typically reinvest profits into the business rather than paying dividends, which results in low or no dividend yields. Growth stocks often trade at higher valuations relative to financial metrics like price-to-earnings or book value, as their prices are largely based on projections of future performance.
• Value Stocks typically represent companies that appear to be undervalued based on financial metrics like price-to-earnings or book value. These stocks are often priced lower relative to their fundamentals, which may reflect temporary challenges, such as recent earnings or negative market sentiment, rather than long-term issues. Value stocks typically offer higher dividend yields than other types of stocks, which can make them attractive to investors seeking income as well as potential price appreciation.
More on Fund Risks
Investing in the securities markets can result in a loss of principal. Each Fund is subject to a variety of risks, including the principal risks listed below, that can impact its net asset value (NAV), performance, and ability to achieve its investment objective.

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More on Principal Risks
General Market Risk. The markets in which the Funds invest can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Funds’ investments, thereby resulting in potential losses to the Funds over short or long periods.
Investing in Equity Markets. The Funds invest in the equity markets. Equity markets have historically been cyclical, having periods of time when stock values rise and fall. These periods of rising and falling values can occur for unpredictable timeframes over the short- and long-term. Market volatility also is unpredictable and can lead to significant fluctuations in stock values, resulting in potential losses to the Funds.
Market Capitalization (Market Cap) — Large-Cap Companies. Large-cap companies are typically more well-established, well-known, and mature companies from an operational perspective than smaller cap companies. Because of this, they may not reach the same levels of growth or performance as smaller cap companies, and they may be slower to react to competitive challenges. The Funds’ focus on large-cap companies could affect their performance relative to a fund that is focused on a broader representation of the stock market.
Growth Investing (Applies to Vanguard S&P 500 Growth Index Fund). Companies and their stock are often classified as growth or value. Growth investing and value investing are two investment styles used by advisors. Under certain market conditions these investment styles may perform differently, generating varying returns. The Fund’s approach to growth investing could cause it to underperform other stock funds that use a different investment style. Growth stocks typically produce lower yields because growth companies prefer to reinvest earnings into research and development to promote growth and increase profitability. Research and development can be expensive and may not always produce favorable results, which could harm a company’s performance relative to the broader market.
Value Investing (Applies to Vanguard S&P 500 Value Index Fund). Companies and their stock are often classified as growth or value. Growth investing and value investing are two investment styles used by advisors. Under certain market conditions these investment styles may perform differently, generating varying returns. The Fund’s approach to value investing could cause it to
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underperform other stock funds that use a different investment style. The Fund’s investments in value stocks are subject to the risk that the stocks’ valuations do not improve at the anticipated rate or that their returns do not move in tandem with the returns of other investment styles or the broader stock market.
Index Investing. Each Fund is subject to the following risks associated with index investing:
Passive Management. Each Fund seeks to track the performance of its Target Index regardless of how the Target Index is performing. The advisor’s use of an indexing, or passive, approach to select and maintain investments for each Fund means that the advisor will select investments for the purpose of tracking the Target Index and generally will not use strategies to reduce negative impacts to the Fund during periods of market volatility. As a result, a Fund’s performance may be lower than it would be if it were actively managed.
Index Replication Strategy. Although each Fund seeks to hold substantially all of the securities included in its Target Index, it may be unable to do so. In addition, a Fund could be prevented from holding one or more of the securities in the same proportion as in the Target Index.
Tracking Error. The performance of a Fund’s investments, in the aggregate, may not match the investment performance of its Target Index. It is important to understand that an index fund will never perform exactly the same as its target index because, among other things, an index fund has operating expenses and transaction costs and its target index does not. Beyond these inherent differences in the operation of an index fund versus the operation of its target index, there are a variety of other factors that can cause or result in tracking error.These may include, but are not limited to:
○
Price differences between the securities held by the index fund and those included in its target index
○
Cash flows into or out of the index fund
○
The size of the index fund
○
Compliance with new or existing regulatory requirements
○
Portfolio transactions carried out by the index fund’s advisor to minimize the distribution of capital gains
○
Changes to the underlying securities that make up the target index
○
Errors made by the provider of the target index
Tracking error risk may be heightened during times of increased market volatility or under other unusual market conditions. An index fund using a sampling strategy may be more likely to experience tracking error than an index fund using a replicating strategy.
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Index Provider. Each Fund is subject to risks associated with its Index Provider. The securities that make up a Target Index and their weighting in the Target Index are determined by the Index Provider. The Index Provider does not provide any warranty or accept any liability with respect to the quality, accuracy, or completeness of the Target Index or any data used to compile the Target Index. Under normal circumstances, the Index Provider rebalances (updates) the Target Index on a regular schedule. However, the Index Provider may also rebalance the Target Index outside of the regular schedule or delay or cancel a scheduled rebalance, which could result in added costs for a Fund or cause a Fund to experience tracking error. The Index Provider may make errors, and it is possible that such errors may not be identified by the Index Provider for a period of time or at all. Any gains, losses, or costs associated with or resulting from an error made by the Index Provider will generally be borne by a Fund and, as a result, a Fund’s shareholders. A Fund’s advisor does not provide any warranty or guarantee against any errors made by the Index Provider.
Nondiversification. By tracking its broad-based Target Index, the Funds could become nondiversified, as defined under the Investment Company Act of 1940. Nondiversified funds invest a greater percentage of their assets in a small number of issuers than diversified funds, their performance may be negatively impacted by relatively few securities or even a single security, and their shares may experience significant fluctuations in value.
Concentration Risk. Except as may be necessary to approximate the composition of its Target Index, each Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries. However, it is possible that a Target Index could become concentrated due to market conditions or the performance of a single or related group of issuers. If a Target Index becomes concentrated and a Fund needs to concentrate in the same industry or group of industries, its performance could be negatively impacted by the industry or industries in which it is concentrated.
Information Technology Sector (Applies to Vanguard S&P 500 Growth Index Fund). As of the Fund’s most recent fiscal year end, stocks of companies within the information technology sector made up a significant portion of the Target Index. As a result, the performance of the Target Index, and therefore the performance of the Fund, may be impacted by the general condition of the information technology sector. Companies in the information technology sector can be negatively affected by products becoming obsolete due to increased competition or short product life cycles, changing consumer preference, and/or expiring intellectual property rights, government scrutiny, changing regulations, and legal actions.
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Additional Risks
Geopolitical and Sanctions Risk. Due to growing dependencies between global economies, geopolitical events can negatively affect all securities, markets, and economies. It is possible that events which only impact one geographic area could have negative short- or long-term effects on markets, issuers, and/or exchanges in the United States and other countries.
At times, the United States, other governments, or other supranational bodies (e.g., the United Nations) may impose sanctions on countries and/or entities in response to geopolitical events or other priorities. Compliance with sanctions could impact the Funds, including the Funds’ abilities to transact in or obtain exposure to certain foreign securities and assets. Sanctions also could cause significant losses to the Funds’ investments and their performance could be negatively impacted. In lieu of sanctions, companies or specific goods that the company produces could be subjected to trade embargoes or tariffs, which can also affect securities markets and create volatility. So long as sanctions do not prohibit investment in the company or issuer, the Funds typically also would not be prohibited from investing in the affected company or issuer.
Potential Redemption Activity Impacts. The Vanguard funds can be negatively impacted by certain large redemptions. These redemptions could occur due to a single shareholder or multiple shareholders deciding to sell a large quantity of shares of a fund or a share class of the fund. Large redemptions can occur for many reasons, either as a result of actions taken by the Vanguard funds or their advisors, or as a result of events unrelated to actions taken by the Vanguard funds or their advisors. Actions taken by the Vanguard funds or their advisors could include, but are not limited to, changes to a fund’s advisor(s), changes to a fund’s portfolio manager(s), changes to the composition of a fund’s portfolio, and/or other product changes or launches that, for example, result in shareholders redeeming shares of one fund to purchase shares of another fund or investment vehicle. For a fund of funds, actions taken by the Vanguard funds or their advisors could include a withdrawal from an underlying fund or a change in the allocation to underlying funds. Events unrelated to actions taken by the Vanguard funds or their advisors could include shareholders selling out of a fund in response to market movements or regulatory changes.
A large redemption could adversely affect a fund’s liquidity and NAV. For example, a large redemption could require a fund’s manager to sell portfolio holdings at unplanned or inopportune times. The manager’s sale of these holdings, which is a taxable event, could require the fund to distribute any corresponding capital gains or other taxable income to the fund’s remaining shareholders; see Dividends, Distributions, and Taxes in the Investing in Vanguard Funds section for additional information. The increased trading activity could also increase underlying costs for the fund due to commissions paid by the fund. When large redemptions occur, the Vanguard funds reserve
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the right to pay all or part of the redemptions in-kind and/or delay payment of the redemption proceeds for up to seven calendar days; see “Methods Used to Meet Redemption Requests” under Purchase, Redemption, and Exchange of Fund Shares in the Investing in Vanguard Funds section.
Investing in Derivatives. Investing in derivatives may present risks different from, and/or greater than, those associated with investing directly in stocks, bonds, or other types of investments. Derivatives could expose a Fund to increased volatility and/or significant loss. Certain derivatives have an inherent leverage component, providing the Fund exposure to a sizable position in an underlying asset with a relatively small upfront investment at the time the Fund enters into the derivatives position. For these derivatives, an adverse change in the value or price of the underlying asset could result in a loss substantially greater than the amount invested in the derivative itself. Some derivatives require the Fund to enter into a contract with a counterparty. If the counterparty is unable or unwilling to fulfill its contractual obligation, the Fund may experience a loss. A liquid market may not always exist for the Fund’s derivatives positions. The Fund may be unable to sell or otherwise exit its derivatives position at desired times or prices, which could also result in a loss to the Fund. Some derivatives, particularly OTC derivatives, can be complex and often are valued subjectively. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund.
Derivatives may not perform as intended, which may result in losses to the Fund. For example, derivatives used for hedging or as a substitute for a portfolio instrument may not provide the expected benefits, particularly during adverse market conditions. The use of derivatives is also subject to legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty, and operational risk, which includes documentation or settlement issues, system failures, inadequate controls, and human error.
Ownership Limitations Risk. As the Vanguard funds continue to grow, they may be increasingly impacted by ownership limitations that apply to certain securities held by the Vanguard funds (“limited securities”). An ownership limitation restricts the amount of a security that funds within the same fund complex or funds advised by the same investment advisor can own. These limitations may apply even where an external manager or different affiliate of Vanguard provides investment advisory services to a fund. Ownership limitations restrict the amount that funds can invest in certain securities, due to either regulatory limits that apply to certain industries (for example, banking and utilities) or mechanisms that some issuers have in place to deter takeover attempts (for example, poison pills). These restrictions can have negative
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impacts on funds, including the inability of an index fund to track its index, the inability of a fund to meet its investment objectives, negative performance impacts, and unanticipated tax consequences. The impact of a particular ownership limitation on a Vanguard fund will vary based on several factors, including, but not limited to, a fund’s investment strategy and its current and desired exposure to limited securities, the industry to which the limitation applies, the country or region of a particular issuer, and the regulatory body imposing the limitation. In addition to the impacts of specific ownership limitations, the Vanguard funds are also subject to the risk of multiple ownership limitations applying at one time, which could increase the likelihood of a fund experiencing the negative impacts listed above. The Vanguard funds attempt to mitigate the impacts of ownership limitations through the various methods discussed below in “Methods to address ownership limitations.” However, it is possible that these methods will be unsuccessful and could also expose the Vanguard funds to other potential risks and negative consequences.
Impacts of Ownership Limitations. When an ownership limitation applies, the Vanguard funds may need to allocate ownership of impacted securities across impacted Vanguard funds, and a Vanguard fund may not be able to buy additional securities or continue to hold existing securities above its allocated amounts. For index funds, this can result in tracking error if a fund cannot buy or hold the securities it needs in order to replicate or sample its target index. For active funds, this can result in a fund not being able to take advantage of favorable opportunities to invest in securities that are subject to limitations. For both index and active funds, the inability to buy or hold securities could prevent a fund from being able to meet its investment objective or invest in accordance with its investment strategy, and/or could negatively impact the fund’s performance. In addition, the steps taken to address ownership limitations could result in additional costs and/or unanticipated tax consequences to a fund that affect the amount, timing, and character of distributions to the fund’s shareholders. The more assets the Vanguard funds hold, the more likely it is that ownership limitations will negatively impact Vanguard funds because they will not be able to purchase additional shares of limited securities above their allocated amounts in order to fully invest their assets in accordance with their investment strategies.
Methods to Address Ownership Limitations. The Vanguard funds try to manage the negative impacts of these ownership limitations on the Vanguard funds by seeking permission (relief) from regulators and/or issuers to purchase or hold more securities than the amount allowed by ownership limitations. However, it is not always possible to secure relief and such relief could be revoked if the Vanguard funds are unable to satisfy the applicable conditions, or if the regulator or issuer changes its position or policy or if the applicable legal requirements become more restrictive. There is an increasing amount of uncertainty around how much ownership limitations relief regulators will grant to asset managers like Vanguard. Given this uncertainty, there is no guarantee
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that Vanguard or the Vanguard funds will be able to maintain their existing relief or obtain additional relief from ownership limitations in the future. A regulator may impose certain conditions on the Vanguard funds in connection with granting relief from an ownership limitation, including, for example, that the funds vote in a certain way with respect to shares of the limited security that the Vanguard funds hold in excess of the ownership limitation.
In addition, the relief upon which Vanguard and the Vanguard funds currently rely, which has allowed Vanguard to exceed certain ownership limitations, could be reduced or revoked, forcing the Vanguard funds to sell down one or more securities to comply with the ownership limitations. If a fund has to sell securities, there could be negative impacts to fund performance as well as unanticipated tax consequences that could impact the amount, timing, and character of distributions to the fund’s shareholders.
When a Vanguard fund cannot buy or hold securities directly due to ownership limitations, the fund will typically try to get indirect exposure to impacted securities. The fund does this so that it can replicate as closely as possible the returns the fund would get if it directly owned the impacted securities. Indirect exposure can be accomplished through the use of derivatives, such as total return swaps, or by investing in wholly owned subsidiaries that hold the impacted securities. Both of these methods of obtaining indirect exposure increase fund costs, and, depending on the extent to which these alternatives are used by a fund to avoid exceeding ownership limits, the added costs could have a negative impact on the fund’s performance. With respect to an index fund, these added costs could also result in tracking error relative to the fund’s target index. The risks associated with derivatives use are discussed in more detail elsewhere in the prospectus.
There is no guarantee that laws and regulations always will allow that indirect exposure to limited securities may be omitted for purposes of determining the Vanguard funds’ exposure to limited securities and compliance with the applicable ownership limitations. In such circumstances, the Vanguard funds could not use these techniques and would be required to sell down the indirect and/or direct holdings in the applicable limited securities.
Other Investment Policies
In addition to employing its principal investment strategies, each Fund may use the following other investment strategies and types of investments in order to achieve its investment objective.
Substitute Index
Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the provider
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of its Target Index is terminated, or for any other reason determined in good faith by the Board. In any such instance, the substitute index would represent the same market segment as the Target Index.
Foreign Securities
Each Fund has the ability to invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up its Target Index. It is not expected that any Fund will invest more than 5% of its assets in foreign securities.
Other Types of Investments
Each Fund may invest in derivatives such as total return swaps, equity futures, or other derivatives. In general, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Each Fund attempts to remain fully invested in stocks in order to track its Target Index as closely as possible; however, to help stay fully invested and to reduce transaction costs, each Fund may invest in derivatives. Each Fund may use derivatives to obtain exposure to a stock, a basket of stocks, or an index. Derivatives may also be used as an alternate means to obtain economic exposure if a Fund is required to limit its investment in a particular issuer or industry. The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
Cash Management
Each Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are used as cash management vehicles for the Vanguard funds. When investing in a CMT Fund, each Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.
Temporary Defensive Measures
Each Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund’s best interest, so long as the strategy or policy employed is consistent with the Fund’s investment objective. For instance, a Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s investment objective when those instruments are favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately. A Fund may also invest beyond its normal limits in derivatives as an alternate means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry.
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Portfolio Holdings
Please consult the Funds' Statement of Additional Information or Vanguard’s website for a description of the policies and procedures that govern disclosure of each Fund’s portfolio holdings.
Management and Distribution of the Funds
Each Fund is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
How is Vanguard’s Corporate Structure Unique?
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor
The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Equity Index Group. As of August 31, 2025, Vanguard served as advisor for approximately $9.3 trillion in assets. Vanguard provides investment advisory services to the Funds pursuant to the Funds’ Service Agreement and subject to the supervision and oversight of the trustees and officers of the Funds.
For the fiscal year ended August 31, 2025, the advisory expenses represented an effective annual rate of less than 0.01% of each Fund’s average net assets.
Although each Fund is managed solely by Vanguard, each Fund reserves the right to utilize a multimanager approach in the future. Under the terms of an SEC exemption, the Board may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in a Fund’s advisory arrangements will be communicated to shareholders in writing. As the Funds’ sponsor and overall manager, Vanguard may provide investment
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advisory services to a Fund at any time. Vanguard may also recommend to the Board that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Funds have filed an application seeking an SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Funds may rely on the new SEC relief.
For a discussion of why the Board approved each Fund’s investment advisory arrangement, see the Financial Statements and Other Information covering the fiscal period ended February 28.
The managers primarily responsible for the day-to-day management of the Funds are:
Kenny Narzikul, CFA, Portfolio Manager at Vanguard. He has been with Vanguard since 2012, has worked in investment management since 2016, has managed investment portfolios since 2023, and has co-managed the Funds since 2023. Education: B.B.A., James Madison University.

Chris Nieves, CFA, Portfolio Manager at Vanguard. He has worked in investment management since 2013, has been with Vanguard since 2017, and has co-managed the Funds since February 2025. Education: B.A., Cornell University; MEng., Cornell University.
The Funds' Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Funds.
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Investing in Vanguard Funds
In this section, you will find information regarding buying and selling Vanguard fund shares. Vanguard reserves the right to change the policies in this section without notice. Please call or visit our website for current information. See Contacting Vanguard.
The availability of certain Vanguard fund share classes and/or shareholder services described in this prospectus will depend on the policies and procedures of the different accounts or investment products through which you hold your Vanguard fund shares. Vanguard fund shares can be held indirectly through financial intermediaries, or through investment products that use the funds as underlying investments such as employer-sponsored retirement or savings plans. In certain circumstances, Vanguard fund shares can be held directly with Vanguard.
If you hold Vanguard fund shares through accounts maintained by a financial intermediary, such as your securities dealer, broker, investment advisor, bank, other financial institution, including shares held in a brokerage account with Vanguard Brokerage Services®, or through an investment product such as an employer-sponsored retirement or savings plan, please consult your financial intermediary to determine which share classes are available to you and to learn about other rules that apply to your accounts. Your financial intermediary may impose rules that differ from, and/or charge a transaction or other fee in addition to, those described in this prospectus. Please consult your financial intermediary for details. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Vanguard fund as an investment option.
If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to investing directly with Vanguard. Vanguard reserves the right, upon reasonable notice, to discontinue the ability to hold Vanguard fund shares directly with Vanguard for any or all investors and/or to transfer such shares to an affiliate or other financial institution. For more information regarding your account and the shareholder services offered through your account, you may contact Vanguard by phone, by mail, or through our website. See Contacting Vanguard.
For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same
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fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.
Share Classes and Converting Shares
Share Class Overview
Each Vanguard fund may offer one or more share classes. If a Vanguard fund offers multiple share classes, each share class has the same investment objective, strategies, and policies. However, because different share classes can have different expenses, their investment returns may differ. Vanguard and the Funds have received an exemptive order from the SEC that permits the Funds to offer conventional mutual fund shares and ETF shares. This prospectus offers the Funds’ conventional mutual fund shares.
The following share classes are offered by each Fund:
• Institutional Shares, which generally require a minimum initial investment of $5 million.
• ETF Shares, which are an exchange-traded class of shares issued by each Fund.
You generally need a minimum of $1 to add to an existing account.
Additional eligibility requirements other than investment minimums may also apply to each share class. Investment minimums may differ for certain categories of accounts or investors. Certain types of accounts may meet the investment minimum for certain share classes by aggregating separate accounts within the same fund.
Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including changing the types of clients who are eligible to purchase each share class, increasing or decreasing the minimum amount required to open, convert shares to, or maintain a fund account, or increasing or decreasing the minimum amount required to add to an existing fund account.
Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them.
Accounts Held Through Financial Intermediaries. If you hold shares through a financial intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), your financial intermediary may have different policies regarding the availability of certain share classes from those described above. You should consult your financial intermediary to consider your options, including your eligibility for the share classes described above.
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Share Class Conversions
When a share class conversion occurs, you receive shares of one share class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the total dollar value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the net asset values (“NAVs”) of the two share classes. A conversion between share classes of the same fund is a nontaxable event.
Conversions to ETF Shares. Owners of certain conventional shares (i.e., not exchange-traded) issued by a Vanguard fund may be eligible to convert those shares to ETF Shares (if available) of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert conventional shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares by a shareholder. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.
ETF Shares must be held in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services® or with any other brokerage firm.
Vanguard Brokerage Services® does not impose a fee on conversions from Vanguard conventional shares to Vanguard ETF Shares. However, other financial intermediaries may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit, temporarily suspend, or terminate the conversion privilege. For additional information on converting conventional shares to ETF Shares, please contact Vanguard to obtain a prospectus for ETF Shares. See Contacting Vanguard.
Accounts Held Through Financial Intermediaries. If you hold shares through a financial intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), your financial intermediary may have different rules regarding conversion. You should consult with your financial intermediary to learn about the rules and to determine whether you are eligible to convert your shares.
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Pricing of Fund Shares
When you purchase shares, you pay the share price, also known as the NAV, plus any applicable purchase fee. Your shares are also redeemed at the NAV, minus any applicable redemption fee. The share price for your transaction is the next one calculated after your purchase or redemption order is received in good order. NAV is typically calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event generally shall also serve as the conclusion of the trading day. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Vanguard funds do not sell or redeem shares. However, on those days the value of a fund’s assets may be affected to the extent that the fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
If a fund only has one share class, the NAV per share is computed by dividing the total assets, minus liabilities, of a fund by the number of fund shares outstanding. If a fund has more than one share class, each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of fund shares outstanding for that class. The value of securities and other investments held by the Vanguard funds is determined pursuant to the valuation policies and procedures adopted by the Vanguard funds’ board of trustees. Vanguard has been designated as the valuation designee for the Vanguard funds pursuant to Rule 2a-5 under the Investment Company Act of 1940, subject to oversight by the Vanguard funds’ board of trustees.
Securities for which market quotations are readily available are valued at their market value, based on quotations provided by independent third-party pricing sources. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices, from the principal exchange or market on which they are traded. A fund’s investments in any mutual fund shares, including institutional money market fund shares, are valued at the NAVs of the mutual fund shares. A fund’s investments in any ETF shares or closed-end fund shares are valued at the market value of those shares.
When the market quotations are not readily available or do not accurately reflect the value of a security or other investment, such security or other investment is priced at fair value, generally based on information provided by independent third-party pricing services, in accordance with the valuation policies and procedures adopted by the Vanguard funds’ board of trustees. Fair
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value represents a good faith determination of the value of a fund’s investments. The fair value of a security or other investment is the amount that the owner might reasonably expect to receive upon the current sale of the security or other investment. Fair-value pricing may require subjective determinations. It is possible that the price determined through fair-value pricing may differ from the price quoted or published by other sources and may not be the price at which those investments could have been sold during the period in which the fair value was used.
Fair-value pricing may be used in a variety of circumstances. For example, it may be used if the value of a security or other investment has been materially affected by events occurring after the close of the principal exchange or market on which the security is traded but before the funds’ NAV is calculated. These events might be company-specific (e.g., earnings report, merger announcement), country-specific (e.g., significant price movements in U.S. or a foreign market), or regional/global events (e.g., natural disaster, economic or political news, interest rate change, act of terrorism). These events could affect a single security or a large number of securities in a particular market, and it most commonly occurs with foreign portfolio holdings because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the value of the foreign portfolio holdings may occur between the close of the foreign market and the time a fund’s NAV is calculated. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE.
In addition, fair-value pricing may be used if trading in a security is halted and does not resume before a fund’s pricing time, a security does not trade in the course of a day and a fund holds enough of the security that its price could affect the NAV, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available.
Fixed income securities are generally valued based on information furnished by independent pricing services and are priced at fair value. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Failures by third-party pricing services to carry out their obligations to the Vanguard funds (e.g., any errors in the data provided by third-party pricing services) could result in delays in the calculation of the funds’ NAVs and/or the inability to calculate the NAVs over extended time periods. The funds may be unable to recover any losses associated with such failures.
Vanguard fund share prices are published daily on our website.
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Purchase, Redemption, and Exchange of Fund Shares
How to Purchase, Redeem, and Exchange Shares
If you hold Vanguard fund shares through a financial intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), you should contact your financial intermediary to purchase, redeem, or exchange shares. Depending on the policies and procedures of your financial intermediary, the procedures and rules by which you open an account and/or purchase, redeem, and exchange shares may differ from the procedures and rules discussed below.
If you hold shares directly with Vanguard, please see the information below regarding purchasing, redeeming, and exchanging your shares.
How to Initiate a Purchase, Redemption, or Exchange Request
• Online or by telephone. You may open certain types of accounts, request a purchase, redemption, or exchange of your shares online through our website (if you are registered for online access), or by calling Vanguard. See Contacting Vanguard.
• By Mail. You may also send Vanguard your account registration form and check to open certain types of accounts. To add to an existing account, you may send your check with a purchase form. You may also send a form (available online) to Vanguard by mail to redeem from a fund account.
How to Pay for a Purchase
• By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on a Vanguard account, you must designate the bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan), if eligible, or upon request.
• By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.
• By check. You may make initial or additional purchases to your fund account by sending a check with a purchase form. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard—XX). For a list of Fund numbers (for share classes in this prospectus), see Additional Information. All purchase checks must be written in U.S. dollars, drawn on a U.S. bank, and accompanied by good order instructions. Vanguard does not accept cash, traveler’s checks,
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starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.
• By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund.
How to Receive Redemption Proceeds
• By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on a Vanguard account, you must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan), if eligible, or upon request.
• By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form.
• By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund.
• By check. You may have the proceeds of a fund redemption sent via check directly to you at the mailing address you have on file.
At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.
Other Rules You Should Know
Responsibility for Fraud. You should take precautions to protect yourself from fraud. Keep your account-related information private, and review any account confirmations, statements, or other information that we provide to you as soon as you receive them. Let us know immediately if you discover unauthorized activity or see something on your account that you do not understand or that looks unusual. Vanguard will not be responsible for losses that result from transactions by a person who we reasonably believe is authorized to act on your account.
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Wire Fee. Please note that Vanguard charges a $10 wire fee for outgoing wire redemptions. The fee is assessed in addition to, rather than being withheld from, redemption proceeds and is paid directly to the fund in which you invest. For example, if you redeem $100 via a wire, you will receive the full $100, and the $10 fee will be assessed to your fund account through an additional redemption of fund shares. If you redeem your entire fund account, your redemption proceeds will be reduced by the amount of the fee. The wire fee may not apply to certain types of accounts. Please call or visit our website for more information on how the wire fee is charged.
No Cancellation. Vanguard will not accept your request to cancel any purchase, redemption or exchange request once processing has begun, so please be careful when placing a transaction request.
New Accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.
Vanguard.com Registration. If you are a registered user of vanguard.com, you can review your account holdings; purchase, redeem, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.
Proof of a Caller’s Authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:
○
Authorization to act on the account (as the account owner or by legal documentation or other means).
○
Account registration and address.
○
Fund name and account number, if applicable.
○
Other information relating to the caller, the account owner, or the account.
Unusual Circumstances. If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request on a Vanguard form by regular or express mail.
Documentation for Certain Accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.
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Recently Purchased Shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund in an account with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.
Address Change. If you change your address online or by telephone, there may be up to a 14-day restriction (starting on the business day after your address is changed) on your ability to request check redemptions online and by telephone. You can request a redemption in writing (using a form available online) at any time. Confirmations of address changes are sent to both the old and new addresses.
Future Trade-Date Requests. Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as described in Trade Date. Vanguard reserves the right to return future-dated purchase checks.
Uncashed Checks. Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.
Invalid Addresses. If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions back to the fund from which the distribution occurred until you provide us with a valid mailing address. Reinvestments will receive the NAV calculated on the date of the reinvestment.
Dormant Accounts. If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law, subject to potential federal or state withholding taxes.
Accounts with More than One Owner. If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.
Share Certificates. Share certificates are no longer issued for Vanguard funds. Shares currently held in certificates cannot be redeemed, exchanged, converted, or transferred (reregistered) until you return the certificates (unsigned) to Vanguard by registered mail.
Additional Information Regarding Redemption of Shares
Methods Used to Meet Redemption Requests. Under normal circumstances, the Vanguard funds typically expect to meet redemptions with positive cash flows. When this is not an option, a fund seeks to maintain its risk exposure by
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selling a cross section of the fund’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, a fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio.
Under certain circumstances, including under stressed market conditions, there are additional tools that a fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. A fund may also suspend payment of redemption proceeds for up to seven days. Additionally under these unusual circumstances, a fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
Although the Vanguard funds typically intend to meet redemption requests in cash, in consideration of the best interests of the funds and their remaining shareholders, the funds reserve the right to pay redemption proceeds wholly or partly in-kind by delivering readily marketable securities held by the funds in lieu of cash in conformity with applicable rules of the SEC and in accordance with procedures adopted by the funds’ board of trustees. Redemptions in-kind may be used during both normal and stressed market conditions. For example, a fund may make a redemption in-kind if a cash redemption could negatively affect its operations or performance, as may be the case with large redemption amounts, or in situations where the redeeming shareholder may be engaged in market timing or frequent trading. A fund may delay payment of the redemption proceeds for up to seven calendar days.
Please contact Vanguard before you attempt to redeem a large dollar amount. In doing so, you may avoid in-kind or delayed payment of your redemption.
Emergency Circumstances. The Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, the Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances or such other periods, as determined by the SEC.
Timing of Payment of Redemption Proceeds. If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by the Vanguard fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. Please see Methods Used to Meet Redemption Requests and Emergency Circumstances for further information.
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If you hold shares directly with Vanguard, the following rules also apply:
• Timing of wire redemptions from money market funds:for telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Cash Reserves Federal Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.
• Timing of wire redemptions from all other funds: for requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.
• If your redemption request is not in good order, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction.
Good Order
Vanguard funds reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:
• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.
• Include the fund name and account number.
• Include the amount of the transaction (stated in dollars, shares, or percentage).
Written instructions also must generally be provided on a Vanguard form and include:
• Signature(s) and date from the authorized person(s).
• Signature guarantees or notarized signatures, if required for the type of transaction. (Call Vanguard for specific requirements.)
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• Any supporting documentation that may be required.
Good order requirements may vary among types of accounts and transactions. Vanguard reserves the right, without notice, to revise the requirements for good order. If you hold shares through a financial intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), please contact your financial intermediary for more details on good order requirements that may apply to you.
Trade Date
If you place your purchase, redemption, or exchange order through a financial intermediary (including through a brokerage account held at Vanguard Brokerage Services®), it is their responsibility to send your order to the Vanguard funds. Your transaction will be executed using the NAV next calculated after the order is received by the Vanguard funds in good order.
The Vanguard funds have authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain funds of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to purchase or redeem fund shares on behalf of the Vanguard funds. In these circumstances, the Vanguard fund will be deemed to receive an order when accepted by the authorized financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will be executed using the NAV next calculated after such acceptance.
If you hold shares directly with Vanguard, you may place your transaction request directly with Vanguard. Your transaction request will be executed using the NAV as calculated on the trade date as determined below. The trade date for any transaction request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are transacting, and the type of fund in which you are transacting. If your transaction request is not in good order, it may be rejected.
Trade Date for a Purchase Order. For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.
For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the
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trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.
Trade Date for a Redemption, Exchange, or Conversion Order (other than an order to convert to ETF Shares (if available)). If the transaction is received in good order on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will generally be the same day. If the transaction is received in good order on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will generally be the next business day.
Investing in Vanguard Funds through Employer-Sponsored Plans
If Vanguard fund shares are an investment option in your employer-sponsored retirement or savings plan, your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a fund as an investment option.
Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to a fund. Consult your recordkeeper or plan administrator for more information.
If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.
If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan. If you have any questions about the Vanguard funds or Vanguard, including those about a fund’s investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com. Vanguard reserves the right to change its policies without notice to shareholders.
Shareholder Documents
When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.
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Confirmation Statements. If you hold shares directly with Vanguard, we will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you purchase, redeem, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.
If you hold shares through a financial intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), your financial intermediary will provide you with confirmation statements. Please contact your financial intermediary for details.
Portfolio Summaries. If you hold shares directly with Vanguard, we will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.
Tax Information Statements. For most accounts, Vanguard (or your financial intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your financial intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.
Shareholder Reports and Financial Statements. Additional information about the Funds’ investments and performance is available in the Funds’ Annual and Semi-Annual Reports. The Funds’ financial statements are filed with the SEC on Form N-CSR and available on our website.
Electronic Delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and
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changing your mailing preferences. You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.
If you hold shares through a financial intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), please contact your financial intermediary for electronic access to shareholder documents. Some financial intermediaries may not offer this service.
Reservation of Rights
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the following rights:
Right to Change Policies. Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee charged to a shareholder or a group of shareholders. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.
Account Restrictions. Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency; (2) redeem shares, close an account, or suspend account privileges, features, or options in the case of threatening conduct or activity; (3) redeem shares, close an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4) place restrictions on the ability to redeem any or all shares in an account if it is required to do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud, financial exploitation or abuse, or to protect vulnerable investors when permitted by applicable law, regulations, or SEC guidance; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.
Right to Refuse or Reject Purchase Requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase
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request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance (as may be the case with large purchase amounts).
Please contact Vanguard before you attempt to invest a large dollar amount. In doing so, you may avoid delayed or rejected transactions.
Exchange Privilege. Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.
Please contact Vanguard before you attempt to exchange a large dollar amount. In doing so, you may avoid delayed or rejected transactions.
Account Liquidation. If an account no longer meets the eligibility requirements for a share class, a fund may, subject to applicable law, liquidate such fund account. Accounts with balances below the minimum amount required to maintain eligibility may be subject to liquidation, including when the decline results from market fluctuations or any other reason. This liquidation policy applies to nonretirement fund accounts and accounts that are held through financial intermediaries. You will be notified before a liquidation occurs.
Dividends, Distributions, and Taxes
Fund Distributions
Each Fund generally distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. Each Fund may also make distributions that are treated as a return of capital. Income dividends generally are distributed quarterly in March, June, September, and December. Capital gains distributions, if any, generally occur annually in December. In addition, each Fund may make a supplemental distribution at some other time during the year.
From time to time, Vanguard and/or a fund’s board of trustees may adjust a fund’s fees and expenses and/or reduce, refund, reimburse, waive, or otherwise return to the funds and their shareholders a portion of prior fees and expenses (collectively, “expense adjustments”). Fund performance and potentially shareholder distributions, will reflect such expense adjustments. If you sell all or part of your investment in a fund before an expense adjustment occurs, then you will not receive the economic benefit, if any, of such expense adjustment. An expense adjustment at any given time does not imply or guarantee that similar or additional expense adjustments will be made in the future.
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You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.
Basic Tax Points
Investors in taxable accounts should be aware of the following basic federal income tax points:
• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.
• Distributions declared and recorded in December—if paid to you by the end of January—are generally taxable as if received in December.
• Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, or a special tax deduction on “qualified REIT dividends,” if any, distributed by the Fund.
• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.
• Capital gains distributions can occur when a Fund sells assets at a gain. Capital gains distributions vary from year to year as a result of the Fund’s investment activities and cash flows, including those due to redemption activity by Fund shareholders.
• Capital gains distributions may occur if Vanguard, a Fund, or its advisor makes changes that would impact the Fund directly or indirectly, including changes to the Fund’s portfolio or advisors or changes to any other Vanguard fund or product that would involve the redemption of shares of the Fund and the related sale of the Fund’s investments. Such changes could, depending on the timing, result in capital gains distributions in the current fiscal year, subsequent fiscal year, or both.
• Your cost basis in the Fund will be decreased by the amount of any return of capital that you receive. This, in turn, will affect the amount of any capital gain or loss that you realize when selling or exchanging your Fund shares.
• Return of capital distributions generally are not taxable to you until your cost basis has been reduced to zero. If your cost basis is at zero, return of capital distributions will be treated as capital gains.
• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.
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• Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.
• Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.
• If you purchase shares before an ex-dividend date when a fund has realized but not yet distributed income or capital gains, the purchase price may include the amount of the upcoming distribution, and you may pay the full price for the shares and later receive a portion of the purchase price back as a taxable distribution. In such case, you generally will be taxed upon receipt of such distribution, even though the distribution effectively represents a return of a portion of your purchase price. This is known as “buying a dividend.”
Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.
Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your own tax advisor for detailed information about any tax consequences for you.
General Information
Backup Withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:
• Provide your correct taxpayer identification number.
• Certify that the taxpayer identification number is correct.
• Confirm that you are not subject to backup withholding.
Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.
Special Notice to Non-U.S. Investors. The Funds offered for sale in this prospectus are primarily intended to be made available to U.S. residents and may not be appropriate for investors taxable outside of the United States. Non-U.S. investors should visit the non-U.S. investors page on our website at global.vanguard.com for information about Vanguard’s non-U.S. products.
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Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements under the Internal Revenue Code, as well as any non-U.S. taxes imposed by the investor’s relevant tax jurisdiction, may apply to an investment in the Funds. Non-U.S. investors should consult their own tax advisors with respect to any particular U.S. or non-U.S. tax consequences of their investment in the Funds.
Frequent Trading Limitations
Overview
Some investors may try to profit from strategies involving frequent trading of mutual fund shares (such as market-timing) and other excessive trading practices (together, “frequent trading”). For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets because of different closing times of U.S. and non-U.S. markets, a practice also known as time-zone arbitrage. Some investors may also try to engage in frequent trading of funds holding investments in small-cap stocks and high-yield bonds that are thinly traded. Frequent trading may disrupt portfolio management strategies and increase a fund’s costs (such as increased brokerage and administrative costs) for all shareholders including the long-term investors.
Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits frequent trading. The Board has adopted policies and procedures reasonably designed to detect and discourage frequent trading. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading in all circumstances, the policies and procedures discussed below have been adopted to address these issues.
Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions. Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in Pricing of Fund Shares. Fair-value pricing may reduce or eliminate the profitability of certain frequent trading strategies.
Frequent Trading Policy
Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits an investor’s purchases or exchanges into a fund account for 30
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calendar days after the investor has redeemed or exchanged out of that fund account (“Frequent-Trading Limits”). ETF shares are not subject to these Frequent-Trading Limits. For Vanguard Retirement Investment Program pooled plans, the Frequent-Trading Limits apply to exchanges made online or by telephone.
The Frequent-Trading Limits do not apply to the following:
• Purchases of shares with reinvested dividend or capital gains distributions.
• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, Vanguard Small Business Online®, and certain transactions through intermediaries relating to systematic trades and required minimum distributions.
• Discretionary transactions through Vanguard Personal Advisor Services®, Vanguard Digital Advisor™, and discretionary (advisor-directed) transactions through certain intermediaries.
• Redemptions of shares to pay fund or account fees.
• Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans).
• Transfers and reregistrations of shares within the same fund.
• Purchases of shares by asset transfer or direct rollover.
• Conversions of shares from one share class to another in the same fund.
• Checkwriting redemptions.
• Section 529 college savings plans.
• Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)
• Certain transactions below dollar value or other thresholds specified by Vanguard.
• In-kind transfers to a shareholder’s donor advised fund managed by Vanguard Charitable.
For participants in employer-sponsored defined contribution plans,* the Frequent-Trading Limits do not apply to:
• Purchases of shares with participant payroll or employer contributions or loan repayments.
• Purchases of shares with reinvested dividend or capital gains distributions.
• Distributions, loans, and in-service withdrawals from a plan.
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• Redemptions of shares as part of a plan termination or at the direction of the plan.
• Transactions executed through the Vanguard Managed Account Program.
• Redemptions of shares to pay fund or account fees.
• Share or asset transfers or rollovers.
• Reregistrations of shares.
• Conversions of shares from one share class to another in the same fund.
• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)
*The following Vanguard fund accounts are also subject to the Frequent-Trading Limits: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.
Accounts Held by Institutions (Other Than Defined Contribution Plans). Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.
Accounts Held by Intermediaries. When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.
For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and Frequent-Trading Limits may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer Frequent-Trading Limits. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
Do not invest with Vanguard if you are a market-timer.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual Financial Statements and Other Information. You may obtain a free copy of a fund’s latest disclosure documents upon request.
Vanguard S&P 500 Value Index Fund Institutional Shares

For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$415.81	$343.49	$299.63	$320.71	$246.27
Investment Operations
Net Investment Income[1]	8.083	7.949	6.624	6.731	6.402
Net Realized and Unrealized Gain (Loss) on Investments	16.466	71.826	43.912	(21.295)	74.102
Total from Investment Operations	24.549	79.775	50.536	(14.564)	80.504
Distributions
Dividends from Net Investment Income	(8.459)	(7.455)	(6.676)	(6.516)	(6.064)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(8.459)	(7.455)	(6.676)	(6.516)	(6.064)
Net Asset Value, End of Period	$431.90	$415.81	$343.49	$299.63	$320.71
Total Return	6.03%	23.53%	17.19%	-4.60%	33.14%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$208	$278	$179	$168	$175
Ratio of Total Expenses to Average Net Assets	0.06%	0.08%	0.08%[2]	0.08%	0.08%
Ratio of Net Investment Income to Average Net Assets	1.97%	2.13%	2.08%	2.12%	2.22%
Portfolio Turnover Rate[3]	32%	30%	27%	16%	18%

1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.08%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
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Vanguard S&P 500 Growth Index Fund Institutional Shares

For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$765.10	$591.92	$528.34	$644.91	$498.89
Investment Operations
Net Investment Income[1]	5.104	5.104	6.185	4.203	3.959
Net Realized and Unrealized Gain (Loss) on Investments	176.798	173.644	63.118	(116.631)	146.133
Total from Investment Operations	181.902	178.748	69.303	(112.428)	150.092
Distributions
Dividends from Net Investment Income	(4.912)	(5.568)	(5.723)	(4.142)	(4.072)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(4.912)	(5.568)	(5.723)	(4.142)	(4.072)
Net Asset Value, End of Period	$942.09	$765.10	$591.92	$528.34	$644.91
Total Return	23.86%	30.41%	13.29%	-17.50%	30.29%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$29	$9	$7	$6	$28
Ratio of Total Expenses to Average Net Assets	0.06%	0.08%	0.08%[2]	0.08%[2]	0.08%
Ratio of Net Investment Income to Average Net Assets	0.61%	0.77%	1.18%	0.68%	0.71%
Portfolio Turnover Rate[3]	20%	27%	33%	13%	12%

1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.08%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
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Additional Information
A Precautionary Note to Investment Companies. Each Fund’s shares are issued by registered investment companies, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
Forum Selection. The Trust’s Bylaws designate Delaware courts as the exclusive forum for certain claims against or related to the Trust, a trustee, an officer, or other employee of the Trust, except that, unless the Trust otherwise consents in writing, the U.S. Federal District Courts are the exclusive forum for the resolution of complaints under the Securities Act of 1933 or the 1940 Act. These provisions may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
Shareholder Rights. Each Fund’s Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of the Trust that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application. The Trust’s Bylaws also provide that shareholders waive the right to trial by jury to the fullest extent permitted by law.
Joint Committed Credit Facility. Each Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Board and renegotiation with the lender syndicate on an annual basis.
Securities Market Indexes
Listed below is the broad-based securities market index, as referenced in the Funds’ Average Annual Total Returns tables:
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Dow Jones U.S. Total Stock Market Float Adjusted Index. An index designed to measure all U.S. equity issues with readily available prices.
Vanguard Fund	Inception Date	Newspaper Abbreviation	Vanguard Fund Number	CUSIP Number
Vanguard S&P 500 Value Index Fund
Institutional Shares	3/3/2015 (ETF Shares 9/7/2010)	500ValIdxInst	1840	921932802
Vanguard S&P 500 Growth Index Fund
Institutional Shares	4/5/2019 (ETF Shares 9/7/2010)	500GwthIdxInst	1841	921932604
Inception Date means the date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
CGS identifiers have been provided by CUSIP Global Services, managed on behalf of the American Bankers Association by FactSet Research Systems Inc., and are not for use or dissemination in a manner that would serve as a substitute for any CUSIP service. The CUSIP Database, © 2025 American Bankers Association. “CUSIP” is a registered trademark of the American Bankers Association.
51

CFA® is a registered trademark owned by CFA Institute.
The “S&P 500 Value Index and S&P 500 Growth Index” (the “Indexes”) are products of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”) and have been licensed for use by Vanguard. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Vanguard. Vanguard S&P 500 Value Index Fund and Vanguard S&P 500 Growth Index Fund are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of Vanguard S&P 500 Value Index Fund and Vanguard S&P 500 Growth Index Fund or any member of the public regarding the advisability of investing in securities generally or in Vanguard S&P 500 Value Index Fund and Vanguard S&P 500 Growth Index Fund particularly or the ability of the S&P 500 Value Index and S&P 500 Growth Index to track general market performance. S&P Dow Jones Indices’ only relationship to Vanguard with respect to the S&P 500 Value Index and S&P 500 Growth Index is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 Value Index and S&P 500 Growth Index are determined, composed and calculated by S&P Dow Jones Indices without regard to Vanguard or Vanguard S&P 500 Value Index Fund and Vanguard S&P 500 Growth Index Fund. S&P Dow Jones Indices has no obligation to take the needs of Vanguard or the owners of Vanguard S&P 500 Value Index Fund and Vanguard S&P 500 Growth Index Fund into consideration in determining, composing or calculating the S&P 500 Value Index and S&P 500 Growth Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of Vanguard S&P 500 Value Index Fund and Vanguard S&P 500 Growth Index Fund or the timing of the issuance or sale of Vanguard S&P 500 Value Index Fund and Vanguard S&P 500 Growth Index Fund or in the determination or calculation of the equation by which Vanguard S&P 500 Value Index Fund and Vanguard S&P 500 Growth Index Fund are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Vanguard S&P 500 Value Index Fund and Vanguard S&P 500 Growth Index Fund. There is no assurance that investment products based on the S&P 500 Value Index and S&P 500 Growth Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF VANGUARD S&P 500 VALUE INDEX FUND AND VANGUARD S&P 500 GROWTH INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND VANGUARD, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
52

Contacting Vanguard
Web
Vanguard.com	For the most complete source of Vanguard news For fund, account, and service information For most account transactions For literature requests 24 hours a day, 7 days a week

Phone
Investor Information 800-662-7447 (Text telephone for people with hearing impairment at 800-749-7273)	For fund and service information For literature requests
Client Services 800-662-2739 (Text telephone for people with hearing impairment at 800-749-7273)	For account information For most account transactions
Participant Services 800-523-1188 (Text telephone for people with hearing impairment at 800-749-7273)	For information and services for participants in employer-sponsored plans
Institutional Division 800-523-1036	For information and services for large institutional investors
Financial Advisor and Intermediary Sales Support 800-997-2798	For information and services for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
Financial Advisory and Intermediary Trading Support 800-669-0498	For account information and trading support for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
53

Connect with Vanguard® ˃ vanguard.com
For More Information
If you would like more information about Vanguard S&P 500 Value Index Fund and Vanguard S&P 500 Growth Index Fund, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders and Form N-CSR
Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders and in Form N-CSR. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. In Form N-CSR, you will find the Funds’ annual and semiannual financial statements.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Funds and is incorporated by reference into (and thus legally a part of) this prospectus.
To obtain a free copy of the latest annual or semiannual report, financial statements, or the SAI, or to request additional information about the Funds or other Vanguard funds, please visit https://vgi.vg/fund-literature or contact us as follows:
If you are an individual investor:
Telephone: 800-662-7447; Text telephone for people with hearing impairment: 800-749-7273
If you are a client of Vanguard’s Institutional Division:
Telephone: 800-523-1036; Text telephone for people with hearing impairment: 800-749-7273
If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:
Client Services Department
Telephone: 800-662-2739; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Funds are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Funds’ Investment Company Act file number: 811-07043
© 2025 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
I 1840 122025

December 19, 2025
Prospectus

Vanguard S&P Mid-Cap 400 Index Funds
Institutional Shares
Vanguard S&P Mid-Cap 400 Index Fund Institutional Shares (VSPMX)
Vanguard S&P Mid-Cap 400 Value Index Fund Institutional Shares (VMFVX)
Vanguard S&P Mid-Cap 400 Growth Index Fund Institutional Shares (VMFGX)

This prospectus contains financial data for the Funds through the fiscal year ended August 31, 2025.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Vanguard S&P Mid-Cap 400 Index Fund
Investment Objective
Vanguard S&P Mid-Cap 400 Index Fund (the “Fund”) seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks in the United States.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell Institutional Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.02%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses[1]	0.03%
1
The expense information shown in the table has been restated to reflect current fees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
1 Year	3 Years	5 Years	10 Years
$3	$10	$17	$39
1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs an indexing investment approach designed to track the performance of the S&P MidCap 400® Index (the “Target Index”). The Target Index measures the performance of mid-size companies in the United States. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the stocks that make up the Target Index. The Fund attempts to replicate the Target Index by investing all, or substantially all, of its assets in the stocks that make up the Target Index, holding each stock in approximately the same proportion as its weighting in the Target Index.
Principal Risks
As with any investment, an investment in the Fund could lose money over any time period. The Fund’s share price and total return may fluctuate, potentially within a wide range. The principal risks of investing in the Fund are summarized below. Each of the following risks could affect the Fund’s performance:
• General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
• Investing in Equity Markets. The Fund invests in the equity markets. Equity markets have historically been cyclical, having periods of time when stock values rise and fall. Market volatility can lead to significant fluctuations in stock values, resulting in potential losses to the Fund.
• Market Capitalization (Market Cap). Companies are generally classified into three types of market cap depending on their size: small-, mid-, and large-cap. Companies can be further classified into micro- or mega-cap.
2

Different factors can affect each market cap uniquely, and historically small- and mid-cap stocks have typically been more volatile due to the effects of changing economic conditions. Large companies may not reach the same levels of growth or performance as smaller companies, and they may be slower to react to competitive challenges. The performance of funds that invest in a subset of market caps could diverge from the performance of a fund that is focused on a broader representation of the stock market.
• Index Investing. The Fund is subject to risks associated with index investing. Because the Fund generally seeks to track the performance of the Target Index regardless of how the Target Index is performing, the Fund’s performance may be lower than it would be if it were actively managed. Although the Fund seeks to hold substantially all of the securities included in the Target Index, it may be unable to do so. In addition, the Fund could be prevented from holding one or more securities in the same proportion as in the Target Index. The performance of the Fund’s investments, in the aggregate, may not match the investment performance of the Target Index. This risk, known as tracking error risk, may be heightened during times of increased market volatility or under other unusual market conditions. The Fund also could be negatively impacted by changes to the Target Index made by the Index Provider or by errors made by the Index Provider. Any gains, losses, or costs associated with or resulting from an error made by the Index Provider will generally be borne by the Fund and, as a result, the Fund’s shareholders.
• Concentration Risk. Except as may be necessary to approximate the composition of its Target Index, the Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries. If the Target Index becomes concentrated and the Fund needs to concentrate in the same industry or group of industries, its performance could be negatively impacted by the industry or industries in which it is concentrated.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table show the Fund’s historical performance and are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Institutional Shares compare with those of a broad-based securities market index and one or more additional indexes with similar investment characteristics as the Fund. Keep in mind that
3

the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.
Annual Total Returns — Vanguard S&P Mid-Cap 400 Index Fund Institutional Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2025, was 5.74%.
During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	24.36%	December 31, 2020
Lowest	-29.71%	March 31, 2020
Average Annual Total Returns for Periods Ended December 31, 2024
	1 Year	5 Years	10 Years
Vanguard S&P Mid-Cap 400 Index Fund Institutional Shares
Return Before Taxes	13.85%	10.26%	9.61%
Return After Taxes on Distributions	13.46	9.87	9.19
Return After Taxes on Distributions and Sale of Fund Shares	8.42	8.06	7.77
S&P MidCap 400 Index (reflects no deduction for fees, expenses, or taxes)	13.93%	10.34%	9.68%
Dow Jones U.S. Total Stock Market Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	23.88	13.78	12.48
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return
4

After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Managers
Kenny Narzikul, CFA, Portfolio Manager at Vanguard. He has co-managed the Fund since 2023.

Chris Nieves, CFA, Portfolio Manager at Vanguard. He has co-managed the Fund since February 2025.
Purchase and Sale of Fund Shares
If you invest directly with Vanguard, you may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). The minimum investment amount required to open a Fund account for Institutional Shares is generally $5 million. The minimum investment amount required to add to an existing Fund account is generally $1.

If you invest in Vanguard fund shares through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its advisor do not pay financial intermediaries for sales of Fund shares.
5

Vanguard S&P Mid-Cap 400 Value Index Fund
Investment Objective
Vanguard S&P Mid-Cap 400 Value Index Fund (the “Fund”) seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization value stocks in the United States.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell Institutional Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.02%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses[1]	0.03%
1
The expense information shown in the table has been restated to reflect current fees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
1 Year	3 Years	5 Years	10 Years
$3	$10	$17	$39
6

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs an indexing investment approach designed to track the performance of the S&P MidCap 400® Value Index (the “Target Index”), which represents the value companies of the S&P MidCap 400 Index, as determined by the Index Provider. The Target Index measures the performance of mid-size value companies in the United States. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the stocks that make up the Target Index. The Fund attempts to replicate the Target Index by investing all, or substantially all, of its assets in the stocks that make up the Target Index, holding each stock in approximately the same proportion as its weighting in the Target Index.
Principal Risks
As with any investment, an investment in the Fund could lose money over any time period. The Fund’s share price and total return may fluctuate, potentially within a wide range. The principal risks of investing in the Fund are summarized below. Each of the following risks could affect the Fund’s performance:
• General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
• Investing in Equity Markets. The Fund invests in the equity markets. Equity markets have historically been cyclical, having periods of time when stock values rise and fall. Market volatility can lead to significant fluctuations in stock values, resulting in potential losses to the Fund.
• Market Capitalization (Market Cap). Companies are generally classified into three types of market cap depending on their size: small-, mid-, and large-cap. Companies can be further classified into micro- or mega-cap.
7

Different factors can affect each market cap uniquely, and historically small- and mid-cap stocks have typically been more volatile due to the effects of changing economic conditions. Large companies may not reach the same levels of growth or performance as smaller companies, and they may be slower to react to competitive challenges. The performance of funds that invest in a subset of market caps could diverge from the performance of a fund that is focused on a broader representation of the stock market.
• Value Investing. The Fund’s approach to value investing could cause it to underperform other stock funds that use a different investment style. The Fund’s investments in value stocks are subject to the risk that the stocks’ valuations do not improve at the anticipated rate or that their returns do not move in tandem with the returns of other investment styles or the broader stock market.
• Index Investing. The Fund is subject to risks associated with index investing. Because the Fund generally seeks to track the performance of the Target Index regardless of how the Target Index is performing, the Fund’s performance may be lower than it would be if it were actively managed. Although the Fund seeks to hold substantially all of the securities included in the Target Index, it may be unable to do so. In addition, the Fund could be prevented from holding one or more securities in the same proportion as in the Target Index. The performance of the Fund’s investments, in the aggregate, may not match the investment performance of the Target Index. This risk, known as tracking error risk, may be heightened during times of increased market volatility or under other unusual market conditions. The Fund also could be negatively impacted by changes to the Target Index made by the Index Provider or by errors made by the Index Provider. Any gains, losses, or costs associated with or resulting from an error made by the Index Provider will generally be borne by the Fund and, as a result, the Fund’s shareholders.
• Concentration Risk. Except as may be necessary to approximate the composition of its Target Index, the Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries. If the Target Index becomes concentrated and the Fund needs to concentrate in the same industry or group of industries, its performance could be negatively impacted by the industry or industries in which it is concentrated.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table show the Fund’s historical performance and are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Shares has varied
8

from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Institutional Shares compare with those of a broad-based securities market index and one or more additional indexes with similar investment characteristics as the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.
Annual Total Returns — Vanguard S&P Mid-Cap 400 Value Index Fund Institutional Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2025, was 5.39%.
During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	28.64%	December 31, 2020
Lowest	-35.09%	March 31, 2020
Average Annual Total Returns for Periods Ended December 31, 2024
	1 Year	5 Years	10 Years
Vanguard S&P Mid-Cap 400 Value Index Fund Institutional Shares
Return Before Taxes	11.65%	10.16%	9.08%
Return After Taxes on Distributions	11.15	9.60	8.57
Return After Taxes on Distributions and Sale of Fund Shares	7.21	7.94	7.29
S&P MidCap 400 Value Index (reflects no deduction for fees, expenses, or taxes)	11.71%	10.21%	9.13%
Dow Jones U.S. Total Stock Market Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	23.88	13.78	12.48
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or
9

upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Managers
Kenny Narzikul, CFA, Portfolio Manager at Vanguard. He has co-managed the Fund since 2023.

Chris Nieves, CFA, Portfolio Manager at Vanguard. He has co-managed the Fund since February 2025.
Purchase and Sale of Fund Shares
If you invest directly with Vanguard, you may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). The minimum investment amount required to open a Fund account for Institutional Shares is generally $5 million. The minimum investment amount required to add to an existing Fund account is generally $1.

If you invest in Vanguard fund shares through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its advisor do not pay financial intermediaries for sales of Fund shares.
10

Vanguard S&P Mid-Cap 400 Growth Index Fund
Investment Objective
Vanguard S&P Mid-Cap 400 Growth Index Fund (the “Fund”) seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization growth stocks in the United States.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell Institutional Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.02%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses[1]	0.03%
1
The expense information shown in the table has been restated to reflect current fees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
1 Year	3 Years	5 Years	10 Years
$3	$10	$17	$39
11

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs an indexing investment approach designed to track the performance of the S&P MidCap 400® Growth Index (the “Target Index”), which represents the growth companies of the S&P MidCap 400 Index, as determined by the Index Provider. The Target Index measures the performance of mid-size growth companies in the United States. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the stocks that make up the Target Index. The Fund attempts to replicate the Target Index by investing all, or substantially all, of its assets in the stocks that make up the Target Index, holding each stock in approximately the same proportion as its weighting in the Target Index.
Principal Risks
As with any investment, an investment in the Fund could lose money over any time period. The Fund’s share price and total return may fluctuate, potentially within a wide range. The principal risks of investing in the Fund are summarized below. Each of the following risks could affect the Fund’s performance:
• General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
• Investing in Equity Markets. The Fund invests in the equity markets. Equity markets have historically been cyclical, having periods of time when stock values rise and fall. Market volatility can lead to significant fluctuations in stock values, resulting in potential losses to the Fund.
• Market Capitalization (Market Cap). Companies are generally classified into three types of market cap depending on their size: small-, mid-, and large-cap. Companies can be further classified into micro- or mega-cap.
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Different factors can affect each market cap uniquely, and historically small- and mid-cap stocks have typically been more volatile due to the effects of changing economic conditions. Large companies may not reach the same levels of growth or performance as smaller companies, and they may be slower to react to competitive challenges. The performance of funds that invest in a subset of market caps could diverge from the performance of a fund that is focused on a broader representation of the stock market.
• Growth Investing. The Fund’s approach to growth investing could cause it to underperform other stock funds that use a different investment style. Growth stocks typically produce lower yields because growth companies prefer to reinvest earnings into research and development to promote growth and increase profitability. Research and development can be expensive and may not always produce favorable results, which could harm a company’s performance relative to the broader market.
• Index Investing. The Fund is subject to risks associated with index investing. Because the Fund generally seeks to track the performance of the Target Index regardless of how the Target Index is performing, the Fund’s performance may be lower than it would be if it were actively managed. Although the Fund seeks to hold substantially all of the securities included in the Target Index, it may be unable to do so. In addition, the Fund could be prevented from holding one or more securities in the same proportion as in the Target Index. The performance of the Fund’s investments, in the aggregate, may not match the investment performance of the Target Index. This risk, known as tracking error risk, may be heightened during times of increased market volatility or under other unusual market conditions. The Fund also could be negatively impacted by changes to the Target Index made by the Index Provider or by errors made by the Index Provider. Any gains, losses, or costs associated with or resulting from an error made by the Index Provider will generally be borne by the Fund and, as a result, the Fund’s shareholders.
• Concentration Risk. Except as may be necessary to approximate the composition of its Target Index, the Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries. If the Target Index becomes concentrated and the Fund needs to concentrate in the same industry or group of industries, its performance could be negatively impacted by the industry or industries in which it is concentrated.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
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Annual Total Returns
The following bar chart and table show the Fund’s historical performance and are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Institutional Shares compare with those of a broad-based securities market index and one or more additional indexes with similar investment characteristics as the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.
Annual Total Returns — Vanguard S&P Mid-Cap 400 Growth Index Fund Institutional Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2025, was 6.08%.
During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	25.89%	June 30, 2020
Lowest	-24.75%	March 31, 2020
Average Annual Total Returns for Periods Ended December 31, 2024
	1 Year	5 Years	10 Years
Vanguard S&P Mid-Cap 400 Growth Index Fund Institutional Shares
Return Before Taxes	15.86%	9.93%	9.79%
Return After Taxes on Distributions	15.63	9.69	9.50
Return After Taxes on Distributions and Sale of Fund Shares	9.55	7.85	7.99
S&P MidCap 400 Growth Index (reflects no deduction for fees, expenses, or taxes)	15.94%	10.01%	9.86%
Dow Jones U.S. Total Stock Market Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	23.88	13.78	12.48
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Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Managers
Kenny Narzikul, CFA, Portfolio Manager at Vanguard. He has co-managed the Fund since 2023.

Chris Nieves, CFA, Portfolio Manager at Vanguard. He has co-managed the Fund since February 2025.
Purchase and Sale of Fund Shares
If you invest directly with Vanguard, you may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). The minimum investment amount required to open a Fund account for Institutional Shares is generally $5 million. The minimum investment amount required to add to an existing Fund account is generally $1.

If you invest in Vanguard fund shares through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its advisor do not pay financial intermediaries for sales of Fund shares.
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More on the Funds
This prospectus provides information about the following Vanguard funds (each, a “Fund,” and collectively, the “Funds”):
• Vanguard S&P Mid-Cap 400 Index Fund
• Vanguard S&P Mid-Cap 400 Value Index Fund
• Vanguard S&P Mid-Cap 400 Growth Index Fund
Each Fund is a series of Vanguard Admiral Funds® (the “Trust”). Reading this prospectus will help you decide whether a Fund is the right investment for you.
As you consider an investment in a Fund, you should take into account your tolerance for fluctuations in the securities markets. The costs of investing are another important consideration. As a Fund shareholder, you will pay a proportionate share of the costs of operating a Fund and any transaction costs incurred when a Fund buys or sells securities, including costs generated by shareholders of other share classes to the extent a Fund offers more than one share class. These costs can erode a substantial portion of the gross income or the capital appreciation a Fund achieves. Even seemingly small differences can, over time, have a dramatic effect on a Fund’s performance.
Investment Objectives and More on Principal Investment Strategies
In this section, you will find more information about each Fund’s investment objective and the principal investment strategies and policies that each Fund uses in pursuit of its investment objective. The Trust’s board of trustees (the “Board”) oversees each Fund’s management. The Board may approve changes to a Fund’s strategies or policies in the interest of shareholders without shareholder approval unless the strategy or policy is designated as fundamental.
Investment Objectives
The Funds’ investment objectives are as follows:
• Vanguard S&P Mid-Cap 400 Index Fund seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks in the United States.
• Vanguard S&P Mid-Cap 400 Value Index Fund seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization value stocks in the United States.
• Vanguard S&P Mid-Cap 400 Growth Index Fund seeks to track the
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performance of a benchmark index that measures the investment return of mid-capitalization growth stocks in the United States.
Each Fund’s investment objective is not fundamental and may be changed without shareholder approval.
Implementation of Investment Objectives
To achieve its investment objective, each Fund employs an indexing, or passive, investment approach designed to track the performance of its Target Index (each a “Target Index,” and collectively, the “Target Indexes”):

Vanguard Fund	Target Index
Vanguard S&P Mid-Cap 400 Index Fund	S&P MidCap 400 Index
Vanguard S&P Mid-Cap 400 Value Index Fund	S&P MidCap 400 Value Index
Vanguard S&P Mid-Cap 400 Growth Index Fund	S&P MidCap 400 Growth Index

What are Index Funds?
Index funds attempt to track—not outperform—the performance of a specified market index. An index is a group of securities whose overall performance is used as a standard to measure the investment
performance of a particular market. Some indexes represent entire markets, such as the U.S. stock market, while others cover a segment of a market, such as short-term bonds.

One cannot invest directly in an index. Instead, an index fund’s advisor will typically seek to hold all, or substantially all, of the securities that make up the fund’s target index (often referred to as “replicating” an index or a “full replication” approach) or a representative sample of the securities that make up a fund’s target index (“sampling” an index).

Under normal circumstances, each Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the stocks that make up the Target Index. Investments in derivatives may be counted toward a Fund’s 80% policy to the extent that they provide investment exposure to the securities included within the policy or to one or more market risk factors associated with such securities. Each Fund may change its 80% policy only upon 60 days’ notice to shareholders.
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Security Selection
Each Fund uses the replication method of indexing, meaning that a Fund generally holds the same stocks as those in its Target Index and in approximately the same proportions. The advisor buys and sells securities for a Fund for the purpose of tracking the Target Index.
Vanguard S&P Mid-Cap 400 Index Fund. The Fund tracks the performance of the S&P MidCap 400 Index, a float-adjusted market cap-weighted index that seeks to measure the mid-cap segment of the U.S. equity market. The Fund’s Target Index is rebalanced quarterly in March, June, September, and December. As of August 31, 2025, the number of stocks (constituents) in the Fund’s Target Index was 401. The constituents are reviewed for inclusion by the Index Provider and are likely to change over time.
Vanguard S&P Mid-Cap 400 Value Index Fund. The Fund tracks the performance of the S&P MidCap 400 Value Index, a modified market cap-weighted index. The Fund’s Target Index is made up of constituents from a corresponding index (S&P MidCap 400 Index) that are classified as value stocks. The Fund’s Target Index is rebalanced annually in December, with quarterly reviews in March, June, and September. As of August 31, 2025, the number of stocks (constituents) in the Fund’s Target Index was 296. The constituents are reviewed for inclusion by the Index Provider and are likely to change over time.
Vanguard S&P Mid-Cap 400 Growth Index Fund. The Fund tracks the performance of the S&P MidCap 400 Growth Index, a modified market cap-weighted index. The Fund’s Target Index is made up of constituents from a corresponding index (S&P MidCap 400 Index) that are classified as growth stocks. The Fund’s Target Index is rebalanced annually in December, with quarterly reviews in March, June, and September. As of August 31, 2025, the number of stocks (constituents) in the Fund’s Target Index was 242. The constituents are reviewed for inclusion by the Index Provider and are likely to change over time.
The Target Indexes are owned, calculated, and controlled by the Index Provider in its sole discretion. Neither the advisor nor any of its affiliates has discretion to select Target Index components or change a Target Index’s methodology.
Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company’s outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there is no “official” definition of each type of small-cap, mid-cap, or large-cap and that market capitalization ranges can change over time.
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A fund’s median market capitalization, which is the midpoint of the market capitalization of the fund’s stocks weighted by the proportion of the fund’s assets invested in each stock, can be used as an indicator of the size of the companies in which it invests. Stocks representing half of a fund’s assets will have market capitalizations above the median, and the rest will fall below it. As of August 31, 2025, the asset-weighted median market capitalization of each Fund’s stock holdings was:
Vanguard Fund	Asset-Weighted Median Market Capitalization
Vanguard S&P Mid-Cap 400 Growth Index Fund	$11.3 billion
Vanguard S&P Mid-Cap 400 Index Fund	$9.8 billion
Vanguard S&P Mid-Cap 400 Value Index Fund	$8.3 billion
Additional Information Regarding the Funds’ Investments
The Funds’ investments are described in more detail below.
• Mid-Cap Stocks represent medium-sized companies, which can be companies that are more established than small-cap companies but do not have the market share of large-cap companies. These companies may be more agile than large-cap companies in responding to market changes, while also benefiting from more resources and operational maturity than small-cap companies. However, they can still face challenges during economic downturns.
• Value Stocks typically represent companies that appear to be undervalued based on financial metrics like price-to-earnings or book value. These stocks are often priced lower relative to their fundamentals, which may reflect temporary challenges, such as recent earnings or negative market sentiment, rather than long-term issues. Value stocks typically offer higher dividend yields than other types of stocks, which can make them attractive to investors seeking income as well as potential price appreciation.
• Growth Stocks typically represent companies that are expected to deliver above-average increases in revenue, earnings, cash flow, or other similar criteria. These stocks typically reinvest profits into the business rather than paying dividends, which results in low or no dividend yields. Growth stocks often trade at higher valuations relative to financial metrics like price-to-earnings or book value, as their prices are largely based on projections of future performance.
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More on Fund Risks
Investing in the securities markets can result in a loss of principal. Each Fund is subject to a variety of risks, including the principal risks listed below, that can impact its net asset value (NAV), performance, and ability to achieve its investment objective.
More on Principal Risks
General Market Risk. The markets in which the Funds invest can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Funds’ investments, thereby resulting in potential losses to the Funds over short or long periods.
Investing in Equity Markets. The Funds invest in the equity markets. Equity markets have historically been cyclical, having periods of time when stock values rise and fall. These periods of rising and falling values can occur for unpredictable timeframes over the short- and long-term. Market volatility also is unpredictable and can lead to significant fluctuations in stock values, resulting in potential losses to the Funds.
Market Capitalization (Market Cap) — Mid-Cap Companies. Mid-cap companies fall between large- and small-cap companies in size. Due to being smaller, they may be more affected by adverse business or economic events than larger companies. The Funds’ focus on mid-cap companies could affect their performance relative to a fund that is focused on a broader representation of the stock market.
Growth Investing (Applies to Vanguard S&P Mid-Cap 400 Growth Index Fund). Companies and their stock are often classified as growth or value. Growth investing and value investing are two investment styles used by advisors. Under certain market conditions these investment styles may perform differently, generating varying returns. The Fund’s approach to growth investing could cause it to underperform other stock funds that use a different investment style. Growth stocks typically produce lower yields because growth companies prefer to reinvest earnings into research and development to promote growth and increase profitability. Research and development can be expensive and may not always produce favorable results, which could harm a company’s performance relative to the broader market.
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Value Investing (Applies to Vanguard S&P Mid-Cap 400 Value Index Fund). Companies and their stock are often classified as growth or value. Growth investing and value investing are two investment styles used by advisors. Under certain market conditions these investment styles may perform differently, generating varying returns. The Fund’s approach to value investing could cause it to underperform other stock funds that use a different investment style. The Fund’s investments in value stocks are subject to the risk that the stocks’ valuations do not improve at the anticipated rate or that their returns do not move in tandem with the returns of other investment styles or the broader stock market.
Index Investing. Each Fund is subject to the following risks associated with index investing:
Passive Management. Each Fund seeks to track the performance of its Target Index regardless of how the Target Index is performing. The advisor’s use of an indexing, or passive, approach to select and maintain investments for each Fund means that the advisor will select investments for the purpose of tracking the Target Index and generally will not use strategies to reduce negative impacts to the Fund during periods of market volatility. As a result, a Fund’s performance may be lower than it would be if it were actively managed.
Index Replication Strategy. Although each Fund seeks to hold substantially all of the securities included in its Target Index, it may be unable to do so. In addition, a Fund could be prevented from holding one or more of the securities in the same proportion as in the Target Index.
Tracking Error. The performance of a Fund’s investments, in the aggregate, may not match the investment performance of its Target Index. It is important to understand that an index fund will never perform exactly the same as its target index because, among other things, an index fund has operating expenses and transaction costs and its target index does not. Beyond these inherent differences in the operation of an index fund versus the operation of its target index, there are a variety of other factors that can cause or result in tracking error.These may include, but are not limited to:
○
Price differences between the securities held by the index fund and those included in its target index
○
Cash flows into or out of the index fund
○
The size of the index fund
○
Compliance with new or existing regulatory requirements
○
Portfolio transactions carried out by the index fund’s advisor to minimize the distribution of capital gains
○
Changes to the underlying securities that make up the target index
○
Errors made by the provider of the target index
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Tracking error risk may be heightened during times of increased market volatility or under other unusual market conditions. An index fund using a sampling strategy may be more likely to experience tracking error than an index fund using a replicating strategy.
Index Provider. Each Fund is subject to risks associated with its Index Provider. The securities that make up a Target Index and their weighting in the Target Index are determined by the Index Provider. The Index Provider does not provide any warranty or accept any liability with respect to the quality, accuracy, or completeness of the Target Index or any data used to compile the Target Index. Under normal circumstances, the Index Provider rebalances (updates) the Target Index on a regular schedule. However, the Index Provider may also rebalance the Target Index outside of the regular schedule or delay or cancel a scheduled rebalance, which could result in added costs for a Fund or cause a Fund to experience tracking error. The Index Provider may make errors, and it is possible that such errors may not be identified by the Index Provider for a period of time or at all. Any gains, losses, or costs associated with or resulting from an error made by the Index Provider will generally be borne by a Fund and, as a result, a Fund’s shareholders. A Fund’s advisor does not provide any warranty or guarantee against any errors made by the Index Provider.
Concentration Risk. Except as may be necessary to approximate the composition of its Target Index, each Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries. However, it is possible that a Target Index could become concentrated due to market conditions or the performance of a single or related group of issuers. If a Target Index becomes concentrated and a Fund needs to concentrate in the same industry or group of industries, its performance could be negatively impacted by the industry or industries in which it is concentrated.
Additional Risks
Geopolitical and Sanctions Risk. Due to growing dependencies between global economies, geopolitical events can negatively affect all securities, markets, and economies. It is possible that events which only impact one geographic area could have negative short- or long-term effects on markets, issuers, and/or exchanges in the United States and other countries.
At times, the United States, other governments, or other supranational bodies (e.g., the United Nations) may impose sanctions on countries and/or entities in response to geopolitical events or other priorities. Compliance with sanctions could impact the Funds, including the Funds’ abilities to transact in or obtain exposure to certain foreign securities and assets. Sanctions also could cause significant losses to the Funds’ investments and their performance could be negatively impacted. In lieu of sanctions, companies or specific goods that the company produces could be subjected to trade embargoes or tariffs, which can
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also affect securities markets and create volatility. So long as sanctions do not prohibit investment in the company or issuer, the Funds typically also would not be prohibited from investing in the affected company or issuer.
Potential Redemption Activity Impacts. The Vanguard funds can be negatively impacted by certain large redemptions. These redemptions could occur due to a single shareholder or multiple shareholders deciding to sell a large quantity of shares of a fund or a share class of the fund. Large redemptions can occur for many reasons, either as a result of actions taken by the Vanguard funds or their advisors, or as a result of events unrelated to actions taken by the Vanguard funds or their advisors. Actions taken by the Vanguard funds or their advisors could include, but are not limited to, changes to a fund’s advisor(s), changes to a fund’s portfolio manager(s), changes to the composition of a fund’s portfolio, and/or other product changes or launches that, for example, result in shareholders redeeming shares of one fund to purchase shares of another fund or investment vehicle. For a fund of funds, actions taken by the Vanguard funds or their advisors could include a withdrawal from an underlying fund or a change in the allocation to underlying funds. Events unrelated to actions taken by the Vanguard funds or their advisors could include shareholders selling out of a fund in response to market movements or regulatory changes.
A large redemption could adversely affect a fund’s liquidity and NAV. For example, a large redemption could require a fund’s manager to sell portfolio holdings at unplanned or inopportune times. The manager’s sale of these holdings, which is a taxable event, could require the fund to distribute any corresponding capital gains or other taxable income to the fund’s remaining shareholders; see Dividends, Distributions, and Taxes in the Investing in Vanguard Funds section for additional information. The increased trading activity could also increase underlying costs for the fund due to commissions paid by the fund. When large redemptions occur, the Vanguard funds reserve the right to pay all or part of the redemptions in-kind and/or delay payment of the redemption proceeds for up to seven calendar days; see “Methods Used to Meet Redemption Requests” under Purchase, Redemption, and Exchange of Fund Shares in the Investing in Vanguard Funds section.
Investing in Derivatives. Investing in derivatives may present risks different from, and/or greater than, those associated with investing directly in stocks, bonds, or other types of investments. Derivatives could expose a Fund to increased volatility and/or significant loss. Certain derivatives have an inherent leverage component, providing the Fund exposure to a sizable position in an underlying asset with a relatively small upfront investment at the time the Fund enters into the derivatives position. For these derivatives, an adverse change in the value or price of the underlying asset could result in a loss substantially greater than the amount invested in the derivative itself. Some derivatives require the Fund to enter into a contract with a counterparty. If the counterparty
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is unable or unwilling to fulfill its contractual obligation, the Fund may experience a loss. A liquid market may not always exist for the Fund’s derivatives positions. The Fund may be unable to sell or otherwise exit its derivatives position at desired times or prices, which could also result in a loss to the Fund. Some derivatives, particularly OTC derivatives, can be complex and often are valued subjectively. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund.
Derivatives may not perform as intended, which may result in losses to the Fund. For example, derivatives used for hedging or as a substitute for a portfolio instrument may not provide the expected benefits, particularly during adverse market conditions. The use of derivatives is also subject to legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty, and operational risk, which includes documentation or settlement issues, system failures, inadequate controls, and human error.
Ownership Limitations Risk. As the Vanguard funds continue to grow, they may be increasingly impacted by ownership limitations that apply to certain securities held by the Vanguard funds (“limited securities”). An ownership limitation restricts the amount of a security that funds within the same fund complex or funds advised by the same investment advisor can own. These limitations may apply even where an external manager or different affiliate of Vanguard provides investment advisory services to a fund. Ownership limitations restrict the amount that funds can invest in certain securities, due to either regulatory limits that apply to certain industries (for example, banking and utilities) or mechanisms that some issuers have in place to deter takeover attempts (for example, poison pills). These restrictions can have negative impacts on funds, including the inability of an index fund to track its index, the inability of a fund to meet its investment objectives, negative performance impacts, and unanticipated tax consequences. The impact of a particular ownership limitation on a Vanguard fund will vary based on several factors, including, but not limited to, a fund’s investment strategy and its current and desired exposure to limited securities, the industry to which the limitation applies, the country or region of a particular issuer, and the regulatory body imposing the limitation. In addition to the impacts of specific ownership limitations, the Vanguard funds are also subject to the risk of multiple ownership limitations applying at one time, which could increase the likelihood of a fund experiencing the negative impacts listed above. The Vanguard funds attempt to mitigate the impacts of ownership limitations through the various methods discussed below in “Methods to address ownership limitations.” However, it is possible that these methods will be unsuccessful and could also expose the Vanguard funds to other potential risks and negative consequences.
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Impacts of Ownership Limitations. When an ownership limitation applies, the Vanguard funds may need to allocate ownership of impacted securities across impacted Vanguard funds, and a Vanguard fund may not be able to buy additional securities or continue to hold existing securities above its allocated amounts. For index funds, this can result in tracking error if a fund cannot buy or hold the securities it needs in order to replicate or sample its target index. For active funds, this can result in a fund not being able to take advantage of favorable opportunities to invest in securities that are subject to limitations. For both index and active funds, the inability to buy or hold securities could prevent a fund from being able to meet its investment objective or invest in accordance with its investment strategy, and/or could negatively impact the fund’s performance. In addition, the steps taken to address ownership limitations could result in additional costs and/or unanticipated tax consequences to a fund that affect the amount, timing, and character of distributions to the fund’s shareholders. The more assets the Vanguard funds hold, the more likely it is that ownership limitations will negatively impact Vanguard funds because they will not be able to purchase additional shares of limited securities above their allocated amounts in order to fully invest their assets in accordance with their investment strategies.
Methods to Address Ownership Limitations. The Vanguard funds try to manage the negative impacts of these ownership limitations on the Vanguard funds by seeking permission (relief) from regulators and/or issuers to purchase or hold more securities than the amount allowed by ownership limitations. However, it is not always possible to secure relief and such relief could be revoked if the Vanguard funds are unable to satisfy the applicable conditions, or if the regulator or issuer changes its position or policy or if the applicable legal requirements become more restrictive. There is an increasing amount of uncertainty around how much ownership limitations relief regulators will grant to asset managers like Vanguard. Given this uncertainty, there is no guarantee that Vanguard or the Vanguard funds will be able to maintain their existing relief or obtain additional relief from ownership limitations in the future. A regulator may impose certain conditions on the Vanguard funds in connection with granting relief from an ownership limitation, including, for example, that the funds vote in a certain way with respect to shares of the limited security that the Vanguard funds hold in excess of the ownership limitation.
In addition, the relief upon which Vanguard and the Vanguard funds currently rely, which has allowed Vanguard to exceed certain ownership limitations, could be reduced or revoked, forcing the Vanguard funds to sell down one or more securities to comply with the ownership limitations. If a fund has to sell securities, there could be negative impacts to fund performance as well as unanticipated tax consequences that could impact the amount, timing, and character of distributions to the fund’s shareholders.
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When a Vanguard fund cannot buy or hold securities directly due to ownership limitations, the fund will typically try to get indirect exposure to impacted securities. The fund does this so that it can replicate as closely as possible the returns the fund would get if it directly owned the impacted securities. Indirect exposure can be accomplished through the use of derivatives, such as total return swaps, or by investing in wholly owned subsidiaries that hold the impacted securities. Both of these methods of obtaining indirect exposure increase fund costs, and, depending on the extent to which these alternatives are used by a fund to avoid exceeding ownership limits, the added costs could have a negative impact on the fund’s performance. With respect to an index fund, these added costs could also result in tracking error relative to the fund’s target index. The risks associated with derivatives use are discussed in more detail elsewhere in the prospectus.
There is no guarantee that laws and regulations always will allow that indirect exposure to limited securities may be omitted for purposes of determining the Vanguard funds’ exposure to limited securities and compliance with the applicable ownership limitations. In such circumstances, the Vanguard funds could not use these techniques and would be required to sell down the indirect and/or direct holdings in the applicable limited securities.
Other Investment Policies
In addition to employing its principal investment strategies, each Fund may use the following other investment strategies and types of investments in order to achieve its investment objective.
Substitute Index
Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the provider of its Target Index is terminated, or for any other reason determined in good faith by the Board. In any such instance, the substitute index would represent the same market segment as the Target Index.
Foreign Securities
Each Fund has the ability to invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up its Target Index. It is not expected that any Fund will invest more than 5% of its assets in foreign securities.
Other Types of Investments
Each Fund may invest in derivatives such as total return swaps, equity futures, or other derivatives. In general, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a
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reference rate. Each Fund attempts to remain fully invested in stocks in order to track its Target Index as closely as possible; however, to help stay fully invested and to reduce transaction costs, each Fund may invest in derivatives. Each Fund may use derivatives to obtain exposure to a stock, a basket of stocks, or an index. Derivatives may also be used as an alternate means to obtain economic exposure if a Fund is required to limit its investment in a particular issuer or industry. The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
Cash Management
Each Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are used as cash management vehicles for the Vanguard funds. When investing in a CMT Fund, each Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.
Temporary Defensive Measures
Each Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund’s best interest, so long as the strategy or policy employed is consistent with the Fund’s investment objective. For instance, a Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s investment objective when those instruments are favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately. A Fund may also invest beyond its normal limits in derivatives as an alternate means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry.
Portfolio Holdings
Please consult the Funds' Statement of Additional Information or Vanguard’s website for a description of the policies and procedures that govern disclosure of each Fund’s portfolio holdings.
Management and Distribution of the Funds
Each Fund is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
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Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
How is Vanguard’s Corporate Structure Unique?
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor
The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Equity Index Group. As of August 31, 2025, Vanguard served as advisor for approximately $9.3 trillion in assets. Vanguard provides investment advisory services to the Funds pursuant to the Funds’ Service Agreement and subject to the supervision and oversight of the trustees and officers of the Funds.
For the fiscal year ended August 31, 2025, the advisory expenses represented an effective annual rate of less than 0.01% of each Fund’s average net assets.
Although each Fund is managed solely by Vanguard, each Fund reserves the right to utilize a multimanager approach in the future. Under the terms of an SEC exemption, the Board may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in a Fund’s advisory arrangements will be communicated to shareholders in writing. As the Funds’ sponsor and overall manager, Vanguard may provide investment advisory services to a Fund at any time. Vanguard may also recommend to the Board that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Funds have filed an application seeking an SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, the Funds may rely on the new SEC relief.
For a discussion of why the Board approved each Fund’s investment advisory arrangement, see the Financial Statements and Other Information covering the fiscal period ended February 28.
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The managers primarily responsible for the day-to-day management of the Funds are:
Kenny Narzikul, CFA, Portfolio Manager at Vanguard. He has been with Vanguard since 2012, has worked in investment management since 2016, has managed investment portfolios since 2023, and has co-managed the Funds since 2023. Education: B.B.A., James Madison University.

Chris Nieves, CFA, Portfolio Manager at Vanguard. He has worked in investment management since 2013, has been with Vanguard since 2017, and has co-managed the Funds since February 2025. Education: B.A., Cornell University; MEng., Cornell University.
The Funds' Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Funds.
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Investing in Vanguard Funds
In this section, you will find information regarding buying and selling Vanguard fund shares. Vanguard reserves the right to change the policies in this section without notice. Please call or visit our website for current information. See Contacting Vanguard.
The availability of certain Vanguard fund share classes and/or shareholder services described in this prospectus will depend on the policies and procedures of the different accounts or investment products through which you hold your Vanguard fund shares. Vanguard fund shares can be held indirectly through financial intermediaries, or through investment products that use the funds as underlying investments such as employer-sponsored retirement or savings plans. In certain circumstances, Vanguard fund shares can be held directly with Vanguard.
If you hold Vanguard fund shares through accounts maintained by a financial intermediary, such as your securities dealer, broker, investment advisor, bank, other financial institution, including shares held in a brokerage account with Vanguard Brokerage Services®, or through an investment product such as an employer-sponsored retirement or savings plan, please consult your financial intermediary to determine which share classes are available to you and to learn about other rules that apply to your accounts. Your financial intermediary may impose rules that differ from, and/or charge a transaction or other fee in addition to, those described in this prospectus. Please consult your financial intermediary for details. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Vanguard fund as an investment option.
If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to investing directly with Vanguard. Vanguard reserves the right, upon reasonable notice, to discontinue the ability to hold Vanguard fund shares directly with Vanguard for any or all investors and/or to transfer such shares to an affiliate or other financial institution. For more information regarding your account and the shareholder services offered through your account, you may contact Vanguard by phone, by mail, or through our website. See Contacting Vanguard.
For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same
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fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.
Share Classes and Converting Shares
Share Class Overview
Each Vanguard fund may offer one or more share classes. If a Vanguard fund offers multiple share classes, each share class has the same investment objective, strategies, and policies. However, because different share classes can have different expenses, their investment returns may differ. Vanguard and the Funds have received an exemptive order from the SEC that permits the Funds to offer conventional mutual fund shares and ETF shares. This prospectus offers the Funds’ conventional mutual fund shares.
The following share classes are offered by each Fund:
• Institutional Shares, which generally require a minimum initial investment of $5 million.
• ETF Shares, which are an exchange-traded class of shares issued by each Fund.
You generally need a minimum of $1 to add to an existing account.
Additional eligibility requirements other than investment minimums may also apply to each share class. Investment minimums may differ for certain categories of accounts or investors. Certain types of accounts may meet the investment minimum for certain share classes by aggregating separate accounts within the same fund.
Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including changing the types of clients who are eligible to purchase each share class, increasing or decreasing the minimum amount required to open, convert shares to, or maintain a fund account, or increasing or decreasing the minimum amount required to add to an existing fund account.
Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them.
Accounts Held Through Financial Intermediaries. If you hold shares through a financial intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), your financial intermediary may have different policies regarding the availability of certain share classes from those described above. You should consult your financial intermediary to consider your options, including your eligibility for the share classes described above.
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Share Class Conversions
When a share class conversion occurs, you receive shares of one share class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the total dollar value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the net asset values (“NAVs”) of the two share classes. A conversion between share classes of the same fund is a nontaxable event.
Conversions to ETF Shares. Owners of certain conventional shares (i.e., not exchange-traded) issued by a Vanguard fund may be eligible to convert those shares to ETF Shares (if available) of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert conventional shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares by a shareholder. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.
ETF Shares must be held in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services® or with any other brokerage firm.
Vanguard Brokerage Services® does not impose a fee on conversions from Vanguard conventional shares to Vanguard ETF Shares. However, other financial intermediaries may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit, temporarily suspend, or terminate the conversion privilege. For additional information on converting conventional shares to ETF Shares, please contact Vanguard to obtain a prospectus for ETF Shares. See Contacting Vanguard.
Accounts Held Through Financial Intermediaries. If you hold shares through a financial intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), your financial intermediary may have different rules regarding conversion. You should consult with your financial intermediary to learn about the rules and to determine whether you are eligible to convert your shares.
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Pricing of Fund Shares
When you purchase shares, you pay the share price, also known as the NAV, plus any applicable purchase fee. Your shares are also redeemed at the NAV, minus any applicable redemption fee. The share price for your transaction is the next one calculated after your purchase or redemption order is received in good order. NAV is typically calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event generally shall also serve as the conclusion of the trading day. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Vanguard funds do not sell or redeem shares. However, on those days the value of a fund’s assets may be affected to the extent that the fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
If a fund only has one share class, the NAV per share is computed by dividing the total assets, minus liabilities, of a fund by the number of fund shares outstanding. If a fund has more than one share class, each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of fund shares outstanding for that class. The value of securities and other investments held by the Vanguard funds is determined pursuant to the valuation policies and procedures adopted by the Vanguard funds’ board of trustees. Vanguard has been designated as the valuation designee for the Vanguard funds pursuant to Rule 2a-5 under the Investment Company Act of 1940, subject to oversight by the Vanguard funds’ board of trustees.
Securities for which market quotations are readily available are valued at their market value, based on quotations provided by independent third-party pricing sources. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices, from the principal exchange or market on which they are traded. A fund’s investments in any mutual fund shares, including institutional money market fund shares, are valued at the NAVs of the mutual fund shares. A fund’s investments in any ETF shares or closed-end fund shares are valued at the market value of those shares.
When the market quotations are not readily available or do not accurately reflect the value of a security or other investment, such security or other investment is priced at fair value, generally based on information provided by independent third-party pricing services, in accordance with the valuation policies and procedures adopted by the Vanguard funds’ board of trustees. Fair
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value represents a good faith determination of the value of a fund’s investments. The fair value of a security or other investment is the amount that the owner might reasonably expect to receive upon the current sale of the security or other investment. Fair-value pricing may require subjective determinations. It is possible that the price determined through fair-value pricing may differ from the price quoted or published by other sources and may not be the price at which those investments could have been sold during the period in which the fair value was used.
Fair-value pricing may be used in a variety of circumstances. For example, it may be used if the value of a security or other investment has been materially affected by events occurring after the close of the principal exchange or market on which the security is traded but before the funds’ NAV is calculated. These events might be company-specific (e.g., earnings report, merger announcement), country-specific (e.g., significant price movements in U.S. or a foreign market), or regional/global events (e.g., natural disaster, economic or political news, interest rate change, act of terrorism). These events could affect a single security or a large number of securities in a particular market, and it most commonly occurs with foreign portfolio holdings because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the value of the foreign portfolio holdings may occur between the close of the foreign market and the time a fund’s NAV is calculated. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE.
In addition, fair-value pricing may be used if trading in a security is halted and does not resume before a fund’s pricing time, a security does not trade in the course of a day and a fund holds enough of the security that its price could affect the NAV, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available.
Fixed income securities are generally valued based on information furnished by independent pricing services and are priced at fair value. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Failures by third-party pricing services to carry out their obligations to the Vanguard funds (e.g., any errors in the data provided by third-party pricing services) could result in delays in the calculation of the funds’ NAVs and/or the inability to calculate the NAVs over extended time periods. The funds may be unable to recover any losses associated with such failures.
Vanguard fund share prices are published daily on our website.
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Purchase, Redemption, and Exchange of Fund Shares
How to Purchase, Redeem, and Exchange Shares
If you hold Vanguard fund shares through a financial intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), you should contact your financial intermediary to purchase, redeem, or exchange shares. Depending on the policies and procedures of your financial intermediary, the procedures and rules by which you open an account and/or purchase, redeem, and exchange shares may differ from the procedures and rules discussed below.
If you hold shares directly with Vanguard, please see the information below regarding purchasing, redeeming, and exchanging your shares.
How to Initiate a Purchase, Redemption, or Exchange Request
• Online or by telephone. You may open certain types of accounts, request a purchase, redemption, or exchange of your shares online through our website (if you are registered for online access), or by calling Vanguard. See Contacting Vanguard.
• By Mail. You may also send Vanguard your account registration form and check to open certain types of accounts. To add to an existing account, you may send your check with a purchase form. You may also send a form (available online) to Vanguard by mail to redeem from a fund account.
How to Pay for a Purchase
• By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on a Vanguard account, you must designate the bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan), if eligible, or upon request.
• By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.
• By check. You may make initial or additional purchases to your fund account by sending a check with a purchase form. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard—XX). For a list of Fund numbers (for share classes in this prospectus), see Additional Information. All purchase checks must be written in U.S. dollars, drawn on a U.S. bank, and accompanied by good order instructions. Vanguard does not accept cash, traveler’s checks,
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starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.
• By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund.
How to Receive Redemption Proceeds
• By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on a Vanguard account, you must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan), if eligible, or upon request.
• By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form.
• By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund.
• By check. You may have the proceeds of a fund redemption sent via check directly to you at the mailing address you have on file.
At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.
Other Rules You Should Know
Responsibility for Fraud. You should take precautions to protect yourself from fraud. Keep your account-related information private, and review any account confirmations, statements, or other information that we provide to you as soon as you receive them. Let us know immediately if you discover unauthorized activity or see something on your account that you do not understand or that looks unusual. Vanguard will not be responsible for losses that result from transactions by a person who we reasonably believe is authorized to act on your account.
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Wire Fee. Please note that Vanguard charges a $10 wire fee for outgoing wire redemptions. The fee is assessed in addition to, rather than being withheld from, redemption proceeds and is paid directly to the fund in which you invest. For example, if you redeem $100 via a wire, you will receive the full $100, and the $10 fee will be assessed to your fund account through an additional redemption of fund shares. If you redeem your entire fund account, your redemption proceeds will be reduced by the amount of the fee. The wire fee may not apply to certain types of accounts. Please call or visit our website for more information on how the wire fee is charged.
No Cancellation. Vanguard will not accept your request to cancel any purchase, redemption or exchange request once processing has begun, so please be careful when placing a transaction request.
New Accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.
Vanguard.com Registration. If you are a registered user of vanguard.com, you can review your account holdings; purchase, redeem, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.
Proof of a Caller’s Authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:
○
Authorization to act on the account (as the account owner or by legal documentation or other means).
○
Account registration and address.
○
Fund name and account number, if applicable.
○
Other information relating to the caller, the account owner, or the account.
Unusual Circumstances. If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request on a Vanguard form by regular or express mail.
Documentation for Certain Accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.
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Recently Purchased Shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund in an account with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.
Address Change. If you change your address online or by telephone, there may be up to a 14-day restriction (starting on the business day after your address is changed) on your ability to request check redemptions online and by telephone. You can request a redemption in writing (using a form available online) at any time. Confirmations of address changes are sent to both the old and new addresses.
Future Trade-Date Requests. Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as described in Trade Date. Vanguard reserves the right to return future-dated purchase checks.
Uncashed Checks. Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.
Invalid Addresses. If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions back to the fund from which the distribution occurred until you provide us with a valid mailing address. Reinvestments will receive the NAV calculated on the date of the reinvestment.
Dormant Accounts. If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law, subject to potential federal or state withholding taxes.
Accounts with More than One Owner. If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.
Share Certificates. Share certificates are no longer issued for Vanguard funds. Shares currently held in certificates cannot be redeemed, exchanged, converted, or transferred (reregistered) until you return the certificates (unsigned) to Vanguard by registered mail.
Additional Information Regarding Redemption of Shares
Methods Used to Meet Redemption Requests. Under normal circumstances, the Vanguard funds typically expect to meet redemptions with positive cash flows. When this is not an option, a fund seeks to maintain its risk exposure by
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selling a cross section of the fund’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, a fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio.
Under certain circumstances, including under stressed market conditions, there are additional tools that a fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. A fund may also suspend payment of redemption proceeds for up to seven days. Additionally under these unusual circumstances, a fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
Although the Vanguard funds typically intend to meet redemption requests in cash, in consideration of the best interests of the funds and their remaining shareholders, the funds reserve the right to pay redemption proceeds wholly or partly in-kind by delivering readily marketable securities held by the funds in lieu of cash in conformity with applicable rules of the SEC and in accordance with procedures adopted by the funds’ board of trustees. Redemptions in-kind may be used during both normal and stressed market conditions. For example, a fund may make a redemption in-kind if a cash redemption could negatively affect its operations or performance, as may be the case with large redemption amounts, or in situations where the redeeming shareholder may be engaged in market timing or frequent trading. A fund may delay payment of the redemption proceeds for up to seven calendar days.
Please contact Vanguard before you attempt to redeem a large dollar amount. In doing so, you may avoid in-kind or delayed payment of your redemption.
Emergency Circumstances. The Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, the Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances or such other periods, as determined by the SEC.
Timing of Payment of Redemption Proceeds. If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by the Vanguard fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. Please see Methods Used to Meet Redemption Requests and Emergency Circumstances for further information.
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If you hold shares directly with Vanguard, the following rules also apply:
• Timing of wire redemptions from money market funds:for telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Cash Reserves Federal Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.
• Timing of wire redemptions from all other funds: for requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.
• If your redemption request is not in good order, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction.
Good Order
Vanguard funds reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:
• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.
• Include the fund name and account number.
• Include the amount of the transaction (stated in dollars, shares, or percentage).
Written instructions also must generally be provided on a Vanguard form and include:
• Signature(s) and date from the authorized person(s).
• Signature guarantees or notarized signatures, if required for the type of transaction. (Call Vanguard for specific requirements.)
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• Any supporting documentation that may be required.
Good order requirements may vary among types of accounts and transactions. Vanguard reserves the right, without notice, to revise the requirements for good order. If you hold shares through a financial intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), please contact your financial intermediary for more details on good order requirements that may apply to you.
Trade Date
If you place your purchase, redemption, or exchange order through a financial intermediary (including through a brokerage account held at Vanguard Brokerage Services®), it is their responsibility to send your order to the Vanguard funds. Your transaction will be executed using the NAV next calculated after the order is received by the Vanguard funds in good order.
The Vanguard funds have authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain funds of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to purchase or redeem fund shares on behalf of the Vanguard funds. In these circumstances, the Vanguard fund will be deemed to receive an order when accepted by the authorized financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will be executed using the NAV next calculated after such acceptance.
If you hold shares directly with Vanguard, you may place your transaction request directly with Vanguard. Your transaction request will be executed using the NAV as calculated on the trade date as determined below. The trade date for any transaction request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are transacting, and the type of fund in which you are transacting. If your transaction request is not in good order, it may be rejected.
Trade Date for a Purchase Order. For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.
For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the
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trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.
Trade Date for a Redemption, Exchange, or Conversion Order (other than an order to convert to ETF Shares (if available)). If the transaction is received in good order on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will generally be the same day. If the transaction is received in good order on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will generally be the next business day.
Investing in Vanguard Funds through Employer-Sponsored Plans
If Vanguard fund shares are an investment option in your employer-sponsored retirement or savings plan, your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a fund as an investment option.
Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to a fund. Consult your recordkeeper or plan administrator for more information.
If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.
If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan. If you have any questions about the Vanguard funds or Vanguard, including those about a fund’s investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com. Vanguard reserves the right to change its policies without notice to shareholders.
Shareholder Documents
When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.
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Confirmation Statements. If you hold shares directly with Vanguard, we will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you purchase, redeem, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.
If you hold shares through a financial intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), your financial intermediary will provide you with confirmation statements. Please contact your financial intermediary for details.
Portfolio Summaries. If you hold shares directly with Vanguard, we will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.
Tax Information Statements. For most accounts, Vanguard (or your financial intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your financial intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.
Shareholder Reports and Financial Statements. Additional information about the Funds’ investments and performance is available in the Funds’ Annual and Semi-Annual Reports. The Funds’ financial statements are filed with the SEC on Form N-CSR and available on our website.
Electronic Delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and
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changing your mailing preferences. You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.
If you hold shares through a financial intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), please contact your financial intermediary for electronic access to shareholder documents. Some financial intermediaries may not offer this service.
Reservation of Rights
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the following rights:
Right to Change Policies. Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee charged to a shareholder or a group of shareholders. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.
Account Restrictions. Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency; (2) redeem shares, close an account, or suspend account privileges, features, or options in the case of threatening conduct or activity; (3) redeem shares, close an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4) place restrictions on the ability to redeem any or all shares in an account if it is required to do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud, financial exploitation or abuse, or to protect vulnerable investors when permitted by applicable law, regulations, or SEC guidance; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.
Right to Refuse or Reject Purchase Requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase
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request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance (as may be the case with large purchase amounts).
Please contact Vanguard before you attempt to invest a large dollar amount. In doing so, you may avoid delayed or rejected transactions.
Exchange Privilege. Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.
Please contact Vanguard before you attempt to exchange a large dollar amount. In doing so, you may avoid delayed or rejected transactions.
Account Liquidation. If an account no longer meets the eligibility requirements for a share class, a fund may, subject to applicable law, liquidate such fund account. Accounts with balances below the minimum amount required to maintain eligibility may be subject to liquidation, including when the decline results from market fluctuations or any other reason. This liquidation policy applies to nonretirement fund accounts and accounts that are held through financial intermediaries. You will be notified before a liquidation occurs.
Dividends, Distributions, and Taxes
Fund Distributions
Each Fund generally distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. Each Fund may also make distributions that are treated as a return of capital. Income dividends for Vanguard S&P Mid-Cap 400 Index Fund generally are distributed quarterly in March, June, September, and December; income dividends for Vanguard S&P Mid-Cap 400 Value Index Fund and Vanguard S&P Mid-Cap 400 Growth Index Fund generally are distributed annually in December. Capital gains distributions, if any, generally occur annually in December. In addition, each Fund may make a supplemental distribution at some other time during the year.
From time to time, Vanguard and/or a fund’s board of trustees may adjust a fund’s fees and expenses and/or reduce, refund, reimburse, waive, or otherwise return to the funds and their shareholders a portion of prior fees and expenses (collectively, “expense adjustments”). Fund performance and potentially shareholder distributions, will reflect such expense adjustments. If you sell all or part of your investment in a fund before an expense adjustment occurs, then you will not receive the economic benefit, if any, of such expense adjustment. An expense adjustment at any given time does not imply or guarantee that similar or additional expense adjustments will be made in the future.
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You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.
Basic Tax Points
Investors in taxable accounts should be aware of the following basic federal income tax points:
• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.
• Distributions declared and recorded in December—if paid to you by the end of January—are generally taxable as if received in December.
• Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, or a special tax deduction on “qualified REIT dividends,” if any, distributed by the Fund.
• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.
• Capital gains distributions can occur when a Fund sells assets at a gain. Capital gains distributions vary from year to year as a result of the Fund’s investment activities and cash flows, including those due to redemption activity by Fund shareholders.
• Capital gains distributions may occur if Vanguard, a Fund, or its advisor makes changes that would impact the Fund directly or indirectly, including changes to the Fund’s portfolio or advisors or changes to any other Vanguard fund or product that would involve the redemption of shares of the Fund and the related sale of the Fund’s investments. Such changes could, depending on the timing, result in capital gains distributions in the current fiscal year, subsequent fiscal year, or both.
• Your cost basis in the Fund will be decreased by the amount of any return of capital that you receive. This, in turn, will affect the amount of any capital gain or loss that you realize when selling or exchanging your Fund shares.
• Return of capital distributions generally are not taxable to you until your cost basis has been reduced to zero. If your cost basis is at zero, return of capital distributions will be treated as capital gains.
• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.
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• Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.
• Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.
• If you purchase shares before an ex-dividend date when a fund has realized but not yet distributed income or capital gains, the purchase price may include the amount of the upcoming distribution, and you may pay the full price for the shares and later receive a portion of the purchase price back as a taxable distribution. In such case, you generally will be taxed upon receipt of such distribution, even though the distribution effectively represents a return of a portion of your purchase price. This is known as “buying a dividend.”
Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.
Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your own tax advisor for detailed information about any tax consequences for you.
General Information
Backup Withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:
• Provide your correct taxpayer identification number.
• Certify that the taxpayer identification number is correct.
• Confirm that you are not subject to backup withholding.
Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.
Special Notice to Non-U.S. Investors. The Funds offered for sale in this prospectus are primarily intended to be made available to U.S. residents and may not be appropriate for investors taxable outside of the United States. Non-U.S. investors should visit the non-U.S. investors page on our website at global.vanguard.com for information about Vanguard’s non-U.S. products.
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Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements under the Internal Revenue Code, as well as any non-U.S. taxes imposed by the investor’s relevant tax jurisdiction, may apply to an investment in the Funds. Non-U.S. investors should consult their own tax advisors with respect to any particular U.S. or non-U.S. tax consequences of their investment in the Funds.
Frequent Trading Limitations
Overview
Some investors may try to profit from strategies involving frequent trading of mutual fund shares (such as market-timing) and other excessive trading practices (together, “frequent trading”). For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets because of different closing times of U.S. and non-U.S. markets, a practice also known as time-zone arbitrage. Some investors may also try to engage in frequent trading of funds holding investments in small-cap stocks and high-yield bonds that are thinly traded. Frequent trading may disrupt portfolio management strategies and increase a fund’s costs (such as increased brokerage and administrative costs) for all shareholders including the long-term investors.
Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits frequent trading. The Board has adopted policies and procedures reasonably designed to detect and discourage frequent trading. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading in all circumstances, the policies and procedures discussed below have been adopted to address these issues.
Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions. Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in Pricing of Fund Shares. Fair-value pricing may reduce or eliminate the profitability of certain frequent trading strategies.
Frequent Trading Policy
Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits an investor’s purchases or exchanges into a fund account for 30
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calendar days after the investor has redeemed or exchanged out of that fund account (“Frequent-Trading Limits”). ETF shares are not subject to these Frequent-Trading Limits. For Vanguard Retirement Investment Program pooled plans, the Frequent-Trading Limits apply to exchanges made online or by telephone.
The Frequent-Trading Limits do not apply to the following:
• Purchases of shares with reinvested dividend or capital gains distributions.
• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, Vanguard Small Business Online®, and certain transactions through intermediaries relating to systematic trades and required minimum distributions.
• Discretionary transactions through Vanguard Personal Advisor Services®, Vanguard Digital Advisor™, and discretionary (advisor-directed) transactions through certain intermediaries.
• Redemptions of shares to pay fund or account fees.
• Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans).
• Transfers and reregistrations of shares within the same fund.
• Purchases of shares by asset transfer or direct rollover.
• Conversions of shares from one share class to another in the same fund.
• Checkwriting redemptions.
• Section 529 college savings plans.
• Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)
• Certain transactions below dollar value or other thresholds specified by Vanguard.
• In-kind transfers to a shareholder’s donor advised fund managed by Vanguard Charitable.
For participants in employer-sponsored defined contribution plans,* the Frequent-Trading Limits do not apply to:
• Purchases of shares with participant payroll or employer contributions or loan repayments.
• Purchases of shares with reinvested dividend or capital gains distributions.
• Distributions, loans, and in-service withdrawals from a plan.
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• Redemptions of shares as part of a plan termination or at the direction of the plan.
• Transactions executed through the Vanguard Managed Account Program.
• Redemptions of shares to pay fund or account fees.
• Share or asset transfers or rollovers.
• Reregistrations of shares.
• Conversions of shares from one share class to another in the same fund.
• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)
*The following Vanguard fund accounts are also subject to the Frequent-Trading Limits: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.
Accounts Held by Institutions (Other Than Defined Contribution Plans). Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.
Accounts Held by Intermediaries. When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.
For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and Frequent-Trading Limits may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer Frequent-Trading Limits. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
Do not invest with Vanguard if you are a market-timer.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual Financial Statements and Other Information. You may obtain a free copy of a fund’s latest disclosure documents upon request.
Vanguard S&P Mid-Cap 400 Index Fund Institutional Shares

For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$417.85	$357.01	$328.11	$371.30	$259.90
Investment Operations
Net Investment Income[1]	6.005	5.573	5.108	5.037	4.038
Net Realized and Unrealized Gain (Loss) on Investments	22.108	60.504	29.113	(43.574)	111.307
Total from Investment Operations	28.113	66.077	34.221	(38.537)	115.345
Distributions
Dividends from Net Investment Income	(5.963)	(5.237)	(5.321)	(4.653)	(3.945)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(5.963)	(5.237)	(5.321)	(4.653)	(3.945)
Net Asset Value, End of Period	$440.00	$417.85	$357.01	$328.11	$371.30
Total Return	6.82%	18.68%	10.64%	-10.43%	44.69%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,721	$1,480	$1,491	$1,325	$1,396
Ratio of Total Expenses to Average Net Assets	0.05%	0.08%	0.08%[2]	0.08%[2]	0.08%
Ratio of Net Investment Income to Average Net Assets	1.44%	1.48%	1.51%	1.43%	1.24%
Portfolio Turnover Rate[3]	15%	19%	14%	11%	16%

1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.08%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
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Vanguard S&P Mid-Cap 400 Value Index Fund Institutional Shares

For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$380.08	$331.78	$308.23	$331.49	$219.78
Investment Operations
Net Investment Income[1]	7.779	6.508	5.762	6.147	5.090
Net Realized and Unrealized Gain (Loss) on Investments	23.696	47.369	24.063	(23.292)	113.153
Total from Investment Operations	31.475	53.877	29.825	(17.145)	118.243
Distributions
Dividends from Net Investment Income	(6.935)	(5.577)	(6.275)	(6.115)	(6.533)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(6.935)	(5.577)	(6.275)	(6.115)	(6.533)
Net Asset Value, End of Period	$404.62	$380.08	$331.78	$308.23	$331.49
Total Return	8.38%	16.39%	9.88%	-5.23%	54.62%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$107	$123	$99	$79	$162
Ratio of Total Expenses to Average Net Assets	0.05%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to Average Net Assets	2.03%	1.90%	1.81%	1.90%	1.79%
Portfolio Turnover Rate[2]	39%	41%	43%	33%	36%

1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
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Vanguard S&P Mid-Cap 400 Growth Index Fund Institutional Shares

For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$451.83	$378.38	$344.11	$409.55	$303.97
Investment Operations
Net Investment Income[1]	3.886	4.381	4.208	3.533	2.347
Net Realized and Unrealized Gain (Loss) on Investments	20.200	73.820	33.855	(66.731)	106.033
Total from Investment Operations	24.086	78.201	38.063	(63.198)	108.380
Distributions
Dividends from Net Investment Income	(3.766)	(4.751)	(3.793)	(2.242)	(2.800)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.766)	(4.751)	(3.793)	(2.242)	(2.800)
Net Asset Value, End of Period	$472.15	$451.83	$378.38	$344.11	$409.55
Total Return	5.37%	20.86%	11.21%	-15.50%	35.80%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$159	$170	$177	$125	$151
Ratio of Total Expenses to Average Net Assets	0.05%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to Average Net Assets	0.87%	1.08%	1.19%	0.94%	0.65%
Portfolio Turnover Rate[2]	38%	48%	48%	44%	40%

1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
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Additional Information
A Precautionary Note to Investment Companies. Each Fund’s shares are issued by registered investment companies, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
Forum Selection. The Trust’s Bylaws designate Delaware courts as the exclusive forum for certain claims against or related to the Trust, a trustee, an officer, or other employee of the Trust, except that, unless the Trust otherwise consents in writing, the U.S. Federal District Courts are the exclusive forum for the resolution of complaints under the Securities Act of 1933 or the 1940 Act. These provisions may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
Shareholder Rights. Each Fund’s Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of the Trust that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application. The Trust’s Bylaws also provide that shareholders waive the right to trial by jury to the fullest extent permitted by law.
Joint Committed Credit Facility. Each Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Board and renegotiation with the lender syndicate on an annual basis.
Securities Market Indexes
Listed below is the broad-based securities market index, as referenced in the Funds’ Average Annual Total Returns tables:
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Dow Jones U.S. Total Stock Market Float Adjusted Index. An index designed to measure all U.S. equity issues with readily available prices.
Vanguard Fund	Inception Date	Newspaper Abbreviation	Vanguard Fund Number	CUSIP Number
Vanguard S&P Mid-Cap 400 Index Fund
Institutional Shares	3/28/2011 (ETF Shares 9/7/2010)	400MidCapIdxInst	1842	921932877
Vanguard S&P Mid-Cap 400 Value Index Fund
Institutional Shares	11/2/2010 (ETF Shares 9/7/2010)	400MCValIdxInst	1844	921932836
Vanguard S&P Mid-Cap 400 Growth Index Fund
Institutional Shares	3/28/2011 (ETF Shares 9/7/2010)	400MCGwthIdxInst	1843	921932851
Inception Date means the date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
CGS identifiers have been provided by CUSIP Global Services, managed on behalf of the American Bankers Association by FactSet Research Systems Inc., and are not for use or dissemination in a manner that would serve as a substitute for any CUSIP service. The CUSIP Database, © 2025 American Bankers Association. “CUSIP” is a registered trademark of the American Bankers Association.
CFA® is a registered trademark owned by CFA Institute.
The “S&P MidCap 400 Index, S&P MidCap 400 Value Index, and S&P MidCap 400 Growth Index” (the “Indexes”) are products of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”) and have been licensed for use by Vanguard. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Vanguard. Vanguard S&P Mid-Cap 400 Index Fund, Vanguard S&P Mid-Cap 400 Value Index Fund, and Vanguard S&P Mid-Cap 400 Growth Index Fund are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of Vanguard S&P Mid-Cap 400 Index Fund, Vanguard S&P Mid-Cap 400 Value Index Fund, and Vanguard S&P Mid-Cap 400 Growth Index Fund or any member of the public regarding the advisability of investing in securities generally or in Vanguard S&P Mid-Cap 400 Index Fund, Vanguard S&P Mid-Cap 400 Value Index Fund, and Vanguard S&P Mid-Cap 400 Growth Index Fund particularly or the ability of the S&P MidCap 400 Index, S&P MidCap 400 Value Index, and S&P MidCap 400 Growth Index to track general market performance. S&P Dow Jones Indices’ only relationship to Vanguard with respect to the S&P MidCap 400 Index, S&P MidCap 400 Value Index, and S&P MidCap 400 Growth Index is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P MidCap 400 Index, S&P MidCap 400 Value Index, and S&P MidCap 400 Growth Index are determined, composed and calculated by S&P Dow Jones Indices without regard to Vanguard or Vanguard S&P Mid-Cap 400 Index Fund, Vanguard S&P Mid-Cap 400 Value Index Fund, and Vanguard S&P Mid-Cap 400 Growth Index Fund. S&P Dow Jones Indices has no obligation to take the needs of Vanguard or the owners of Vanguard S&P Mid-Cap 400
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Index Fund, Vanguard S&P Mid-Cap 400 Value Index Fund, and Vanguard S&P Mid-Cap 400 Growth Index Fund into consideration in determining, composing or calculating the S&P MidCap 400 Index, S&P MidCap 400 Value Index, and S&P MidCap 400 Growth Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of Vanguard S&P Mid-Cap 400 Index Fund, Vanguard S&P Mid-Cap 400 Value Index Fund, and Vanguard S&P Mid-Cap 400 Growth Index Fund or the timing of the issuance or sale of Vanguard S&P Mid-Cap 400 Index Fund, Vanguard S&P Mid-Cap 400 Value Index Fund, and Vanguard S&P Mid-Cap 400 Growth Index Fund or in the determination or calculation of the equation by which Vanguard S&P Mid-Cap 400 Index Fund, Vanguard S&P Mid-Cap 400 Value Index Fund, and Vanguard S&P Mid-Cap 400 Growth Index Fund are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Vanguard S&P Mid-Cap 400 Index Fund, Vanguard S&P Mid-Cap 400 Value Index Fund, and Vanguard S&P Mid-Cap 400 Growth Index Fund. There is no assurance that investment products based on the S&P MidCap 400 Index, S&P MidCap 400 Value Index, and S&P MidCap 400 Growth Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF VANGUARD S&P MID-CAP 400 INDEX FUND, VANGUARD S&P MID-CAP 400 VALUE INDEX FUND, AND VANGUARD S&P MID-CAP 400 GROWTH INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND VANGUARD, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
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Contacting Vanguard
Web
Vanguard.com	For the most complete source of Vanguard news For fund, account, and service information For most account transactions For literature requests 24 hours a day, 7 days a week

Phone
Investor Information 800-662-7447 (Text telephone for people with hearing impairment at 800-749-7273)	For fund and service information For literature requests
Client Services 800-662-2739 (Text telephone for people with hearing impairment at 800-749-7273)	For account information For most account transactions
Participant Services 800-523-1188 (Text telephone for people with hearing impairment at 800-749-7273)	For information and services for participants in employer-sponsored plans
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57

Connect with Vanguard® ˃ vanguard.com
For More Information
If you would like more information about Vanguard S&P Mid-Cap 400 Index Funds, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders and Form N-CSR
Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders and in Form N-CSR. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. In Form N-CSR, you will find the Funds’ annual and semiannual financial statements.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Funds and is incorporated by reference into (and thus legally a part of) this prospectus.
To obtain a free copy of the latest annual or semiannual report, financial statements, or the SAI, or to request additional information about the Funds or other Vanguard funds, please visit https://vgi.vg/fund-literature or contact us as follows:
If you are an individual investor:
Telephone: 800-662-7447; Text telephone for people with hearing impairment: 800-749-7273
If you are a client of Vanguard’s Institutional Division:
Telephone: 800-523-1036; Text telephone for people with hearing impairment: 800-749-7273
If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:
Client Services Department
Telephone: 800-662-2739; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Funds are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Funds’ Investment Company Act file number: 811-07043
© 2025 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
I 1842 122025

December 19, 2025
Prospectus

Vanguard S&P Small-Cap 600 Index Funds
Institutional Shares
Vanguard S&P Small-Cap 600 Index Fund Institutional Shares (VSMSX)
Vanguard S&P Small-Cap 600 Value Index Fund Institutional Shares (VSMVX)

This prospectus contains financial data for the Funds through the fiscal year ended August 31, 2025.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Vanguard S&P Small-Cap 600 Index Fund
Investment Objective
Vanguard S&P Small-Cap 600 Index Fund (the “Fund”) seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks in the United States.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell Institutional Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.02%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses[1]	0.03%
1
The expense information shown in the table has been restated to reflect current fees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
1 Year	3 Years	5 Years	10 Years
$3	$10	$17	$39
1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs an indexing investment approach designed to track the performance of the S&P SmallCap 600® Index (the “Target Index”). The Target Index measures the performance of small-capitalization companies in the United States. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the stocks that make up the Target Index. The Fund attempts to replicate the Target Index by investing all, or substantially all, of its assets in the stocks that make up the Target Index, holding each stock in approximately the same proportion as its weighting in the Target Index.
Principal Risks
As with any investment, an investment in the Fund could lose money over any time period. The Fund’s share price and total return may fluctuate, potentially within a wide range. The principal risks of investing in the Fund are summarized below. Each of the following risks could affect the Fund’s performance:
• General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
• Investing in Equity Markets. The Fund invests in the equity markets. Equity markets have historically been cyclical, having periods of time when stock values rise and fall. Market volatility can lead to significant fluctuations in stock values, resulting in potential losses to the Fund.
• Market Capitalization (Market Cap). Companies are generally classified into three types of market cap depending on their size: small-, mid-, and large-cap. Companies can be further classified into micro- or mega-cap.
2

Different factors can affect each market cap uniquely, and historically small- and mid-cap stocks have typically been more volatile due to the effects of changing economic conditions. Large companies may not reach the same levels of growth or performance as smaller companies, and they may be slower to react to competitive challenges. The performance of funds that invest in a subset of market caps could diverge from the performance of a fund that is focused on a broader representation of the stock market.
• Index Investing. The Fund is subject to risks associated with index investing. Because the Fund generally seeks to track the performance of the Target Index regardless of how the Target Index is performing, the Fund’s performance may be lower than it would be if it were actively managed. Although the Fund seeks to hold substantially all of the securities included in the Target Index, it may be unable to do so. In addition, the Fund could be prevented from holding one or more securities in the same proportion as in the Target Index. The performance of the Fund’s investments, in the aggregate, may not match the investment performance of the Target Index. This risk, known as tracking error risk, may be heightened during times of increased market volatility or under other unusual market conditions. The Fund also could be negatively impacted by changes to the Target Index made by the Index Provider or by errors made by the Index Provider. Any gains, losses, or costs associated with or resulting from an error made by the Index Provider will generally be borne by the Fund and, as a result, the Fund’s shareholders.
• Concentration Risk. Except as may be necessary to approximate the composition of its Target Index, the Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries. If the Target Index becomes concentrated and the Fund needs to concentrate in the same industry or group of industries, its performance could be negatively impacted by the industry or industries in which it is concentrated.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table show the Fund’s historical performance and are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Institutional Shares compare with those of a broad-based securities market index and one or more additional indexes with similar investment characteristics as the Fund. Keep in mind that
3

the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.
Annual Total Returns — Vanguard S&P Small-Cap 600 Index Fund Institutional Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2025, was 4.26%.
During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	31.31%	December 31, 2020
Lowest	-32.62%	March 31, 2020
Average Annual Total Returns for Periods Ended December 31, 2024
	1 Year	5 Years	10 Years
Vanguard S&P Small-Cap 600 Index Fund Institutional Shares
Return Before Taxes	8.63%	8.33%	8.94%
Return After Taxes on Distributions	8.23	7.95	8.57
Return After Taxes on Distributions and Sale of Fund Shares	5.35	6.50	7.23
S&P SmallCap 600 Index (reflects no deduction for fees, expenses, or taxes)	8.70%	8.36%	8.96%
Dow Jones U.S. Total Stock Market Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	23.88	13.78	12.48
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return
4

After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Managers
Kenny Narzikul, CFA, Portfolio Manager at Vanguard. He has co-managed the Fund since 2023.

Jena Stenger, Portfolio Manager at Vanguard. She has co-managed the Fund since February 2025.
Purchase and Sale of Fund Shares
If you invest directly with Vanguard, you may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). The minimum investment amount required to open a Fund account for Institutional Shares is generally $5 million. The minimum investment amount required to add to an existing Fund account is generally $1.

If you invest in Vanguard fund shares through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its advisor do not pay financial intermediaries for sales of Fund shares.
5

Vanguard S&P Small-Cap 600 Value Index Fund
Investment Objective
Vanguard S&P Small-Cap 600 Value Index Fund (the “Fund”) seeks to track the performance of a benchmark index that measures the investment return of small-capitalization value stocks in the United States.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell Institutional Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.01%
12b-1 Distribution Fee	None
Other Expenses	0.02%
Total Annual Fund Operating Expenses[1]	0.03%
1
The expense information shown in the table has been restated to reflect current fees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
1 Year	3 Years	5 Years	10 Years
$3	$10	$17	$39
6

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs an indexing investment approach designed to track the performance of the S&P SmallCap 600® Value Index (the “Target Index”), which represents the value companies of the S&P SmallCap 600 Index, as determined by the Index Provider. The Target Index measures the performance of small-capitalization value companies in the United States. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the stocks that make up the Target Index. The Fund attempts to replicate the Target Index by investing all, or substantially all, of its assets in the stocks that make up the Target Index, holding each stock in approximately the same proportion as its weighting in the Target Index.
Principal Risks
As with any investment, an investment in the Fund could lose money over any time period. The Fund’s share price and total return may fluctuate, potentially within a wide range. The principal risks of investing in the Fund are summarized below. Each of the following risks could affect the Fund’s performance:
• General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
• Investing in Equity Markets. The Fund invests in the equity markets. Equity markets have historically been cyclical, having periods of time when stock values rise and fall. Market volatility can lead to significant fluctuations in stock values, resulting in potential losses to the Fund.
• Market Capitalization (Market Cap). Companies are generally classified into three types of market cap depending on their size: small-, mid-, and
7

large-cap. Companies can be further classified into micro- or mega-cap. Different factors can affect each market cap uniquely, and historically small- and mid-cap stocks have typically been more volatile due to the effects of changing economic conditions. Large companies may not reach the same levels of growth or performance as smaller companies, and they may be slower to react to competitive challenges. The performance of funds that invest in a subset of market caps could diverge from the performance of a fund that is focused on a broader representation of the stock market.
• Value Investing. The Fund’s approach to value investing could cause it to underperform other stock funds that use a different investment style. The Fund’s investments in value stocks are subject to the risk that the stocks’ valuations do not improve at the anticipated rate or that their returns do not move in tandem with the returns of other investment styles or the broader stock market.
• Index Investing. The Fund is subject to risks associated with index investing. Because the Fund generally seeks to track the performance of the Target Index regardless of how the Target Index is performing, the Fund’s performance may be lower than it would be if it were actively managed. Although the Fund seeks to hold substantially all of the securities included in the Target Index, it may be unable to do so. In addition, the Fund could be prevented from holding one or more securities in the same proportion as in the Target Index. The performance of the Fund’s investments, in the aggregate, may not match the investment performance of the Target Index. This risk, known as tracking error risk, may be heightened during times of increased market volatility or under other unusual market conditions. The Fund also could be negatively impacted by changes to the Target Index made by the Index Provider or by errors made by the Index Provider. Any gains, losses, or costs associated with or resulting from an error made by the Index Provider will generally be borne by the Fund and, as a result, the Fund’s shareholders.
• Concentration Risk. Except as may be necessary to approximate the composition of its Target Index, the Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries. If the Target Index becomes concentrated and the Fund needs to concentrate in the same industry or group of industries, its performance could be negatively impacted by the industry or industries in which it is concentrated.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
8

Annual Total Returns
The following bar chart and table show the Fund’s historical performance and are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Institutional Shares compare with those of a broad-based securities market index and one or more additional indexes with similar investment characteristics as the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.
Annual Total Returns — Vanguard S&P Small-Cap 600 Value Index Fund Institutional Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2025, was 3.21%.
During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	32.96%	December 31, 2020
Lowest	-37.33%	March 31, 2020
Average Annual Total Returns for Periods Ended December 31, 2024
	1 Year	5 Years	10 Years
Vanguard S&P Small-Cap 600 Value Index Fund Institutional Shares
Return Before Taxes	7.52%	8.12%	8.18%
Return After Taxes on Distributions	6.99	7.57	7.68
Return After Taxes on Distributions and Sale of Fund Shares	4.74	6.26	6.51
S&P SmallCap 600 Value Index (reflects no deduction for fees, expenses, or taxes)	7.56%	8.10%	8.18%
Dow Jones U.S. Total Stock Market Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	23.88	13.78	12.48
9

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Managers
Kenny Narzikul, CFA, Portfolio Manager at Vanguard. He has co-managed the Fund since 2023.

Jena Stenger, Portfolio Manager at Vanguard. She has co-managed the Fund since February 2025.
Purchase and Sale of Fund Shares
If you invest directly with Vanguard, you may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). The minimum investment amount required to open a Fund account for Institutional Shares is generally $5 million. The minimum investment amount required to add to an existing Fund account is generally $1.

If you invest in Vanguard fund shares through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gains. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its advisor do not pay financial intermediaries for sales of Fund shares.
10

More on the Funds
This prospectus provides information about the following Vanguard funds (each, a “Fund,” and collectively, the “Funds”):
• Vanguard S&P Small-Cap 600 Index Fund
• Vanguard S&P Small-Cap 600 Value Index Fund
Each Fund is a series of Vanguard Admiral Funds® (the “Trust”). Reading this prospectus will help you decide whether a Fund is the right investment for you.
As you consider an investment in a Fund, you should take into account your tolerance for fluctuations in the securities markets. The costs of investing are another important consideration. As a Fund shareholder, you will pay a proportionate share of the costs of operating a Fund and any transaction costs incurred when a Fund buys or sells securities, including costs generated by shareholders of other share classes to the extent a Fund offers more than one share class. These costs can erode a substantial portion of the gross income or the capital appreciation a Fund achieves. Even seemingly small differences can, over time, have a dramatic effect on a Fund’s performance.
Investment Objectives and More on Principal Investment Strategies
In this section, you will find more information about each Fund’s investment objective and the principal investment strategies and policies that each Fund uses in pursuit of its investment objective. The Trust’s board of trustees (the “Board”) oversees each Fund’s management. The Board may approve changes to a Fund’s strategies or policies in the interest of shareholders without shareholder approval unless the strategy or policy is designated as fundamental.
Investment Objectives
The Funds’ investment objectives are as follows:
• Vanguard S&P Small-Cap 600 Index Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks in the United States.
• Vanguard S&P Small-Cap 600 Value Index Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization value stocks in the United States.
Each Fund’s investment objective is not fundamental and may be changed without shareholder approval.
11

Implementation of Investment Objectives
To achieve its investment objective, each Fund employs an indexing, or passive, investment approach designed to track the performance of its Target Index (each a “Target Index,” and collectively, the “Target Indexes”):

• Vanguard S&P Small-Cap 600 Index Fund’s Target Index is the S&P SmallCap 600 Index.
• Vanguard S&P Small-Cap 600 Value Index Fund’s Target Index is the S&P SmallCap 600 Value Index.
What are Index Funds?
Index funds attempt to track—not outperform—the performance of a specified market index. An index is a group of securities whose overall performance is used as a standard to measure the investment
performance of a particular market. Some indexes represent entire markets, such as the U.S. stock market, while others cover a segment of a market, such as short-term bonds.

One cannot invest directly in an index. Instead, an index fund’s advisor will typically seek to hold all, or substantially all, of the securities that make up the fund’s target index (often referred to as “replicating” an index or a “full replication” approach) or a representative sample of the securities that make up a fund’s target index (“sampling” an index).

Under normal circumstances, each Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the stocks that make up its Target Index. Investments in derivatives may be counted toward a Fund’s 80% policy to the extent that they provide investment exposure to the securities included within the policy or to one or more market risk factors associated with such securities. Each Fund may change its 80% policy only upon 60 days’ notice to shareholders.
Security Selection
Each Fund uses the replication method of indexing, meaning that a Fund generally holds the same stocks as those in its Target Index and in approximately the same proportions. The advisor buys and sells securities for a Fund for the purpose of tracking the Target Index.
Vanguard S&P Small-Cap 600 Index Fund. The Fund tracks the performance of the S&P SmallCap 600 Index, a float-adjusted market cap-weighted index that seeks to measure the small-cap segment of the U.S. equity market. The Fund’s Target Index is rebalanced quarterly in March, June, September, and
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December. As of August 31, 2025, the number of stocks (constituents) in the Fund’s Target Index was 602. The constituents are reviewed for inclusion by the Index Provider and are likely to change over time.
Vanguard S&P Small-Cap 600 Value Index Fund. The Fund tracks the performance of the S&P SmallCap 600 Value Index, a modified market cap-weighted index. The Fund’s Target Index is made up of constituents from a corresponding index (S&P SmallCap 600 Index) that are classified as value stocks. The Fund’s Target Index is rebalanced annually in December, with quarterly reviews in March, June, and September. As of August 31, 2025, the number of stocks (constituents) in the Fund’s Target Index was 458. The constituents are reviewed for inclusion by the Index Provider and are likely to change over time.
The Target Indexes are owned, calculated, and controlled by the Index Provider in its sole discretion. Neither the advisor nor any of its affiliates has discretion to select Target Index components or change a Target Index’s methodology.
Stocks of publicly traded companies are often classified according to market capitalization, which is the market value of a company’s outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap. It is important to understand that there is no “official” definition of each type of small-cap, mid-cap, or large-cap and that market capitalization ranges can change over time.
A fund’s median market capitalization, which is the midpoint of the market capitalization of the fund’s stocks weighted by the proportion of the fund’s assets invested in each stock, can be used as an indicator of the size of the companies in which it invests. Stocks representing half of a fund’s assets will have market capitalizations above the median, and the rest will fall below it. As of August 31, 2025, the asset-weighted median market capitalization of each Fund’s stock holdings was:
Vanguard Fund	Asset-Weighted Median Market Capitalization
Vanguard S&P Small-Cap 600 Index Fund	$3.5 billion
Vanguard S&P Small-Cap 600 Value Index Fund	$2.8 billion
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Additional Information Regarding the Funds’ Investments
The Funds’ investments are described in more detail below.
• Small-Cap Stocks represent smaller companies, which may be newer or operate in niche markets. These companies can offer higher growth potential than larger companies and may be more agile in adapting to market changes. However, they also face greater risks, such as limited access to capital and vulnerability during economic downturns.
• Value Stocks typically represent companies that appear to be undervalued based on financial metrics like price-to-earnings or book value. These stocks are often priced lower relative to their fundamentals, which may reflect temporary challenges, such as recent earnings or negative market sentiment, rather than long-term issues. Value stocks typically offer higher dividend yields than other types of stocks, which can make them attractive to investors seeking income as well as potential price appreciation.
More on Fund Risks
Investing in the securities markets can result in a loss of principal. Each Fund is subject to a variety of risks, including the principal risks listed below, that can impact its net asset value (NAV), performance, and ability to achieve its investment objective.
More on Principal Risks
General Market Risk. The markets in which the Funds invest can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Funds’ investments, thereby resulting in potential losses to the Funds over short or long periods.
Investing in Equity Markets. The Funds invest in the equity markets. Equity markets have historically been cyclical, having periods of time when stock values rise and fall. These periods of rising and falling values can occur for unpredictable timeframes over the short- and long-term. Market volatility also is unpredictable and can lead to significant fluctuations in stock values, resulting in potential losses to the Funds.
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Market Capitalization (Market Cap) — Small-Cap Companies. Small-cap companies are some of the smallest in size. Because of this, they may be more affected by adverse business or economic events than larger companies and the price of their securities may move more dramatically and be more volatile. The Funds’ focus on small-cap companies could affect their performance relative to a fund that is focused on a broader representation of the stock market.
Value Investing (Applies to Vanguard S&P Small-Cap 600 Value Index Fund). Companies and their stock are often classified as growth or value. Growth investing and value investing are two investment styles used by advisors. Under certain market conditions these investment styles may perform differently, generating varying returns. The Fund’s approach to value investing could cause it to underperform other stock funds that use a different investment style. The Fund’s investments in value stocks are subject to the risk that the stocks’ valuations do not improve at the anticipated rate or that their returns do not move in tandem with the returns of other investment styles or the broader stock market.
Index Investing. Each Fund is subject to the following risks associated with index investing:
Passive Management. Each Fund seeks to track the performance of its Target Index regardless of how the Target Index is performing. The advisor’s use of an indexing, or passive, approach to select and maintain investments for each Fund means that the advisor will select investments for the purpose of tracking the Target Index and generally will not use strategies to reduce negative impacts to the Fund during periods of market volatility. As a result, a Fund’s performance may be lower than it would be if it were actively managed.
Index Replication Strategy. Although each Fund seeks to hold substantially all of the securities included in its Target Index, it may be unable to do so. In addition, a Fund could be prevented from holding one or more of the securities in the same proportion as in the Target Index.
Tracking Error. The performance of a Fund’s investments, in the aggregate, may not match the investment performance of its Target Index. It is important to understand that an index fund will never perform exactly the same as its target index because, among other things, an index fund has operating expenses and transaction costs and its target index does not. Beyond these inherent differences in the operation of an index fund versus the operation of its target index, there are a variety of other factors that can cause or result in tracking error.These may include, but are not limited to:
○
Price differences between the securities held by the index fund and those included in its target index
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Cash flows into or out of the index fund
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○
The size of the index fund
○
Compliance with new or existing regulatory requirements
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Portfolio transactions carried out by the index fund’s advisor to minimize the distribution of capital gains
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Changes to the underlying securities that make up the target index
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Errors made by the provider of the target index
Tracking error risk may be heightened during times of increased market volatility or under other unusual market conditions. An index fund using a sampling strategy may be more likely to experience tracking error than an index fund using a replicating strategy.
Index Provider. Each Fund is subject to risks associated with its Index Provider. The securities that make up a Target Index and their weighting in the Target Index are determined by the Index Provider. The Index Provider does not provide any warranty or accept any liability with respect to the quality, accuracy, or completeness of the Target Index or any data used to compile the Target Index. Under normal circumstances, the Index Provider rebalances (updates) the Target Index on a regular schedule. However, the Index Provider may also rebalance the Target Index outside of the regular schedule or delay or cancel a scheduled rebalance, which could result in added costs for a Fund or cause a Fund to experience tracking error. The Index Provider may make errors, and it is possible that such errors may not be identified by the Index Provider for a period of time or at all. Any gains, losses, or costs associated with or resulting from an error made by the Index Provider will generally be borne by a Fund and, as a result, a Fund’s shareholders. A Fund’s advisor does not provide any warranty or guarantee against any errors made by the Index Provider.
Concentration Risk. Except as may be necessary to approximate the composition of its Target Index, each Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries. However, it is possible that a Target Index could become concentrated due to market conditions or the performance of a single or related group of issuers. If a Target Index becomes concentrated and a Fund needs to concentrate in the same industry or group of industries, its performance could be negatively impacted by the industry or industries in which it is concentrated.
Additional Risks
Geopolitical and Sanctions Risk. Due to growing dependencies between global economies, geopolitical events can negatively affect all securities, markets, and economies. It is possible that events which only impact one geographic area could have negative short- or long-term effects on markets, issuers, and/or exchanges in the United States and other countries.
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At times, the United States, other governments, or other supranational bodies (e.g., the United Nations) may impose sanctions on countries and/or entities in response to geopolitical events or other priorities. Compliance with sanctions could impact the Funds, including the Funds’ abilities to transact in or obtain exposure to certain foreign securities and assets. Sanctions also could cause significant losses to the Funds’ investments and their performance could be negatively impacted. In lieu of sanctions, companies or specific goods that the company produces could be subjected to trade embargoes or tariffs, which can also affect securities markets and create volatility. So long as sanctions do not prohibit investment in the company or issuer, the Funds typically also would not be prohibited from investing in the affected company or issuer.
Potential Redemption Activity Impacts. The Vanguard funds can be negatively impacted by certain large redemptions. These redemptions could occur due to a single shareholder or multiple shareholders deciding to sell a large quantity of shares of a fund or a share class of the fund. Large redemptions can occur for many reasons, either as a result of actions taken by the Vanguard funds or their advisors, or as a result of events unrelated to actions taken by the Vanguard funds or their advisors. Actions taken by the Vanguard funds or their advisors could include, but are not limited to, changes to a fund’s advisor(s), changes to a fund’s portfolio manager(s), changes to the composition of a fund’s portfolio, and/or other product changes or launches that, for example, result in shareholders redeeming shares of one fund to purchase shares of another fund or investment vehicle. For a fund of funds, actions taken by the Vanguard funds or their advisors could include a withdrawal from an underlying fund or a change in the allocation to underlying funds. Events unrelated to actions taken by the Vanguard funds or their advisors could include shareholders selling out of a fund in response to market movements or regulatory changes.
A large redemption could adversely affect a fund’s liquidity and NAV. For example, a large redemption could require a fund’s manager to sell portfolio holdings at unplanned or inopportune times. The manager’s sale of these holdings, which is a taxable event, could require the fund to distribute any corresponding capital gains or other taxable income to the fund’s remaining shareholders; see Dividends, Distributions, and Taxes in the Investing in Vanguard Funds section for additional information. The increased trading activity could also increase underlying costs for the fund due to commissions paid by the fund. When large redemptions occur, the Vanguard funds reserve the right to pay all or part of the redemptions in-kind and/or delay payment of the redemption proceeds for up to seven calendar days; see “Methods Used to Meet Redemption Requests” under Purchase, Redemption, and Exchange of Fund Shares in the Investing in Vanguard Funds section.
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Investing in Derivatives. Investing in derivatives may present risks different from, and/or greater than, those associated with investing directly in stocks, bonds, or other types of investments. Derivatives could expose a Fund to increased volatility and/or significant loss. Certain derivatives have an inherent leverage component, providing the Fund exposure to a sizable position in an underlying asset with a relatively small upfront investment at the time the Fund enters into the derivatives position. For these derivatives, an adverse change in the value or price of the underlying asset could result in a loss substantially greater than the amount invested in the derivative itself. Some derivatives require the Fund to enter into a contract with a counterparty. If the counterparty is unable or unwilling to fulfill its contractual obligation, the Fund may experience a loss. A liquid market may not always exist for the Fund’s derivatives positions. The Fund may be unable to sell or otherwise exit its derivatives position at desired times or prices, which could also result in a loss to the Fund. Some derivatives, particularly OTC derivatives, can be complex and often are valued subjectively. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund.
Derivatives may not perform as intended, which may result in losses to the Fund. For example, derivatives used for hedging or as a substitute for a portfolio instrument may not provide the expected benefits, particularly during adverse market conditions. The use of derivatives is also subject to legal risk, which includes the risk of loss resulting from insufficient or unenforceable contractual documentation, insufficient capacity or authority of the Fund’s counterparty, and operational risk, which includes documentation or settlement issues, system failures, inadequate controls, and human error.
Ownership Limitations Risk. As the Vanguard funds continue to grow, they may be increasingly impacted by ownership limitations that apply to certain securities held by the Vanguard funds (“limited securities”). An ownership limitation restricts the amount of a security that funds within the same fund complex or funds advised by the same investment advisor can own. These limitations may apply even where an external manager or different affiliate of Vanguard provides investment advisory services to a fund. Ownership limitations restrict the amount that funds can invest in certain securities, due to either regulatory limits that apply to certain industries (for example, banking and utilities) or mechanisms that some issuers have in place to deter takeover attempts (for example, poison pills). These restrictions can have negative impacts on funds, including the inability of an index fund to track its index, the inability of a fund to meet its investment objectives, negative performance impacts, and unanticipated tax consequences. The impact of a particular ownership limitation on a Vanguard fund will vary based on several factors, including, but not limited to, a fund’s investment strategy and its current and
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desired exposure to limited securities, the industry to which the limitation applies, the country or region of a particular issuer, and the regulatory body imposing the limitation. In addition to the impacts of specific ownership limitations, the Vanguard funds are also subject to the risk of multiple ownership limitations applying at one time, which could increase the likelihood of a fund experiencing the negative impacts listed above. The Vanguard funds attempt to mitigate the impacts of ownership limitations through the various methods discussed below in “Methods to address ownership limitations.” However, it is possible that these methods will be unsuccessful and could also expose the Vanguard funds to other potential risks and negative consequences.
Impacts of Ownership Limitations. When an ownership limitation applies, the Vanguard funds may need to allocate ownership of impacted securities across impacted Vanguard funds, and a Vanguard fund may not be able to buy additional securities or continue to hold existing securities above its allocated amounts. For index funds, this can result in tracking error if a fund cannot buy or hold the securities it needs in order to replicate or sample its target index. For active funds, this can result in a fund not being able to take advantage of favorable opportunities to invest in securities that are subject to limitations. For both index and active funds, the inability to buy or hold securities could prevent a fund from being able to meet its investment objective or invest in accordance with its investment strategy, and/or could negatively impact the fund’s performance. In addition, the steps taken to address ownership limitations could result in additional costs and/or unanticipated tax consequences to a fund that affect the amount, timing, and character of distributions to the fund’s shareholders. The more assets the Vanguard funds hold, the more likely it is that ownership limitations will negatively impact Vanguard funds because they will not be able to purchase additional shares of limited securities above their allocated amounts in order to fully invest their assets in accordance with their investment strategies.
Methods to Address Ownership Limitations. The Vanguard funds try to manage the negative impacts of these ownership limitations on the Vanguard funds by seeking permission (relief) from regulators and/or issuers to purchase or hold more securities than the amount allowed by ownership limitations. However, it is not always possible to secure relief and such relief could be revoked if the Vanguard funds are unable to satisfy the applicable conditions, or if the regulator or issuer changes its position or policy or if the applicable legal requirements become more restrictive. There is an increasing amount of uncertainty around how much ownership limitations relief regulators will grant to asset managers like Vanguard. Given this uncertainty, there is no guarantee that Vanguard or the Vanguard funds will be able to maintain their existing relief or obtain additional relief from ownership limitations in the future. A regulator may impose certain conditions on the Vanguard funds in connection with
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granting relief from an ownership limitation, including, for example, that the funds vote in a certain way with respect to shares of the limited security that the Vanguard funds hold in excess of the ownership limitation.
In addition, the relief upon which Vanguard and the Vanguard funds currently rely, which has allowed Vanguard to exceed certain ownership limitations, could be reduced or revoked, forcing the Vanguard funds to sell down one or more securities to comply with the ownership limitations. If a fund has to sell securities, there could be negative impacts to fund performance as well as unanticipated tax consequences that could impact the amount, timing, and character of distributions to the fund’s shareholders.
When a Vanguard fund cannot buy or hold securities directly due to ownership limitations, the fund will typically try to get indirect exposure to impacted securities. The fund does this so that it can replicate as closely as possible the returns the fund would get if it directly owned the impacted securities. Indirect exposure can be accomplished through the use of derivatives, such as total return swaps, or by investing in wholly owned subsidiaries that hold the impacted securities. Both of these methods of obtaining indirect exposure increase fund costs, and, depending on the extent to which these alternatives are used by a fund to avoid exceeding ownership limits, the added costs could have a negative impact on the fund’s performance. With respect to an index fund, these added costs could also result in tracking error relative to the fund’s target index. The risks associated with derivatives use are discussed in more detail elsewhere in the prospectus.
There is no guarantee that laws and regulations always will allow that indirect exposure to limited securities may be omitted for purposes of determining the Vanguard funds’ exposure to limited securities and compliance with the applicable ownership limitations. In such circumstances, the Vanguard funds could not use these techniques and would be required to sell down the indirect and/or direct holdings in the applicable limited securities.
Other Investment Policies
In addition to employing its principal investment strategies, each Fund may use the following other investment strategies and types of investments in order to achieve its investment objective.
Substitute Index
Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the provider of its Target Index is terminated, or for any other reason determined in good faith by the Board. In any such instance, the substitute index would represent the same market segment as the Target Index.
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Foreign Securities
Each Fund has the ability to invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up its Target Index. It is not expected that any Fund will invest more than 5% of its assets in foreign securities.
Other Types of Investments
Each Fund may invest in derivatives such as total return swaps, equity futures, or other derivatives. In general, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Each Fund attempts to remain fully invested in stocks in order to track its Target Index as closely as possible; however, to help stay fully invested and to reduce transaction costs, each Fund may invest in derivatives. Each Fund may use derivatives to obtain exposure to a stock, a basket of stocks, or an index. Derivatives may also be used as an alternate means to obtain economic exposure if a Fund is required to limit its investment in a particular issuer or industry. The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
Cash Management
Each Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are used as cash management vehicles for the Vanguard funds. When investing in a CMT Fund, each Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.
Temporary Defensive Measures
Each Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund’s best interest, so long as the strategy or policy employed is consistent with the Fund’s investment objective. For instance, a Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s investment objective when those instruments are favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately. A Fund may also invest beyond its normal limits in derivatives as an alternate means to obtain economic exposure if the Fund is required to limit its investment in a particular issuer or industry.
Portfolio Holdings
Please consult the Funds' Statement of Additional Information or Vanguard’s website for a description of the policies and procedures that govern disclosure of each Fund’s portfolio holdings.
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Management and Distribution of the Funds
Each Fund is a member of The Vanguard Group, Inc. (Vanguard), a family of over 200 funds. All of the funds that are members of Vanguard (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment.
Vanguard Marketing Corporation provides marketing services to the funds. Although fund shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of a fund (in the case of a fund with multiple share classes) pays its allocated share of the Vanguard funds’ marketing costs.
How is Vanguard’s Corporate Structure Unique?
Vanguard is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that are owned by third parties—either public or private stockholders—and not by the funds they serve.

Investment Advisor
The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Equity Index Group. As of August 31, 2025, Vanguard served as advisor for approximately $9.3 trillion in assets. Vanguard provides investment advisory services to the Funds pursuant to the Funds’ Service Agreement and subject to the supervision and oversight of the trustees and officers of the Funds.
For the fiscal year ended August 31, 2025, the advisory expenses represented an effective annual rate of less than 0.01% of each Fund’s average net assets.
Although Vanguard S&P Small-Cap 600 Value Index Fund is managed solely by Vanguard, the Fund reserves the right to utilize a multimanager approach in the future. Under the terms of an SEC exemption, Vanguard S&P Small-Cap 600 Value Index Fund’s Board may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund’s advisory arrangements will be communicated to shareholders in writing. As the Fund’s sponsor and overall manager, Vanguard may provide investment advisory services to the Fund at any time. Vanguard may also recommend to the Board that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Funds have filed an application
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seeking an SEC exemption with respect to investment advisors that are wholly owned subsidiaries of Vanguard. If the exemption is granted, Vanguard S&P Small-Cap 600 Value Index Fund may rely on the new SEC relief.
For a discussion of why the Board approved each Fund’s investment advisory arrangement, see the Financial Statements and Other Information covering the fiscal period ended February 28.
The managers primarily responsible for the day-to-day management of the Funds are:
Kenny Narzikul, CFA, Portfolio Manager at Vanguard. He has been with Vanguard since 2012, has worked in investment management since 2016, has managed investment portfolios since 2023, and has co-managed the Funds since 2023. Education: B.B.A., James Madison University.

Jena Stenger, Portfolio Manager at Vanguard. She has worked in investment management since 2013, has been with Vanguard since 2015, and has co-managed the Funds since February 2025. Education: B.S., Villanova University; M.B.A., University of Chicago Booth School of Business.
The Funds' Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Funds.
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Investing in Vanguard Funds
In this section, you will find information regarding buying and selling Vanguard fund shares. Vanguard reserves the right to change the policies in this section without notice. Please call or visit our website for current information. See Contacting Vanguard.
The availability of certain Vanguard fund share classes and/or shareholder services described in this prospectus will depend on the policies and procedures of the different accounts or investment products through which you hold your Vanguard fund shares. Vanguard fund shares can be held indirectly through financial intermediaries, or through investment products that use the funds as underlying investments such as employer-sponsored retirement or savings plans. In certain circumstances, Vanguard fund shares can be held directly with Vanguard.
If you hold Vanguard fund shares through accounts maintained by a financial intermediary, such as your securities dealer, broker, investment advisor, bank, other financial institution, including shares held in a brokerage account with Vanguard Brokerage Services®, or through an investment product such as an employer-sponsored retirement or savings plan, please consult your financial intermediary to determine which share classes are available to you and to learn about other rules that apply to your accounts. Your financial intermediary may impose rules that differ from, and/or charge a transaction or other fee in addition to, those described in this prospectus. Please consult your financial intermediary for details. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Vanguard fund as an investment option.
If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to investing directly with Vanguard. Vanguard reserves the right, upon reasonable notice, to discontinue the ability to hold Vanguard fund shares directly with Vanguard for any or all investors and/or to transfer such shares to an affiliate or other financial institution. For more information regarding your account and the shareholder services offered through your account, you may contact Vanguard by phone, by mail, or through our website. See Contacting Vanguard.
For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same
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fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.
Share Classes and Converting Shares
Share Class Overview
Each Vanguard fund may offer one or more share classes. If a Vanguard fund offers multiple share classes, each share class has the same investment objective, strategies, and policies. However, because different share classes can have different expenses, their investment returns may differ. Vanguard and the Funds have received an exemptive order from the SEC that permits the Funds to offer conventional mutual fund shares and ETF shares. This prospectus offers the Funds’ conventional mutual fund shares.
The following share classes are offered by each Fund:
• Institutional Shares, which generally require a minimum initial investment of $5 million.
• ETF Shares, which are an exchange-traded class of shares issued by each Fund.
You generally need a minimum of $1 to add to an existing account.
Additional eligibility requirements other than investment minimums may also apply to each share class. Investment minimums may differ for certain categories of accounts or investors. Certain types of accounts may meet the investment minimum for certain share classes by aggregating separate accounts within the same fund.
Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including changing the types of clients who are eligible to purchase each share class, increasing or decreasing the minimum amount required to open, convert shares to, or maintain a fund account, or increasing or decreasing the minimum amount required to add to an existing fund account.
Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them.
Accounts Held Through Financial Intermediaries. If you hold shares through a financial intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), your financial intermediary may have different policies regarding the availability of certain share classes from those described above. You should consult your financial intermediary to consider your options, including your eligibility for the share classes described above.
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Share Class Conversions
When a share class conversion occurs, you receive shares of one share class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the total dollar value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the net asset values (“NAVs”) of the two share classes. A conversion between share classes of the same fund is a nontaxable event.
Conversions to ETF Shares. Owners of certain conventional shares (i.e., not exchange-traded) issued by a Vanguard fund may be eligible to convert those shares to ETF Shares (if available) of equivalent value of the same fund. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert conventional shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares by a shareholder. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.
ETF Shares must be held in a brokerage account. Thus, before converting conventional shares to ETF Shares, you must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services® or with any other brokerage firm.
Vanguard Brokerage Services® does not impose a fee on conversions from Vanguard conventional shares to Vanguard ETF Shares. However, other financial intermediaries may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit, temporarily suspend, or terminate the conversion privilege. For additional information on converting conventional shares to ETF Shares, please contact Vanguard to obtain a prospectus for ETF Shares. See Contacting Vanguard.
Accounts Held Through Financial Intermediaries. If you hold shares through a financial intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), your financial intermediary may have different rules regarding conversion. You should consult with your financial intermediary to learn about the rules and to determine whether you are eligible to convert your shares.
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Pricing of Fund Shares
When you purchase shares, you pay the share price, also known as the NAV, plus any applicable purchase fee. Your shares are also redeemed at the NAV, minus any applicable redemption fee. The share price for your transaction is the next one calculated after your purchase or redemption order is received in good order. NAV is typically calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event generally shall also serve as the conclusion of the trading day. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Vanguard funds do not sell or redeem shares. However, on those days the value of a fund’s assets may be affected to the extent that the fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
If a fund only has one share class, the NAV per share is computed by dividing the total assets, minus liabilities, of a fund by the number of fund shares outstanding. If a fund has more than one share class, each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of fund shares outstanding for that class. The value of securities and other investments held by the Vanguard funds is determined pursuant to the valuation policies and procedures adopted by the Vanguard funds’ board of trustees. Vanguard has been designated as the valuation designee for the Vanguard funds pursuant to Rule 2a-5 under the Investment Company Act of 1940, subject to oversight by the Vanguard funds’ board of trustees.
Securities for which market quotations are readily available are valued at their market value, based on quotations provided by independent third-party pricing sources. Such securities are generally valued at their official closing price, the last reported sales price, or if there were no sales that day, the mean between the closing bid and asking prices, from the principal exchange or market on which they are traded. A fund’s investments in any mutual fund shares, including institutional money market fund shares, are valued at the NAVs of the mutual fund shares. A fund’s investments in any ETF shares or closed-end fund shares are valued at the market value of those shares.
When the market quotations are not readily available or do not accurately reflect the value of a security or other investment, such security or other investment is priced at fair value, generally based on information provided by independent third-party pricing services, in accordance with the valuation policies and procedures adopted by the Vanguard funds’ board of trustees. Fair
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value represents a good faith determination of the value of a fund’s investments. The fair value of a security or other investment is the amount that the owner might reasonably expect to receive upon the current sale of the security or other investment. Fair-value pricing may require subjective determinations. It is possible that the price determined through fair-value pricing may differ from the price quoted or published by other sources and may not be the price at which those investments could have been sold during the period in which the fair value was used.
Fair-value pricing may be used in a variety of circumstances. For example, it may be used if the value of a security or other investment has been materially affected by events occurring after the close of the principal exchange or market on which the security is traded but before the funds’ NAV is calculated. These events might be company-specific (e.g., earnings report, merger announcement), country-specific (e.g., significant price movements in U.S. or a foreign market), or regional/global events (e.g., natural disaster, economic or political news, interest rate change, act of terrorism). These events could affect a single security or a large number of securities in a particular market, and it most commonly occurs with foreign portfolio holdings because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the value of the foreign portfolio holdings may occur between the close of the foreign market and the time a fund’s NAV is calculated. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party as of the close of regular trading on the NYSE.
In addition, fair-value pricing may be used if trading in a security is halted and does not resume before a fund’s pricing time, a security does not trade in the course of a day and a fund holds enough of the security that its price could affect the NAV, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available.
Fixed income securities are generally valued based on information furnished by independent pricing services and are priced at fair value. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Failures by third-party pricing services to carry out their obligations to the Vanguard funds (e.g., any errors in the data provided by third-party pricing services) could result in delays in the calculation of the funds’ NAVs and/or the inability to calculate the NAVs over extended time periods. The funds may be unable to recover any losses associated with such failures.
Vanguard fund share prices are published daily on our website.
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Purchase, Redemption, and Exchange of Fund Shares
How to Purchase, Redeem, and Exchange Shares
If you hold Vanguard fund shares through a financial intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), you should contact your financial intermediary to purchase, redeem, or exchange shares. Depending on the policies and procedures of your financial intermediary, the procedures and rules by which you open an account and/or purchase, redeem, and exchange shares may differ from the procedures and rules discussed below.
If you hold shares directly with Vanguard, please see the information below regarding purchasing, redeeming, and exchanging your shares.
How to Initiate a Purchase, Redemption, or Exchange Request
• Online or by telephone. You may open certain types of accounts, request a purchase, redemption, or exchange of your shares online through our website (if you are registered for online access), or by calling Vanguard. See Contacting Vanguard.
• By Mail. You may also send Vanguard your account registration form and check to open certain types of accounts. To add to an existing account, you may send your check with a purchase form. You may also send a form (available online) to Vanguard by mail to redeem from a fund account.
How to Pay for a Purchase
• By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on a Vanguard account, you must designate the bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan), if eligible, or upon request.
• By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.
• By check. You may make initial or additional purchases to your fund account by sending a check with a purchase form. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard—XX). For a list of Fund numbers (for share classes in this prospectus), see Additional Information. All purchase checks must be written in U.S. dollars, drawn on a U.S. bank, and accompanied by good order instructions. Vanguard does not accept cash, traveler’s checks,
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starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.
• By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund.
How to Receive Redemption Proceeds
• By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on a Vanguard account, you must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan), if eligible, or upon request.
• By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form.
• By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund.
• By check. You may have the proceeds of a fund redemption sent via check directly to you at the mailing address you have on file.
At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.
Other Rules You Should Know
Responsibility for Fraud. You should take precautions to protect yourself from fraud. Keep your account-related information private, and review any account confirmations, statements, or other information that we provide to you as soon as you receive them. Let us know immediately if you discover unauthorized activity or see something on your account that you do not understand or that looks unusual. Vanguard will not be responsible for losses that result from transactions by a person who we reasonably believe is authorized to act on your account.
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Wire fee. Please note that Vanguard charges a $10 wire fee for outgoing wire redemptions. The fee is assessed in addition to, rather than being withheld from, redemption proceeds and is paid directly to the fund in which you invest. For example, if you redeem $100 via a wire, you will receive the full $100, and the $10 fee will be assessed to your fund account through an additional redemption of fund shares. If you redeem your entire fund account, your redemption proceeds will be reduced by the amount of the fee. The wire fee may not apply to certain types of accounts. Please call or visit our website for more information on how the wire fee is charged.
No Cancellation. Vanguard will not accept your request to cancel any purchase, redemption or exchange request once processing has begun, so please be careful when placing a transaction request.
New Accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.
Vanguard.com Registration. If you are a registered user of vanguard.com, you can review your account holdings; purchase, redeem, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.
Proof of a Caller’s Authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:
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Authorization to act on the account (as the account owner or by legal documentation or other means).
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Account registration and address.
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Fund name and account number, if applicable.
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Other information relating to the caller, the account owner, or the account.
Unusual Circumstances. If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request on a Vanguard form by regular or express mail.
Documentation for Certain Accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.
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Recently Purchased Shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund in an account with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.
Address Change. If you change your address online or by telephone, there may be up to a 14-day restriction (starting on the business day after your address is changed) on your ability to request check redemptions online and by telephone. You can request a redemption in writing (using a form available online) at any time. Confirmations of address changes are sent to both the old and new addresses.
Future Trade-Date Requests. Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as described in Trade Date. Vanguard reserves the right to return future-dated purchase checks.
Uncashed Checks. Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state’s abandoned property law.
Invalid Addresses. If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions back to the fund from which the distribution occurred until you provide us with a valid mailing address. Reinvestments will receive the NAV calculated on the date of the reinvestment.
Dormant Accounts. If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law, subject to potential federal or state withholding taxes.
Accounts with More than One Owner. If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.
Share Certificates. Share certificates are no longer issued for Vanguard funds. Shares currently held in certificates cannot be redeemed, exchanged, converted, or transferred (reregistered) until you return the certificates (unsigned) to Vanguard by registered mail.
Additional Information Regarding Redemption of Shares
Methods Used to Meet Redemption Requests. Under normal circumstances, the Vanguard funds typically expect to meet redemptions with positive cash flows. When this is not an option, a fund seeks to maintain its risk exposure by
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selling a cross section of the fund’s holdings to meet redemptions, while also factoring in transaction costs. Additionally, a fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio.
Under certain circumstances, including under stressed market conditions, there are additional tools that a fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor’s transaction to match trade settlement within regulatory requirements. A fund may also suspend payment of redemption proceeds for up to seven days. Additionally under these unusual circumstances, a fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.
Although the Vanguard funds typically intend to meet redemption requests in cash, in consideration of the best interests of the funds and their remaining shareholders, the funds reserve the right to pay redemption proceeds wholly or partly in-kind by delivering readily marketable securities held by the funds in lieu of cash in conformity with applicable rules of the SEC and in accordance with procedures adopted by the funds’ board of trustees. Redemptions in-kind may be used during both normal and stressed market conditions. For example, a fund may make a redemption in-kind if a cash redemption could negatively affect its operations or performance, as may be the case with large redemption amounts, or in situations where the redeeming shareholder may be engaged in market timing or frequent trading. A fund may delay payment of the redemption proceeds for up to seven calendar days.
Please contact Vanguard before you attempt to redeem a large dollar amount. In doing so, you may avoid in-kind or delayed payment of your redemption.
Emergency Circumstances. The Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, the Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances or such other periods, as determined by the SEC.
Timing of Payment of Redemption Proceeds. If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by the Vanguard fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. Please see Methods Used to Meet Redemption Requests and Emergency Circumstances for further information.
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If you hold shares directly with Vanguard, the following rules also apply:
• Timing of wire redemptions from money market funds:for telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Cash Reserves Federal Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.
• Timing of wire redemptions from all other funds: for requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.
• If your redemption request is not in good order, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction.
Good Order
Vanguard funds reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:
• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.
• Include the fund name and account number.
• Include the amount of the transaction (stated in dollars, shares, or percentage).
Written instructions also must generally be provided on a Vanguard form and include:
• Signature(s) and date from the authorized person(s).
• Signature guarantees or notarized signatures, if required for the type of transaction. (Call Vanguard for specific requirements.)
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• Any supporting documentation that may be required.
Good order requirements may vary among types of accounts and transactions. Vanguard reserves the right, without notice, to revise the requirements for good order. If you hold shares through a financial intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), please contact your financial intermediary for more details on good order requirements that may apply to you.
Trade Date
If you place your purchase, redemption, or exchange order through a financial intermediary (including through a brokerage account held at Vanguard Brokerage Services®), it is their responsibility to send your order to the Vanguard funds. Your transaction will be executed using the NAV next calculated after the order is received by the Vanguard funds in good order.
The Vanguard funds have authorized certain financial intermediaries and their designees, and may, from time to time, authorize certain funds of funds for which Vanguard serves as the investment advisor (Vanguard Funds of Funds), to accept orders to purchase or redeem fund shares on behalf of the Vanguard funds. In these circumstances, the Vanguard fund will be deemed to receive an order when accepted by the authorized financial intermediary, its designee, or one of the Vanguard Funds of Funds, and the order will be executed using the NAV next calculated after such acceptance.
If you hold shares directly with Vanguard, you may place your transaction request directly with Vanguard. Your transaction request will be executed using the NAV as calculated on the trade date as determined below. The trade date for any transaction request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are transacting, and the type of fund in which you are transacting. If your transaction request is not in good order, it may be rejected.
Trade Date for a Purchase Order. For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.
For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the
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trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.
Trade Date for a Redemption, Exchange, or Conversion Order (other than an order to convert to ETF Shares (if available)). If the transaction is received in good order on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will generally be the same day. If the transaction is received in good order on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will generally be the next business day.
Investing in Vanguard Funds through Employer-Sponsored Plans
If Vanguard fund shares are an investment option in your employer-sponsored retirement or savings plan, your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a fund as an investment option.
Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan’s recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to a fund. Consult your recordkeeper or plan administrator for more information.
If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.
If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan. If you have any questions about the Vanguard funds or Vanguard, including those about a fund’s investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com. Vanguard reserves the right to change its policies without notice to shareholders.
Shareholder Documents
When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.
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Confirmation Statements. If you hold shares directly with Vanguard, we will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you purchase, redeem, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.
If you hold shares through a financial intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), your financial intermediary will provide you with confirmation statements. Please contact your financial intermediary for details.
Portfolio Summaries. If you hold shares directly with Vanguard, we will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.
Tax Information Statements. For most accounts, Vanguard (or your financial intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your financial intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.
Shareholder Reports and Financial Statements. Additional information about the Funds’ investments and performance is available in the Funds’ Annual and Semi-Annual Reports. The Funds’ financial statements are filed with the SEC on Form N-CSR and available on our website.
Electronic Delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and
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changing your mailing preferences. You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.
If you hold shares through a financial intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), please contact your financial intermediary for electronic access to shareholder documents. Some financial intermediaries may not offer this service.
Reservation of Rights
In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the following rights:
Right to Change Policies. Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee charged to a shareholder or a group of shareholders. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.
Account Restrictions. Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency; (2) redeem shares, close an account, or suspend account privileges, features, or options in the case of threatening conduct or activity; (3) redeem shares, close an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4) place restrictions on the ability to redeem any or all shares in an account if it is required to do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud, financial exploitation or abuse, or to protect vulnerable investors when permitted by applicable law, regulations, or SEC guidance; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.
Right to Refuse or Reject Purchase Requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase
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request because the investor has a history of frequent trading or because the purchase may negatively affect a fund’s operation or performance (as may be the case with large purchase amounts).
Please contact Vanguard before you attempt to invest a large dollar amount. In doing so, you may avoid delayed or rejected transactions.
Exchange Privilege. Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.
Please contact Vanguard before you attempt to exchange a large dollar amount. In doing so, you may avoid delayed or rejected transactions.
Account Liquidation. If an account no longer meets the eligibility requirements for a share class, a fund may, subject to applicable law, liquidate such fund account. Accounts with balances below the minimum amount required to maintain eligibility may be subject to liquidation, including when the decline results from market fluctuations or any other reason. This liquidation policy applies to nonretirement fund accounts and accounts that are held through financial intermediaries. You will be notified before a liquidation occurs.
Dividends, Distributions, and Taxes
Fund Distributions
Each Fund generally distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. Each Fund may also make distributions that are treated as a return of capital. Income dividends for Vanguard S&P Small-Cap 600 Value Index Fund generally are distributed quarterly in March, June, September, and December; income dividends for Vanguard S&P Small-Cap 600 Index Fund generally are distributed annually in December. Capital gains distributions, if any, generally occur annually in December. In addition, each Fund may make a supplemental distribution at some other time during the year.
From time to time, Vanguard and/or a fund’s board of trustees may adjust a fund’s fees and expenses and/or reduce, refund, reimburse, waive, or otherwise return to the funds and their shareholders a portion of prior fees and expenses (collectively, “expense adjustments”). Fund performance and potentially shareholder distributions, will reflect such expense adjustments. If you sell all or part of your investment in a fund before an expense adjustment occurs, then you will not receive the economic benefit, if any, of such expense adjustment. An expense adjustment at any given time does not imply or guarantee that similar or additional expense adjustments will be made in the future.
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You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.
Basic Tax Points
Investors in taxable accounts should be aware of the following basic federal income tax points:
• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.
• Distributions declared and recorded in December—if paid to you by the end of January—are generally taxable as if received in December.
• Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, or a special tax deduction on “qualified REIT dividends,” if any, distributed by the Fund.
• Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.
• Capital gains distributions can occur when a Fund sells assets at a gain. Capital gains distributions vary from year to year as a result of the Fund’s investment activities and cash flows, including those due to redemption activity by Fund shareholders.
• Capital gains distributions may occur if Vanguard, a Fund, or its advisor makes changes that would impact the Fund directly or indirectly, including changes to the Fund’s portfolio or advisors or changes to any other Vanguard fund or product that would involve the redemption of shares of the Fund and the related sale of the Fund’s investments. Such changes could, depending on the timing, result in capital gains distributions in the current fiscal year, subsequent fiscal year, or both.
• Your cost basis in the Fund will be decreased by the amount of any return of capital that you receive. This, in turn, will affect the amount of any capital gain or loss that you realize when selling or exchanging your Fund shares.
• Return of capital distributions generally are not taxable to you until your cost basis has been reduced to zero. If your cost basis is at zero, return of capital distributions will be treated as capital gains.
• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.
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• Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.
• Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.
• If you purchase shares before an ex-dividend date when a fund has realized but not yet distributed income or capital gains, the purchase price may include the amount of the upcoming distribution, and you may pay the full price for the shares and later receive a portion of the purchase price back as a taxable distribution. In such case, you generally will be taxed upon receipt of such distribution, even though the distribution effectively represents a return of a portion of your purchase price. This is known as “buying a dividend.”
Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on “net investment income.” Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.
Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
This prospectus provides general tax information only. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your own tax advisor for detailed information about any tax consequences for you.
General Information
Backup Withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:
• Provide your correct taxpayer identification number.
• Certify that the taxpayer identification number is correct.
• Confirm that you are not subject to backup withholding.
Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.
Special Notice to Non-U.S. Investors. The Funds offered for sale in this prospectus are primarily intended to be made available to U.S. residents and may not be appropriate for investors taxable outside of the United States. Non-U.S. investors should visit the non-U.S. investors page on our website at global.vanguard.com for information about Vanguard’s non-U.S. products.
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Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements under the Internal Revenue Code, as well as any non-U.S. taxes imposed by the investor’s relevant tax jurisdiction, may apply to an investment in the Funds. Non-U.S. investors should consult their own tax advisors with respect to any particular U.S. or non-U.S. tax consequences of their investment in the Funds.
Frequent Trading Limitations
Overview
Some investors may try to profit from strategies involving frequent trading of mutual fund shares (such as market-timing) and other excessive trading practices (together, “frequent trading”). For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets because of different closing times of U.S. and non-U.S. markets, a practice also known as time-zone arbitrage. Some investors may also try to engage in frequent trading of funds holding investments in small-cap stocks and high-yield bonds that are thinly traded. Frequent trading may disrupt portfolio management strategies and increase a fund’s costs (such as increased brokerage and administrative costs) for all shareholders including the long-term investors.
Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits frequent trading. The Board has adopted policies and procedures reasonably designed to detect and discourage frequent trading. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading in all circumstances, the policies and procedures discussed below have been adopted to address these issues.
Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions. Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in Pricing of Fund Shares. Fair-value pricing may reduce or eliminate the profitability of certain frequent trading strategies.
Frequent Trading Policy
Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits an investor’s purchases or exchanges into a fund account for 30
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calendar days after the investor has redeemed or exchanged out of that fund account (“Frequent-Trading Limits”). ETF shares are not subject to these Frequent-Trading Limits. For Vanguard Retirement Investment Program pooled plans, the Frequent-Trading Limits apply to exchanges made online or by telephone.
The Frequent-Trading Limits do not apply to the following:
• Purchases of shares with reinvested dividend or capital gains distributions.
• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, Vanguard Small Business Online®, and certain transactions through intermediaries relating to systematic trades and required minimum distributions.
• Discretionary transactions through Vanguard Personal Advisor Services®, Vanguard Digital Advisor™, and discretionary (advisor-directed) transactions through certain intermediaries.
• Redemptions of shares to pay fund or account fees.
• Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans).
• Transfers and reregistrations of shares within the same fund.
• Purchases of shares by asset transfer or direct rollover.
• Conversions of shares from one share class to another in the same fund.
• Checkwriting redemptions.
• Section 529 college savings plans.
• Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)
• Certain transactions below dollar value or other thresholds specified by Vanguard.
• In-kind transfers to a shareholder’s donor advised fund managed by Vanguard Charitable.
For participants in employer-sponsored defined contribution plans,* the Frequent-Trading Limits do not apply to:
• Purchases of shares with participant payroll or employer contributions or loan repayments.
• Purchases of shares with reinvested dividend or capital gains distributions.
• Distributions, loans, and in-service withdrawals from a plan.
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• Redemptions of shares as part of a plan termination or at the direction of the plan.
• Transactions executed through the Vanguard Managed Account Program.
• Redemptions of shares to pay fund or account fees.
• Share or asset transfers or rollovers.
• Reregistrations of shares.
• Conversions of shares from one share class to another in the same fund.
• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)
*The following Vanguard fund accounts are also subject to the Frequent-Trading Limits: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.
Accounts Held by Institutions (Other Than Defined Contribution Plans). Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 30-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.
Accounts Held by Intermediaries. When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.
For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and Frequent-Trading Limits may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer Frequent-Trading Limits. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.
Do not invest with Vanguard if you are a market-timer.
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Financial Highlights
Financial highlights information is intended to help you understand a fund’s performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in a fund’s most recent annual Financial Statements and Other Information. You may obtain a free copy of a fund’s latest disclosure documents upon request.
Vanguard S&P Small-Cap 600 Index Fund Institutional Shares

For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$431.91	$373.91	$360.00	$415.16	$272.71
Investment Operations
Net Investment Income[1]	6.169	6.551	6.087	5.226	4.566
Net Realized and Unrealized Gain (Loss) on Investments	8.738	57.388	13.135	(55.426)	141.589
Total from Investment Operations	14.907	63.939	19.222	(50.200)	146.155
Distributions
Dividends from Net Investment Income	(6.367)	(5.939)	(5.312)	(4.960)	(3.705)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(6.367)	(5.939)	(5.312)	(4.960)	(3.705)
Net Asset Value, End of Period	$440.45	$431.91	$373.91	$360.00	$415.16
Total Return	3.49%	17.24%	5.46%	-12.21%	53.93%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,676	$1,982	$1,929	$1,996	$1,852
Ratio of Total Expenses to Average Net Assets	0.05%	0.08%	0.08%	0.08%[2]	0.08%
Ratio of Net Investment Income to Average Net Assets	1.47%	1.70%	1.69%	1.34%	1.26%
Portfolio Turnover Rate[3]	22%	26%	19%	12%	18%

1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.08%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
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Vanguard S&P Small-Cap 600 Value Index Fund Institutional Shares

For a Share Outstanding Throughout Each Period	Year Ended August 31,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$386.22	$346.33	$335.40	$371.84	$235.47
Investment Operations
Net Investment Income[1]	6.954	7.424	6.654	5.824	5.457
Net Realized and Unrealized Gain (Loss) on Investments	8.676	40.170	10.833	(36.009)	135.457
Total from Investment Operations	15.630	47.594	17.487	(30.185)	140.914
Distributions
Dividends from Net Investment Income	(6.850)	(7.704)	(6.557)	(6.255)	(4.544)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(6.850)	(7.704)	(6.557)	(6.255)	(4.544)
Net Asset Value, End of Period	$395.00	$386.22	$346.33	$335.40	$371.84
Total Return	4.14%	14.00%	5.39%	-8.20%	60.32%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$34	$56	$53	$53	$68
Ratio of Total Expenses to Average Net Assets	0.05%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to Average Net Assets	1.86%	2.12%	1.96%	1.61%	1.67%
Portfolio Turnover Rate[2]	47%	52%	45%	36%	30%

1	Calculated based on average shares outstanding.
2	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
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Additional Information
A Precautionary Note to Investment Companies. Each Fund’s shares are issued by registered investment companies, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940 (the 1940 Act). SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement.
Forum Selection. The Trust’s Bylaws designate Delaware courts as the exclusive forum for certain claims against or related to the Trust, a trustee, an officer, or other employee of the Trust, except that, unless the Trust otherwise consents in writing, the U.S. Federal District Courts are the exclusive forum for the resolution of complaints under the Securities Act of 1933 or the 1940 Act. These provisions may limit a shareholder’s ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.
Shareholder Rights. Each Fund’s Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of the Trust that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application. The Trust’s Bylaws also provide that shareholders waive the right to trial by jury to the fullest extent permitted by law.
Joint Committed Credit Facility. Each Fund participates, along with other funds managed by Vanguard, in a committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each Vanguard fund is individually liable for its borrowings, if any, under the credit facility. The amount and terms of the committed credit facility are subject to approval by the Board and renegotiation with the lender syndicate on an annual basis.
Securities Market Indexes
Listed below is the broad-based securities market index, as referenced in the Funds’ Average Annual Total Returns tables:
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Dow Jones U.S. Total Stock Market Float Adjusted Index. An index designed to measure all U.S. equity issues with readily available prices.
Vanguard Fund	Inception Date	Newspaper Abbreviation	Vanguard Fund Number	CUSIP Number
Vanguard S&P Small-Cap 600 Index Fund
Institutional Shares	4/1/2011 (ETF Shares 9/7/2010)	600SmlCapIdxInst	1845	921932810
Vanguard S&P Small-Cap 600 Value Index Fund
Institutional Shares	11/19/2014 (ETF Shares 9/7/2010)	600SCValIdxInst	1846	921932760
Inception Date means the date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.
CGS identifiers have been provided by CUSIP Global Services, managed on behalf of the American Bankers Association by FactSet Research Systems Inc., and are not for use or dissemination in a manner that would serve as a substitute for any CUSIP service. The CUSIP Database, © 2025 American Bankers Association. “CUSIP” is a registered trademark of the American Bankers Association.
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CFA® is a registered trademark owned by CFA Institute.
The “S&P SmallCap 600 Index and S&P SmallCap 600 Value Index” (the “Indexes”) are products of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”) and have been licensed for use by Vanguard. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by Vanguard. Vanguard S&P Small-Cap 600 Index Fund and Vanguard S&P Small-Cap 600 Value Index Fund are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of Vanguard S&P Small-Cap 600 Index Fund and Vanguard S&P Small-Cap 600 Value Index Fund or any member of the public regarding the advisability of investing in securities generally or in Vanguard S&P Small-Cap 600 Index Fund and Vanguard S&P Small-Cap 600 Value Index Fund particularly or the ability of the S&P SmallCap 600 Index and S&P SmallCap 600 Value Index to track general market performance. S&P Dow Jones Indices’ only relationship to Vanguard with respect to the S&P SmallCap 600 Index and S&P SmallCap 600 Value Index is the licensing of the Indexes and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P SmallCap 600 Index and S&P SmallCap 600 Value Index are determined, composed and calculated by S&P Dow Jones Indices without regard to Vanguard or Vanguard S&P Small-Cap 600 Index Fund and Vanguard S&P Small-Cap 600 Value Index Fund. S&P Dow Jones Indices has no obligation to take the needs of Vanguard or the owners of Vanguard S&P Small-Cap 600 Index Fund and Vanguard S&P Small-Cap 600 Value Index Fund into consideration in determining, composing or calculating the S&P SmallCap 600 Index and S&P SmallCap 600 Value Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of Vanguard S&P Small-Cap 600 Index Fund and Vanguard S&P Small-Cap 600 Value Index Fund or the timing of the issuance or sale of Vanguard S&P Small-Cap 600 Index Fund and Vanguard S&P Small-Cap 600 Value Index Fund or in the determination or calculation of the equation by which Vanguard S&P Small-Cap 600 Index Fund and Vanguard S&P Small-Cap 600 Value Index Fund are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Vanguard S&P Small-Cap 600 Index Fund and Vanguard S&P Small-Cap 600 Value Index Fund. There is no assurance that investment products based on the S&P SmallCap 600 Index and S&P SmallCap 600 Value Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF VANGUARD S&P SMALL-CAP 600 INDEX FUND AND VANGUARD S&P SMALL-CAP 600 VALUE INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND VANGUARD, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
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Contacting Vanguard
Web
Vanguard.com	For the most complete source of Vanguard news For fund, account, and service information For most account transactions For literature requests 24 hours a day, 7 days a week

Phone
Investor Information 800-662-7447 (Text telephone for people with hearing impairment at 800-749-7273)	For fund and service information For literature requests
Client Services 800-662-2739 (Text telephone for people with hearing impairment at 800-749-7273)	For account information For most account transactions
Participant Services 800-523-1188 (Text telephone for people with hearing impairment at 800-749-7273)	For information and services for participants in employer-sponsored plans
Institutional Division 800-523-1036	For information and services for large institutional investors
Financial Advisor and Intermediary Sales Support 800-997-2798	For information and services for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
Financial Advisory and Intermediary Trading Support 800-669-0498	For account information and trading support for financial intermediaries including financial advisors, broker-dealers, trust institutions, and insurance companies
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Connect with Vanguard® ˃ vanguard.com
For More Information
If you would like more information about Vanguard S&P Small-Cap 600 Index Funds, the following documents are available free upon request:
Annual/Semiannual Reports to Shareholders and Form N-CSR
Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders and in Form N-CSR. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. In Form N-CSR, you will find the Funds’ annual and semiannual financial statements.
Statement of Additional Information (SAI)
The SAI provides more detailed information about the Funds and is incorporated by reference into (and thus legally a part of) this prospectus.
To obtain a free copy of the latest annual or semiannual report, financial statements, or the SAI, or to request additional information about the Funds or other Vanguard funds, please visit https://vgi.vg/fund-literature or contact us as follows:
If you are an individual investor:
Telephone: 800-662-7447; Text telephone for people with hearing impairment: 800-749-7273
If you are a client of Vanguard’s Institutional Division:
Telephone: 800-523-1036; Text telephone for people with hearing impairment: 800-749-7273
If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:
Client Services Department
Telephone: 800-662-2739; Text telephone for people with hearing impairment: 800-749-7273
Information Provided by the SEC
Reports and other information about the Funds are available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following email address: publicinfo@sec.gov.
Funds’ Investment Company Act file number: 811-07043
© 2025 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
I 1845 122025

PART B
VANGUARD® MONEY MARKET RESERVES
VANGUARD ADMIRAL FUNDS®
(individually, a Trust; collectively, the Trusts)
VANGUARD CASH RESERVES FEDERAL MONEY MARKET FUND, VANGUARD FEDERAL MONEY MARKET FUND,
VANGUARD TREASURY MONEY MARKET FUND (the Funds)
STATEMENT OF ADDITIONAL INFORMATION
December 19, 2025
This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with a Fund’s current prospectus (dated December 19, 2025). To obtain, without charge, a prospectus, the most recent report to shareholders, or the Fund’s financial statements hereby incorporated by reference, please visit https://vgi.vg/fund-literature or contact The Vanguard Group, Inc. (Vanguard).
Phone: Investor Information Department at 800-662-7447
Online: vanguard.com
TABLE OF CONTENTS
Description of the Trusts
The Trusts currently offer the following funds and share classes (identified by ticker symbol):
Share Classes[1]
Vanguard Fund[2]	Investor	Admiral	Institutional	ETF
Vanguard Money Market Reserves
Vanguard Cash Reserves Federal Money Market Fund	—	VMRXX	—	—
Vanguard Federal Money Market Fund	VMFXX	—	—	—
Vanguard Admiral Funds
Vanguard Treasury Money Market Fund	VUSXX	—	—	—
Vanguard S&P 500 Growth Index Fund	—	—	VSPGX	VOOG[3]
Vanguard S&P 500 Value Index Fund	—	—	VSPVX	VOOV[3]
Vanguard S&P Mid-Cap 400 Index Fund	—	—	VSPMX	IVOO[3]
Vanguard S&P Mid-Cap 400 Growth Index Fund	—	—	VMFGX	IVOG[3]
Vanguard S&P Mid-Cap 400 Value Index Fund	—	—	VMFVX	IVOV[3]
Vanguard S&P Small-Cap 600 Index Fund	—	—	VSMSX	VIOO[3]
Vanguard S&P Small-Cap 600 Growth Index Fund	—	—	—	VIOG[3]
Vanguard S&P Small-Cap 600 Value Index Fund	—	—	VSMVX	VIOV[3]
1 Individually, a class; collectively, the classes.
2 Individually, a Fund; collectively, the Funds.
3 Exchange: NYSE Arca.
B-1

For the Vanguard Admiral Funds Trust, this Statement of Additional Information relates only to Vanguard Treasury Money Market Fund. A separate Statement of Additional Information (dated December 19, 2025) relates to the other funds in the Vanguard Admiral Funds Trust and can be obtained free of charge by contacting Vanguard (800-662-7447).
Each Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single fund or class of shares.
Throughout this document, any references to “class” apply only to the extent a Fund issues multiple classes.
Organization
Vanguard Money Market Reserves was organized as Whitehall Money Market Trust in 1974 and was reorganized as a Maryland corporation in 1985. It was then reorganized as a Delaware statutory trust in 1998. Prior to its reorganization as a Delaware statutory trust, the Trust was known as Vanguard Money Market Reserves, Inc. Vanguard Admiral Funds was organized as a Maryland corporation in 1992 and was reorganized as a Delaware statutory trust in 1998. Each Trust is registered with the United States Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. All Funds within the Trusts are classified as diversified within the meaning of the 1940 Act.
Service Providers
Custodian. The Bank of New York Mellon, 240 Greenwich Street, New York, NY 10286, serves as the Funds‘ custodian. The custodian is responsible for maintaining the Funds’ assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign subcustodians or foreign securities depositories.
Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm audits the Funds’ annual financial statements and provides other related services.
Transfer and Dividend-Paying Agent. The Funds’ transfer agent and dividend-paying agent is Vanguard, P.O. Box 2600, Valley Forge, PA 19482.
Characteristics of the Funds’ Shares
Restrictions on Holding or Disposing of Shares. There are no restrictions on the right of shareholders to retain or dispose of a Fund’s shares, other than those described in the Fund’s current prospectus and elsewhere in this Statement of Additional Information. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.
Shareholder Liability. Each Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. This means that a shareholder of a Fund generally will not be personally liable for payment of the Fund’s debts. Some state courts, however, may not apply Delaware law on this point. We believe that the possibility of such a situation arising is remote.
Dividend Rights. The shareholders of each class of a Fund are entitled to receive any dividends or other distributions declared by the Fund for each such class. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of a particular class according to the number of shares of the class held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the net asset values of the different classes and differences in the way that expenses are allocated between share classes pursuant to a multiple class plan approved by the Fund’s board of trustees.
Voting Rights. Shareholders are entitled to vote on a matter if (1) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class; (2) the trustees determine that it is necessary or desirable to obtain a shareholder vote; (3) a merger or consolidation, share conversion, share exchange, or sale of assets is proposed and a shareholder vote is required by the 1940 Act to approve the transaction; or (4) a shareholder vote is required under the 1940 Act. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of
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shareholders representing 10% or more of a Fund’s net assets, to change any fundamental policy of a Fund (please see Fundamental Policies), and to enter into certain merger transactions. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of a Fund or the class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote by the shareholders.
Liquidation Rights. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund’s net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund’s net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.
Preemptive Rights. There are no preemptive rights associated with the Funds’ shares.
Conversion Rights. There are no conversion rights associated with the Funds’ shares.
Redemption Provisions. Each Fund’s redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.
Sinking Fund Provisions. The Funds have no sinking fund provisions.
Calls or Assessment. Each Fund’s shares, when issued, are fully paid and non-assessable.
Shareholder Rights. Any limitations on a shareholder’s right to bring an action do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such limitations. Each Trust’s bylaws place limitations on the forum in which certain claims against or related to the Trust, a trustee, an officer, or other employee of the Trust may be heard. Each Trust’s bylaws also provide that shareholders waive the right to trial by jury to the fullest extent permitted by law.
Tax Status of the Funds
Each Fund expects to qualify each year for treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the IRC). This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements relating to the source of its income and the diversification of its assets. If a Fund fails to meet these requirements in any taxable year, the Fund will, in some cases, be able to cure such failure, including by paying a fund-level tax, paying interest, making additional distributions, and/or disposing of certain assets. If the Fund is ineligible to or otherwise does not cure such failure for any year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.
Each Fund may declare a capital gain dividend consisting of the excess (if any) of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforwards of the Fund. Capital losses may be carried forward indefinitely and retain their character as either short-term or long-term.
Fundamental Policies
Each Fund is subject to the following fundamental investment policies, which cannot be changed in any material way without the approval of the holders of a majority of the Fund’s shares. For these purposes, a “majority” of shares means shares representing the lesser of (1) 67% or more of the Fund’s net assets voted, so long as shares representing more than 50% of the Fund’s net assets are present or represented by proxy or (2) more than 50% of the Fund’s net assets.
Borrowing. Each Fund may borrow money only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.
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Commodities. Each Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.
Diversification. Each Fund may not purchase securities of any issuer if, as a result, more than 5% of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to obligations of the U.S. government or its agencies or instrumentalities.
A Fund may, however, invest in a single issuer as permitted by the SEC (which currently permits a money market fund to invest up to 25% of its total assets in the highest-quality securities of a single issuer for a period of up to three business days). Additionally, Vanguard Treasury Money Market Fund may not purchase more than 10% of the outstanding voting securities of any one issuer.
Industry Concentration. Each Fund (other than Vanguard Cash Reserves Federal Money Market Fund) will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries, except that each Fund reserves the right to concentrate its investments in government securities, as defined in the 1940 Act, and certificates of deposit and bankers’ acceptances issued by domestic banks (which may include U.S. branches of non-U.S. banks).
Vanguard Cash Reserves Federal Money Market Fund will concentrate its assets in the securities of issuers whose principal business activities are in the financial services industry. For the purposes of this policy, the financial services industry is deemed to include the group of industries within the financial services sector. In addition, the Fund reserves the right to concentrate its investments in government securities, as defined in the 1940 Act.
Investment Objective. The investment objective of each Fund may not be materially changed without a shareholder vote.
Loans. Each Fund may make loans to another person only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.
Real Estate. Each Fund may not invest directly in real estate unless it is acquired as a result of ownership of securities or other instruments. This restriction shall not prevent a Fund from investing in securities or other instruments (1) issued by companies that invest, deal, or otherwise engage in transactions in real estate or (2) backed or secured by real estate or interests in real estate.
Senior Securities. Each Fund may not issue senior securities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.
Underwriting. Each Fund may not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (the 1933 Act), in connection with the purchase and sale of portfolio securities.
Compliance with the fundamental policies previously described is generally measured at the time the securities are purchased. Unless otherwise required by the 1940 Act (as is the case with borrowing), if a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction. All fundamental policies must comply with applicable regulatory requirements. For more details, see Investment Strategies, Risks, and Nonfundamental Policies.
None of these policies prevents the Funds from having an ownership interest in Vanguard. As a part owner of Vanguard, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard’s costs or other financial requirements. See Management of the Funds for more information.
Investment Strategies, Risks, and Nonfundamental Policies
Some of the investment strategies and policies described on the following pages and in each Fund’s prospectus set forth percentage limitations on a Fund’s investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these strategies and policies will be determined immediately after the acquisition of such securities or assets by the Fund. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment strategies and policies.
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The following investment strategies, risks, and policies supplement each Fund’s investment strategies, risks, and policies set forth in the prospectus. With respect to the different investments discussed as follows, a Fund may acquire such investments to the extent consistent with its investment strategies and policies.
Borrowing. A fund’s ability to borrow money is limited by its investment policies and limitations; by the 1940 Act; and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff or any other regulatory authority with jurisdiction. Under the 1940 Act, a fund is required to maintain continuous asset coverage (i.e., total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund’s total assets (at the time of borrowing) made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.
Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased with the proceeds of such borrowing. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
A borrowing transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4 under the 1940 Act.
Cybersecurity Risks. A cybersecurity incident could subject the Vanguard funds, their advisors, and/or their third-party service providers to operational and financial risks. Cybersecurity incidents typically result from a deliberate attack, which could take multiple forms (e.g., phishing, malware, ransomware, or denial-of-service attacks), or wrongdoing by an authorized individual. In either case, sensitive assets, information, or data could fall into the hands of unauthorized individuals and potentially cause operational disruption. To prevent or reduce the impact of a cybersecurity incident, Vanguard has implemented controls, such as technological safeguards and business continuity plans. Cybersecurity risks are also present for third-party service providers (such as investment advisors, transfer agents, and custodians) that support the Vanguard funds. Vanguard has processes for assessing the cybersecurity programs implemented by a fund’s third-party service providers. These processes help reduce the risk of potential incidents that could impact a Vanguard fund and/or its shareholders.
Despite the measures described above, a cybersecurity incident could still disrupt business operations, which could affect a fund and/or its shareholders. Examples of impacts that might occur as a result of a cybersecurity incident include: a fund being unable to calculate its net asset value (NAV) or process transactions, fund shareholders being unable to place transactions or otherwise conduct business with Vanguard, or a fund being unable to safeguard its data or the personal information of its shareholders.
Debt Securities. A debt security, sometimes called a fixed income security, consists of a certificate or other evidence of a debt (secured or unsecured) upon which the issuer of the debt security promises to pay the holder a fixed, variable, or floating rate of interest for a specified length of time and to repay the debt on the specified maturity date. Some debt securities, such as zero-coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call risk, prepayment risk, extension risk, inflation risk, credit risk, liquidity risk, coupon deferral risk, lower recovery value risk, and (in the case of foreign securities) country risk and currency risk. The reorganization of an issuer under the federal bankruptcy laws or an out-of-court restructuring of an issuer’s capital structure may result in the issuer’s debt securities being cancelled without repayment, repaid only in part, or repaid in part or in whole through an exchange thereof for any combination of cash, debt securities, convertible securities, equity securities, or other instruments or rights in respect to the same issuer or a related entity.
Debt Securities—Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. It is usually sold on a discount basis and has a maturity at the time of issuance not exceeding 9 months. High-quality commercial paper typically has the following characteristics: (1) liquidity
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ratios are adequate to meet cash requirements; (2) long-term senior debt is also high credit quality; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. In assessing the credit quality of commercial paper issuers, the following factors may be considered: (1) evaluation of the management of the issuer, (2) economic evaluation of the issuer’s industry or industries and the appraisal of speculative-type risks that may be inherent in certain areas, (3) evaluation of the issuer’s products in relation to competition and customer acceptance, (4) liquidity, (5) amount and quality of long-term debt, (6) trend of earnings over a period of ten years, (7) financial strength of a parent company and the relationships that exist with the issuer, and (8) recognition by the management of obligations that may be present or may arise as a result of public-interest questions and preparations to meet such obligations. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than longer-term fixed income securities because interest rate risk typically increases as maturity lengths increase. Additionally, an issuer may expect to repay commercial paper obligations at maturity from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper payment obligations, also known as rollover risk. Commercial paper may suffer from reduced liquidity due to certain circumstances, in particular, during stressed markets. In addition, as with all fixed income securities, an issuer may default on its commercial paper obligation.
Variable-amount master-demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to an arrangement between the issuer and a commercial bank acting as agent for the payees of such notes, whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Because variable-amount master-demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with a fund’s investment in variable-amount master-demand notes, Vanguard’s investment management staff will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the issuer, along with the borrower’s ability to pay principal and interest on demand.
Debt Securities—U.S. Government Securities. The term “U.S. government securities” refers to a variety of debt securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government. The term also refers to repurchase agreements collateralized by such securities.
U.S. Treasury securities are backed by the full faith and credit of the U.S. government, meaning that the U.S. government is required to repay the principal in the event of default. Other types of securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government. The U.S. government, however, does not guarantee the market price of any U.S. government securities. In the case of securities not backed by the full faith and credit of the U.S. government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.
Some of the U.S. government agencies that issue or guarantee securities include the Government National Mortgage Association, the Export-Import Bank of the United States, the Federal Housing Administration, the Maritime Administration, the Small Business Administration, and the Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Deposit Insurance Corporation, the Federal Home Loan Banks, and the Federal National Mortgage Association. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain U.S. government securities, cause the credit rating of the U.S. government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a fund that holds securities of the entity may be adversely impacted.
Debt Securities—Variable and Floating Rate Securities. Variable and floating rate securities are debt securities that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a
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change in a designated benchmark or reference rate (such as the Secured Overnight Financing Rate (SOFR) or another reference rate) or the issuer’s credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction-rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). Variable or floating rate securities that include market-dependent liquidity features may have greater liquidity risk than other securities. The greater liquidity risk may exist, for example, because of the failure of a market-dependent liquidity feature to operate as intended (as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors) or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value, and the holders of such securities may be required to retain them until the later of the repurchase date, the resale date, or the date of maturity. Such liquidity risk may be heightened for certain types of variable rate securities called “extendible municipal securities,” in which the holder of a security is required to retain the investment for the length of the remarketing period (the time frame in which a remarketing agent seeks a new buyer for the security). Extendible municipal securities typically have extended remarketing periods of up to 13 months after a tender date. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security. Extendible municipal securities that have been “extended” into a longer remarketing period may also be considered illiquid.
Derivatives. A derivative is a financial instrument that has a value based on—or “derived from”—the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts, certain forward-commitment transactions, options on securities, caps, floors, collars, swap agreements, and certain other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, may be privately negotiated and entered into in the over-the-counter market (OTC Derivatives) or may be cleared through a clearinghouse (Cleared Derivatives) and traded on an exchange or swap execution facility. As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the Dodd-Frank Act), certain swap agreements, such as certain standardized credit default and interest rate swap agreements, must be cleared through a clearinghouse and traded on an exchange or swap execution facility. This could result in an increase in the overall costs of such transactions. While the intent of derivatives regulatory reform is to mitigate risks associated with derivatives markets, the regulations could, among other things, increase liquidity and decrease pricing for more standardized products while decreasing liquidity and increasing pricing for less standardized products. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities or assets on which the derivatives are based.
Derivatives may be used for a variety of purposes, including—but not limited to—hedging, managing risk, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, and seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments. Some investors may use derivatives primarily for speculative purposes while other uses of derivatives may not constitute speculation. There is no assurance that any derivatives strategy used by a fund’s advisor will succeed. The other parties to a fund’s OTC Derivatives contracts (usually referred to as “counterparties”) will not be considered the issuers thereof for purposes of certain provisions of the 1940 Act and the IRC, although such OTC Derivatives may qualify as securities or investments under such laws. A fund’s advisor(s), however, will monitor and adjust, as appropriate, the fund’s credit risk exposure to OTC Derivative counterparties.
Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
When a fund enters into a Cleared Derivative, an initial margin deposit with a Futures Commission Merchant (FCM) is required. Initial margin deposits are typically calculated as an amount equal to the volatility in market value of a Cleared
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Derivative over a fixed period. If the value of the fund’s Cleared Derivatives declines, the fund will be required to make additional “variation margin” payments to the FCM to settle the change in value. If the value of the fund’s Cleared Derivatives increases, the FCM will be required to make additional “variation margin” payments to the fund to settle the change in value. This process is known as “marking-to-market” and is calculated on a daily basis.
For OTC Derivatives, a fund is subject to the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund’s advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.
Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with certain OTC Derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.
Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.
Because certain derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4.
Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives (in particular, OTC Derivatives) are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.
SEC Rule 18f-4 governs the use of derivatives by registered investment companies. A money market fund generally cannot rely on Rule 18f-4 to enter into derivative transactions, with a limited exception for investments in certain when-issued, forward-settling and non-standard settlement cycle securities transactions. Under Rule 18f-4, a money market fund is only permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that, (i) the fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date. These requirements may limit the ability of a fund to invest in securities on a when-issued or forward-settling basis, or with a non-standard settlement cycle, as part of its investment strategies.

Each Fund intends to comply with Rule 4.5 under the Commodity Exchange Act (CEA), under which a fund and Vanguard may be excluded from the definition of the term Commodity Pool Operator (CPO) if the fund meets certain conditions such as limiting its investments in certain CEA-regulated instruments (e.g., futures, options, or swaps) and complying with certain marketing restrictions. Accordingly, Vanguard is not subject to registration or regulation as a CPO with respect to each Fund under the CEA.
Environmental, Social, and Governance (ESG) Considerations. A Vanguard fund’s consideration of ESG risk factors is driven first and foremost by the investment objective and principal investment strategies disclosed in the fund’s prospectus. For Vanguard funds whose index providers or advisors select securities based on disclosed ESG criteria (ESG funds), the ESG fund’s prospectus provides information about the ESG fund’s use of ESG criteria and related ESG investing risks.
Unless specifically disclosed in a fund’s prospectus, Vanguard funds do not seek to implement specific ESG impacts or strategies. However, except with respect to Vanguard equity index funds, a Vanguard fund’s advisor may consider risk
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factors that could be categorized as “ESG” as a component of the fund’s investment process if the advisor deems such risk factors to be financially material, either quantitatively or qualitatively. For example, as determined by the fund’s advisor, certain ESG risk factors may be considered as a means to assess long-term risk to shareholder value (e.g., risk analysis, credit analysis, or investment opportunities) as the advisor deems appropriate. Consideration of ESG risk factors will vary depending on a fund’s particular investment strategies as disclosed in its prospectus. The weight given to specific risk factors may vary across types of investments, industries, regions, and issuers and may change over time. Consideration of certain ESG risk factors may affect a fund’s exposure to certain issuers or industries. For purposes of this disclosure, “ESG risk factors” refers to financially material risk factors that could be viewed as ESG-focused. However, there are significant differences in how such terms are interpreted across funds, advisors, index providers, and individuals. It is possible that an advisor will not identify or evaluate every ESG risk factor that an investor would expect to be identified or evaluated, or that the advisor may not categorize a specific risk factor as “ESG.” The advisor’s assessment of an issuer may differ from that of other funds or an investor’s assessment of such issuer. As a result, securities selected by the advisor may not reflect the beliefs and values of any particular investor.
An advisor may be dependent on the availability of timely, complete, and accurate ESG data being reported by issuers and/or third-party research providers to evaluate ESG risk factors. ESG risk factors are often not uniformly measured or defined, which could impact an advisor’s ability to assess an issuer. Where ESG risk factor analysis is used as one part of an overall investment process (as may be the case for some or all of the funds included in this Statement of Additional Information), such funds may still invest in securities of issuers that all market participants may not view as ESG-focused.
Proxy Voting and Engagement. Vanguard’s Investment Stewardship Team, on behalf of the Board of Trustees of each Vanguard-advised U.S. fund, administers proxy voting for the equity holdings of the Vanguard-advised funds. The Investment Stewardship Team may engage with issuers to better understand how they are addressing material risks, including material ESG risks. Specifically, the Investment Stewardship Team may engage with company leaders and directors to understand how they oversee, mitigate, and disclose material risks to shareholders. With respect to material human-rights-related risks, where such matters are not addressed by applicable sanctions laws and regulations that restrict specific investments, the Investment Stewardship Team employs procedures to identify and monitor material human-rights-related risks to long-term shareholder returns at portfolio companies held by the Vanguard-advised funds and to understand how portfolio company boards are overseeing any such risks.
For funds advised by third-party advisory firms independent of Vanguard, such third-party advisory firms are responsible for administration of proxy voting and engagement with respect to the equity holdings they manage on behalf of the fund. A fund’s third-party advisor may consider various ESG risks to be material to companies and may have their own practices and policies related to engagement. For example, the advisor may consider environmental risks such as climate change to be a material risk to many companies and their shareholders’ long-term financial success. As a result, certain third-party advisors engage with particular issuers held by the fund(s) they manage to advocate for science-based targets to address long-term risk to shareholder value resulting from climate change as long as such targets are not contrary to the investment objective and strategy of such fund(s).
Regulatory Environment. The regulatory landscape for ESG investing is still developing, both within the United States and globally. As society’s focus on particular ESG issues, such as climate change, continues to evolve, the emphasis and direction of governmental policies are subject to change.
Eurodollar and Yankee Obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.
Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issuers, most notably income risk (and, to a lesser extent, credit risk, market risk, and liquidity risk). Additionally, Eurodollar (and, to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same type of credit analysis as domestic issuers in which a Vanguard fund invests, and they will have at least the same financial strength as the domestic issuers approved for the fund.
Foreign Securities—Russian Market Risk. Russia’s large-scale invasion of Ukraine has resulted in sanctions against Russian governmental institutions, Russian entities, and Russian individuals that may result in the devaluation of Russian currency; a downgrade in the country’s credit rating; a freeze of Russian foreign assets; a decline in the value
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and liquidity of Russian securities, properties, or interests; and other adverse consequences to the Russian economy and Russian assets. In addition, a fund’s ability to price, buy, sell, receive, or deliver Russian investments has been and may continue to be impaired. These sanctions, divestment of interests in or curtailment of business dealing with Russia by large corporations and U.S. states, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of a fund, even if the fund does not have direct exposure to securities of Russian issuers.
Interest Rates. In a low or negative interest rate environment, debt securities may trade at, or be issued with, negative yields, which means the purchaser of the security may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent a fund holds a negatively-yielding debt security or has a bank deposit with a negative interest rate, the fund would generate a negative return on that investment. Cash positions may also subject a fund to increased counterparty risk to the fund’s bank.
Debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In the past, the U.S. government and certain foreign central banks have taken steps to stabilize markets by, among other things, reducing interest rates. To the extent such actions are pursued, they present heightened risks to debt securities, and such risks could be even further heightened if these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes. In recent years, the U.S. government began implementing increases to the federal funds interest rate and there may be further rate increases. As interest rates rise, there is risk that rates across the financial system also may rise. To the extent rates increase substantially and/or rapidly, the Funds may be subject to significant losses.
In a low or negative interest rate environment, some investors may seek to reallocate assets to other income-producing assets, such as investment-grade and higher-yield debt securities, or equity securities that pay a dividend, absent other market risks that may make such alternative investments unattractive. This increased demand for higher income-producing assets may cause the price of such securities to rise while triggering a corresponding decrease in yield over time, thus reducing the value of such alternative investments. These considerations may limit a fund’s ability to locate fixed income instruments containing the desired risk/return profile. Changing interest rates, including, but not limited to, rates that fall below zero, could have unpredictable effects on the markets and may expose fixed income markets to heightened volatility and potential illiquidity.
A low or negative interest rate environment could, and a prolonged low or negative interest rate environment will, impact a fund’s ability to provide a positive yield to its shareholders, pay expenses out of current income, and/or achieve its investment objective, including maintaining a stable NAV of $1.00 per share. In a prolonged environment of low to negative interest rates, the Funds’ board of trustees may consider taking various actions including, but not limited to, enacting mechanisms to seek to maintain a stable NAV per share at $1 and discontinuing use of the amortized cost method of valuation to maintain a stable NAV of $1 per share and establishing a fluctuating NAV rounded to four decimal places by using available market quotations or equivalents. A fund that implements share cancellation would continue to maintain a stable $1 share price by use of the amortized cost method of valuation and/or penny rounding method but the value of an investor’s investment would decline if the fund reduces the number of shares held by the investor. A fund that floats its NAV would no longer maintain a stable $1 share price and instead have a share price that fluctuates. An investor in a money market fund that floats its NAV would lose money if the investor sells their shares when they are worth less than what the investor originally paid for them.
Interfund Borrowing and Lending. The SEC has granted an exemption permitting registered open-end Vanguard funds to participate in Vanguard’s interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is typically available from a bank for a comparable transaction, (2) no fund may lend money if the loan would cause its aggregate outstanding loans through the program to exceed 15% of its net assets at the time of the loan, and (3) a fund’s interfund loans to any one fund shall not exceed 5% of the lending fund’s net assets. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
Legal and Regulatory Risk. Vanguard funds and their advisors are subject to an extensive and complex set of laws and regulations. These laws and regulations have evolved rapidly in recent years and likely will continue to evolve.
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Changes and additions to laws and regulations can result in unintended or unexpected impacts, including impacts to the value of a fund’s investments, a fund’s investment strategy, and/or a fund’s ability to manage tax consequences. Changes in how laws and regulations are interpreted could similarly impact a fund. In addition, complying with new or changing laws or regulations generally can be expected to increase operational costs, which can have a negative impact on fund performance.
Market Disruption. Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Market disruptions may exacerbate political, social, and economic risks discussed above and in a fund’s prospectus. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Such events can be highly disruptive to economies and markets and significantly impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund’s investments and operation of a fund. These events could also result in the closure of businesses that are integral to a fund’s operations or otherwise disrupt the ability of employees of fund service providers to perform essential tasks on behalf of a fund.
Money Market Fund Reform. In July 2023, the SEC adopted amendments to the rules that govern registered money market funds. The reforms impact money market funds differently depending on the types of investors permitted to invest in a fund, the types of securities in which a fund may invest, and the principal investments of a money market fund. These amendments, among other changes: (i) modify the existing liquidity fee framework for non-government money market funds; (ii) increase required weekly liquid asset and daily liquid asset minimums; (iii) require institutional prime and institutional tax-exempt money market funds to impose a mandatory liquidity fee when daily net redemptions exceed certain levels unless the amount of the fee determined by the fund is less than 0.01% of the value of the shares redeemed; and (iv) allow government money market funds and retail money market funds to engage in certain practices in order to maintain a stable net asset value in a negative interest rate environment. These amendments may impact the Funds’ operations, performance, yields, and operating expenses.
Municipal Bonds. Municipal bonds are debt obligations issued by states, municipalities, U.S. jurisdictions or territories, and other political subdivisions and by agencies, authorities, and instrumentalities of states and multistate agencies or authorities (collectively, municipalities). Typically, the interest payable on municipal bonds is, in the opinion of bond counsel to the issuer at the time of issuance, exempt from federal income tax.
Municipal bonds include securities from a variety of sectors, each of which has unique risks, and can be divided into government bonds (i.e., bonds issued to provide funding for governmental projects, such as public roads or schools) and conduit bonds (i.e., bonds issued to provide funding for a third-party permitted to use municipal bond proceeds, such as airports or hospitals). The Funds, except for the Cash Reserves Federal Money Market Fund (see Fundamental Policies), will not concentrate in any one industry or group of industries; tax-exempt securities issued by states, municipalities, and their political subdivisions are not considered to be part of an industry. However, if a municipal bond’s income is derived from a specific project, the securities will be considered to be from the industry of that project. Municipal bonds include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds, including industrial development bonds issued pursuant to federal tax law.
General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues.
Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality. Under the IRC, certain limited obligation bonds are considered “private activity bonds,” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Tax-exempt private activity bonds and industrial development bonds generally are also classified as revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any
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guarantor). Some municipal bonds may be issued as variable or floating rate securities and may incorporate market-dependent liquidity features (see discussion of “Debt Securities—Variable and Floating Rate Securities”). A tax-exempt fund will generally invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee that the interest payments on municipal bonds will continue to be tax-exempt for the life of the bonds.
Some longer-term municipal bonds give the investor a “put option,” which is the right to sell the security back to the issuer at par (face value) prior to maturity, within a specified number of days following the investor’s request—usually one to seven days. This demand feature enhances a security’s liquidity by shortening its maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a fund would hold the longer-term security, which could experience substantially more volatility. Municipal bonds that are issued as variable or floating rate securities incorporating market-dependent liquidity features may have greater liquidity risk than other municipal bonds (see discussion of “Debt Securities—Variable and Floating Rate Securities”).
Some municipal bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements (SBPAs). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance (which is usually purchased by the bond issuer from a private, nongovernmental insurance company) provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit quality of an insured bond reflects the higher of the credit quality of the insurer, based on its claims-paying ability, or the credit quality of the underlying bond issuer or obligor. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them are assessed as high credit quality. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.
Municipal bonds also include tender option bonds, which are municipal bond-structured products created by dividing the income stream provided by an underlying security, such as municipal bonds or preferred shares issued by a tax-exempt bond fund, to create two securities issued by a special-purpose trust, one short-term and one long-term. The interest rate on the short-term component is periodically reset. The short-term component has negligible interest rate risk, while the long-term component has all of the risk of the underlying security. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other municipal bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.
Municipal securities also include a variety of structures geared toward accommodating municipal-issuer short-term cash-flow requirements. These structures include, but are not limited to, general market notes, commercial paper, put bonds, and variable-rate demand obligations (VRDOs). VRDOs comprise a significant percentage of the outstanding debt in the short-term municipal market. VRDOs can be structured to provide a wide range of maturity options (1 day to over 360 days) to the underlying issuing entity and are typically issued at par. The longer the maturity option, the greater the degree of liquidity risk (the risk of not receiving an asking price of par or greater) and reinvestment risk (the risk that the proceeds from maturing bonds must be reinvested at a lower interest rate).
Although most municipal bonds are exempt from federal income tax, some are not. Taxable municipal bonds include Build America Bonds (BABs). The borrowing costs of BABs are subsidized by the federal government, but BABs are subject to state and federal income tax. BABs were created pursuant to the American Recovery and Reinvestment Act of 2009 (ARRA) to offer an alternative form of financing to state and local governments whose primary means for accessing the capital markets had been through the issuance of tax-exempt municipal bonds. BABs also include Recovery Zone Economic Development Bonds, which are subsidized more heavily by the federal government than other BABs and are designed to finance certain types of projects in distressed geographic areas.
Under ARRA, an issuer of a BAB is entitled to receive payments from the U.S. Treasury over the life of the BAB equal to 35% of the interest paid (or 45% of the interest paid in the case of a Recovery Zone Economic Development Bond). For
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example, if a state or local government were to issue a BAB at a taxable interest rate of 10% of the par value of the bond, the U.S. Treasury would make a payment directly to the issuing government of 35% of that interest (3.5% of the par value of the bond) or 45% of the interest (4.5% of the par value of the bond) in the case of a Recovery Zone Economic Development Bond. Thus, the state or local government’s net borrowing cost would be 6.5% or 5.5%, respectively, on BABs that pay 10% interest. In other cases, holders of a BAB receive a 35% or 45% tax credit, respectively. The BAB program expired on December 31, 2010. BABs outstanding prior to the expiration of the program continue to be eligible for the federal interest rate subsidy or tax credit, which continues for the life of the BABs; however, the federal interest rate subsidy or tax credit has been reduced by the government sequester. Additionally, bonds issued following expiration of the program are not eligible for federal payment or tax credit. In addition to BABs, a fund may invest in other municipal bonds that pay taxable interest.
The reorganization under the federal bankruptcy laws of an issuer of, or payment obligor with respect to, municipal bonds may result in the municipal bonds being canceled without repayment; repaid only in part; or repaid in part or whole through an exchange thereof for any combination of cash, municipal bonds, debt securities, convertible securities, equity securities, or other instruments or rights in respect to the same issuer or payment obligor or a related entity. Certain issuers are not eligible to file for bankruptcy.
Municipal Bonds—Risks. Municipal bonds are subject to credit risk. The yields of municipal bonds depend on, among other things, general money market conditions, conditions in the municipal bond market, size of a particular offering, maturity of the obligation, and credit quality of the issue. Consequently, municipal bonds with the same maturity, coupon, and credit quality may have different yields, while municipal bonds of the same maturity and coupon, but with different credit quality, may have the same yield. It is the responsibility of a fund’s investment management advisor to appraise independently the fundamental quality of bonds held by the fund. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal bonds are generally subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors.
Congress, state legislatures, or other governing authorities may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. For example, from time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Also, from time to time, proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of a fund to achieve its respective investment objective. In that event, the fund’s trustees and officers would reevaluate its investment objective and policies and consider recommending to its shareholders changes in such objective and policies.
There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may, from time to time, have the effect of introducing uncertainties in the market for municipal bonds or certain segments thereof or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal, or political developments might affect all or a substantial portion of a fund’s municipal bonds in the same manner. For example, a state specific tax-exempt fund is subject to state-specific risk, which is the chance that the fund, because it invests primarily in securities issued by a particular state and its municipalities, is more vulnerable to unfavorable developments in that state than are funds that invest in municipal securities of many states. Unfavorable developments in any economic sector may have far-reaching ramifications on a state’s overall municipal market. In the event that a particular obligation held by a fund is assessed at a credit quality below the minimum investment level permitted by the investment policies of such fund, the fund’s investment advisor, pursuant to oversight from the trustees, will carefully assess the creditworthiness of the obligation to determine whether it continues to meet the policies and objective of the fund.
Municipal bonds are subject to interest rate risk, which is the chance that bond prices will decline over short or even long periods because of rising interest rates. Interest rate risk is higher for long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of shorter-term bonds. Generally, prices of longer-maturity issues tend to fluctuate more than prices of shorter-maturity issues. Prices and yields on municipal bonds are dependent on a variety of factors, such as the financial condition of the issuer, the general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.
Municipal bonds are subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupons or interest rates before their maturity dates. A fund
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would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income. Some of these investments may generate taxable income, and thus a fund may need to distribute income subject to federal personal income tax or the alternative minimum tax. Call risk is generally high for long-term bonds. Conversely, municipal bonds are also subject to extension risk, which is the chance that during periods of rising interest rates, certain debt securities will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall. Extension risk is generally high for long-term bonds.
Municipal bonds may be deemed to be illiquid as determined by or in accordance with methods adopted by a fund’s board of trustees. In determining the liquidity and appropriate valuation of a municipal bond, a fund’s advisor may consider the following factors relating to the security, among others: (1) the frequency of trades and quotes; (2) the number of dealers willing to purchase or sell the security; (3) the willingness of dealers to undertake to make a market; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and (5) the factors unique to a particular security, including general creditworthiness of the issuer and the likelihood that the marketability of the securities will be maintained throughout the time the security is held by the fund.
Other Investment Companies. A fund may invest in other investment companies, including ETFs, non-exchange traded U.S. registered open-end investment companies (mutual funds), and closed-end investment companies, to the extent permitted by applicable law or SEC exemption. Under Section 12(d)(1) of the 1940 Act, a fund may invest up to 10% of its assets in shares of investment companies generally and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the voting stock of an acquired investment company. In addition, no funds for which Vanguard acts as an advisor may, in the aggregate, own more than 10% of the voting stock of a closed-end investment company. SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement. Rule 12d1-4 is also designed to limit the use of complex fund structures. Under Rule 12d1-4, an acquired fund is prohibited from purchasing or otherwise acquiring the securities of another investment company or private fund if, immediately after the purchase, the securities of investment companies and private funds owned by the acquired fund have an aggregate value in excess of 10% of the value of the acquired fund’s total assets, subject to certain limited exceptions. Accordingly, to the extent a fund’s shares are sold to other investment companies in reliance on Rule 12d1-4, the acquired fund will be limited in the amount it could invest in other investment companies and private funds. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund’s expenses (including operating expenses and the fees of the advisor), but they also may indirectly bear similar expenses of the underlying investment companies. Certain investment companies, such as business development companies (BDCs), are more akin to operating companies and, as such, their expenses are not direct expenses paid by fund shareholders and are not used to calculate the fund’s net asset value. SEC rules nevertheless require that any expenses incurred by a BDC be included in a fund’s expense ratio as “Acquired Fund Fees and Expenses.” The expense ratio of a fund that holds a BDC will thus overstate what the fund actually spends on portfolio management, administrative services, and other shareholder services by an amount equal to these Acquired Fund Fees and Expenses. The Acquired Fund Fees and Expenses are not included in a fund’s financial statements, which provide a clearer picture of a fund’s actual operating expenses. Shareholders would also be exposed to the risks associated not only with the investments of the fund but also with the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded on the secondary market.
A fund may be limited to purchasing a particular share class of other investment companies (underlying funds). In certain cases, an investor may be able to purchase lower-cost shares of such underlying funds separately, and therefore be able to construct, and maintain over time, a similar portfolio of investments while incurring lower overall expenses.
Reliance on Service Providers, Data Providers, and Other Technology. Vanguard funds rely upon the performance of service providers to execute several key functions, which may include functions integral to a fund’s operations. Failure by any service provider to carry out its obligations to a fund could disrupt the business of the fund and could have an adverse effect on the fund’s performance. A fund’s service providers’ reliance on certain technology or
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information vendors (e.g., trading systems, investment analysis tools, benchmark analytics, and tax and accounting tools) could also adversely affect a fund and its shareholders. For example, a fund’s investment advisor may use models and/or data with respect to potential investments for the fund. When models or data prove to be incorrect or incomplete, any decisions made in reliance upon such models or data expose a fund to potential risks.
Repurchase Agreements. A repurchase agreement is an agreement under which a fund acquires a debt security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a bank, a broker, a dealer, or another counterparty that meets minimum credit requirements and simultaneously agrees to resell such security to the seller at an agreed-upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. When entering into a repurchase agreement with the Federal Reserve, the collateral received will equal 100% of the value of the repurchase agreement. In addition, the investment advisor will monitor a fund’s repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, dealer, or other counterparty that meets minimum credit requirements to a repurchase agreement relating to a fund. The aggregate amount of any such agreements is not limited, except to the extent required by law.
The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control, and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.
Restricted and Illiquid Securities/Investments (including Private Placements). Illiquid securities/investments are securities that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the fund. The SEC generally limits aggregate holdings of illiquid securities/investments by a mutual fund to 15% of its net assets (5% for money market funds). A fund may experience difficulty valuing and selling illiquid securities/investments and, in some cases, may be unable to value or sell certain illiquid securities for an indefinite period of time. Illiquid securities may include a wide variety of investments, such as (1) repurchase agreements maturing in more than seven days (unless the agreements have demand/redemption features), (2) OTC options contracts and certain other derivatives (including certain swap agreements), (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), (4) certain loan interests and other direct debt instruments, (5) certain municipal lease obligations, (6) private equity investments, (7) commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act, and (8) securities whose disposition is restricted under the federal securities laws. Illiquid securities/investments may include restricted, privately placed securities (such as private investments in public equity (PIPEs) or special purpose acquisition companies (SPACs)) that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a market develops for a restricted security held by a fund, it may be treated as a liquid security in accordance with guidelines approved by the board of trustees.
Securities Lending. A fund may lend its securities to financial institutions (typically brokers, dealers, and banks) to generate income for the fund. There are certain risks associated with lending securities, including counterparty, credit, market, regulatory, tax, and operational risks. Vanguard considers the creditworthiness of the borrower, among other factors, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for certain types of foreign securities, as well as certain types of borrowers that are subject to global regulatory regimes. If a fund is not able to recover the securities lent, the fund may sell the collateral and purchase a replacement security in the market. Collateral investments are subject to market appreciation or depreciation. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Currently, a fund invests cash collateral into Vanguard Market Liquidity Fund, an affiliated money market fund that invests primarily in high-quality, short-term money market instruments.
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The terms and the structure of the loan arrangements, as well as the aggregate amount of securities loans, must be consistent with the 1940 Act and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1∕3% of the fund’s total assets and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit, or securities issued or guaranteed by the U.S. government having at all times not less than 100% of the value of the securities lent; (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower “marks to market” on a daily basis); (3) the loan be made subject to termination by the fund at any time; and (4) the fund receives reasonable interest on the loan (which may include the fund investing any cash collateral in interest-bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by a fund will comply with any other applicable regulatory requirements. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company’s trustees. In addition, voting rights pass with the lent securities, but if a fund has knowledge that a material event will occur affecting securities on loan, and in respect to which the holder of the securities will be entitled to vote or consent, the lender must be entitled to call the loaned securities in time to vote or consent. A fund bears the risk that there may be a delay in the return of the securities, which may impair the fund’s ability to vote on such a matter. See Tax Status of the Funds for information about certain tax consequences related to a fund’s securities lending activities.
Pursuant to Vanguard’s securities lending policy, Vanguard’s fixed income and money market funds are not permitted to, and do not, lend their investment securities.
Tax Matters—Federal Tax Discussion. Discussion herein of U.S. federal income tax matters summarizes some of the important, generally applicable U.S. federal tax considerations relevant to investment in a fund based on the IRC, U.S. Treasury regulations, and other applicable authorities. These authorities are subject to change by legislative, administrative, or judicial action, possibly with retroactive effect. Each Fund has not requested and will not request an advance ruling from the Internal Revenue Service (IRS) as to the U.S. federal income tax matters discussed in this Statement of Additional Information. In some cases, a fund’s tax position may be uncertain under current tax law and an adverse determination or future guidance by the IRS with respect to such a position could adversely affect the fund and its shareholders, including the fund’s ability to continue to qualify as a regulated investment company or to continue to pursue its current investment strategy. A shareholder should consult their tax professional for information regarding the particular situation and the possible application of U.S. federal, state, local, foreign, and other taxes.
Tax Matters—Federal Tax Treatment of Derivatives, Hedging, and Related Transactions. A fund’s transactions in derivative instruments (including, but not limited to, options, futures, forward contracts, and swap agreements), as well as any of the fund’s hedging, short sale, securities loan, or similar transactions, may be subject to one or more special tax rules that accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund’s securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.
Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.
Tax Matters—Real Estate Mortgage Investment Conduits. If a fund invests directly or indirectly, including through a REIT or other pass-through entity, in residual interests in real estate mortgage investment conduits (REMICs) or equity interests in taxable mortgage pools (TMPs), a portion of the fund’s income that is attributable to a residual interest in a REMIC or an equity interest in a TMP (such portion referred to in the IRC as an “excess inclusion”) will be subject to U.S. federal income tax in all events—including potentially at the fund level—under a notice issued by the IRS in October 2006 and U.S. Treasury regulations that have yet to be issued but may apply retroactively. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. In general, excess inclusion income allocated to shareholders (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); (2) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity, which otherwise might not be required, to file a tax return and pay tax
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on such income; and (3) in the case of a non-U.S. investor, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the IRC. As a result, a fund investing in such interests may not be suitable for charitable remainder trusts. See “Tax Matters—Tax-Exempt Investors.”
Tax Matters—Sale or Exchange of Money Market Fund Shares by Investors. Although the Funds have adopted a floating NAV, each Fund will continue to seek to maintain a NAV of $1 per share; however, there can be no guarantee that it will do so. Accordingly, in general, shareholders are not expected to incur taxable gains or losses on the sale or exchange of their shares. However, in the event a Fund’s NAV goes above or below $1, and a shareholder sells or exchanges shares at that price, the shareholder may recognize a gain or loss on the sale or exchange of shares. Also, if a Fund’s Board or its delegate determines to impose a liquidity fee on redemptions of its shares, a shareholder will generally recognize a loss on the sale or exchange of shares equal to the amount of that fee. Assuming a shareholder holds the shares as a capital asset, any gain or loss recognized on a sale or exchange of shares will be treated as capital in nature.
Unless a shareholder chooses to adopt the simplified “NAV method” of accounting (described below), any capital gain or loss generally will be treated as short-term if the shareholder held Fund shares for one year or less or long-term if the shareholder held Fund shares for longer. If a shareholder sells or exchanges shares at a loss, the loss will generally be disallowed under the “wash sale” rule of the IRC where other substantially identical shares are purchased (including by dividend reinvestment) within 30 days before or after the sale or exchange.
If the shareholder elects to adopt the NAV method of accounting, rather than compute any gain or loss on every taxable sale or exchange of Fund shares, the shareholder would determine the gain or loss based on the change in the aggregate value of the Fund shares during a computation period (e.g., the shareholder’s taxable year or certain shorter periods), reduced by the net investment (purchases minus taxable sales or exchanges) in those Fund shares during the period. Under the NAV method, if a shareholder holds the shares as a capital asset, any resulting net gain or loss (including any loss arising from the shareholder’s payment of a liquidity fee on redemption of the shares) would be treated as short-term capital gain or loss. If a shareholder uses the NAV method, the wash sale rules will generally not apply to disallow a loss incurred for a computation period.
Shareholders are permitted to use different methods of accounting for shares of a single Fund that are held in different accounts or for shares of different money market funds held in the same account.
Please consult your tax advisor for more information concerning these rules.
Tax Matters—Tax Considerations for Non-U.S. Investors. U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments made by non-U.S. investors in Vanguard funds. Certain properly reported distributions of qualifying interest income or short-term capital gain made by a fund to its non-U.S. investors are exempt from U.S. withholding taxes, provided the investors furnish valid tax documentation (i.e., IRS Form W-8) certifying as to their non-U.S. status.
A fund is permitted, but is not required, to report any of its distributions as eligible for such relief, and some distributions (e.g., distributions of interest a fund receives from non-U.S. issuers) are not eligible for this relief. For some funds, Vanguard has chosen to report qualifying distributions and apply the withholding exemption to those distributions when made to non-U.S. shareholders who invest directly with Vanguard. For other funds, Vanguard may choose not to apply the withholding exemption to qualifying fund distributions made to direct shareholders, but may provide the reporting to such shareholders. In these cases, a shareholder may be able to reclaim such withholding tax directly from the IRS.
If shareholders hold fund shares (including ETF shares) through a broker or intermediary, their broker or intermediary may apply this relief to properly reported qualifying distributions made to shareholders with respect to those shares. If a shareholder’s broker or intermediary instead collects withholding tax where the fund has provided the proper reporting, the shareholder may be able to reclaim such withholding tax from the IRS. Please consult your broker or intermediary regarding the application of these rules.
This relief does not apply to any withholding required under the Foreign Account Tax Compliance Act (FATCA), which generally requires a fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on fund distributions. Please consult your tax advisor for more information about these rules.
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Tax Matters—Tax-Exempt Investors. Income of a fund that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the fund. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b).
A tax-exempt shareholder may also recognize UBTI if a fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs. See “Tax Matters—Real Estate Mortgage Investment Conduits.”
In addition, special tax consequences apply to charitable remainder trusts that invest in a fund that invests directly or indirectly in residual interests in REMICs or equity interests in TMPs. Charitable remainder trusts and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a fund.
Tender Option Bond Programs. Tender option bond programs are a type of municipal bond structured product, which is taxed as a partnership for federal income tax purposes. These programs provide for tax-exempt income at a variable rate. In such programs, underlying securities in the form of high-quality longer-term municipal bonds or preferred shares issued by a tax-exempt bond fund are held inside a trust and varying economic interests in the underlying securities are created and sold to investors. One class of investors earns interest at a rate based on current short-term tax-exempt interest rates and may tender its holdings at par to the program sponsor at agreed-upon intervals. This class is an eligible security for municipal money market fund investments. A second class of investors has a residual income interest (earning any net income produced by the underlying securities that exceeds the variable income paid to the other class of investors) and bears the risk that the underlying bonds or preferred shares of the tax-exempt bond fund will decline in value because of changes in market interest rates. These holdings will generally underperform the fixed-rate municipal securities market in a rising interest rate environment. The Funds do not invest in this second class of investors. Under the terms of such programs, both investor classes bear the risk of loss that would result from a payment default on the underlying bonds or preferred shares as well as from other potential, yet remote, credit or structural events. If a tender option bond program would fail to qualify as a partnership for federal income tax purposes or if the IRS were to disagree with the tax allocation mechanisms or treatment of the credit enhancement used in a program, a Fund invested in that program could realize more taxable ordinary income than it otherwise would have.
Time Deposits. Time deposits are subject to the same risks that pertain to domestic issuers of money market instruments, most notably credit risk (and, to a lesser extent, income risk, market risk, and liquidity risk). Additionally, time deposits of foreign branches of U.S. banks and foreign branches of foreign banks may be subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and expropriation or nationalization of foreign issuers. However, time deposits of such issuers will undergo the same type of credit analysis as domestic issuers in which a Vanguard fund invests and will have at least the same financial strength as the domestic issuers approved for the fund.
Variable-Rate Demand-Preferred Securities. A fund may purchase certain variable-rate demand-preferred securities (VRDPs) issued by closed-end municipal bond funds, which, in turn, invest primarily in portfolios of tax-exempt municipal bonds. The fund may invest in securities issued by single-state or national closed-end municipal bond funds. VRDPs are issued by closed-end funds to leverage returns for common shareholders. Under the 1940 Act, a closed-end fund that issues preferred shares must maintain an asset coverage ratio of at least 200% at all times in order to issue preferred shares. It is anticipated that the interest on the VRDPs will be exempt from federal income tax and, with respect to any such securities issued by single-state municipal bond funds, exempt from the applicable state’s income tax. The VRDPs will pay a variable dividend rate, determined weekly, typically through a remarketing process, and include a demand feature that provides a fund with a contractual right to tender the securities to a liquidity provider. A fund could lose money if the liquidity provider fails to honor its obligation, becomes insolvent, or files for bankruptcy. A fund has no right to put the securities back to the closed-end municipal bond funds or demand payment or redemption directly from the closed-end municipal bond funds. Further, the VRDPs are not freely transferable, and therefore a fund may only transfer the securities to another investor in compliance with certain exemptions under the 1933 Act, including Rule 144A.
A fund’s purchase of VRDPs issued by closed-end municipal bond funds is subject to the restrictions set forth under the heading “Other Investment Companies.”
When-Issued, Delayed-Delivery, and Forward-Commitment Transactions. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price
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or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund complies with Rule 18f-4.
Share Price
Each Fund’s share price, also known as net asset value (NAV), is typically calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, each Fund reserves the right to treat such day as a business day and calculate NAVs as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Funds do not sell or redeem shares. However, on those days the value of a Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
The NYSE typically observes the following holidays: New Year’s Day; Martin Luther King, Jr., Day; Presidents’ Day (Washington’s Birthday); Good Friday; Memorial Day; Juneteenth National Independence Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. Although each Fund expects the same holidays to be observed in the future, the NYSE may modify its holiday schedule or hours of operation at any time.

It is the policy of each Vanguard retail and government money market fund to attempt to maintain an NAV of $1 per share for sales and redemptions. The instruments held by a retail or government money market fund generally are valued on the basis of amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that the fund would receive if it sold the instrument. The fund’s holdings will be reviewed by the trustees, at such intervals as they may deem appropriate, to determine whether the fund’s NAV calculated by using available market quotations deviates from $1 per share based on amortized cost. The extent of any deviation will be examined by the trustees. If such deviation exceeds 1/2 of 1%, the trustees will promptly consider what action, if any, will be initiated. In the event the trustees determine that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, they have agreed to take such corrective action as they regard as necessary and appropriate, including selling fund instruments prior to maturity to realize capital gains or losses or to shorten average fund maturity, withholding dividends, making a special capital distribution, redeeming shares in kind, or establishing an NAV per share by using available market quotations.

The use of amortized cost and the maintenance of a retail or government money market fund’s NAV at $1 per share is based on its election to operate under Rule 2a-7 of the 1940 Act. As a condition of operating under that rule, each fund must maintain a dollar-weighted average portfolio maturity of 60 calendar days or less; maintain a dollar-weighted average life of 120 calendar days or less; purchase only instruments having remaining maturities of 397 calendar days or less; meet applicable daily, weekly, and general liquidity requirements; and invest only in securities that are determined by methods approved by the trustees to present minimal credit risks and that are of high quality.

Although the stable share price is not guaranteed, the NAV of Vanguard retail and government money market funds is expected to remain at $1 per share. Instruments are purchased and managed with that goal in mind.
B-19

Purchase and Redemption of Shares
Purchase of Shares
The purchase price of shares of each Fund is the NAV per share next determined after the purchase request is received in good order, as defined in the Fund’s prospectus.
Exchange of Securities for Shares of a Fund. Shares of a Fund may be purchased “in kind” (i.e., in exchange for securities, rather than for cash) at the discretion of the Fund’s portfolio manager. Such securities must not be restricted as to transfer and must have a value that is readily ascertainable. Securities accepted by the Fund will be valued, as set forth in the Fund’s prospectus, as of the time of the next determination of NAV after such acceptance. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. A gain or loss for federal income tax purposes, depending upon the cost of the securities tendered, would be realized by the investor upon the exchange. Investors interested in purchasing fund shares in kind should contact Vanguard.
Redemption of Shares
The redemption price of shares of each Fund is the NAV per share next determined after the redemption request is received in good order, as defined in the Fund’s prospectus.
Each Fund can postpone payment of redemption proceeds for up to seven calendar days. In addition, each Fund can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days (1) during any period that the NYSE is closed or trading on the NYSE is restricted as determined by the SEC; (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets; or (3) for such other periods as the SEC may permit, including in connection with a determination by the board of a money market fund under Rule 22e-3 under the 1940 Act to suspend redemptions and postpone payment of redemption proceeds in order to facilitate an orderly liquidation of a money market fund.
Each Trust has filed a notice of election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period.
If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC and in accordance with procedures adopted by the Fund’s board of trustees. Redemptions in-kind may benefit a fund and its shareholders by reducing the need for a fund to maintain significant cash reserves and/or to sell securities held by the fund to meet redemption requests or for other reasons. However, this activity may adversely affect the market value of the securities redeemed in-kind and, consequently, the NAV of the fund. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.
Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Funds.
Vanguard processes purchase and redemption requests through a pooled account. Pending investment direction or distribution of redemption proceeds, the assets in the pooled account are invested and any earnings (the “float”) are allocated proportionately among the Vanguard funds in order to offset fund expenses. Other than the float, Vanguard treats assets held in the pooled account as the assets of each shareholder making such purchase or redemption request.
Right to Change Policies
Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee charged to a shareholder or a group of shareholders. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.
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Account Restrictions
Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency; (2) redeem shares, close an account, or suspend account privileges, features, or options in the case of threatening conduct or activity; (3) redeem shares, close an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4) place restrictions on the ability to redeem any or all shares in an account if it is required to do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud or financial exploitation or abuse, or will protect vulnerable investors; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.
Investing With Vanguard Through Other Firms
Each Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf (collectively, Authorized Agents). The Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund’s instructions. In most instances, a customer order that is properly transmitted to an Authorized Agent will be priced at the NAV per share next determined after the order is received by the Authorized Agent.
Management of the Funds
Vanguard
Each Fund is part of the Vanguard group of investment companies, which consists of over 200 funds. Each fund is a series of a Delaware statutory trust. The funds obtain virtually all of their corporate management, administrative, and distribution services through the trusts’ jointly owned subsidiary, Vanguard. Vanguard may contract with certain third-party service providers to assist Vanguard in providing certain administrative and/or accounting services with respect to the funds, subject to Vanguard’s oversight. Vanguard also provides investment advisory services to certain Vanguard funds. All of these services are provided at Vanguard’s total cost of operations pursuant to the Fifth Amended and Restated Funds’ Service Agreement (the Agreement).
Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. In rendering investment management services to the funds, Vanguard may also use the resources of its foreign wholly owned subsidiaries that are not registered as investment advisers with the SEC, using “participating affiliate arrangements.” Participating affiliate arrangements are arrangements used in reliance on guidance of the staff of the SEC and recognized by the SEC that allow a US-registered investment adviser to use investment management resources of unregistered affiliates, subject to the regulatory supervision of the registered adviser. Each fund (other than a fund of funds) pays its share of Vanguard’s total expenses, which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodial fees.

  Pursuant to an agreement between Vanguard and State Street Bank and Trust Company (State Street), State Street provides services for each Fund. These services include, but are not limited to: (i) the calculation of such funds’ daily NAVs and (ii) the furnishing of financial reports. The fees paid to State Street under this agreement are based on a combination of flat and asset based fees. During the fiscal years ended August 31, 2023, 2024, and 2025, State Street had received fees from the Funds for administrative services rendered as follows:
Vanguard Fund	2023	2024	2025
Vanguard Cash Reserves Federal Money Market Fund	$28,166.68	$31,500.00	$30,749.88
Vanguard Federal Money Market Fund	28,166.68	31,500.00	30,749.88
Vanguard Treasury Money Market Fund	28,166.68	31,500.00	30,749.88
The funds’ officers are also employees of Vanguard.
B-21

Vanguard, Vanguard Marketing Corporation (VMC), the funds, and the funds’ advisors have adopted codes of ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The codes of ethics permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the codes of ethics require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds.
Vanguard was established and operates under the Agreement. The Agreement provides that each Vanguard fund may be called upon to invest up to 0.40% of its net assets in Vanguard. The amounts that each fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund’s relative net assets and its contribution to Vanguard’s capital.
As of August 31, 2025, each Fund had contributed capital to Vanguard as follows:
Vanguard Fund	Capital Contribution to Vanguard	Percentage of Fund’s Average Net Assets	Percent of Vanguard’s Capitalization
Vanguard Cash Reserves Federal Money Market Fund	$3,143,000	Less than 0.01%	1.26%
Vanguard Federal Money Market Fund	9,197,000	Less than 0.01%	3.68
Vanguard Treasury Money Market Fund	2,441,000	Less than 0.01%	0.98
Management. Corporate management and administrative services include (1) executive staff, (2) accounting and financial, (3) legal and regulatory, (4) shareholder account maintenance, (5) monitoring and control of custodian relationships, (6) shareholder reporting, (7) review and evaluation of advisory and other services provided to the funds by third parties, and (8) such other services necessary to operate the funds at the lowest reasonable cost in accordance with the Agreement.
Distribution. Vanguard Marketing Corporation, 100 Vanguard Boulevard, Malvern, PA 19355, a wholly owned subsidiary of Vanguard, is the principal underwriter for the funds and in that capacity performs and finances marketing, promotional, and distribution activities (collectively, marketing and distribution activities) that are primarily intended to result in the sale of the funds’ shares. VMC offers shares of each fund for sale on a continuous basis and will use all reasonable efforts in connection with the distribution of shares of the funds. VMC performs marketing and distribution activities in accordance with the conditions of a 1981 SEC exemptive order that permits the Vanguard funds to internalize and jointly finance the marketing, promotion, and distribution of their shares. The funds’ trustees review and approve the marketing and distribution expenses incurred by the funds, including the nature and cost of the activities and the desirability of each fund’s continued participation in the joint arrangement.
To ensure that each fund’s participation in the joint arrangement falls within a reasonable range of fairness, each fund contributes to VMC’s marketing and distribution expenses in accordance with an SEC-approved formula. Under that formula, one half of the marketing and distribution expenses are allocated among the funds based upon their relative net assets. The remaining half of those expenses is allocated among the funds based upon each fund’s sales for the preceding 24 months relative to the total sales of the funds as a group, provided, however, that no fund’s aggregate quarterly rate of contribution for marketing and distribution expenses shall exceed 125% of the average marketing and distribution expense rate for Vanguard and that no fund shall incur annual marketing and distribution expenses in excess of 0.20% of its average month-end net assets. Each fund’s contribution to these marketing and distribution expenses helps to maintain and enhance the attractiveness and viability of the Vanguard complex as a whole, which benefits all of the funds and their shareholders.
VMC’s principal marketing and distribution expenses are for advertising, promotional materials, and marketing personnel. Other marketing and distribution activities of an administrative nature that VMC undertakes on behalf of the funds may include, but are not limited to:
■ Conducting or publishing Vanguard-generated research and analysis concerning the funds, other investments, the financial markets, or the economy.
■ Providing views, opinions, advice, or commentary concerning the funds, other investments, the financial markets, or the economy.
■ Providing analytical, statistical, performance, or other information concerning the funds, other investments, the financial markets, or the economy.
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■ Providing administrative services in connection with investments in the funds or other investments, including, but not limited to, shareholder services, recordkeeping services, and educational services.
■ Providing products or services that assist investors or financial service providers (as defined below) in the investment decision-making process.
VMC performs most marketing and distribution activities itself. Some activities may be conducted by third parties pursuant to shared marketing arrangements under which VMC agrees to share the costs and performance of marketing and distribution activities in concert with a financial service provider. Financial service providers include, but are not limited to, investment advisors, broker-dealers, financial planners, financial consultants, banks, and insurance companies. Under these cost- and performance-sharing arrangements, VMC may pay or reimburse a financial service provider (or a third party it retains) for marketing and distribution activities that VMC would otherwise perform. VMC’s cost- and performance-sharing arrangements may be established in connection with Vanguard investment products or services offered or provided to or through the financial service providers.
VMC’s arrangements for shared marketing and distribution activities may vary among financial service providers, and its payments or reimbursements to financial service providers in connection with shared marketing and distribution activities may be significant. VMC, as a matter of policy, does not pay asset-based fees, sales-based fees, or account-based fees to financial service providers in connection with its marketing and distribution activities for the Vanguard funds. VMC does make fixed dollar payments to financial service providers when sponsoring, jointly sponsoring, financially supporting, or participating in conferences, programs, seminars, presentations, meetings, or other events involving fund shareholders, financial service providers, or others concerning the funds, other investments, the financial markets, or the economy, such as industry conferences, prospecting trips, due diligence visits, training or education meetings, and sales presentations. VMC also makes fixed dollar payments to financial service providers for data regarding funds, such as statistical information regarding sales of fund shares. In addition, VMC makes fixed dollar payments for expenses associated with financial service providers’ use of Vanguard’s funds including, but not limited to, the use of funds in model portfolios. These payments may be used for services including, but not limited to, technology support and development; platform support and development; due diligence related to products used on a platform; legal, regulatory, and compliance expenses related to a platform; and other platform-related services.
In connection with its marketing and distribution activities, VMC may give financial service providers (or their representatives) (1) promotional items of nominal value that display Vanguard’s logo, such as golf balls, shirts, towels, pens, and mouse pads; (2) gifts that do not exceed $100 per person annually and are not preconditioned on achievement of a sales target; (3) an occasional meal, a ticket to a sporting event or the theater, or comparable entertainment that is neither so frequent nor so extensive as to raise any question of propriety and is not preconditioned on achievement of a sales target; and (4) reasonable travel and lodging accommodations to facilitate participation in marketing and distribution activities.
VMC policy prohibits marketing and distribution activities that are intended, designed, or likely to compromise suitability determinations by, or the fulfillment of any fiduciary duties or other obligations that apply to, financial service providers. Nonetheless, VMC’s marketing and distribution activities are primarily intended to result in the sale of the funds’ shares, and as such, its activities, including shared marketing and distribution activities and fixed dollar payments as described above, may influence applicable financial service providers (or their representatives) to recommend, promote, include, or invest in a Vanguard fund or share class. In addition, Vanguard or any of its subsidiaries may retain a financial service provider to provide consulting or other services, and that financial service provider also may provide services to investors. Investors should consider the possibility that any of these activities, relationships, or payments may influence a financial service provider’s (or its representatives’) decision to recommend, promote, include, or invest in a Vanguard fund or share class. Each financial service provider should consider its suitability determinations, fiduciary duties, and other legal obligations (or those of its representatives) in connection with any decision to consider, recommend, promote, include, or invest in a Vanguard fund or share class.
The following table describes the expenses of Vanguard and VMC that are incurred by the Funds. Amounts captioned “Management and Administrative Expenses” include a Fund’s allocated share of expenses associated with the management, administrative, and transfer agency services Vanguard provides to the Vanguard funds. Amounts captioned “Marketing and Distribution Expenses” include a Fund’s allocated share of expenses associated with the marketing and distribution activities that VMC conducts on behalf of the Vanguard funds.
B-23

As is the case with all mutual funds, transaction costs incurred by the Funds for buying and selling securities are not reflected in the table. Annual Shared Fund Operating Expenses are based on expenses incurred in the fiscal years ended August 31, 2023, 2024, and 2025, and are presented as a percentage of each Fund’s average month-end net assets.
Annual Shared Fund Operating Expenses (Shared Expenses Deducted From Fund Assets)
Vanguard Fund	2023	2024	2025
Vanguard Cash Reserves Federal Money Market Fund
Management and Administrative Expenses	0.09%	0.09%	0.09%
Marketing and Distribution Expenses	0.01	0.01	0.01
Vanguard Federal Money Market Fund
Management and Administrative Expenses	0.10%	0.10%	0.10%
Marketing and Distribution Expenses	0.01	0.01	0.01
Vanguard Treasury Money Market Fund
Management and Administrative Expenses	0.08%	0.08%	0.07%
Marketing and Distribution Expenses	0.01	0.01	0.01
Officers and Trustees
Each Vanguard fund is governed by the board of trustees of its trust and a single set of officers. Consistent with the board’s corporate governance principles, the trustees believe that their primary responsibility is oversight of the management of each fund for the benefit of its shareholders, not day-to-day management. The trustees set broad policies for the funds; select investment advisors; monitor fund operations, regulatory compliance, performance, and costs; nominate and select new trustees; and elect fund officers. Vanguard manages the day-to-day operations of the funds under the direction of the board of trustees.
The trustees play an active role, as a full board and at the committee level, in overseeing risk management for the funds. The trustees delegate the day-to-day risk management of the funds to various groups, including portfolio review, investment management, risk management, compliance, legal, fund accounting, and fund services and oversight. These groups provide the trustees with regular reports regarding investment, valuation, liquidity, and compliance, as well as the risks associated with each. The trustees also oversee risk management for the funds through regular interactions with the funds’ internal and external auditors.
The full board participates in the funds’ risk oversight, in part, through the Vanguard funds’ compliance program, which covers the following broad areas of compliance: investment and other operations; recordkeeping; valuation and pricing; communications and disclosure; reporting and accounting; oversight of service providers; fund governance; and codes of ethics, insider trading controls, and protection of nonpublic information. The program seeks to identify and assess risk through various methods, including through regular interdisciplinary communications between compliance professionals and business personnel who participate on a daily basis in risk management on behalf of the funds. The funds’ chief compliance officer regularly provides reports to the board in writing and in person.
The Audit and Risk Committee of the board, which is composed of Sarah Bloom Raskin, Peter F. Volanakis, Tara Bunch, and Mark Loughridge, each of whom is an independent trustee, oversees the management of financial risks and controls and enterprise-wide risk management. The Audit and Risk Committee serves as the channel of communication between the independent auditors of the funds and the board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process. The committee also serves as a channel of communication between risk management personnel and the board with respect to enterprise-wide risk management. Vanguard’s head of internal audit reports directly to the Audit and Risk Committee. The committee receives reports in writing and in person on a regular basis from Vanguard’s head of internal audit and Vanguard’s chief risk officer. Although the Audit and Risk Committee is responsible for overseeing the management of financial risks and controls and enterprise-wide risk management, the entire board is regularly informed of these risks through the committee’s reports.
All of the trustees bring to each fund’s board a wealth of executive leadership experience derived from their service as executives (in many cases chief executive officers), board members, and leaders of diverse public operating companies, academic institutions, and other organizations. In determining whether an individual is qualified to serve as a trustee of the funds, the board considers a wide variety of information about the trustee, and multiple factors contribute to the
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board’s decision. Each trustee is determined to have the experience, skills, and attributes necessary to serve the funds and their shareholders because each trustee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the board. The board also considers the individual experience of each trustee and determines that the trustee’s professional experience, education, and background contribute to the diversity of perspectives on the board. The business acumen, experience, and objective thinking of the trustees are considered invaluable assets for Vanguard management and, ultimately, the Vanguard funds’ shareholders. The specific roles and experience of each board member that factor into this determination are presented on the following pages. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.
Name, Year of Birth	Position(s) Held With Funds	Vanguard Funds’ Trustee/ Officer Since	Principal Occupation(s) During the Past Five Years, Outside Directorships, and Other Experience	Number of Vanguard Funds Overseen by Trustee/Officer
Interested Trustee[1]
Salim Ramji (1970)	Chief Executive Officer and President	CEO and President since July 2024; Trustee since February 2025	Chief executive officer and president of each of the investment companies served by Vanguard (2024–present). Chief executive officer and director of Vanguard (2024–present). Global head of iShares and of index investing of BlackRock (2019–2024) and member of iShares fund board (2019–2024). Head of U.S. Wealth Advisory of BlackRock (2015–2019). Member of investment committee of Friends Seminary. Trustee of Graham Windham (child-welfare organization). Member of the international leadership council of the University of Toronto.	228
1 Mr. Ramji is considered an “interested person” as defined in the 1940 Act because he is an officer of the Funds.
Independent Trustees
Tara Bunch (1962)	Trustee	November 2021	Head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the boards of the University of California, Berkeley School of Engineering, and Santa Clara University’s School of Business.	228
Mark Loughridge (1953)	Independent Chair	March 2012	Senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, and vice president and controller (1998–2002) of IBM. Member of the Council on Chicago Booth.	228
Scott C. Malpass (1962)	Trustee	March 2012	Co-founder and managing partner (2022–present) of Grafton Street Partners (investment advisory firm). Chief investment officer and vice president of the University of Notre Dame (retired 2020). Chair of the board of Catholic Investment Services, Inc. (investment advisor). Member of the board of superintendence of the Institute for the Works of Religion. Member of the board of directors of Paxos Trust Company (finance).	228
John Murphy (1962)	Trustee	February 2025	President (2022–present), chief financial officer (2019–present), and president of the Asia Pacific group (2016–2018) of The Coca-Cola Company (TCCC). Member of the board of directors of Mexico-based Coca-Cola FEMSA (beverage bottler company); The Coca-Cola Foundation (TCCC’s philanthropic arm); and Engage (innovation and corporate venture platform supporting startups). Member of the board of trustees of the Woodruff Arts Center.	228
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Name, Year of Birth	Position(s) Held With Funds	Vanguard Funds’ Trustee/ Officer Since	Principal Occupation(s) During the Past Five Years, Outside Directorships, and Other Experience	Number of Vanguard Funds Overseen by Trustee/Officer
Lubos Pastor (1974)	Trustee	January 2024
Charles P. McQuaid Distinguished Service Professor
of Finance (2023–present) at the University of
Chicago Booth School of Business; Charles P.
McQuaid Professor of Finance at the University of
Chicago Booth School of Business (2009–2023).
Managing director (2024–present) of Andersen
(professional services) and a member of the Advisory
Board of the Andersen Institute for Finance and
Economics. President of the European Finance
Association. Member of the board of the Fama-Miller
Center for Research in Finance. Research associate
at the National Bureau of Economic Research.
Member of the Center for Research in Security Prices
(CRSP) Index Advisory Council and Advisory Board.
				228
Rebecca Patterson (1968)	Trustee	February 2025	Chief investment strategist at Bridgewater Associates LP (2020–2023). Chief investment officer at Bessemer Trust (2012–2019). Member of the Council on Foreign Relations and the Economic Club of New York. Chair of the Board of Directors of the Council for Economic Education. Member of the Board of the University of Florida Investment Corporation.	228
André F. Perold (1952)	Trustee	December 2004	George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies LLC (private investment firm). Board member of RIT Capital Partners (investment firm).	228
Sarah Bloom Raskin (1961)	Trustee	January 2018	Deputy secretary (2014–2017) of the U.S. Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice, Duke Law School (2021–present); Rubenstein fellow, Duke University (2017–2020); distinguished fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and senior fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services).	228
Grant Reid (1959)	Trustee	July 2023	Senior operating partner (2023–present) of CVC Capital (alternative investment manager). Chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Member of the board of the Sustainable Markets Initiative (environmental services) and chair of the Sustainable Markets Initiative’s Agribusiness Task Force.	228
David Thomas (1956)	Trustee	July 2021	President Emeritus of Morehouse College (2018–2025). Professor of Business Administration, Emeritus at Harvard University (2017–2018) and dean (2011–2016) and professor of management at Georgetown University, McDonough School of Business (2016–2017). Director of DTE Energy Company. Trustee of Commonfund.	228
Barbara Venneman (1964)	Trustee	February 2025	Global head of Deloitte Digital (retired 2024) and member of the Deloitte Global Consulting Executive Committee (retired 2024) at Deloitte Consulting LLP. Member of the board of Reality Changers (educational nonprofit).	228
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Name, Year of Birth	Position(s) Held With Funds	Vanguard Funds’ Trustee/ Officer Since	Principal Occupation(s) During the Past Five Years, Outside Directorships, and Other Experience	Number of Vanguard Funds Overseen by Trustee/Officer
Peter F. Volanakis (1955)	Trustee	July 2009	President and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.	228
Executive Officers
Jacqueline Angell (1974)	Chief Compliance Officer	November 2022	Principal of Vanguard. Chief compliance officer (2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.	228
John Bendl (1970)	Finance Director	July 2025
Finance director (July 2025–present) of each of the
investment companies served by Vanguard. Managing
director (July 2025–present) of Vanguard. Chief
financial officer (July 2025–present) of Vanguard.
Senior Vice President and Director (July
2025–present) of Vanguard Marketing Corporation.
Head of Financial Planning and Analysis and
Enterprise Strategic Services (2024–2025) of
Vanguard. Divisional chief financial officer of
Vanguard’s International division (2021–2024). Chief
financial officer (2019–2021) of each of the investment
companies served by Vanguard. Chief accounting
officer, treasurer, and controller (2017–2019) of
Vanguard. Partner (2003–2016) at KPMG (audit, tax,
and advisory services).
				228
Christine Buchanan (1970)	Chief Financial Officer	November 2017	Principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2021) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).	228
Gregory Davis (1970)	Vice President	July 2024
Vice president of each of the investment companies
served by Vanguard (2024–present). President
(2024–present) and director (2024–present) of
Vanguard. Chief investment officer (2017–present) of
Vanguard. Principal (2014–present) and head of the
Fixed Income Group (2014–2017) of Vanguard.
Asia-Pacific chief investment officer (2013–2014) and
director of Vanguard Investments Australia, Ltd.
(2013–2014). Member of the Treasury Borrowing
Advisory Committee of the U.S. Department of the
Treasury. Member of the investment advisory
committee on Financial Markets for the Federal
Reserve Bank of New York. Vice chairman of the
board of the Children’s Hospital of Philadelphia.
				228
John Galloway (1973)	Investment Stewardship Officer	September 2020	Principal of Vanguard. Investment stewardship officer (2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special Assistant to the President of the United States (2015).	228
Ashley Grim (1984)	Treasurer	February 2022	Treasurer (2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).	228
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Name, Year of Birth	Position(s) Held With Funds	Vanguard Funds’ Trustee/ Officer Since	Principal Occupation(s) During the Past Five Years, Outside Directorships, and Other Experience	Number of Vanguard Funds Overseen by Trustee/Officer
Natalie Lamarque (1976)	Secretary	September 2025
Chief Legal Officer of Vanguard (September
2025–present). Secretary (September 2025–present)
of Vanguard and each of the investment companies
served by Vanguard. Managing director (September
2025–present) of Vanguard. General Counsel and
Secretary (2022–2025) at Principal Financial Group.
General Counsel (2020–2022) and Deputy General
Counsel (2019–2020) at New York Life Insurance
Company. Member of the board of visitors for Duke
University School of Law. Member of the board of
trustees for City Year New York. Member of the
advisory board for New York University School of Law,
Program on Corporate Compliance and Enforcement.
				228
Jodi Miller (1980)	Finance Director	September 2022	Principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services & Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.	228
Matt Piro (1980)	Manager Oversight Officer	July 2025	Principal of Vanguard. Manager oversight officer (July 2025–present) of each of the investment companies served by Vanguard. Global head of Oversight & Manager Search (2022–present) of Vanguard. Global head of ESG product (2017–2021) of Vanguard. Head of product – Europe (2017–2021) of Vanguard. Senior investment director of Oversight & Manager Search (2012–2017) of Vanguard.	228
With the exception of Mr. Ramji, all of the trustees are independent. The trustees designate a chair of the board. Mr. Loughridge, an independent trustee, serves as chair. The independent chair is a spokesperson and principal point of contact for the trustees, including the independent trustees, and is responsible for coordinating the activities of the trustees, including calling regular executive sessions of the independent trustees, developing the agenda of each board meeting together with the chief executive officer, and chairing the meetings of the trustees.
Board Committees: The Trusts’ board has the following committees:
■ Audit and Risk Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, the independent audits of each fund, and enterprise-wide risk management. Ms. Raskin and Mr. Volanakis co-chair the committee. The following independent trustees serve as members of the committee: Ms. Bunch and Mr. Loughridge. The committee held five meetings during the Trusts’ fiscal year ended August 31, 2025.
■ Compensation Committee: This committee oversees the compensation programs established by each fund for the benefit of its trustees. Mr. Reid chairs the committee. The following independent trustees serve as members of the committee: Mr. Loughridge, Mr. Murphy, and Ms. Patterson. The committee held six meetings during the Trusts’ fiscal year ended August 31, 2025.
■ Independent Governance Committee: This committee assists the board in fulfilling its responsibilities and is empowered to exercise board powers in the intervals between board meetings unless such action is prohibited by applicable law or Trust bylaws. Mr. Loughridge chairs the committee. The following independent trustees serve as members of the committee: Mr. Pastor, Mr. Perold, Ms. Raskin, and Mr. Volanakis. The committee held three meetings during the Trusts’ fiscal year ended August 31, 2025.
■ Investment Committees: These committees oversee the investment advisors to the funds. The committees are responsible for: approving the funds’ investment advisory agreements and allocation of assets among advisors, overseeing the funds’ proxy voting, and approving policies used to vote fund proxies. Mr. Pastor and Mr. Malpass each chair one of the committees and each trustee serves on at least one of the two investment committees, with each committee comprised of a majority of the funds’ independent trustees. Each investment committee held one meeting during the Trusts’ fiscal year ended August 31, 2025.
■ Nominating Committee: This committee nominates candidates for election to the board of trustees of each fund. The committee also has the authority to recommend the removal of any trustee. Ms. Bunch chairs the committee. The
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following independent trustees serve as members of the committee: Mr. Loughridge, Mr. Malpass, Dr. Thomas, and Ms. Venneman. The committee held four meetings during the Trusts’ fiscal year ended August 31, 2025.
The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Ms. Bunch, chair of the committee.
Trustees retire in accordance with the funds’ governing documents and policies, and typically by age 75.
Trustee Compensation
The same individuals serve as trustees of all Vanguard funds and each fund pays a proportionate share of the trustees’ compensation. Vanguard funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds.
Independent Trustees. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in two ways:
■ The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.
■ The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.
“Interested” Trustee. Mr. Ramji serves as a trustee, but is not compensated in this capacity. He is, however, compensated in his role as an officer of Vanguard.
Compensation Table. The following tables provide compensation details for each of the trustees. We list the amounts paid as compensation by the Funds for each trustee. In addition, the tables show the total amount of compensation paid to each trustee by all Vanguard funds.
VANGUARD MONEY MARKET RESERVES
TRUSTEES’ COMPENSATION TABLE
Trustee	Aggregate Compensation From the Funds[1]	Total Compensation From All Vanguard Funds Paid to Trustees[2]
Salim Ramji[3]	—	—
Tara Bunch	$23,164	$380,000
Emerson U. Fullwood[4]	14,791	380,000
F. Joseph Loughrey[5]	16,466	390,000
Mark Loughridge	29,304	525,000
Scott C. Malpass	21,768	380,000
Deanna Mulligan[6]	—	121,667
John Murphy[7]	12,373	—
Lubos Pastor	21,768	365,000
Rebecca Patterson[8]	12,461	—
André F. Perold	21,210	365,000
Sarah Bloom Raskin	23,164	390,000
Grant Reid	21,768	365,000
David Thomas	21,210	365,000
Barbara Venneman[9]	12,461	—
Peter F. Volanakis	23,164	390,000
1
The amounts shown in this column are based on the Trust’s fiscal year ended August 31, 2025. Each Fund within the Trust is responsible for a proportionate share of these amounts.
2
The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 212 Vanguard funds for the 2024 calendar year and include any amount a trustee has elected to defer. During the 2024 calendar year, the following trustees elected to defer all or a portion of their compensation as follows: Ms. Bunch, $380,000; Mr. Perold, $365,000; Ms. Raskin, $195,000; Mr. Reid, $365,000; and Dr. Thomas, $182,500.
3
Mr. Ramji became a member of the Funds’ board effective February 26, 2025.
4
Mr. Fullwood retired from the Funds’ board effective February 26, 2025.
5
Mr. Loughrey retired from the Funds’ board effective February 26, 2025.
6
Ms. Mulligan resigned from the Funds’ board effective May 3, 2024.
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7
Mr. Murphy became a member of the Funds’ board effective February 26, 2025.
8
Ms. Patterson became a member of the Funds’ board effective February 26, 2025.
9
Ms. Venneman became a member of the Funds’ board effective February 26, 2025.
VANGUARD ADMIRAL FUNDS
TRUSTEES’ COMPENSATION TABLE
Trustee	Aggregate Compensation From the Funds[1]	Total Compensation From All Vanguard Funds Paid to Trustees[2]
Salim Ramji[3]	—	—
Tara Bunch	$6,187	$380,000
Emerson U. Fullwood[4]	3,951	380,000
F. Joseph Loughrey[5]	4,398	390,000
Mark Loughridge	7,827	525,000
Scott C. Malpass	5,815	380,000
Deanna Mulligan[6]	—	121,667
John Murphy[7]	3,305	—
Lubos Pastor	5,815	365,000
Rebecca Patterson[8]	3,329	—
André F. Perold	5,665	365,000
Sarah Bloom Raskin	6,187	390,000
Grant Reid	5,815	365,000
David Thomas	5,665	365,000
Barbara Venneman[9]	3,329	—
Peter F. Volanakis	6,187	390,000
1
The amounts shown in this column are based on the Trust’s fiscal year ended August 31, 2025. Each Fund within the Trust is responsible for a proportionate share of these amounts.
2
The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 212 Vanguard funds for the 2024 calendar year and include any amount a trustee has elected to defer. During the 2024 calendar year, the following trustees elected to defer all or a portion of their compensation as follows: Ms. Bunch, $380,000; Mr. Perold, $365,000; Ms. Raskin, $195,000; Mr. Reid, $365,000; and Dr. Thomas, $182,500.
3
Mr. Ramji became a member of the Funds’ board effective February 26, 2025.
4
Mr. Fullwood retired from the Funds’ board effective February 26, 2025.
5
Mr. Loughrey retired from the Funds’ board effective February 26, 2025.
6
Ms. Mulligan resigned from the Funds’ board effective May 3, 2024.
7
Mr. Murphy became a member of the Funds’ board effective February 26, 2025.
8
Ms. Patterson became a member of the Funds’ board effective February 26, 2025.
9
Ms. Venneman became a member of the Funds’ board effective February 26, 2025.
Ownership of Fund Shares
All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following tables show each trustee’s ownership of shares of each Fund and of all Vanguard funds served by the trustee as of December 31, 2024.
B-30

VANGUARD MONEY MARKET RESERVES
Vanguard Fund	Trustee	Dollar Range of Fund Shares Owned by Trustee	Aggregate Dollar Range of Vanguard Fund Shares Owned by Trustee
Vanguard Cash Reserves Federal Money Market Fund	Salim Ramji	—	Over $100,000
	Tara Bunch	—	Over $100,000
	Mark Loughridge	$10,001 – $50,000	Over $100,000
	Scott C. Malpass	—	Over $100,000
	John Murphy	—	Over $100,000
	Lubos Pastor	Over $100,000	Over $100,000
	Rebecca Patterson	—	Over $100,000
	André F. Perold	$1 – $10,000	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Grant Reid	—	Over $100,000
	David Thomas	—	Over $100,000
	Barbara Venneman	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Vanguard Federal Money Market Fund	Salim Ramji	$10,001 – $50,000	Over $100,000
	Tara Bunch	—	Over $100,000
	Mark Loughridge	Over $100,000	Over $100,000
	Scott C. Malpass	$50,001 – $100,000	Over $100,000
	John Murphy	—	Over $100,000
	Lubos Pastor	$1 – $10,000	Over $100,000
	Rebecca Patterson	—	Over $100,000
	André F. Perold	—	Over $100,000
	Sarah Bloom Raskin	$10,001 – $50,000	Over $100,000
	Grant Reid	—	Over $100,000
	David Thomas	Over $100,000	Over $100,000
	Barbara Venneman	Over $100,000	Over $100,000
	Peter F. Volanakis	Over $100,000	Over $100,000
VANGUARD ADMIRAL FUNDS
Vanguard Fund	Trustee	Dollar Range of Fund Shares Owned by Trustee	Aggregate Dollar Range of Vanguard Fund Shares Owned by Trustee
Vanguard Treasury Money Market Fund	Salim Ramji	—	Over $100,000
	Tara Bunch	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	John Murphy	—	Over $100,000
	Lubos Pastor	—	Over $100,000
	Rebecca Patterson	—	Over $100,000
	André F. Perold	$1 – $10,000	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Grant Reid	—	Over $100,000
	David Thomas	—	Over $100,000
	Barbara Venneman	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000
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As of November 30, 2025, the trustees and officers of the funds owned, in the aggregate, less than 1% of each class of each fund’s outstanding shares.
As of November 30, 2025, the following owned of record 5% or more of the outstanding shares of each class:
Vanguard Fund	Share Class	Owner and Address	Percentage of Ownership
Vanguard Cash Reserves Federal Money Market Fund	Admiral Shares	National Financial Services LLC, Jersey City, NJ	5.22%
Vanguard Federal Money Market Fund	Investor Shares	Vanguard Marketing Corporation, Malvern, PA	6.14%
		Vanguard Brokerage Services, Malvern, PA	65.28%
Vanguard Treasury Money Market Fund	Investor Shares	J.P. Morgan Securities LLC, Brooklyn, NY	6.09%
		Charles Schwab & Co., Inc., San Francisco, CA	8.89%
A shareholder who owns more than 25% of a Fund’s voting shares may be considered a controlling person. As of November 30, 2025, the following held of record 25% or more of the voting shares:
Vanguard Fund	Owner	Percentage of Ownership
Vanguard Federal Money Market Fund	Vanguard Brokerage Services, Malvern, PA	65.28%
Portfolio Holdings Disclosure Policies and Procedures
Introduction
Vanguard and the boards of trustees of the Vanguard funds (the Boards) have adopted Portfolio Holdings Disclosure Policies and Procedures (Policies and Procedures) to govern the disclosure of the portfolio holdings of each Vanguard fund. Vanguard and the Boards considered each of the circumstances under which Vanguard fund portfolio holdings may be disclosed to different categories of persons under the Policies and Procedures. Vanguard and the Boards also considered actual and potential material conflicts that could arise in such circumstances between the interests of Vanguard fund shareholders, on the one hand, and those of the fund’s investment advisor, sub-advisor, distributor, or any affiliated person of the fund, its investment advisor, sub-advisor, or its distributor, on the other. After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, Vanguard and the Boards determined that the Vanguard funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Policies and Procedures and that the Policies and Procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately addresses the potential for material conflicts of interest.
The Boards exercise continuing oversight of the disclosure of Vanguard fund portfolio holdings by (1) overseeing the implementation and enforcement of the Policies and Procedures, the Code of Ethical Conduct, and the Policies and Procedures Designed to Prevent the Misuse of Inside Information (collectively, the portfolio holdings governing policies) by the chief compliance officer of Vanguard and the Vanguard funds; (2) considering reports and recommendations by the chief compliance officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies; and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies.
Vanguard and the Boards reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice at their sole discretion. For purposes of the Policies and Procedures, the term “portfolio holdings” means the equity and debt securities (e.g., stocks and bonds) held by a Vanguard fund and does not mean the cash equivalent investments, derivatives, and other investment positions (collectively, other investment positions) held by the fund.
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Online Disclosure of Complete Portfolio Holdings
Actively managed equity funds, unless otherwise stated, generally will seek to disclose complete portfolio holdings as of the end of the most recent calendar quarter online at vanguard.com, 30 calendar days after the end of the calendar quarter. Actively managed fixed income funds will seek to disclose complete portfolio holdings as of the end of the most recent month online at vanguard.com, 15 calendar days after the end of the month. Each Vanguard fund relying on Rule 6c-11 under the 1940 Act (e.g., standalone ETFs) generally will seek to disclose complete portfolio holdings, including other investment positions, at the beginning of each business day. These portfolio holdings, including other investment positions, will be disclosed online at vanguard.com. In accordance with Rule 2a-7 under the 1940 Act, each of the Vanguard money market funds will disclose the fund’s complete portfolio holdings as of the last business day of the prior month online at vanguard.com no later than the fifth business day of the current month. The complete portfolio holdings information for money market funds will remain available online for at least six months after the initial posting. Each Vanguard index fund, other than those Vanguard index funds relying on Rule 6c-11 under the 1940 Act (e.g., standalone ETFs), generally will seek to disclose the fund’s complete portfolio holdings as of the end of the most recent month online at vanguard.com, 15 calendar days after the end of the month.
Online disclosure of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons. Vanguard will review complete portfolio holdings before disclosure is made and, except with respect to the complete portfolio holdings of the Vanguard money market funds, may withhold any portion of the fund’s complete portfolio holdings from disclosure when deemed to be in the best interests of the fund after consultation with a Vanguard fund’s investment advisor.
Disclosure of Complete Portfolio Holdings to Service Providers Subject to Confidentiality and Trading Restrictions
Vanguard, for legitimate business purposes, may disclose Vanguard fund complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations; financial printers; proxy voting service providers; pricing information vendors; issuers of guaranteed investment contracts for stable value portfolios; third parties that deliver analytical, statistical, or consulting services; and other third parties that provide services (collectively, Service Providers) to Vanguard, Vanguard subsidiaries, and/or the Vanguard funds. Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information.
The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag. Disclosure of Vanguard fund complete portfolio holdings by Vanguard to a Service Provider must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Portfolio Review Department or Office of the General Counsel. Any disclosure of Vanguard fund complete portfolio holdings to a Service Provider as previously described may also include a list of the other investment positions that make up the fund, such as cash equivalent investments and derivatives.
Currently, Vanguard fund complete portfolio holdings are disclosed to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Abel/Noser Corporation; Advisor Software, Inc.; Alcom Printing Group Inc.; Apple Press, L.C.; Bloomberg L.P.; Brilliant Graphics, Inc.; Broadridge Financial Solutions, Inc.; Brown Brothers Harriman & Co.; Canon Business Process Services; Charles River Systems, Inc.; Confluence Technology Inc.; Eagle Investments; Equilend; FactSet Research Systems Inc.; Gresham Technologies, Plc.; Institutional Shareholder Services, Inc.; Intellicor, LLC; Investment Technology Group, Inc.; Lipper, Inc.; Markit WSO Corporation; McMunn Associates Inc.; Morningstar, Inc.; Phoenix Lithographing Corporation; Pirium Systems Limited; Reuters America Inc.; R.R. Donnelley, Inc.; Schvey, Inc. d/b/a Axoni; SimCorp USA Inc.; State Street Bank and Trust Company; Stonewain Systems Inc.; and Trade Informatics LLC.
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Disclosure of Complete Portfolio Holdings to Vanguard Affiliates and Certain Fiduciaries Subject to Confidentiality and Trading Restrictions
Vanguard fund complete portfolio holdings may be disclosed between and among the following persons (collectively, Affiliates and Fiduciaries) for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons’ continuing legal duty of confidentiality and legal duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethical Conduct, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, by agreement, or under applicable laws, rules, and regulations: (1) persons who are subject to the Code of Ethical Conduct or the Policies and Procedures Designed to Prevent the Misuse of Inside Information; (2) an investment advisor, sub-advisor, distributor, administrator, transfer agent, or custodian to a Vanguard fund; (3) an accounting firm, an auditing firm, or outside legal counsel retained by Vanguard, a Vanguard subsidiary, or a Vanguard fund; (4) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a Vanguard fund’s current advisor; and (5) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.
The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag. Any disclosure of Vanguard fund complete portfolio holdings to any Affiliates and Fiduciaries as previously described may also include a list of the other investment positions that make up the fund, such as cash equivalent investments and derivatives. Disclosure of Vanguard fund complete portfolio holdings or other investment positions by Vanguard, VMC, or a Vanguard fund to Affiliates and Fiduciaries must be authorized by a Vanguard fund officer or a Principal of Vanguard.
Currently, Vanguard discloses complete portfolio holdings to the following Affiliates and Fiduciaries as part of ongoing arrangements that serve legitimate business purposes: Vanguard and each investment advisor, sub-advisor, custodian, and independent registered public accounting firm identified in each fund’s Statement of Additional Information.
Disclosure of Portfolio Holdings to Trading Counterparties in the Normal Course of Managing a Fund’s Assets
An investment advisor, sub-advisor, administrator, or custodian for a Vanguard fund may, for legitimate business purposes within the scope of its official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up the fund to any trading counterparty, including one or more broker-dealers or banks, during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such trading counterparties subject to the counterparty’s legal obligation not to use or disclose material nonpublic information concerning the fund’s portfolio holdings, other investment positions, securities transactions, or derivatives transactions without the consent of the fund or its agents. The Vanguard funds have not given their consent to any such use or disclosure and no person or agent of Vanguard is authorized to give such consent except as approved in writing by the Boards of the Vanguard funds. Disclosure of portfolio holdings or other investment positions by Vanguard to trading counterparties must be authorized by a Vanguard fund officer or a Principal of Vanguard.
Disclosure of Nonmaterial Information
The Policies and Procedures permit Vanguard fund officers, Vanguard fund portfolio managers, and other Vanguard representatives (collectively, Approved Vanguard Representatives) to disclose any views, opinions, judgments, advice, or commentary, or any analytical, statistical, performance, or other information, in connection with or relating to a Vanguard fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a Vanguard fund that occurred after the end of the most recent calendar quarter (recent portfolio changes) to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Vanguard fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic information. Disclosure of commentary and analysis or recent portfolio changes by Vanguard, VMC, or a Vanguard fund must be authorized by a Vanguard fund officer or a Principal of Vanguard.
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An Approved Vanguard Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Vanguard fund. Nonexclusive examples of commentary and analysis about a Vanguard fund include (1) the allocation of the fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries; (2) the characteristics of the stock and bond components of the fund’s portfolio holdings and other investment positions; (3) the attribution of fund returns by asset class, sector, industry, and country; and (4) the volatility characteristics of the fund. Approved Vanguard Representatives may, at their sole discretion, deny any request for information made by any person, and may do so for any reason or for no reason. Approved Vanguard Representatives include, for purposes of the Policies and Procedures, persons employed by or associated with Vanguard or a subsidiary of Vanguard who have been authorized by Vanguard’s Portfolio Review Department to disclose recent portfolio changes and/or commentary and analysis in accordance with the Policies and Procedures.
Disclosure of Portfolio Holdings Related Information to the Issuer of a Security for Legitimate Business Purposes
Vanguard, at its sole discretion, may disclose portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security if the issuer presents, to the satisfaction of Vanguard’s Fund Services and Oversight unit, convincing evidence that the issuer has a legitimate business purpose for such information. Disclosure of this information to an issuer is conditioned on the issuer being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which portfolio holdings information concerning a security may be disclosed to the issuer of such security, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the issuer, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to an issuer cannot be determined in advance of a specific request and will vary based upon the particular facts and circumstances and the legitimate business purposes, but in unusual situations could be as frequent as daily, with no lag. Disclosure of portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Equity Investment Group, Portfolio Review Department, or Office of the General Counsel.
Disclosure of Portfolio Holdings as Required by Applicable Law
Vanguard fund portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up a fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Vanguard fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by Vanguard, VMC, or a Vanguard fund as required by applicable laws, rules, and regulations must be authorized by a Vanguard fund officer or a Principal of Vanguard.
Prohibitions on Disclosure of Portfolio Holdings
No person is authorized to disclose Vanguard fund portfolio holdings or other investment positions (whether online at vanguard.com, in writing, by fax, by email, orally, or by other means) except in accordance with the Policies and Procedures. In addition, no person is authorized to make disclosure pursuant to the Policies and Procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act). Furthermore, Vanguard’s management, at its sole discretion, may determine not to disclose portfolio holdings or other investment positions that make up a Vanguard fund to any person who would otherwise be eligible to receive such information under the Policies and Procedures, or may determine to make such disclosures publicly as provided by the Policies and Procedures.
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Prohibitions on Receipt of Compensation or Other Consideration
The Policies and Procedures prohibit a Vanguard fund, its investment advisor, and any other person or entity from paying or receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of Vanguard fund portfolio holdings or other investment positions. “Consideration” includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or sub-advisor or by any affiliated person of the investment advisor or sub-advisor.
Investment Advisory and Other Services
The Funds receive all investment advisory services from Vanguard, through its Fixed Income Group. These services are provided by an experienced investment advisory staff employed directly by Vanguard. The compensation and other expenses of the advisory staff are allocated among the funds utilizing these services.
During the fiscal years ended August 31, 2023, 2024, and 2025, the Funds incurred the following approximate advisory expenses:
Vanguard Fund	2023	2024	2025
Vanguard Cash Reserves Federal Money Market Fund	$410,000	$727,000	$1,185,000
Vanguard Federal Money Market Fund	966,000	1,824,000	3,351,000
Vanguard Treasury Money Market Fund	190,000	442,000	877,000
1. Other Accounts Managed
The following table provides information relating to the other accounts managed by the portfolio managers of the Funds as of the fiscal year ended August 31, 2025 (unless otherwise noted):
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
Nafis T. Smith	Registered investment companies[1]	5	$684.2B	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0
1
Includes Vanguard Federal Money Market Fund, Vanguard Cash Reserves Federal Money Market Fund, and Vanguard Treasury Money Market Fund, which collectively held assets of $581 billion as of August 31, 2025.
2. Material Conflicts of Interest
At Vanguard, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these accounts may include separate accounts, collective trusts, and offshore funds. Managing multiple funds or accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Vanguard manages potential conflicts between funds or accounts through allocation policies and procedures, internal review processes, and oversight by trustees and independent third parties. Vanguard has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations in which two or more funds or accounts participate in investment decisions involving the same securities.
3. Description of Compensation
All Vanguard portfolio managers are Vanguard employees. This section describes the compensation of the Vanguard employees who manage Vanguard mutual funds. As of August 31, 2025, a Vanguard portfolio manager’s compensation generally consists of base salary, bonus, and payments under Vanguard’s long-term incentive compensation program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Vanguard employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Vanguard adopted in the 1980s to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of tax law changes. These plans are structured to provide the same retirement benefits as the standard retirement plans.
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In the case of portfolio managers responsible for managing multiple Vanguard funds or accounts, the method used to determine their compensation is the same for all funds and investment accounts. A portfolio manager’s base salary is determined by the manager’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by Vanguard’s Human Resources Department. A portfolio manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.
A portfolio manager’s bonus is determined by a number of factors. One factor is gross, pre-tax performance of the fund relative to expectations for how the fund should have performed, given the fund’s investment objective, policies, strategies, and limitations, and the market environment during the measurement period. This performance factor is not based on the amount of assets held in any individual fund’s portfolio. For each Fund, the performance factor depends on how successfully the portfolio manager maintains the stability of the Fund’s shadow NAV over a one-year period and, consequently, how the Fund performs relative to the expectations previously described above over a three-year period. Additional factors include the portfolio manager’s contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives previously described. The bonus is paid on an annual basis.
Under the long-term incentive compensation program, all full-time employees receive a payment from Vanguard’s long-term incentive compensation plan based on their years of service, job level, and if applicable, management responsibilities. Each year, Vanguard’s independent directors determine the amount of the long-term incentive compensation award for that year based on the investment performance of the Vanguard funds relative to competitors and Vanguard’s operating efficiencies in providing services to the Vanguard funds.
4. Ownership of Securities
As of August 31, 2025, the named portfolio manager owned shares of the Funds he managed as follows:

Nafis Smith	Dollar Range
	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	Over $1m
Vanguard Cash Reserves Federal Money Market Fund					X
Vanguard Federal Money Market Fund					X
Vanguard Treasury Money Market Fund		X
Duration and Termination of Investment Advisory Agreement
Vanguard provides investment advisory services to the Funds pursuant to the terms of the Fifth Amended and Restated Funds’ Service Agreement. This agreement will continue in full force and effect until terminated or amended by mutual agreement of the Vanguard funds and Vanguard.

Pursuant to Vanguard’s securities lending policy, Vanguard’s fixed income and money market funds are not permitted to, and do not, lend their investment securities.
Portfolio Transactions
The advisor decides which securities to buy and sell on behalf of a Fund and then selects the brokers or dealers that will execute the trades on an agency basis or the dealers with whom the trades will be effected on a principal basis. For each trade, the advisor must select a broker-dealer that it believes will provide “best execution.” Best execution does not necessarily mean paying the lowest spread or commission rate available. In seeking best execution, the SEC has said that an advisor should consider the full range of a broker-dealer’s services. The factors considered by the advisor in seeking best execution include, but are not limited to, the broker-dealer’s execution capability, clearance and settlement services, commission rate, trading expertise, willingness and ability to commit capital, ability to provide anonymity, financial responsibility, reputation and integrity, responsiveness, access to underwritten offerings and secondary markets, and access to company management, as well as the value of any research provided by the broker-dealer. In assessing which broker-dealer can provide best execution for a particular trade, the advisor also may consider the timing and size of the order and available liquidity and current market conditions. Subject to applicable legal requirements, the advisor may select a broker based partly on brokerage or research services provided to the advisor
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and its clients, including the Funds. The advisor may cause a Fund to pay a higher commission than other brokers would charge if the advisor determines in good faith that the amount of the commission is reasonable in relation to the value of services provided. The advisor also may receive brokerage or research services from broker-dealers that are provided at no charge in recognition of the volume of trades directed to the broker. To the extent research services or products may be a factor in selecting brokers, services and products may include written research reports analyzing performance or securities, discussions with research analysts, meetings with corporate executives to obtain oral reports on company performance, market data, and other products and services that will assist the advisor in its investment decision-making process. The research services provided by brokers through which a Fund effects securities transactions may be used by the advisor in servicing all of its accounts, and some of the services may not be used by the advisor in connection with the Fund.
The types of securities in which the Funds invest are generally purchased and sold through principal transactions, meaning that the Funds normally purchase securities directly from the issuer or a primary market-maker acting as principal for the securities on a net basis. Explicit brokerage commissions are not paid on these transactions, although purchases of new issues from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer’s markup (i.e., a spread between the bid and the asked prices).
As previously explained, the types of securities that the Funds purchase do not normally involve the payment of explicit brokerage commissions. If any such brokerage commissions are paid, however, the advisor will evaluate their reasonableness by considering: (1) the historical commission rates; (2) the rates that other institutional investors are paying, based upon publicly available information; (3) the rates quoted by brokers and dealers; (4) the size of a particular transaction, in terms of the number of shares, the dollar amount, and the number of clients involved; (5) the complexity of a particular transaction in terms of both execution and settlement; (6) the level and type of business done with a particular firm over a period of time; and (7) the extent to which the broker or dealer has capital at risk in the transaction.
During the fiscal years ended August 31, 2023, 2024, and 2025 the Funds did not pay any brokerage commissions. Brokerage commissions paid by a fund may be substantially different from year to year for multiple reasons, such as overall fund performance, market volatility, trading volumes, cash flows, or changes to the securities that make up the fund or a fund’s target index.
Some securities that are considered for investment by a Fund may also be appropriate for other Vanguard funds or for other clients served by the advisor. If such securities are compatible with the investment policies of a Fund and one or more of an advisor’s other clients, and are considered for purchase or sale at or about the same time, then transactions in such securities may be aggregated by the advisor, and the purchased securities or sale proceeds may be allocated among the participating Vanguard funds and the other participating clients of the advisor in a manner deemed equitable by the advisor. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Funds’ board of trustees.
As of August 31, 2025, each Fund held securities of its “regular brokers or dealers,” as that term is defined in Rule 10b-1 of the 1940 Act, as follows:
Vanguard Fund	Regular Broker or Dealer (or Parent)	Aggregate Holdings
Vanguard Cash Reserves Federal Money Market Fund	Banco Bilbao Vizcaya Argentaria	$930,000,000
	Bank of New York Mellon	2,982,000,000
	Barclays Capital, Inc.	1,419,000,000
	Citigroup, Inc.	4,061,000,000
	Credit Agricole Securities (USA) Inc.	774,000,000
	Deutsche Bank Securities Inc.	1,433,000,000
	Federal Reserve Bank of New York	2,244,000,000
	J.P. Morgan Securities LLC	1,396,000,000
	Northern Trust Securities, Inc.	1,008,000,000
	Santander Investment Securities Inc.	387,000,000
	State Street Global Markets, LLC	4,365,000,000
	Sumitomo Mitsui Financial Group, Inc.	2,048,000,000
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Vanguard Fund	Regular Broker or Dealer (or Parent)	Aggregate Holdings
Vanguard Federal Money Market Fund	Bank of New York Mellon	9,882,000,000
	Barclays Capital, Inc.	4,465,000,000
	Citigroup, Inc.	12,782,000,000
	Credit Agricole Securities (USA) Inc.	2,498,000,000
	Deutsche Bank Securities Inc.	4,464,000,000
	Federal Reserve Bank of New York	7,111,000,000
	J.P. Morgan Securities LLC	4,633,000,000
	Northern Trust Securities, Inc.	3,346,000,000
	Santander Investment Securities Inc.	4,376,000,000
	State Street Global Markets, LLC	14,486,000,000
	Sumitomo Mitsui Financial Group, Inc.	6,795,000,000
Vanguard Treasury Money Market Fund	Federal Reserve Bank of New York	—
Proxy Voting
I. Proxy Voting Policies
Each Vanguard fund advised by Vanguard retains the authority to vote proxies received with respect to the shares of equity securities held in a portfolio advised by Vanguard. The Board of Trustees of the Vanguard-advised funds (the Board) has adopted proxy voting procedures and guidelines to govern proxy voting for each portfolio retaining proxy voting authority, which are summarized in Appendix A.
Vanguard has entered into agreements with various state, federal, and non-U.S. regulators and with certain issuers that limit the amount of shares that the funds may vote at their discretion for particular securities. For these securities, the funds are able to vote a limited portion of the shares at their discretion. Any additional shares generally are voted in the same proportion as votes cast by the issuer’s entire shareholder base (i.e., mirror voted), or the fund is not permitted to vote such shares. Further, the Board has adopted policies that will result in certain funds mirror voting a higher proportion of the shares they own in a regulated issuer in order to permit certain other funds (generally advised by managers not affiliated with Vanguard) to mirror vote none, or a lower proportion, of their shares in such regulated issuer.
II. Securities Lending
There may be occasions when Vanguard needs to restrict lending of and/or recall securities that are out on loan in order to vote the full position at a shareholder meeting. For the funds managed by Vanguard, Vanguard has processes to monitor securities on loan and to evaluate any circumstances that may require it to restrict and/or attempt to recall the security based on the criteria set forth in Appendix A.
To obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30, log on to vanguard.com or visit the SEC’s website at sec.gov.
Financial Statements
Each Fund’s financial statements for the fiscal year ended August 31, 2025, and the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, appearing therein, are incorporated by reference into this Statement of Additional Information. For a more complete discussion of each Fund’s performance, please see the Funds’ annual reports to shareholders, which may be obtained without charge.
Appendix A
Summary of the Vanguard-Advised Funds Proxy Voting Policy
The funds for which Vanguard acts as investment advisor (Vanguard-advised funds) retain authority to vote proxies received for the shares of equity securities held in each fund. The Board of Trustees (the Board) for the Vanguard-advised funds has adopted proxy voting procedures and guidelines to govern proxy voting for each portfolio retaining proxy voting authority.
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The Investment Stewardship Oversight Committee (the Committee), comprised primarily of fund officers and subject to the procedures described below, oversees the Vanguard-advised funds’ proxy voting. The Committee reports directly to the Board. Vanguard is subject to these procedures and the proxy voting policies to the extent that they call for Vanguard to administer the voting process and implement the resulting voting decisions, and for these purposes the voting policies have also been approved by the Board of Directors of Vanguard.
The voting principles and policies adopted by the Board provide a framework for assessing each proposal and seek to ensure that each vote is cast in the best interests of each fund. Under the voting policies, each proposal is evaluated on its merits, based on the particular facts and circumstances presented at the company in question. For more information on the funds’ proxy voting policies, please visit about.vanguard.com/investment-stewardship.
I. Investment Stewardship Team
The Investment Stewardship Team administers the day-to-day operation of the funds’ proxy voting process, overseen by the Committee. The Investment Stewardship Team performs the following functions: (1) managing and conducting due diligence of proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the voting policies; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Investment Stewardship Team also prepares periodic and special reports for the Board and proposes amendments to the procedures and voting policies.
II. Investment Stewardship Oversight Committee
The Board, including a majority of the independent trustees, appoints the members of the Committee (which is comprised primarily of fund officers). The Committee works with the Investment Stewardship Team to provide reports and other guidance to the Board regarding proxy voting by the funds. The Committee has an obligation to exercise its decision-making authority in accordance with the Board’s instructions as set forth in the funds’ proxy voting procedures and voting policies and subject to the fiduciary standards of good faith, fairness, and Vanguard’s Code of Ethical Conduct. The Committee may advise the Investment Stewardship Team on how to best apply the Board’s instructions as set forth in the voting policies or refer the matter to the Board, which has ultimate decision-making authority for the funds. The Board reviews the procedures and voting policies annually and modifies them from time to time upon the recommendation of the Committee and in consultation with the Investment Stewardship Team.
III. Proxy Voting Pillars
Vanguard’s investment stewardship activities are grounded in four pillars of corporate governance:
1) Board composition and effectiveness: Good governance begins with a company’s board of directors. Our primary focus is on understanding to what extent the individuals who serve as board members are appropriately independent, capable, and experienced.
2) Board oversight of strategy and risk: Boards should be meaningfully involved in the formation and oversight of strategy and have ongoing oversight of material risks to their company. We work to understand how boards of directors are involved in strategy formation, oversee company strategy, and identify and govern material risks to long-term shareholder returns.
3) Executive pay (compensation or remuneration): Sound, performance-linked compensation programs drive long-term investment returns. We look for companies to provide clear disclosure about their compensation practices, the board’s oversight of those practices, and how said practices are aligned with long-term shareholder returns.
4) Shareholder rights: We believe governance structures should allow shareholders to effectively exercise their foundational rights. Shareholder rights enable a company’s owners to use their voice and their vote—ideally, consistent with their economic exposure—to effect and approve changes in corporate governance practices.
IV. Evaluation of Proxies
For ease of reference, the procedures and guidelines often refer to all Vanguard-advised funds. However, the processes and practices seek to ensure that proxy voting decisions are suitable for individual funds. For most proxy proposals,
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particularly those involving routine corporate governance matters, the evaluation could result in the funds having a common interest in the matter and, accordingly, each fund casting votes in the same manner. In other cases, however, a fund may vote differently from other funds, depending upon the nature and objective of each fund, if doing so is in the best interest of the individual fund.
The voting policies do not permit the Board to delegate voting discretion to a third party that does not serve as a fiduciary for all Vanguard-advised funds. Because many factors bear on each decision, the voting policies incorporate factors that should be considered in each voting decision. A fund may refrain from voting some or all of its shares or vote in a particular way if doing so would be in the fund’s and its shareholders’ best interests. These circumstances may arise, for example, if the expected cost of voting exceeds the expected benefits of voting, if exercising the vote would result in the imposition of trading or other restrictions, or if a fund (or all Vanguard funds in the aggregate) were to own more than the permissible maximum percentage of a company’s stock (as determined by the company’s governing documents or by applicable law, regulation, or regulatory agreement), or if voting would present a potential conflict of interest.
In evaluating proxy proposals, the Investment Stewardship Team considers information from many sources, which could include, but is not limited to, the perspectives of the company management or shareholders presenting a proposal, independent proxy research services, or proprietary research. Additionally, data and recommendations from proxy advisors serve as one of many inputs into our research process. The Vanguard-advised funds may utilize automated voting for matters that are clearly addressed by the funds’ proxy voting procedures and guidelines.
While serving as a framework, the voting policies cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Investment Stewardship Team, under the supervision of the Committee, will evaluate the matter and cast the fund’s vote in a manner that is in the fund’s best interest, subject to the individual circumstances of the fund.
V. Conflicts of Interest
Vanguard takes seriously its commitment to avoid potential conflicts of interest. Vanguard funds invest in thousands of publicly listed companies worldwide. Those companies may include clients, potential clients, vendors, or competitors. Some companies may employ Vanguard trustees, former Vanguard executives, or family members of Vanguard personnel who have direct involvement in Vanguard’s Investment Stewardship program.
Vanguard’s approach to mitigating conflicts of interest begins with the funds’ proxy voting procedures. The procedures require that voting personnel act as fiduciaries and must conduct their activities at all times in accordance with the following standards: (i) fund shareholders’ interests come first; (ii) conflicts of interest must be avoided and mitigated to the extent possible; and (iii) compromising situations must be avoided.
We maintain an important separation between Vanguard’s Investment Stewardship Team and other groups within Vanguard that are responsible for sales, marketing, client service, and vendor/partner relationships. Proxy voting personnel are required to disclose potential conflicts of interest and must recuse themselves from all voting decisions and engagement activities in such instances. In certain circumstances, Vanguard may refrain from voting shares of a company, or may engage an independent third-party fiduciary to vote proxies.
Each externally managed fund has adopted the proxy voting guidelines of its advisor(s) and votes in accordance with the external advisors’ guidelines and procedures. Each advisor has its own procedures for managing conflicts of interest in the best interests of fund shareholders.
VI. Shareholder Proposals
Shareholder proposals are evaluated in the context of the general corporate governance principle that a company’s board has ultimate responsibility for providing effective ongoing oversight of relevant sector and company-specific risks, including risks related to environmental and social matters. Each proposal is evaluated on its merits and in the context of the particular facts and circumstances at the company in question and supported when there is a logically demonstrable linkage between the specific proposal and long-term shareholder value of the company. Some of the factors considered when evaluating shareholder proposals include the materiality of the risk addressed by the proposal, the quality of the current disclosures/business practices, and any progress by the company toward addressing and disclosing the relevant material risk.
B-41

VII. Voting in Markets Outside the United States
Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States (U.S.) in which the funds may invest. Each fund’s votes will be used, where applicable, to support improvements in governance and disclosure by each fund’s portfolio companies. Matters presented by non-U.S. portfolio companies will be evaluated in the foregoing context, as well as in accordance with local market standards and best practices. Votes are cast for each fund in a manner philosophically consistent with the voting policies, taking into account differing practices by market.
In many other markets, voting proxies will result in a fund being prohibited from selling the shares for a period of time due to requirements known as “share-blocking” or reregistration. Generally, the value of voting is unlikely to outweigh the loss of liquidity imposed by these requirements on the funds. In such instances, the funds will generally abstain from voting.
The costs of voting (e.g., custodian fees, vote agency fees) in other markets may be substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances in which the issues presented are unlikely to have a material impact on shareholder value.
VIII. Voting Shares of a Company That Has an Ownership Limitation
Certain companies have provisions in their governing documents or other agreements that restrict stock ownership in excess of a specified limit. Typically, these ownership restrictions are included in the governing documents of real estate investment trusts but may be included in other companies’ governing documents. A company’s governing documents normally allow the company to grant a waiver of these ownership limits, which would allow a fund to exceed the stated ownership limit. Sometimes a company will grant a waiver without restriction. From time to time, a company may grant a waiver only if a fund (or funds) agrees to not vote the company’s shares in excess of the normal specified limit. In such a circumstance, a fund may refrain from voting shares if owning the shares beyond the company’s specified limit is in the best interests of the fund and its shareholders.
In addition, applicable law may require prior regulatory approval to permit ownership of certain regulated issuer’s voting securities above certain limits or may impose other restrictions on owners of more than a certain percentage of a regulated issuer’s voting shares. The Board has authorized the funds to vote shares above these limits in the same proportion as votes cast by the issuer’s entire shareholder base (i.e., mirror vote), or to refrain from voting excess shares. Further, the Board has adopted policies that will result in certain funds mirror voting a higher proportion of the shares they own in a regulated issuer in order to permit certain other funds (generally advised by managers not affiliated with Vanguard) to mirror vote none, or a lower proportion of, their shares in such regulated issuer.
IX. Voting on a Fund’s Holdings of Other Vanguard Funds
Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.
X. Securities Lending
There may be occasions when Vanguard needs to restrict lending of and/or recall securities that are out on loan in order to vote in a shareholder meeting. Vanguard has processes to monitor securities on loan and to evaluate any circumstances that may require us to restrict and/or recall the stock. In making this decision, we consider:
■ The subject of the vote and whether, based on our knowledge and experience, we believe the topic is potentially material to the corporate governance and/or long-term performance of the company;
■ The funds’ individual and/or aggregate equity investment in a company, and whether we estimate that voting funds’ shares would affect the shareholder meeting outcome; and
■ The long-term impact to our fund shareholders, evaluating whether we believe the benefits of voting a company’s shares would outweigh the benefits of stock lending revenues in a particular instance.
SAI 030 122025
B-42

PART B
VANGUARD ADMIRAL FUNDS®
Vanguard S&P 500 Growth Index Fund, Vanguard S&P 500 Value Index Fund, Vanguard S&P Mid-Cap 400 Index Fund, Vanguard S&P Mid-Cap 400 Growth Index Fund, Vanguard S&P Mid-Cap 400 Value Index Fund, Vanguard S&P Small-Cap 600 Index Fund, Vanguard S&P Small-Cap 600 Growth Index Fund, Vanguard S&P Small-Cap 600 Value Index Fund (collectively, the Vanguard S&P Index Funds)
STATEMENT OF ADDITIONAL INFORMATION
December 19, 2025
This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with a Fund’s current prospectus (dated December 19, 2025). To obtain, without charge, a prospectus, the most recent report to shareholders, or the Fund’s financial statements hereby incorporated by reference, please visit https://vgi.vg/fund-literature or contact The Vanguard Group, Inc. (Vanguard).
Phone: Investor Information Department at 800-662-7447
Online: vanguard.com
TABLE OF CONTENTS
Description of the Trust
Vanguard Admiral Funds (the Trust) currently offers the following funds and share classes (identified by ticker symbol):
Share Classes[1]
Vanguard Fund[2]	Investor	Institutional	ETF
Vanguard Treasury Money Market Fund	VUSXX	—	—
Vanguard S&P 500 Growth Index Fund	—	VSPGX	VOOG[3]
Vanguard S&P 500 Value Index Fund	—	VSPVX	VOOV[3]
Vanguard S&P Mid-Cap 400 Index Fund	—	VSPMX	IVOO[3]
Vanguard S&P Mid-Cap 400 Growth Index Fund	—	VMFGX	IVOG[3]
Vanguard S&P Mid-Cap 400 Value Index Fund	—	VMFVX	IVOV[3]
Vanguard S&P Small-Cap 600 Index Fund	—	VSMSX	VIOO[3]
Vanguard S&P Small-Cap 600 Growth Index Fund	—	—	VIOG[3]
Vanguard S&P Small-Cap 600 Value Index Fund	—	VSMVX	VIOV[3]
1
Individually, a class; collectively, the classes.
2
Individually, a Fund; collectively, the Funds. (For purposes of this Statement of Additional Information, this definition does not include Vanguard Treasury Money Market Fund.)
3
Exchange: NYSE Arca.

This Statement of Additional Information relates only to the Vanguard S&P Index Funds. A separate Statement of Additional Information dated December 19, 2025, relates to Vanguard Treasury Money Market Fund and can be obtained free of charge by contacting Vanguard.

The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single fund or class of shares. Throughout this document, any references to “class” apply only to the extent a Fund issues multiple classes.
Organization
The Trust was organized as a Maryland corporation in 1992 and was reorganized as a Delaware statutory trust in 1998. The Trust is registered with the United States Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. All Funds within the Trust are classified as diversified within the meaning of the 1940 Act. Vanguard S&P 500 Growth Index Fund and Vanguard S&P 500 Value Index Fund may become nondiversified solely as a result of a change in relative market capitalization or index weightings of one or more constituents of their target index.
Service Providers
Custodian. JPMorgan Chase Bank, N.A., 383 Madison Avenue, New York, NY 10179 (for the Vanguard S&P Index Funds), and Bank of New York Mellon, 240 Greenwich Street, New York, NY 10286 (for Vanguard Treasury Money Market Fund), serve as the Funds‘ custodians. The custodians are responsible for maintaining the Funds’ assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign subcustodians or foreign securities depositories.
Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm audits the Funds’ annual financial statements and provides other related services.
Transfer and Dividend-Paying Agent. The Funds’ transfer agent and dividend-paying agent is Vanguard, P.O. Box 2600, Valley Forge, PA 19482.
Characteristics of the Funds’ Shares
Restrictions on Holding or Disposing of Shares. There are no restrictions on the right of shareholders to retain or dispose of a Fund’s shares, other than those described in the Fund’s current prospectus and elsewhere in this Statement of Additional Information. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.
Shareholder Liability. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. This means that a shareholder of a Fund generally will not be personally liable for payment of the Fund’s debts. Some state courts, however, may not apply Delaware law on this point. We believe that the possibility of such a situation arising is remote.
Dividend Rights. The shareholders of each class of a Fund are entitled to receive any dividends or other distributions declared by the Fund for each such class. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of a particular class according to the number of shares of the class held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the net asset values of the different classes and differences in the way that expenses are allocated between share classes pursuant to a multiple class plan approved by the Fund’s board of trustees.
Voting Rights. Shareholders are entitled to vote on a matter if (1) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class; (2) the trustees determine that it is necessary or desirable to obtain a shareholder vote; (3) a merger or consolidation, share conversion, share exchange, or sale of assets is proposed and a shareholder vote is required by the 1940 Act to approve the transaction; or (4) a shareholder vote is required under the 1940 Act. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund’s net assets, to change any fundamental policy of a Fund (please see Fundamental Policies), and to enter into certain merger transactions. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of a Fund or the class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote by the shareholders.
Liquidation Rights. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund’s net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund’s net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.
Preemptive Rights. There are no preemptive rights associated with the Funds’ shares.
Conversion Rights. Fund shareholders may convert their shares to another class of shares of the same Fund upon the satisfaction of any then-applicable eligibility requirements, as described in the Fund’s current prospectus. ETF Shares cannot be converted into conventional shares of a fund by a shareholder. For additional information about the conversion rights applicable to ETF Shares, please see Information About the ETF Share Class.
Redemption Provisions. Each Fund’s redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.
Sinking Fund Provisions. The Funds have no sinking fund provisions.
Calls or Assessment. Each Fund’s shares, when issued, are fully paid and non-assessable.
Shareholder Rights. Any limitations on a shareholder’s right to bring an action do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such limitations. The Trust’s bylaws place limitations on the forum in which certain claims against or related to the Trust, a trustee, an officer, or other employee of the Trust may be heard. The Trust’s bylaws also provide that shareholders waive the right to trial by jury to the fullest extent permitted by law.
Tax Status of the Funds
Each Fund expects to qualify each year for treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the IRC). This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements relating to the source of its income and the diversification of its assets. If a Fund fails to meet these requirements in any taxable year, the Fund will, in some cases, be able to cure such failure, including by paying a fund-level tax, paying interest, making additional distributions, and/or disposing of certain assets. If the Fund is ineligible to or otherwise does not cure such failure for any year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.
Dividends received and distributed by each Fund on shares of stock of domestic corporations (excluding Real Estate Investment Trusts [REITs]) and certain foreign corporations generally may be eligible to be reported by the Fund, and treated by individual shareholders, as “qualified dividend income” taxed at long-term capital gain rates instead of at higher ordinary income tax rates. Individuals must satisfy holding period and other requirements in order to be eligible for such treatment. Also, distributions attributable to income earned on a Fund’s securities lending transactions, including substitute dividend payments received by a Fund with respect to a security out on loan, will not be eligible for treatment as qualified dividend income.
Taxable ordinary dividends received and distributed by each Fund on its REIT holdings may be eligible to be reported by each Fund, and treated by individual shareholders, as “qualified REIT dividends” that are eligible for a 20% deduction on its federal income tax returns. Individuals must satisfy holding period and other requirements in order to be eligible for this deduction. Shareholders should consult their own tax professionals concerning their eligibility for this deduction.

Dividends received and distributed by each Fund on shares of stock of domestic corporations (excluding REITs) may be eligible for the dividends-received deduction applicable to corporate shareholders. Corporations must satisfy certain requirements in order to claim the deduction. Also, distributions attributable to income earned on a Fund’s securities lending transactions, including substitute dividend payments received by a Fund with respect to a security out on loan, will not be eligible for the dividends-received deduction.
Each Fund may declare a capital gain dividend consisting of the excess (if any) of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforwards of the Fund. Capital losses may be carried forward indefinitely and retain their character as either short-term or long-term.
Fundamental Policies
Each Fund is subject to the following fundamental investment policies, which cannot be changed in any material way without the approval of the holders of a majority of the Fund’s shares. For these purposes, a “majority” of shares means shares representing the lesser of (1) 67% or more of the Fund’s net assets voted, so long as shares representing more than 50% of the Fund’s net assets are present or represented by proxy or (2) more than 50% of the Fund’s net assets.
Borrowing. Each Fund may borrow money only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.
Commodities. Each Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.
Diversification. For Vanguard S&P 500 Growth Index Fund and Vanguard S&P 500 Value Index Fund only, with respect to 75% of its total assets, each Fund may not: (1) purchase more than 10% of the outstanding voting securities of any one issuer or; (2) purchase securities of any issuer if, as a result, more than 5% of the Fund’s total assets would be invested in that issuer’s securities; except as may be necessary to approximate the composition of its target index. This limitation does not apply to obligations of the U.S. government or its agencies or instrumentalities.
Shareholder approval will not be sought if Vanguard S&P 500 Growth Index Fund or Vanguard S&P 500 Value Index Fund cross from diversified to nondiversified status in order to approximate the composition of its target index.
Industry Concentration. Each Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry or group of industries, except as may be necessary to approximate the composition of its target index.
Loans. Each Fund may make loans to another person only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.
Real Estate. Each Fund may not invest directly in real estate unless it is acquired as a result of ownership of securities or other instruments. This restriction shall not prevent a Fund from investing in securities or other instruments (1) issued by companies that invest, deal, or otherwise engage in transactions in real estate or (2) backed or secured by real estate or interests in real estate.
Senior Securities. Each Fund may not issue senior securities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.
Underwriting. Each Fund may not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (the 1933 Act), in connection with the purchase and sale of portfolio securities.
Compliance with the fundamental policies previously described is generally measured at the time the securities are purchased. Unless otherwise required by the 1940 Act (as is the case with borrowing), if a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction. All fundamental policies must comply with applicable regulatory requirements. For more details, see Investment Strategies, Risks, and Nonfundamental Policies.
None of these policies prevents the Funds from having an ownership interest in Vanguard. As a part owner of Vanguard, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard’s costs or other financial requirements. See Management of the Funds for more information.

Investment Strategies, Risks, and Nonfundamental Policies
Some of the investment strategies and policies described on the following pages and in each Fund’s prospectus set forth percentage limitations on a Fund’s investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these strategies and policies will be determined immediately after the acquisition of such securities or assets by the Fund. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment strategies and policies.
The following investment strategies, risks, and policies supplement each Fund’s investment strategies, risks, and policies set forth in the prospectus. With respect to the different investments discussed as follows, a Fund may acquire such investments to the extent consistent with its investment strategies and policies.
Borrowing. A fund’s ability to borrow money is limited by its investment policies and limitations; by the 1940 Act; and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff or any other regulatory authority with jurisdiction. Under the 1940 Act, a fund is required to maintain continuous asset coverage (i.e., total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund’s total assets (at the time of borrowing) made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.
Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased with the proceeds of such borrowing. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
A borrowing transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4 under the 1940 Act.
Common Stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters, as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.
Convertible Securities. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities. In a corporation’s capital structure, convertible securities are senior to common stock but are usually subordinated to senior debt obligations of the issuer.
The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible debt security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security’s price may be as volatile as that of common stock. Because both interest rates and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar debt security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated, and they are generally subject to a high degree of credit risk.
Although all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or through voluntary redemptions by holders) and replaced with newly issued convertible securities may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory-conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities. A convertible security may be subject to redemption at the option of the issuer at a price set in the governing instrument of the convertible security. If a convertible security held by a fund is subject to such redemption option and is called for redemption, the fund must allow the issuer to redeem the security, convert it into the underlying common stock, or sell the security to a third party.
Cybersecurity Risks. A cybersecurity incident could subject the Vanguard funds, their advisors, and/or their third-party service providers to operational and financial risks. Cybersecurity incidents typically result from a deliberate attack, which could take multiple forms (e.g., phishing, malware, ransomware, or denial-of-service attacks), or wrongdoing by an authorized individual. In either case, sensitive assets, information, or data could fall into the hands of unauthorized individuals and potentially cause operational disruption. To prevent or reduce the impact of a cybersecurity incident, Vanguard has implemented controls, such as technological safeguards and business continuity plans. Cybersecurity risks are also present for third-party service providers (such as investment advisors, transfer agents, and custodians) that support the Vanguard funds. Vanguard has processes for assessing the cybersecurity programs implemented by a fund’s third-party service providers. These processes help reduce the risk of potential incidents that could impact a Vanguard fund and/or its shareholders.
Despite the measures described above, a cybersecurity incident could still disrupt business operations, which could affect a fund and/or its shareholders. Examples of impacts that might occur as a result of a cybersecurity incident include: a fund being unable to calculate its net asset value (NAV) or process transactions, fund shareholders being unable to place transactions or otherwise conduct business with Vanguard, or a fund being unable to safeguard its data or the personal information of its shareholders.
Depositary Receipts. Depositary receipts (also sold as participatory notes) are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository.” Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs). For ADRs, the depository is typically a U.S. financial institution, and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and they are generally designed for use in securities markets outside the United States. Although the two types of depositary receipt facilities (sponsored and unsponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants.
A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of nonobjection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of noncash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.
Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.
For purposes of a fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.
Derivatives. A derivative is a financial instrument that has a value based on—or “derived from”—the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts, certain forward-commitment transactions, options on securities, caps, floors, collars, swap agreements, and certain other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, may be privately negotiated and entered into in the over-the-counter market (OTC Derivatives) or may be cleared through a clearinghouse (Cleared Derivatives) and traded on an exchange or swap execution facility. As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the Dodd-Frank Act), certain swap agreements, such as certain standardized credit default and interest rate swap agreements, must be cleared through a clearinghouse and traded on an exchange or swap execution facility. This could result in an increase in the overall costs of such transactions. While the intent of derivatives regulatory reform is to mitigate risks associated with derivatives markets, the regulations could, among other things, increase liquidity and decrease pricing for more standardized products while decreasing liquidity and increasing pricing for less standardized products. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities or assets on which the derivatives are based.
Derivatives may be used for a variety of purposes, including—but not limited to—hedging, managing risk, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, and seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments. A fund may use derivatives as an alternate means to obtain economic exposure if the fund is required to limit its investment in a particular issuer or industry. Some investors may use derivatives primarily for speculative purposes while other uses of derivatives may not constitute speculation. There is no assurance that any derivatives strategy used by a fund’s advisor will succeed. The other parties to a fund’s OTC Derivatives contracts (usually referred to as “counterparties”) will not be considered the issuers thereof for purposes of certain provisions of the 1940 Act and the IRC, although such OTC Derivatives may qualify as securities or investments under such laws. A fund’s advisor(s), however, will monitor and adjust, as appropriate, the fund’s credit risk exposure to OTC Derivative counterparties.
Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
When a fund enters into a Cleared Derivative, an initial margin deposit with a Futures Commission Merchant (FCM) is required. Initial margin deposits are typically calculated as an amount equal to the volatility in market value of a Cleared Derivative over a fixed period. If the value of the fund’s Cleared Derivatives declines, the fund will be required to make additional “variation margin” payments to the FCM to settle the change in value. If the value of the fund’s Cleared Derivatives increases, the FCM will be required to make additional “variation margin” payments to the fund to settle the change in value. This process is known as “marking-to-market” and is calculated on a daily basis.
For OTC Derivatives, a fund is subject to the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund’s advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with certain OTC Derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.
Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.
Because certain derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4.
Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives (in particular, OTC Derivatives) are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.
Securities and Exchange Commission Rule 18f-4 governs the use of derivatives by registered investment companies. Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, treats derivatives as senior securities, and requires funds whose use of derivatives exceeds a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Each Fund intends to comply with Rule 4.5 under the Commodity Exchange Act (CEA), under which a fund and Vanguard may be excluded from the definition of the term Commodity Pool Operator (CPO) if the fund meets certain conditions such as limiting its investments in certain CEA-regulated instruments (e.g., futures, options, or swaps) and complying with certain marketing restrictions. Accordingly, Vanguard is not subject to registration or regulation as a CPO with respect to each Fund under the CEA. Each Fund will only enter into futures contracts and futures options that are traded on a U.S. or foreign exchange, board of trade, or similar entity or that are quoted on an automated quotation system.
Environmental, Social, and Governance (ESG) Considerations. A Vanguard fund’s consideration of ESG risk factors is driven first and foremost by the investment objective and principal investment strategies disclosed in the fund’s prospectus. For Vanguard funds whose index providers or advisors select securities based on disclosed ESG criteria (ESG funds), the ESG fund’s prospectus provides information about the ESG fund’s use of ESG criteria and related ESG investing risks.
Unless specifically disclosed in a fund’s prospectus, Vanguard funds do not seek to implement specific ESG impacts or strategies. However, except with respect to Vanguard equity index funds, a Vanguard fund’s advisor may consider risk factors that could be categorized as “ESG” as a component of the fund’s investment process if the advisor deems such risk factors to be financially material, either quantitatively or qualitatively. For example, as determined by the fund’s advisor, certain ESG risk factors may be considered as a means to assess long-term risk to shareholder value (e.g., risk analysis, credit analysis, or investment opportunities) as the advisor deems appropriate. Consideration of ESG risk factors will vary depending on a fund’s particular investment strategies as disclosed in its prospectus. The weight given to specific risk factors may vary across types of investments, industries, regions, and issuers and may change over time. Consideration of certain ESG risk factors may affect a fund’s exposure to certain issuers or industries. For purposes of this disclosure, “ESG risk factors” refers to financially material risk factors that could be viewed as ESG-focused. However, there are significant differences in how such terms are interpreted across funds, advisors, index providers, and individuals. It is possible that an advisor will not identify or evaluate every ESG risk factor that an investor would expect to be identified or evaluated, or that the advisor may not categorize a specific risk factor as “ESG.” The advisor’s assessment of an issuer may differ from that of other funds or an investor’s assessment of such issuer. As a result, securities selected by the advisor may not reflect the beliefs and values of any particular investor.
An advisor may be dependent on the availability of timely, complete, and accurate ESG data being reported by issuers and/or third-party research providers to evaluate ESG risk factors. ESG risk factors are often not uniformly measured or defined, which could impact an advisor’s ability to assess an issuer. Where ESG risk factor analysis is used as one part of an overall investment process (as may be the case for some or all of the funds included in this Statement of Additional Information), such funds may still invest in securities of issuers that all market participants may not view as ESG-focused.
Proxy Voting and Engagement. Vanguard’s Investment Stewardship Team, on behalf of the Board of Trustees of each Vanguard-advised U.S. fund, administers proxy voting for the equity holdings of the Vanguard-advised funds. The Investment Stewardship Team may engage with issuers to better understand how they are addressing material risks, including material ESG risks. Specifically, the Investment Stewardship Team may engage with company leaders and directors to understand how they oversee, mitigate, and disclose material risks to shareholders. With respect to material human-rights-related risks, where such matters are not addressed by applicable sanctions laws and regulations that restrict specific investments, the Investment Stewardship Team employs procedures to identify and monitor material human-rights-related risks to long-term shareholder returns at portfolio companies held by the Vanguard-advised funds and to understand how portfolio company boards are overseeing any such risks.
For funds advised by third-party advisory firms independent of Vanguard, such third-party advisory firms are responsible for administration of proxy voting and engagement with respect to the equity holdings they manage on behalf of the fund. A fund’s third-party advisor may consider various ESG risks to be material to companies and may have their own practices and policies related to engagement. For example, the advisor may consider environmental risks such as climate change to be a material risk to many companies and their shareholders’ long-term financial success. As a result, certain third-party advisors engage with particular issuers held by the fund(s) they manage to advocate for science-based targets to address long-term risk to shareholder value resulting from climate change as long as such targets are not contrary to the investment objective and strategy of such fund(s).
Regulatory Environment. The regulatory landscape for ESG investing is still developing, both within the United States and globally. As society’s focus on particular ESG issues, such as climate change, continues to evolve, the emphasis and direction of governmental policies are subject to change.
Exchange-Traded Funds. A fund may purchase shares of exchange-traded funds (ETFs). Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.
An investment in an ETF generally presents the same principal risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount or a premium to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; and (3) trading of an ETF’s shares may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of an ETF’s shares may also be halted if the shares are delisted from the exchange without first being listed on another exchange or if the listing exchange’s officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.
Most ETFs are investment companies. Therefore, a fund’s purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund’s investments in other investment companies, which are described under the heading “Other Investment Companies.”
Foreign Securities. Typically, foreign securities are considered to be equity or debt securities issued by entities organized, domiciled, or with a principal executive office outside the United States, such as foreign corporations and governments. Securities issued by certain companies organized outside the United States may not be deemed to be foreign securities if the company’s principal operations are conducted from the United States or when the company’s equity securities trade principally on a U.S. stock exchange. Foreign securities may trade in U.S. or foreign securities markets. A fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the-counter (OTC) markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments.
Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there are risks that could result in a loss to the fund, including, but not limited to, the risk that a fund’s trade details could be incorrectly or fraudulently entered at the time of a transaction. Securities of foreign issuers are generally more volatile and less liquid than securities of comparable U.S. issuers, and foreign investments may be effected through structures that may be complex or confusing. In certain countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States. The risk that securities traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by government authorities, is also heightened. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation or other adverse tax consequences, political or social instability, changes to laws and regulations or interpretations of laws and regulations, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that could affect U.S. investments in those countries. Additionally, the imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions on the United States by a foreign country, or on a foreign country or issuer by the United States, could impair a fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain investment securities or obtain exposure to foreign securities and assets. This may negatively impact the value and/or liquidity of a fund’s investments and could impair a fund’s ability to meet its investment objective or invest in accordance with its investment strategy. Sanctions could also result in the devaluation of a country’s currency, a downgrade in the credit ratings of a country or issuers in a country, or a decline in the value and/or liquidity of securities of issuers in that country.
Although an advisor will endeavor to achieve the most favorable execution costs for a fund’s portfolio transactions in foreign securities under the circumstances, commissions and other transaction costs are generally higher than those on U.S. securities. In addition, it is expected that the custodian arrangement expenses for a fund that invests primarily in foreign securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Additionally, bankruptcy laws vary by jurisdiction and cash deposits may be subject to a custodian’s creditors. Certain foreign governments levy withholding or other taxes against dividend and interest income from, capital gains on the sale of, or transactions in foreign securities. Although in some countries a portion of these taxes is recoverable by the fund, the nonrecovered portion of foreign withholding taxes will reduce the income received from such securities.
The value of the foreign securities held by a fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and it tends to increase when the value of the U.S. dollar falls against such currency (as discussed under the heading “Foreign Securities—Foreign Currency Transactions,” a fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred from converting between various currencies in order to purchase and sell foreign securities, as well as by currency restrictions, exchange control regulations, currency devaluations, and political and economic developments.
Foreign Securities—Foreign Currency Transactions. The value in U.S. dollars of a fund’s non-dollar-denominated foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To seek to minimize the impact of such factors on net asset values, a fund may engage in foreign currency transactions in connection with its investments in foreign securities. A fund will enter into foreign currency transactions only to attempt to “hedge” the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss that would result from a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market. Currency exchange transactions also may be effected through the use of swap agreements or other derivatives.
Currency exchange transactions may be considered borrowings. A currency exchange transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4.
By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund may be able to protect itself against part or all of the possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as “transaction hedging.” In addition, when the advisor reasonably believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as “portfolio hedging.” Similarly, when the advisor reasonably believes that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.
A fund may also attempt to hedge its foreign currency exchange rate risk by engaging in currency futures, options, and “cross-hedge” transactions. In cross-hedge transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that the advisor reasonably believes generally tracks the currency being hedged with regard to price movements). The advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or to take advantage of a more liquid or more efficient market for the tracking currency. Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.
A fund may hold a portion of its assets in bank deposits denominated in foreign currencies so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these assets are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.
Forecasting the movement of the currency market is extremely difficult. Whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its advisor’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks and may leave a fund in a less advantageous position than if such a hedge had not been established. Because forward currency contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll over a forward currency contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.
Foreign Securities—Foreign Investment Companies. Some of the countries in which a fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Fund investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. Such investments may be made through registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve layered fees or expenses and may also be subject to the limitations on, and the risks of, a fund’s investments in other investment companies, which are described under the heading “Other Investment Companies.”
Foreign Securities—Russian Market Risk. Russia’s launch of a large-scale invasion of Ukraine has resulted in sanctions against Russian governmental institutions, Russian entities, and Russian individuals that may result in the devaluation of Russian currency; a downgrade in the country’s credit rating; a freeze of Russian foreign assets; a decline in the value and liquidity of Russian securities, properties, or interests; and other adverse consequences to the Russian economy and Russian assets. In addition, a fund’s ability to price, buy, sell, receive, or deliver Russian investments has been and may continue to be impaired. These sanctions, divestment of interests in or curtailment of business dealing with Russia by large corporations and U.S. states, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of a fund, even if the fund does not have direct exposure to securities of Russian issuers.
Futures Contracts and Options on Futures Contracts. Futures contracts and options on futures contracts are derivatives. A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be “long” the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be “short” the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies, and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash-settled futures contracts, the cash settlement amount is equal to the difference between the final settlement or market price for the relevant commodity on the last trading day of the contract and the price for the relevant commodity agreed upon at the outset of the contract. Most futures contracts, however, are not held until maturity but instead are “offset” before the settlement date through the establishment of an opposite and equal futures position.
The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit “initial margin” with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. If the value of the fund’s position declines, the fund will be required to make additional “variation margin” payments to the FCM to settle the change in value. If the value of the fund’s position increases, the FCM will be required to make additional “variation margin” payments to the fund to settle the change in value. This process is known as “marking-to-market” and is calculated on a daily basis. A futures transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4.
An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the “exercise” or “strike” price) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.
A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as previously described in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4.
Futures Contracts and Options on Futures Contracts—Risks. The risk of loss in trading futures contracts and in writing futures options can be substantial because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) for the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.
A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange that provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day, and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment. U.S. Treasury futures are generally not subject to such daily limits.
A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.
A fund could lose margin payments it has deposited with its FCM if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the fund.
Interfund Borrowing and Lending. The SEC has granted an exemption permitting registered open-end Vanguard funds to participate in Vanguard’s interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is typically available from a bank for a comparable transaction, (2) no fund may lend money if the loan would cause its aggregate outstanding loans through the program to exceed 15% of its net assets at the time of the loan, and (3) a fund’s interfund loans to any one fund shall not exceed 5% of the lending fund’s net assets. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
Investing for Control. Each Vanguard fund invests in securities and other instruments for the sole purpose of achieving a specific investment objective. As such, a Vanguard fund does not seek to acquire, individually or collectively with any other Vanguard fund, enough of a company’s outstanding voting stock to have control over management decisions. A Vanguard fund does not invest for the purpose of controlling a company’s management.
Legal and Regulatory Risk. Vanguard funds and their advisors are subject to an extensive and complex set of laws and regulations. These laws and regulations have evolved rapidly in recent years and likely will continue to evolve. Changes and additions to laws and regulations can result in unintended or unexpected impacts, including impacts to the value of a fund’s investments, a fund’s investment strategy, and/or a fund’s ability to manage tax consequences. Changes in how laws and regulations are interpreted could similarly impact a fund. In addition, complying with new or changing laws or regulations generally can be expected to increase operational costs, which can have a negative impact on fund performance.
Market Disruption. Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Market disruptions may exacerbate political, social, and economic risks discussed above and in a fund’s prospectus. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Such events can be highly disruptive to economies and markets and significantly impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund’s investments and operation of a fund. These events could also result in the closure of businesses that are integral to a fund’s operations or otherwise disrupt the ability of employees of fund service providers to perform essential tasks on behalf of a fund.
Options. An option is a derivative. An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a “premium,” the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call option) or to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve credit risk to the counterparty, whereas for exchange-traded, centrally cleared options, credit risk is mutualized through the involvement of the applicable clearing house.
The buyer (or holder) of an option is said to be “long” the option, while the seller (or writer) of an option is said to be “short” the option. A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price, which is the predetermined price at which the option may be exercised. A put option grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the “premium.” The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4.
If a trading market, in particular options, were to become unavailable, investors in those options (such as the Funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying instrument moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying instruments and related instruments. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.

A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for the fund. Although hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.
OTC Swap Agreements. An over-the-counter (OTC) swap agreement, which is a type of derivative, is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.
Examples of OTC swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, excess return swaps, and total return swaps. Most OTC swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund’s current obligations (or rights) under an OTC swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. OTC swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.
An OTC option on an OTC swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.
The use of OTC swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. OTC swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of an OTC swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.
OTC swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If an OTC swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, OTC swap transactions may be subject to a fund’s limitation on investments in illiquid securities.
OTC swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive or inexpensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the OTC swap agreement.
Because certain OTC swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain OTC swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged OTC swap transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4.
Like most other investments, OTC swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing OTC swap positions for the fund. If the advisor attempts to use an OTC swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the OTC swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving OTC swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many OTC swaps are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.
The use of an OTC swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund’s advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.
Other Investment Companies. A fund may invest in other investment companies, including ETFs, non-exchange traded U.S. registered open-end investment companies (mutual funds), and closed-end investment companies, to the extent permitted by applicable law or SEC exemption. Under Section 12(d)(1) of the 1940 Act, a fund may invest up to 10% of its assets in shares of investment companies generally and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the voting stock of an acquired investment company. In addition, no funds for which Vanguard acts as an advisor may, in the aggregate, own more than 10% of the voting stock of a closed-end investment company. SEC Rule 12d1-4 under the 1940 Act permits registered investment companies to invest in other registered investment companies beyond the limits in Section 12(d)(1), subject to certain conditions, including that funds with different investment advisors must enter into a fund of funds investment agreement. Rule 12d1-4 is also designed to limit the use of complex fund structures. Under Rule 12d1-4, an acquired fund is prohibited from purchasing or otherwise acquiring the securities of another investment company or private fund if, immediately after the purchase, the securities of investment companies and private funds owned by the acquired fund have an aggregate value in excess of 10% of the value of the acquired fund’s total assets, subject to certain limited exceptions. Accordingly, to the extent a fund’s shares are sold to other investment companies in reliance on Rule 12d1-4, the acquired fund will be limited in the amount it could invest in other investment companies and private funds. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund’s expenses (including operating expenses and the fees of the advisor), but they also may indirectly bear similar expenses of the underlying investment companies. Certain investment companies, such as business development companies (BDCs), are more akin to operating companies and, as such, their expenses are not direct expenses paid by fund shareholders and are not used to calculate the fund’s net asset value. SEC rules nevertheless require that any expenses incurred by a BDC be included in a fund’s expense ratio as “Acquired Fund Fees and Expenses.” The expense ratio of a fund that holds a BDC will thus overstate what the fund actually spends on portfolio management, administrative services, and other shareholder services by an amount equal to these Acquired Fund Fees and Expenses. The Acquired Fund Fees and Expenses are not included in a fund’s financial statements, which provide a clearer picture of a fund’s actual operating expenses. Shareholders would also be exposed to the risks associated not only with the investments of the fund but also with the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded on the secondary market.
A fund may be limited to purchasing a particular share class of other investment companies (underlying funds). In certain cases, an investor may be able to purchase lower-cost shares of such underlying funds separately, and therefore be able to construct, and maintain over time, a similar portfolio of investments while incurring lower overall expenses.
Ownership Limitations and Regulatory Relief. As the Vanguard funds continue to grow, they may be increasingly impacted by ownership limitations that apply to certain securities held by the Vanguard funds (“limited securities”). An ownership limitation restricts the amount of a security that funds within the same fund complex or funds advised by the same investment advisor can own. These limitations may apply even where an external manager or different affiliate of Vanguard provides investment advisory services to a fund. Ownership restrictions and limitations can apply to certain industries (for example, banking, insurance, and utilities), certain issuers (who may, for example, have mechanisms such as poison pills in place to prevent takeovers), or certain transactions, and will also vary significantly in different contexts. A fund can be subject to more than one ownership limitation depending on its holdings, and each ownership limitation can impact multiple securities held by a fund.
Ownership limitations can restrict or impair a fund’s investment activities in a variety of ways. To meet the requirements of a limitation or restriction, a fund may be unable to purchase or directly hold a security the fund would otherwise purchase or hold if the limitation did not apply. For index funds, this means a fund may not be able to track its index as closely as it would if it was not subject to an ownership limitation because the fund cannot buy its desired amount of an impacted security. For actively managed funds, this means a fund may miss an opportunity to invest in an impacted security that the fund’s investment advisor otherwise would invest in if the fund were not subject to an ownership limitation. These types of restrictions could negatively impact a fund’s performance.
When a Vanguard fund is subject to an ownership limitation, Vanguard or the fund typically will seek permission to exceed the limitation. However, there is no guarantee that permission will be granted, or that, once granted, it will not be modified or revoked at a later date. If this happens, the fund could be required to sell or otherwise dispose of holdings in one or more issuers to comply with limitations. In the event that a regulator revokes relief from ownership limitations for the Vanguard funds and other large fund complexes at the same time, there could be significant negative market impacts in the applicable industries and increased volatility in the share prices of the relevant securities. Sudden loss of ownership limitation relief relating to one or more limited securities could potentially result in wider bid-ask spreads and premium/discounts in ETF shares, and in extreme scenarios, impact the trading of ETF shares.
In order to obtain permission to exceed an ownership limitation, Vanguard may have to agree to certain conditions that will impact its ability to exercise rights on behalf of funds. For example, Vanguard may be required to agree to vote proxies in a certain way for any securities Vanguard funds hold that exceed a particular ownership limitation.
For situations in which the Vanguard funds do not have or are unable to obtain permission to exceed ownership limitations, the Vanguard funds and their advisors have adopted policies designed to allocate ownership of impacted securities across applicable Vanguard products in a manner that is fair and equitable over time in order to minimize the potential conflicts of interest that could arise in making such allocation determinations. These allocation policies could result in certain Vanguard products obtaining zero or reduced direct exposure to one or more impacted securities and/or indirect exposure to impacted securities. In order to obtain indirect exposure, funds may use derivatives (such as total return swaps) or invest in totally held subsidiaries that hold the impacted securities. Both of these ways of obtaining indirect exposure are more costly than owning securities of the issuer directly. Depending on the circumstances, certain Vanguard funds may incur and bear the costs associated with transactions entered into for these purposes that other Vanguard funds do not incur and bear. With respect to an index fund, these added costs could also result in tracking error relative to the fund’s target index. There is no guarantee that laws and regulations always will allow that indirect exposure to limited securities may be omitted for purposes of determining the Vanguard funds’ exposure to limited securities and compliance with the applicable ownership limitations. In such circumstances, the Vanguard funds could not use these techniques and would be required to sell down the indirect and/or direct holdings in the applicable limited securities.
In addition, there is no guarantee that the Vanguard funds will be able to obtain some or all of the derivatives that the funds want in order to gain indirect exposure to a limited security. This limited availability of derivatives may impact the ability of a fund to meet its investment objective or invest in accordance with its investment strategy, and/or have additional impacts to fund performance. Additionally, funds that use derivatives for indirect exposure are subject to derivatives-related risks.
Ownership limitations and the use of derivatives to address ownership limitations could result in unanticipated tax consequences to a fund that may affect the amount, timing, and character of distributions to shareholders. The taxation of derivatives can be complex and, depending upon the type and amount of derivatives employed by a fund, the tax consequences of using derivatives could be worse than the tax consequences that result from direct exposure to impacted securities.
Ownership limitations are highly complex. It is possible that, despite a fund’s intent to either comply with or be granted permission to exceed ownership limitations, it may inadvertently breach a limit.
Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or noncumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject. In addition, preferred stock may be subject to more abrupt or erratic price movements than common stock or debt securities because preferred stock may trade with less frequency and in more limited volume.
Real Estate Investment Trusts (REITs). An equity REIT owns real estate properties directly and generates income from rental and lease payments. Equity REITs also have the potential to generate capital gains as properties are sold at a profit. A mortgage REIT makes construction, development, and long-term mortgage loans to commercial real estate developers and earns interest income on these loans. A hybrid REIT holds both properties and mortgages. To avoid taxation at the corporate level, REITs must distribute most of their earnings to shareholders.
Investments in REITs are subject to many of the same risks as direct investments in real estate. In general, real estate values can be affected by a variety of factors, including, but not limited to, supply and demand for properties, general or local economic conditions, and the strength of specific industries that rent properties. Ultimately, a REIT’s performance depends on the types and locations of the properties it owns and on how well the REIT manages its properties. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failure to pay rent, regulatory limitations on rents, fluctuations in rental income, variations in market rental rates, or incompetent management. Property values could decrease because of overbuilding in the area, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses because of casualty or condemnation, increases in property taxes, or changes in zoning laws.
The value of a REIT may also be affected by changes in interest rates. Rising interest rates generally increase the cost of financing for real estate projects, which could cause the value of an equity REIT to decline. During periods of declining interest rates, mortgagors may elect to prepay mortgages held by mortgage REITs, which could lower or diminish the yield on the REIT. REITs are also subject to heavy cash-flow dependency, default by borrowers, and changes in tax and regulatory requirements. In addition, a REIT may fail to meet the requirements for qualification and taxation as a REIT under the IRC and/or fail to maintain exemption from the 1940 Act.
Reliance on Service Providers, Data Providers, and Other Technology. Vanguard funds rely upon the performance of service providers to execute several key functions, which may include functions integral to a fund’s operations. Failure by any service provider to carry out its obligations to a fund could disrupt the business of the fund and could have an adverse effect on the fund’s performance. A fund’s service providers’ reliance on certain technology or information vendors (e.g., trading systems, investment analysis tools, benchmark analytics, and tax and accounting tools) could also adversely affect a fund and its shareholders. For example, a fund’s investment advisor may use models and/or data with respect to potential investments for the fund. When models or data prove to be incorrect or incomplete, any decisions made in reliance upon such models or data expose a fund to potential risks.
Repurchase Agreements. A repurchase agreement is an agreement under which a fund acquires a debt security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a bank, a broker, a dealer, or another counterparty that meets minimum credit requirements and simultaneously agrees to resell such security to the seller at an agreed-upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the investment advisor will monitor a fund’s repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, dealer, or other counterparty that meets minimum credit requirements to a repurchase agreement relating to a fund. The aggregate amount of any such agreements is not limited, except to the extent required by law.
The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control, and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Restricted and Illiquid Securities/Investments (including Private Placements). Illiquid securities/investments are investments that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The SEC generally limits aggregate holdings of illiquid securities/investments by a mutual fund to 15% of its net assets (5% for money market funds). A fund may experience difficulty valuing and selling illiquid securities/investments and, in some cases, may be unable to value or sell certain illiquid securities for an indefinite period of time. Illiquid securities may include a wide variety of investments, such as (1) repurchase agreements maturing in more than seven days (unless the agreements have demand/redemption features), (2) OTC options contracts and certain other derivatives (including certain swap agreements), (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), (4) certain loan interests and other direct debt instruments, (5) certain municipal lease obligations, (6) private equity investments, (7) commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act, and (8) securities whose disposition is restricted under the federal securities laws. Illiquid securities/investments may include restricted, privately placed securities (such as private investments in public equity (PIPEs) or special purpose acquisition companies (SPACs)) that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a market develops for a restricted security held by a fund, it may be treated as a liquid security in accordance with guidelines approved by the board of trustees.
Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund that it is obligated to repurchase. In addition to the risk of such a loss, fees charged to the fund may exceed the return the fund earns from investing the proceeds received from the reverse repurchase agreement transaction. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund complies with Rule 18f-4. A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor. If the buyer in a reverse repurchase agreement becomes insolvent or files for bankruptcy, a fund’s use of proceeds from the sale may be restricted while the other party or its trustee or receiver determines if it will honor the fund’s right to repurchase the securities. If the fund is unable to recover the securities it sold in a reverse repurchase agreement, it would realize a loss equal to the difference between the value of the securities and the payment it received for them.
Securities Lending. A fund may lend its securities to financial institutions (typically brokers, dealers, and banks) to generate income for the fund. There are certain risks associated with lending securities, including counterparty, credit, market, regulatory, tax, and operational risks. Vanguard considers the creditworthiness of the borrower, among other factors, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for certain types of foreign securities, as well as certain types of borrowers that are subject to global regulatory regimes. If a fund is not able to recover the securities lent, the fund may sell the collateral and purchase a replacement security in the market. Collateral investments are subject to market appreciation or depreciation. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Currently, a fund invests cash collateral into Vanguard Market Liquidity Fund, an affiliated money market fund that invests primarily in high-quality, short-term money market instruments.
The terms and the structure of the loan arrangements, as well as the aggregate amount of securities loans, must be consistent with the 1940 Act and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1∕3% of the fund’s total assets and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit, or securities issued or guaranteed by the U.S. government having at all times not less than 100% of the value of the securities lent; (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower “marks to market” on a daily basis); (3) the loan be made subject to termination by the fund at any time; and (4) the fund receives reasonable interest on the loan (which may include the fund investing any cash collateral in interest-bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by a fund will comply with any other applicable regulatory requirements. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company’s trustees. In addition, voting rights pass with the lent securities, but if a fund has knowledge that a material event will occur affecting securities on loan, and in respect to which the holder of the securities will be entitled to vote or consent, the lender must be entitled to call the loaned securities in time to vote or consent. A fund bears the risk that there may be a delay in the return of the securities, which may impair the fund’s ability to vote on such a matter. See Tax Status of the Funds for information about certain tax consequences related to a fund’s securities lending activities.
Pursuant to Vanguard’s securities lending policy, Vanguard’s fixed income and money market funds are not permitted to, and do not, lend their investment securities.
Tax Matters—Federal Tax Discussion. Discussion herein of U.S. federal income tax matters summarizes some of the important, generally applicable U.S. federal tax considerations relevant to investment in a fund based on the IRC, U.S. Treasury regulations, and other applicable authorities. These authorities are subject to change by legislative, administrative, or judicial action, possibly with retroactive effect. Each Fund has not requested and will not request an advance ruling from the Internal Revenue Service (IRS) as to the U.S. federal income tax matters discussed in this Statement of Additional Information. In some cases, a fund’s tax position may be uncertain under current tax law and an adverse determination or future guidance by the IRS with respect to such a position could adversely affect the fund and its shareholders, including the fund’s ability to continue to qualify as a regulated investment company or to continue to pursue its current investment strategy. A shareholder should consult their tax professional for information regarding the particular situation and the possible application of U.S. federal, state, local, foreign, and other taxes.
Tax Matters—Federal Tax Treatment of Derivatives, Hedging, and Related Transactions. A fund’s transactions in derivative instruments (including, but not limited to, options, futures, forward contracts, and swap agreements), as well as any of the fund’s hedging, short sale, securities loan, or similar transactions, may be subject to one or more special tax rules that accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund’s securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.
Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.
Tax Matters—Federal Tax Treatment of Futures Contracts. For federal income tax purposes, a fund generally must recognize, as of the end of each taxable year, any net unrealized gains and losses on certain futures contracts, as well as any gains and losses actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.
A fund will distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund’s other investments, and shareholders will be advised on the nature of the distributions.
Tax Matters—Federal Tax Treatment of Non-U.S. Currency Transactions. Special rules generally govern the federal income tax treatment of a fund’s transactions in the following: non-U.S. currencies; non-U.S. currency-denominated debt obligations; and certain non-U.S. currency options, futures contracts, forward contracts, and similar instruments. Accordingly, if a fund engages in these types of transactions it may have ordinary income or loss to the extent that such income or loss results from fluctuations in the value of the non-U.S. currency concerned. Such ordinary income could accelerate fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any ordinary loss so created will generally reduce ordinary income distributions and, in some cases, could require the recharacterization of prior ordinary income distributions. Net ordinary losses cannot be carried forward by the fund to offset income or gains realized in subsequent taxable years.

Any gain or loss attributable to the non-U.S. currency component of a transaction engaged in by a fund that is not subject to these special currency rules (such as foreign equity investments other than certain preferred stocks) will generally be treated as a capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.
To the extent a fund engages in non-U.S. currency hedging, the fund may elect or be required to apply other rules that could affect the character, timing, or amount of the fund’s gains and losses. For more information, see “Tax Matters—Federal Tax Treatment of Derivatives, Hedging, and Related Transactions.”
Tax Matters—Foreign Tax Credit. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities held by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund’s total assets are invested in securities of foreign issuers, the fund may elect to pass through to shareholders the ability to deduct or, if they meet certain holding period requirements, take a credit for foreign taxes paid by the fund. Similarly, if at the close of each quarter of a fund’s taxable year, at least 50% of its total assets consist of interests in other regulated investment companies, the fund is permitted to elect to pass through to its shareholders the foreign income taxes paid by the fund in connection with foreign securities held directly by the fund or held by a regulated investment company in which the fund invests that has elected to pass through such taxes to shareholders.
Tax Matters—Passive Foreign Investment Companies. To the extent that a fund invests in stock in a foreign company, such stock may constitute an equity investment in a passive foreign investment company (PFIC). A foreign company is generally a PFIC if 75% or more of its gross income is passive or if 50% or more of its assets produce passive income. Capital gains on the sale of an interest in a PFIC will be deemed ordinary income regardless of how long a fund held it. Also, a fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned in respect to PFIC interests, whether or not such amounts are distributed to shareholders. To avoid such tax and interest, a fund may elect to “mark to market” its PFIC interests, that is, to treat such interests as sold on the last day of a fund’s fiscal year, and to recognize any unrealized gains (or losses, to the extent of previously recognized gains) as ordinary income (or loss) each year. Distributions from a fund that are attributable to income or gains earned in respect to PFIC interests are characterized as ordinary income.
Tax Matters—Real Estate Mortgage Investment Conduits. If a fund invests directly or indirectly, including through a REIT or other pass-through entity, in residual interests in real estate mortgage investment conduits (REMICs) or equity interests in taxable mortgage pools (TMPs), a portion of the fund’s income that is attributable to a residual interest in a REMIC or an equity interest in a TMP (such portion referred to in the IRC as an “excess inclusion”) will be subject to U.S. federal income tax in all events—including potentially at the fund level—under a notice issued by the IRS in October 2006 and U.S. Treasury regulations that have yet to be issued but may apply retroactively. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. In general, excess inclusion income allocated to shareholders (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); (2) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity, which otherwise might not be required, to file a tax return and pay tax on such income; and (3) in the case of a non-U.S. investor, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the IRC. As a result, a fund investing in such interests may not be suitable for charitable remainder trusts. See “Tax Matters—Tax-Exempt Investors.”
Tax Matters—Tax Considerations for Non-U.S. Investors. U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments made by non-U.S. investors in Vanguard funds. Certain properly reported distributions of qualifying interest income or short-term capital gain made by a fund to its non-U.S. investors are exempt from U.S. withholding taxes, provided the investors furnish valid tax documentation (i.e., IRS Form W-8) certifying as to their non-U.S. status.
A fund is permitted, but is not required, to report any of its distributions as eligible for such relief, and some distributions (e.g., distributions of interest a fund receives from non-U.S. issuers) are not eligible for this relief. For some funds, Vanguard has chosen to report qualifying distributions and apply the withholding exemption to those distributions when made to non-U.S. shareholders who invest directly with Vanguard. For other funds, Vanguard may choose not to apply the withholding exemption to qualifying fund distributions made to direct shareholders, but may provide the reporting to such shareholders. In these cases, a shareholder may be able to reclaim such withholding tax directly from the IRS.

If shareholders hold fund shares (including ETF shares) through a broker or intermediary, their broker or intermediary may apply this relief to properly reported qualifying distributions made to shareholders with respect to those shares. If a shareholder’s broker or intermediary instead collects withholding tax where the fund has provided the proper reporting, the shareholder may be able to reclaim such withholding tax from the IRS. Please consult your broker or intermediary regarding the application of these rules.
This relief does not apply to any withholding required under the Foreign Account Tax Compliance Act (FATCA), which generally requires a fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on fund distributions. Please consult your tax advisor for more information about these rules.
Tax Matters—Tax-Exempt Investors. Income of a fund that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the fund. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b).
A tax-exempt shareholder may also recognize UBTI if a fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs. See “Tax Matters—Real Estate Mortgage Investment Conduits.”
In addition, special tax consequences apply to charitable remainder trusts that invest in a fund that invests directly or indirectly in residual interests in REMICs or equity interests in TMPs. Charitable remainder trusts and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a fund.
Time Deposits. Time deposits are subject to the same risks that pertain to domestic issuers of money market instruments, most notably credit risk (and, to a lesser extent, income risk, market risk, and liquidity risk). Additionally, time deposits of foreign branches of U.S. banks and foreign branches of foreign banks may be subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and expropriation or nationalization of foreign issuers. However, time deposits of such issuers will undergo the same type of credit analysis as domestic issuers in which a Vanguard fund invests and will have at least the same financial strength as the domestic issuers approved for the fund.
Warrants. Warrants are instruments that give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. Other kinds of warrants exist, including, but not limited to, warrants linked to countries’ economic performance or to commodity prices such as oil prices. These warrants may be subject to risk from fluctuation of underlying assets or indexes, as well as credit risk that the issuer does not pay on the obligations and risk that the data used for warrant payment calculation does not accurately reflect the true underlying commodity price or economic performance.
When-Issued, Delayed-Delivery, and Forward-Commitment Transactions. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund complies with Rule 18f-4.
Share Price
Multiple-class funds do not have a single share price. Rather, each class has a share price, also known as net asset value (NAV), which is typically calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, each Fund reserves the right to treat such day as a business day and calculate NAVs as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard’s discretion), generally 4 p.m., Eastern time. The NAV per share for each Fund except Vanguard S&P Small-Cap 600 Growth Index Fund, is computed by dividing the total assets, minus liabilities, allocated to the share class by the number of Fund shares outstanding for that class. The NAV per share for Vanguard S&P Small-Cap 600 Growth Index Fund is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Funds do not sell or redeem shares. However, on those days the value of a Fund’s assets may be affected to the extent that the Fund holds securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).
The NYSE typically observes the following holidays: New Year’s Day; Martin Luther King, Jr., Day; Presidents’ Day (Washington’s Birthday); Good Friday; Memorial Day; Juneteenth National Independence Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. Although each Fund expects the same holidays to be observed in the future, the NYSE may modify its holiday schedule or hours of operation at any time.
Purchase and Redemption of Shares
Purchase of Shares (Other than ETF Shares)
The purchase price of shares of each Fund is the NAV per share next determined after the purchase request is received in good order, as defined in each Fund’s prospectus.
Exchange of Securities for Shares of a Fund. Shares of a Fund may be purchased “in kind” (i.e., in exchange for securities, rather than for cash) at the discretion of each Fund’s portfolio manager. Such securities must not be restricted as to transfer and must have a value that is readily ascertainable. Securities accepted by each Fund will be valued, as set forth in the Fund’s prospectus, as of the time of the next determination of NAV after such acceptance. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of each Fund and must be delivered to the Fund by the investor upon receipt from the issuer. A gain or loss for federal income tax purposes, depending upon the cost of the securities tendered, would be realized by the investor upon the exchange. Investors interested in purchasing fund shares in kind should contact Vanguard.
Redemption of Shares (Other than ETF Shares)
The redemption price of shares of each Fund is the NAV per share next determined after the redemption request is received in good order, as defined in each Fund’s prospectus.
Each Fund can postpone payment of redemption proceeds for up to seven calendar days. In addition, each Fund can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days (1) during any period that the NYSE is closed or trading on the NYSE is restricted as determined by the SEC; (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets; or (3) for such other periods as the SEC may permit.
The Trust has filed a notice of election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period.
If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC and in accordance with procedures adopted by the Fund’s board of trustees. Redemptions in-kind may benefit a fund and its shareholders by reducing the need for a fund to maintain significant cash reserves and/or to sell securities held by the fund to meet redemption requests or for other reasons. However, this activity may adversely affect the market value of the securities redeemed in-kind and, consequently, the NAV of the fund. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.
The Funds do not charge redemption fees. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Funds.
Vanguard processes purchase and redemption requests through a pooled account. Pending investment direction or distribution of redemption proceeds, the assets in the pooled account are invested and any earnings (the “float”) are allocated proportionately among the Vanguard funds in order to offset fund expenses. Other than the float, Vanguard treats assets held in the pooled account as the assets of each shareholder making such purchase or redemption request.
Right to Change Policies
Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee charged to a shareholder or a group of shareholders. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.
Account Restrictions
Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency; (2) redeem shares, close an account, or suspend account privileges, features, or options in the case of threatening conduct or activity; (3) redeem shares, close an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4) place restrictions on the ability to redeem any or all shares in an account if it is required to do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud or financial exploitation or abuse, or will protect vulnerable investors; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.
Investing With Vanguard Through Other Firms
Each Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf (collectively, Authorized Agents). The Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund’s instructions. In most instances, a customer order that is properly transmitted to an Authorized Agent will be priced at the NAV per share next determined after the order is received by the Authorized Agent.
Management of the Funds
Vanguard
Each Fund is part of the Vanguard group of investment companies, which consists of over 200 funds. Each fund is a series of a Delaware statutory trust. The funds obtain virtually all of their corporate management, administrative, and distribution services through the trusts’ jointly owned subsidiary, Vanguard. Vanguard may contract with certain third-party service providers to assist Vanguard in providing certain administrative and/or accounting services with respect to the funds, subject to Vanguard’s oversight.  Vanguard also provides investment advisory services to certain Vanguard funds. All of these services are provided at Vanguard’s total cost of operations pursuant to the Fifth Amended and Restated Funds’ Service Agreement (the Agreement).

Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. In rendering investment management services to the funds, Vanguard may also use the resources of its foreign wholly owned subsidiaries that are not registered as investment advisers with the SEC, using “participating affiliate arrangements.” Participating affiliate arrangements are arrangements used in reliance on guidance of the staff of the SEC and recognized by the SEC that allow a US-registered investment adviser to use investment management resources of unregistered affiliates, subject to the regulatory supervision of the registered adviser. Each fund (other than a fund of funds) pays its share of Vanguard’s total expenses, which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodial fees.

Pursuant to an agreement between Vanguard and JPMorgan Chase Bank, N.A. (JPMorgan), JPMorgan provides services for each Fund. These services include, but are not limited to: (i) the calculation of such funds’ daily NAVs and (ii) the furnishing of financial reports. The fees paid to JPMorgan, under this agreement, are based on a combination of flat and asset-based fees. As of the fiscal years ended August 31, 2023, 2024, and 2025, JPMorgan had received fees from the Funds for administrative services rendered as follows:
Vanguard Fund	2023	2024	2025
Vanguard S&P 500 Growth Index Fund	$16,999.92	$15,624.92	$17,499.84
Vanguard S&P 500 Value Index Fund	16,999.92	15,624.92	17,499.84
Vanguard S&P Mid-Cap 400 Growth Index Fund	16,999.92	15,624.92	17,499.84
Vanguard S&P Mid-Cap 400 Index Fund	16,999.92	15,624.92	17,499.84
Vanguard S&P Mid-Cap 400 Value Index Fund	16,999.92	15,624.92	17,499.84
Vanguard S&P Small-Cap 600 Growth Index Fund	16,999.92	15,624.92	17,499.96
Vanguard S&P Small-Cap 600 Index Fund	16,999.92	15,624.92	17,499.84
Vanguard S&P Small-Cap 600 Value Index Fund	16,999.92	15,624.92	17,499.84
The funds’ officers are also employees of Vanguard.
Vanguard, Vanguard Marketing Corporation (VMC), the funds, and the funds’ advisors have adopted codes of ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The codes of ethics permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the codes of ethics require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds.
Vanguard was established and operates under the Agreement. The Agreement provides that each Vanguard fund may be called upon to invest up to 0.40% of its net assets in Vanguard. The amounts that each fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund’s relative net assets and its contribution to Vanguard’s capital.
As of August 31, 2025, each Fund had contributed capital to Vanguard as follows:
Vanguard Fund	Capital Contribution to Vanguard	Percentage of Fund’s Average Net Assets	Percent of Vanguard’s Capitalization
Vanguard S&P 500 Growth Index Fund	$487,000	Less than 0.01%	0.19%
Vanguard S&P 500 Value Index Fund	146,000	Less than 0.01%	0.06
Vanguard S&P Mid-Cap 400 Growth Index Fund	33,000	Less than 0.01%	0.01
Vanguard S&P Mid-Cap 400 Index Fund	112,000	Less than 0.01%	0.04
Vanguard S&P Mid-Cap 400 Value Index Fund	26,000	Less than 0.01%	0.01
Vanguard S&P Small-Cap 600 Growth Index Fund	21,000	Less than 0.01%	0.01
Vanguard S&P Small-Cap 600 Index Fund	111,000	Less than 0.01%	0.04
Vanguard S&P Small-Cap 600 Value Index Fund	34,000	Less than 0.01%	0.01

Management. Corporate management and administrative services include (1) executive staff, (2) accounting and financial, (3) legal and regulatory, (4) shareholder account maintenance, (5) monitoring and control of custodian relationships, (6) shareholder reporting, (7) review and evaluation of advisory and other services provided to the funds by third parties, and (8) such other services necessary to operate the funds at the lowest reasonable cost in accordance with the Agreement.
Distribution. Vanguard Marketing Corporation, 100 Vanguard Boulevard, Malvern, PA 19355, a wholly owned subsidiary of Vanguard, is the principal underwriter for the funds and in that capacity performs and finances marketing, promotional, and distribution activities (collectively, marketing and distribution activities) that are primarily intended to result in the sale of the funds’ shares. VMC offers shares of each fund for sale on a continuous basis and will use all reasonable efforts in connection with the distribution of shares of the funds. VMC performs marketing and distribution activities in accordance with the conditions of a 1981 SEC exemptive order that permits the Vanguard funds to internalize and jointly finance the marketing, promotion, and distribution of their shares. The funds’ trustees review and approve the marketing and distribution expenses incurred by the funds, including the nature and cost of the activities and the desirability of each fund’s continued participation in the joint arrangement.
To ensure that each fund’s participation in the joint arrangement falls within a reasonable range of fairness, each fund contributes to VMC’s marketing and distribution expenses in accordance with an SEC-approved formula. Under that formula, one half of the marketing and distribution expenses are allocated among the funds based upon their relative net assets. The remaining half of those expenses is allocated among the funds based upon each fund’s sales for the preceding 24 months relative to the total sales of the funds as a group, provided, however, that no fund’s aggregate quarterly rate of contribution for marketing and distribution expenses shall exceed 125% of the average marketing and distribution expense rate for Vanguard and that no fund shall incur annual marketing and distribution expenses in excess of 0.20% of its average month-end net assets. Each fund’s contribution to these marketing and distribution expenses helps to maintain and enhance the attractiveness and viability of the Vanguard complex as a whole, which benefits all of the funds and their shareholders.
VMC’s principal marketing and distribution expenses are for advertising, promotional materials, and marketing personnel. Other marketing and distribution activities of an administrative nature that VMC undertakes on behalf of the funds may include, but are not limited to:
■ Conducting or publishing Vanguard-generated research and analysis concerning the funds, other investments, the financial markets, or the economy.
■ Providing views, opinions, advice, or commentary concerning the funds, other investments, the financial markets, or the economy.
■ Providing analytical, statistical, performance, or other information concerning the funds, other investments, the financial markets, or the economy.
■ Providing administrative services in connection with investments in the funds or other investments, including, but not limited to, shareholder services, recordkeeping services, and educational services.
■ Providing products or services that assist investors or financial service providers (as defined below) in the investment decision-making process.
VMC performs most marketing and distribution activities itself. Some activities may be conducted by third parties pursuant to shared marketing arrangements under which VMC agrees to share the costs and performance of marketing and distribution activities in concert with a financial service provider. Financial service providers include, but are not limited to, investment advisors, broker-dealers, financial planners, financial consultants, banks, and insurance companies. Under these cost- and performance-sharing arrangements, VMC may pay or reimburse a financial service provider (or a third party it retains) for marketing and distribution activities that VMC would otherwise perform. VMC’s cost- and performance-sharing arrangements may be established in connection with Vanguard investment products or services offered or provided to or through the financial service providers.
VMC’s arrangements for shared marketing and distribution activities may vary among financial service providers, and its payments or reimbursements to financial service providers in connection with shared marketing and distribution activities may be significant. VMC, as a matter of policy, does not pay asset-based fees, sales-based fees, or account-based fees to financial service providers in connection with its marketing and distribution activities for the Vanguard funds. VMC does make fixed dollar payments to financial service providers when sponsoring, jointly sponsoring, financially supporting, or participating in conferences, programs, seminars, presentations, meetings, or other events involving fund shareholders, financial service providers, or others concerning the funds, other investments, the financial markets, or the economy, such as industry conferences, prospecting trips, due diligence visits, training or education meetings, and sales presentations. VMC also makes fixed dollar payments to financial service providers for data regarding funds, such as statistical information regarding sales of fund shares. In addition, VMC makes fixed dollar payments for expenses associated with financial service providers’ use of Vanguard’s funds including, but not limited to, the use of funds in model portfolios. These payments may be used for services including, but not limited to, technology support and development; platform support and development; due diligence related to products used on a platform; legal, regulatory, and compliance expenses related to a platform; and other platform-related services.
In connection with its marketing and distribution activities, VMC may give financial service providers (or their representatives) (1) promotional items of nominal value that display Vanguard’s logo, such as golf balls, shirts, towels, pens, and mouse pads; (2) gifts that do not exceed $100 per person annually and are not preconditioned on achievement of a sales target; (3) an occasional meal, a ticket to a sporting event or the theater, or comparable entertainment that is neither so frequent nor so extensive as to raise any question of propriety and is not preconditioned on achievement of a sales target; and (4) reasonable travel and lodging accommodations to facilitate participation in marketing and distribution activities.
VMC policy prohibits marketing and distribution activities that are intended, designed, or likely to compromise suitability determinations by, or the fulfillment of any fiduciary duties or other obligations that apply to, financial service providers. Nonetheless, VMC’s marketing and distribution activities are primarily intended to result in the sale of the funds’ shares, and as such, its activities, including shared marketing and distribution activities and fixed dollar payments as described above, may influence applicable financial service providers (or their representatives) to recommend, promote, include, or invest in a Vanguard fund or share class. In addition, Vanguard or any of its subsidiaries may retain a financial service provider to provide consulting or other services, and that financial service provider also may provide services to investors. Investors should consider the possibility that any of these activities, relationships, or payments may influence a financial service provider’s (or its representatives’) decision to recommend, promote, include, or invest in a Vanguard fund or share class. Each financial service provider should consider its suitability determinations, fiduciary duties, and other legal obligations (or those of its representatives) in connection with any decision to consider, recommend, promote, include, or invest in a Vanguard fund or share class.
The following table describes the expenses of Vanguard and VMC that are incurred by the Funds. Amounts captioned “Management and Administrative Expenses” include a Fund’s allocated share of expenses associated with the management, administrative, and transfer agency services Vanguard provides to the Vanguard funds. Amounts captioned “Marketing and Distribution Expenses” include a Fund’s allocated share of expenses associated with the marketing and distribution activities that VMC conducts on behalf of the Vanguard funds.
As is the case with all mutual funds, transaction costs incurred by a Fund for buying and selling securities are not reflected in the table. Annual Shared Fund Operating Expenses are based on expenses incurred in the fiscal years ended August 31, 2023, 2024, and 2025, and are presented as a percentage of each Fund’s average month-end net assets.
Annual Shared Fund Operating Expenses (Shared Expenses Deducted From Fund Assets)
Vanguard Fund	2023	2024	2025
Vanguard S&P 500 Growth Index Fund
Management and Administrative Expenses	0.09%	0.09%	0.07%
Marketing and Distribution Expenses	0.01	Less than 0.01	Less than 0.01
Vanguard S&P 500 Value Index Fund
Management and Administrative Expenses	0.09%	0.09%	0.07%
Marketing and Distribution Expenses	0.01	Less than 0.01	Less than 0.01
Vanguard S&P Mid-Cap 400 Growth Index Fund
Management and Administrative Expenses	0.12%	0.12%	0.09%
Marketing and Distribution Expenses	0.01	Less than 0.01	Less than 0.01
Vanguard S&P Mid-Cap 400 Index Fund
Management and Administrative Expenses	0.08%	0.08%	0.06%
Marketing and Distribution Expenses	Less than 0.01	Less than 0.01	Less than 0.01
Vanguard S&P Mid-Cap 400 Value Index Fund
Management and Administrative Expenses	0.12%	0.12%	0.09%
Marketing and Distribution Expenses	0.01	Less than 0.01	Less than 0.01

Annual Shared Fund Operating Expenses (Shared Expenses Deducted From Fund Assets)
Vanguard Fund	2023	2024	2025
Vanguard S&P Small-Cap 600 Growth Index Fund
Management and Administrative Expenses	0.12%	0.13%	0.10%
Marketing and Distribution Expenses	0.01	Less than 0.01	Less than 0.01
Vanguard S&P Small-Cap 600 Index Fund
Management and Administrative Expenses	0.08%	0.08%	0.06%
Marketing and Distribution Expenses	Less than 0.01	Less than 0.01	Less than 0.01
Vanguard S&P Small-Cap 600 Value Index Fund
Management and Administrative Expenses	0.13%	0.13%	0.10%
Marketing and Distribution Expenses	0.01	0.01	Less than 0.01
Officers and Trustees
Each Vanguard fund is governed by the board of trustees of its trust and a single set of officers. Consistent with the board’s corporate governance principles, the trustees believe that their primary responsibility is oversight of the management of each fund for the benefit of its shareholders, not day-to-day management. The trustees set broad policies for the funds; select investment advisors; monitor fund operations, regulatory compliance, performance, and costs; nominate and select new trustees; and elect fund officers. Vanguard manages the day-to-day operations of the funds under the direction of the board of trustees.
The trustees play an active role, as a full board and at the committee level, in overseeing risk management for the funds. The trustees delegate the day-to-day risk management of the funds to various groups, including portfolio review, investment management, risk management, compliance, legal, fund accounting, and fund services and oversight. These groups provide the trustees with regular reports regarding investment, valuation, liquidity, and compliance, as well as the risks associated with each. The trustees also oversee risk management for the funds through regular interactions with the funds’ internal and external auditors.
The full board participates in the funds’ risk oversight, in part, through the Vanguard funds’ compliance program, which covers the following broad areas of compliance: investment and other operations; recordkeeping; valuation and pricing; communications and disclosure; reporting and accounting; oversight of service providers; fund governance; and codes of ethics, insider trading controls, and protection of nonpublic information. The program seeks to identify and assess risk through various methods, including through regular interdisciplinary communications between compliance professionals and business personnel who participate on a daily basis in risk management on behalf of the funds. The funds’ chief compliance officer regularly provides reports to the board in writing and in person.
The Audit and Risk Committee of the board, which is composed of Sarah Bloom Raskin, Peter F. Volanakis, Tara Bunch, and Mark Loughridge, each of whom is an independent trustee, oversees the management of financial risks and controls and enterprise-wide risk management. The Audit and Risk Committee serves as the channel of communication between the independent auditors of the funds and the board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process. The committee also serves as a channel of communication between risk management personnel and the board with respect to enterprise-wide risk management. Vanguard’s head of internal audit reports directly to the Audit and Risk Committee. The committee receives reports in writing and in person on a regular basis from Vanguard’s head of internal audit and Vanguard’s chief risk officer. Although the Audit and Risk Committee is responsible for overseeing the management of financial risks and controls and enterprise-wide risk management, the entire board is regularly informed of these risks through the committee’s reports.
All of the trustees bring to each fund’s board a wealth of executive leadership experience derived from their service as executives (in many cases chief executive officers), board members, and leaders of diverse public operating companies, academic institutions, and other organizations. In determining whether an individual is qualified to serve as a trustee of the funds, the board considers a wide variety of information about the trustee, and multiple factors contribute to the board’s decision. Each trustee is determined to have the experience, skills, and attributes necessary to serve the funds and their shareholders because each trustee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the board. The board also considers the individual experience of each trustee and determines that the trustee’s professional experience, education, and background contribute to the diversity of perspectives on the board. The business acumen, experience, and objective thinking of the trustees are considered invaluable assets for Vanguard management and, ultimately, the Vanguard funds’ shareholders. The specific roles and experience of each board member that factor into this determination are presented on the following pages. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.
Name, Year of Birth	Position(s) Held With Funds	Vanguard Funds’ Trustee/ Officer Since	Principal Occupation(s) During the Past Five Years, Outside Directorships, and Other Experience	Number of Vanguard Funds Overseen by Trustee/Officer
Interested Trustee[1]
Salim Ramji (1970)	Chief Executive Officer and President	CEO and President since July 2024; Trustee since February 2025	Chief executive officer and president of each of the investment companies served by Vanguard (2024–present). Chief executive officer and director of Vanguard (2024–present). Global head of iShares and of index investing of BlackRock (2019–2024) and member of iShares fund board (2019–2024). Head of U.S. Wealth Advisory of BlackRock (2015–2019). Member of investment committee of Friends Seminary. Trustee of Graham Windham (child-welfare organization). Member of the international leadership council of the University of Toronto.	228
1 Mr. Ramji is considered an “interested person” as defined in the 1940 Act because he is an officer of the Funds.
Independent Trustees
Tara Bunch (1962)	Trustee	November 2021	Head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the boards of the University of California, Berkeley School of Engineering, and Santa Clara University’s School of Business.	228
Mark Loughridge (1953)	Independent Chair	March 2012	Senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, and vice president and controller (1998–2002) of IBM. Member of the Council on Chicago Booth.	228
Scott C. Malpass (1962)	Trustee	March 2012	Co-founder and managing partner (2022–present) of Grafton Street Partners (investment advisory firm). Chief investment officer and vice president of the University of Notre Dame (retired 2020). Chair of the board of Catholic Investment Services, Inc. (investment advisor). Member of the board of superintendence of the Institute for the Works of Religion. Member of the board of directors of Paxos Trust Company (finance).	228
John Murphy (1962)	Trustee	February 2025	President (2022–present), chief financial officer (2019–present), and president of the Asia Pacific group (2016–2018) of The Coca-Cola Company (TCCC). Member of the board of directors of Mexico-based Coca-Cola FEMSA (beverage bottler company); The Coca-Cola Foundation (TCCC’s philanthropic arm); and Engage (innovation and corporate venture platform supporting startups). Member of the board of trustees of the Woodruff Arts Center.	228

Name, Year of Birth	Position(s) Held With Funds	Vanguard Funds’ Trustee/ Officer Since	Principal Occupation(s) During the Past Five Years, Outside Directorships, and Other Experience	Number of Vanguard Funds Overseen by Trustee/Officer
Lubos Pastor (1974)	Trustee	January 2024
Charles P. McQuaid Distinguished Service Professor
of Finance (2023–present) at the University of
Chicago Booth School of Business; Charles P.
McQuaid Professor of Finance at the University of
Chicago Booth School of Business (2009–2023).
Managing director (2024–present) of Andersen
(professional services) and a member of the Advisory
Board of the Andersen Institute for Finance and
Economics. President of the European Finance
Association. Member of the board of the Fama-Miller
Center for Research in Finance. Research associate
at the National Bureau of Economic Research.
Member of the Center for Research in Security Prices
(CRSP) Index Advisory Council and Advisory Board.
				228
Rebecca Patterson (1968)	Trustee	February 2025	Chief investment strategist at Bridgewater Associates LP (2020–2023). Chief investment officer at Bessemer Trust (2012–2019). Member of the Council on Foreign Relations and the Economic Club of New York. Chair of the Board of Directors of the Council for Economic Education. Member of the Board of the University of Florida Investment Corporation.	228
André F. Perold (1952)	Trustee	December 2004	George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies LLC (private investment firm). Board member of RIT Capital Partners (investment firm).	228
Sarah Bloom Raskin (1961)	Trustee	January 2018	Deputy secretary (2014–2017) of the U.S. Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice, Duke Law School (2021–present); Rubenstein fellow, Duke University (2017–2020); distinguished fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and senior fellow, Duke Center on Risk (2020–present). Partner of Kaya Partners (climate policy advisory services).	228
Grant Reid (1959)	Trustee	July 2023	Senior operating partner (2023–present) of CVC Capital (alternative investment manager). Chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Member of the board of the Sustainable Markets Initiative (environmental services) and chair of the Sustainable Markets Initiative’s Agribusiness Task Force.	228
David Thomas (1956)	Trustee	July 2021	President Emeritus of Morehouse College (2018–2025). Professor of Business Administration, Emeritus at Harvard University (2017–2018) and dean (2011–2016) and professor of management at Georgetown University, McDonough School of Business (2016–2017). Director of DTE Energy Company. Trustee of Commonfund.	228
Barbara Venneman (1964)	Trustee	February 2025	Global head of Deloitte Digital (retired 2024) and member of the Deloitte Global Consulting Executive Committee (retired 2024) at Deloitte Consulting LLP. Member of the board of Reality Changers (educational nonprofit).	228

Name, Year of Birth	Position(s) Held With Funds	Vanguard Funds’ Trustee/ Officer Since	Principal Occupation(s) During the Past Five Years, Outside Directorships, and Other Experience	Number of Vanguard Funds Overseen by Trustee/Officer
Peter F. Volanakis (1955)	Trustee	July 2009	President and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.	228
Executive Officers
Jacqueline Angell (1974)	Chief Compliance Officer	November 2022	Principal of Vanguard. Chief compliance officer (2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.	228
John Bendl (1970)	Finance Director	July 2025
Finance director (July 2025–present) of each of the
investment companies served by Vanguard. Managing
director (July 2025–present) of Vanguard. Chief
financial officer (July 2025–present) of Vanguard.
Senior Vice President and Director (July
2025–present) of Vanguard Marketing Corporation.
Head of Financial Planning and Analysis and
Enterprise Strategic Services (2024–2025) of
Vanguard. Divisional chief financial officer of
Vanguard’s International division (2021–2024). Chief
financial officer (2019–2021) of each of the investment
companies served by Vanguard. Chief accounting
officer, treasurer, and controller (2017–2019) of
Vanguard. Partner (2003–2016) at KPMG (audit, tax,
and advisory services).
				228
Christine Buchanan (1970)	Chief Financial Officer	November 2017	Principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2021) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).	228
Gregory Davis (1970)	Vice President	July 2024
Vice president of each of the investment companies
served by Vanguard (2024–present). President
(2024–present) and director (2024–present) of
Vanguard. Chief investment officer (2017–present) of
Vanguard. Principal (2014–present) and head of the
Fixed Income Group (2014–2017) of Vanguard.
Asia-Pacific chief investment officer (2013–2014) and
director of Vanguard Investments Australia, Ltd.
(2013–2014). Member of the Treasury Borrowing
Advisory Committee of the U.S. Department of the
Treasury. Member of the investment advisory
committee on Financial Markets for the Federal
Reserve Bank of New York. Vice chairman of the
board of the Children’s Hospital of Philadelphia.
				228
John Galloway (1973)	Investment Stewardship Officer	September 2020	Principal of Vanguard. Investment stewardship officer (2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special Assistant to the President of the United States (2015).	228
Ashley Grim (1984)	Treasurer	February 2022	Treasurer (2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).	228

Name, Year of Birth	Position(s) Held With Funds	Vanguard Funds’ Trustee/ Officer Since	Principal Occupation(s) During the Past Five Years, Outside Directorships, and Other Experience	Number of Vanguard Funds Overseen by Trustee/Officer
Natalie Lamarque (1976)	Secretary	September 2025
Chief Legal Officer of Vanguard (September
2025–present). Secretary (September 2025–present)
of Vanguard and each of the investment companies
served by Vanguard. Managing director (September
2025–present) of Vanguard. General Counsel and
Secretary (2022–2025) at Principal Financial Group.
General Counsel (2020–2022) and Deputy General
Counsel (2019–2020) at New York Life Insurance
Company. Member of the board of visitors for Duke
University School of Law. Member of the board of
trustees for City Year New York. Member of the
advisory board for New York University School of Law,
Program on Corporate Compliance and Enforcement.
				228
Jodi Miller (1980)	Finance Director	September 2022	Principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services & Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.	228
Matt Piro (1980)	Manager Oversight Officer	July 2025	Principal of Vanguard. Manager oversight officer (July 2025–present) of each of the investment companies served by Vanguard. Global head of Oversight & Manager Search (2022–present) of Vanguard. Global head of ESG product (2017–2021) of Vanguard. Head of product – Europe (2017–2021) of Vanguard. Senior investment director of Oversight & Manager Search (2012–2017) of Vanguard.	228
With the exception of Mr. Ramji, all of the trustees are independent. The trustees designate a chair of the board. Mr. Loughridge, an independent trustee, serves as chair. The independent chair is a spokesperson and principal point of contact for the trustees, including the independent trustees, and is responsible for coordinating the activities of the trustees, including calling regular executive sessions of the independent trustees, developing the agenda of each board meeting together with the chief executive officer, and chairing the meetings of the trustees.
Board Committees: The Trust’s board has the following committees:
■ Audit and Risk Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, the independent audits of each fund, and enterprise-wide risk management. Ms. Raskin and Mr. Volanakis co-chair the committee. The following independent trustees serve as members of the committee: Ms. Bunch and Mr. Loughridge. The committee held five meetings during the Trust’s fiscal year ended August 31, 2025.
■ Compensation Committee: This committee oversees the compensation programs established by each fund for the benefit of its trustees. Mr. Reid chairs the committee. The following independent trustees serve as members of the committee: Mr. Loughridge, Mr. Murphy, and Ms. Patterson. The committee held six meetings during the Trust’s fiscal year ended August 31, 2025.
■ Independent Governance Committee: This committee assists the board in fulfilling its responsibilities and is empowered to exercise board powers in the intervals between board meetings unless such action is prohibited by applicable law or Trust bylaws. Mr. Loughridge chairs the committee. The following independent trustees serve as members of the committee: Mr. Pastor, Mr. Perold, Ms. Raskin, and Mr. Volanakis. The committee held three meetings during the Trust’s fiscal year ended August 31, 2025.
■ Investment Committees: These committees oversee the investment advisors to the funds. The committees are responsible for: approving the funds’ investment advisory agreements and allocation of assets among advisors, overseeing the funds’ proxy voting, and approving policies used to vote fund proxies. Mr. Pastor and Mr. Malpass each chair one of the committees and each trustee serves on at least one of the two investment committees, with each committee comprised of a majority of the funds’ independent trustees. Each investment committee held one meeting during the Trust’s fiscal year ended August 31, 2025.
■ Nominating Committee: This committee nominates candidates for election to the board of trustees of each fund. The committee also has the authority to recommend the removal of any trustee. Ms. Bunch chairs the committee. The following independent trustees serve as members of the committee: Mr. Loughridge, Mr. Malpass, Dr. Thomas, and Ms. Venneman. The committee held four meetings during the Trust’s fiscal year ended August 31, 2025.
The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Ms. Bunch, chair of the committee.
Trustees retire in accordance with the funds’ governing documents and policies, and typically by age 75.
Trustee Compensation
The same individuals serve as trustees of all Vanguard funds and each fund pays a proportionate share of the trustees’ compensation. Vanguard funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds.
Independent Trustees. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in two ways:
■ The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.
■ The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.
“Interested” Trustee. Mr. Ramji serves as a trustee, but is not compensated in this capacity. He is, however, compensated in his role as an officer of Vanguard.
Compensation Table. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation by the Funds for each trustee. In addition, the table shows the total amount of compensation paid to each trustee by all Vanguard funds.
VANGUARD ADMIRAL FUNDS
TRUSTEES’ COMPENSATION TABLE
Trustee	Aggregate Compensation From the Funds[1]	Total Compensation From All Vanguard Funds Paid to Trustees[2]
Salim Ramji[3]	—	—
Tara Bunch	$6,187	$380,000
Emerson U. Fullwood[4]	3,951	380,000
F. Joseph Loughrey[5]	4,398	390,000
Mark Loughridge	7,827	525,000
Scott C. Malpass	5,815	380,000
Deanna Mulligan[6]	—	121,667
John Murphy[7]	3,305	—
Lubos Pastor	5,815	365,000
Rebecca Patterson[8]	3,329	—
André F. Perold	5,665	365,000
Sarah Bloom Raskin	6,187	390,000
Grant Reid	5,815	365,000
David Thomas	5,665	365,000
Barbara Venneman[9]	3,329	—
Peter F. Volanakis	6,187	390,000
1
The amounts shown in this column are based on the Trust’s fiscal year ended August 31, 2025. Each Fund within the Trust is responsible for a proportionate share of these amounts.
2
The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 212 Vanguard funds for the 2024 calendar year and include any amount a trustee has elected to defer. During the 2024 calendar year, the following trustees elected to defer all or a portion of their compensation as follows: Ms. Bunch, $380,000; Mr. Perold, $365,000; Ms. Raskin, $195,000; Mr. Reid, $365,000; and Dr. Thomas, $182,500.
3
Mr. Ramji became a member of the Funds’ board effective February 26, 2025.
4
Mr. Fullwood retired from the Funds’ board effective February 26, 2025.
5
Mr. Loughrey retired from the Funds’ board effective February 26, 2025.
6
Ms. Mulligan resigned from the Funds’ board effective May 3, 2024.

7
Mr. Murphy became a member of the Funds’ board effective February 26, 2025.
8
Ms. Patterson became a member of the Funds’ board effective February 26, 2025.
9
Ms. Venneman became a member of the Funds’ board effective February 26, 2025.
Ownership of Fund Shares
All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee’s ownership of shares of each Fund and of all Vanguard funds served by the trustee as of December 31, 2024.
VANGUARD ADMIRAL FUNDS
Vanguard Fund	Trustee	Dollar Range of Fund Shares Owned by Trustee	Aggregate Dollar Range of Vanguard Fund Shares Owned by Trustee
Vanguard S&P 500 Growth Index Fund	Salim Ramji	—	Over $100,000
	Tara Bunch	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	John Murphy	—	Over $100,000
	Lubos Pastor	—	Over $100,000
	Rebecca Patterson	—	Over $100,000
	André F. Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Grant Reid	—	Over $100,000
	David Thomas	—	Over $100,000
	Barbara Venneman	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Vanguard S&P 500 Value Index Fund	Salim Ramji	—	Over $100,000
	Tara Bunch	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	John Murphy	—	Over $100,000
	Lubos Pastor	—	Over $100,000
	Rebecca Patterson	—	Over $100,000
	André F. Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Grant Reid	—	Over $100,000
	David Thomas	—	Over $100,000
	Barbara Venneman	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Vanguard Fund	Trustee	Dollar Range of Fund Shares Owned by Trustee	Aggregate Dollar Range of Vanguard Fund Shares Owned by Trustee
Vanguard S&P Mid-Cap 400 Growth Index Fund	Salim Ramji	—	Over $100,000
	Tara Bunch	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	John Murphy	—	Over $100,000
	Lubos Pastor	—	Over $100,000
	Rebecca Patterson	—	Over $100,000
	André F. Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Grant Reid	—	Over $100,000
	David Thomas	—	Over $100,000
	Barbara Venneman	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Vanguard S&P Mid-Cap 400 Index Fund	Salim Ramji	—	Over $100,000
	Tara Bunch	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	John Murphy	—	Over $100,000
	Lubos Pastor	—	Over $100,000
	Rebecca Patterson	—	Over $100,000
	André F. Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Grant Reid	—	Over $100,000
	David Thomas	—	Over $100,000
	Barbara Venneman	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Vanguard S&P Mid-Cap 400 Value Index Fund	Salim Ramji	—	Over $100,000
	Tara Bunch	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	John Murphy	—	Over $100,000
	Lubos Pastor	—	Over $100,000
	Rebecca Patterson	—	Over $100,000
	André F. Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Grant Reid	—	Over $100,000
	David Thomas	—	Over $100,000
	Barbara Venneman	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Vanguard Fund	Trustee	Dollar Range of Fund Shares Owned by Trustee	Aggregate Dollar Range of Vanguard Fund Shares Owned by Trustee
Vanguard S&P Small-Cap 600 Growth Index Fund	Salim Ramji	—	Over $100,000
	Tara Bunch	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	John Murphy	—	Over $100,000
	Lubos Pastor	—	Over $100,000
	Rebecca Patterson	—	Over $100,000
	André F. Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Grant Reid	—	Over $100,000
	Barbara Venneman	—	Over $100,000
	David Thomas	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Vanguard S&P Small-Cap 600 Index Fund	Salim Ramji	—	Over $100,000
	Tara Bunch	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	John Murphy	—	Over $100,000
	Lubos Pastor	—	Over $100,000
	Rebecca Patterson	—	Over $100,000
	André F. Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Grant Reid	—	Over $100,000
	David Thomas	—	Over $100,000
	Barbara Venneman	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Vanguard S&P Small-Cap 600 Value Index Fund	Salim Ramji	—	Over $100,000
	Tara Bunch	—	Over $100,000
	Mark Loughridge	—	Over $100,000
	Scott C. Malpass	—	Over $100,000
	John Murphy	—	Over $100,000
	Lubos Pastor	—	Over $100,000
	Rebecca Patterson	—	Over $100,000
	André F. Perold	—	Over $100,000
	Sarah Bloom Raskin	—	Over $100,000
	Grant Reid	—	Over $100,000
	David Thomas	—	Over $100,000
	Barbara Venneman	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000
As of November 30, 2025, the trustees and officers of the funds owned, in the aggregate, less than 1% of each class of each fund’s outstanding shares.

As of November 30, 2025, the following owned of record 5% or more of the outstanding shares of each class (other than ETF Shares):
Vanguard Fund	Share Class	Owner and Address	Percentage of Ownership
Vanguard S&P 500 Growth Index Fund	Institutional Shares	Cornerstone Retirement Inc 401(k) Plan and Trust, West Springfield, MA	22.33%
		Timothy Anthony Rossetti, Blue Bell, PA	23.12%
		Joseph M. Field Revocable Trust, Philadelphia, PA	50.38%
Vanguard S&P 500 Value Index Fund	Institutional Shares	Charles Schwab & Co., Inc., San Francisco, CA	5.80%
		Bond, Schoeneck & King, PLLC 401(k) Savings Plan, Syracuse, NY	6.85%
		US Bank, N.A., FBO Band & Co., Milwaukee, WI	8.29%
		Charles Schwab & Co., Inc., San Francisco, CA	21.75%
		The Government Employees Voluntary Investment Plan, Herndon, VA	38.05%
Vanguard S&P Mid-Cap 400 Growth Index Fund	Institutional Shares	Reliance Trust Company, FBO Virginia Hospital Center 401K Retirement Plan Clients, Atlanta, GA	9.08%
		Clemson University Mini Pool, Clemson University Foundation, Clemson, SC	10.62%
		Charles Schwab & Co., Inc., San Francisco, CA	12.80%
		MissionSquare Retirement, FBO City of Long Beach, Long Beach, CA	15.47%
		John Hancock Trust Company LLC, Boston, MA	32.47%
Vanguard S&P Mid-Cap 400 Index Fund	Institutional Shares	Principal Life Insurance Company, Des Moines, IA	5.20%
		Thomasville National Bank, TNB Financial Services, Thomasville, GA	5.40%
		Fidelity Investments Institutional Operations Company Inc., Covington, KY	6.52%
		Charles Schwab & Co., Inc., San Francisco, CA	9.60%
		National Financial Services LLC, Jersey City, NJ	17.91%
Vanguard S&P Mid-Cap 400 Value Index Fund	Institutional Shares	Ascensus Trust Company, FBO Omnibus Reinvest, Fargo, ND	7.00%
		Charles Schwab & Co., Inc., San Francisco, CA	8.03%
		Reliance Trust Company, FBO Comerica EB R/R, Atlanta, GA	21.18%
		Voya Retirement Insurance and Annuity Company, FBO Arvest, Braintree, MA	28.06%
		Reliance Trust Company, FBO Expeditors International of Washington Retirement Plan Clients, Atlanta, GA	33.69%

Vanguard Fund	Share Class	Owner and Address	Percentage of Ownership
Vanguard S&P Small-Cap 600 Index Fund	Institutional Shares	Fidelity Investments Institutional Operations Company Inc., Covington, KY	7.11%
		Empower Annuity Insurance Company of America, FBO Texa$avers 401K Plan Employee Retirement System of Texas, Greenwood Vlg, CO	7.33%
		TIAA Trust, N.A., Retirement Plans Recordkept By TIAA, Charlotte, NC	10.41%
		National Financial Services LLC, Jersey City, NJ	21.24%
Vanguard S&P Small-Cap 600 Value Index Fund	Institutional Shares	Empower Annuity Insurance Company of America, FBO Orrick Herrington & Sutcliffe, Greenwood Vlg, CO	11.67%
		Lincoln Retirement Services Co., FBO Sauk Prairie Tax Def, Fort Wayne, IN	18.29%
		Mid Atlantic Trust Company, FBO MATC Omnibus Div Reinvest LTCG, Pittsburgh, PA	19.68%
		National Financial Services LLC, Jersey City, NJ	23.30%
		Gordon R Irlam Family Trust, Los Altos, CA	25.53%
Although the Funds do not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (DTC) participants, as of November 30, 2025, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding ETF Shares of a Fund were as follows:
Vanguard Fund	Owner	Percentage of Ownership
Vanguard S&P 500 Growth ETF	Merrill, Lynch, Pierce, Fenner & Smith Inc.	5.51%
	Morgan Stanley DW Inc.	6.53%
	National Financial Services LLC	17.55%
	Vanguard Marketing Corporation	21.25%
	Charles Schwab & Co., Inc.	21.56%
Vanguard S&P 500 Value ETF	Morgan Stanley DW Inc.	8.26%
	Vanguard Marketing Corporation	9.93%
	Merrill, Lynch, Pierce, Fenner & Smith Inc.	10.14%
	National Financial Services LLC	17.90%
	Charles Schwab & Co., Inc.	20.43%
Vanguard S&P Mid-Cap 400 ETF	Pershing LLC	5.22%
	Goldman, Sachs & Co.	5.40%
	Morgan Stanley DW Inc.	8.80%
	Vanguard Marketing Corporation	9.84%
	National Financial Services LLC	12.27%
	Charles Schwab & Co., Inc.	21.07%
Vanguard S&P Mid-Cap 400 Growth ETF	National Financial Services LLC	12.51%
	JPMorgan Chase Bank, N.A.	14.06%
	Vanguard Marketing Corporation	21.42%
	Charles Schwab & Co., Inc.	25.56%

Vanguard Fund	Owner	Percentage of Ownership
Vanguard S&P Mid-Cap 400 Value ETF	Morgan Stanley DW Inc.	5.16%
	SEI Private Trust Company	7.61%
	National Financial Services LLC	13.42%
	JPMorgan Chase Bank, N.A.	13.43%
	Vanguard Marketing Corporation	16.30%
	Charles Schwab & Co., Inc.	25.31%
Vanguard S&P Small-Cap 600 ETF	Merrill, Lynch, Pierce, Fenner & Smith Inc.	5.28%
	Morgan Stanley DW Inc.	6.75%
	Pershing LLC	8.00%
	Vanguard Marketing Corporation	11.18%
	National Financial Services LLC	15.93%
	Charles Schwab & Co., Inc.	24.52%
Vanguard S&P Small-Cap 600 Growth ETF	LPL Financial Corporation	5.66%
	Morgan Stanley DW Inc.	7.66%
	National Financial Services LLC	15.20%
	Vanguard Marketing Corporation	17.33%
	Charles Schwab & Co., Inc.	27.56%
Vanguard S&P Small-Cap 600 Value ETF	National Financial Services LLC	15.87%
	Vanguard Marketing Corporation	21.09%
	Charles Schwab & Co., Inc.	33.49%
A shareholder who owns more than 25% of a Fund’s voting shares may be considered a controlling person. As of November 30, 2025, the following held of record 25% or more of the voting shares:
Vanguard Fund	Owner	Percentage of Ownership
Vanguard S&P Small-Cap 600 Growth Index Fund	Charles Schwab & Co., Inc.	27.56%
Vanguard S&P Small-Cap 600 Value Index Fund	Charles Schwab & Co., Inc.	32.69%
Portfolio Holdings Disclosure Policies and Procedures
Introduction
Vanguard and the boards of trustees of the Vanguard funds (the Boards) have adopted Portfolio Holdings Disclosure Policies and Procedures (Policies and Procedures) to govern the disclosure of the portfolio holdings of each Vanguard fund. Vanguard and the Boards considered each of the circumstances under which Vanguard fund portfolio holdings may be disclosed to different categories of persons under the Policies and Procedures. Vanguard and the Boards also considered actual and potential material conflicts that could arise in such circumstances between the interests of Vanguard fund shareholders, on the one hand, and those of the fund’s investment advisor, sub-advisor, distributor, or any affiliated person of the fund, its investment advisor, sub-advisor, or its distributor, on the other. After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, Vanguard and the Boards determined that the Vanguard funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Policies and Procedures and that the Policies and Procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately addresses the potential for material conflicts of interest.
The Boards exercise continuing oversight of the disclosure of Vanguard fund portfolio holdings by (1) overseeing the implementation and enforcement of the Policies and Procedures, the Code of Ethical Conduct, and the Policies and Procedures Designed to Prevent the Misuse of Inside Information (collectively, the portfolio holdings governing policies)

by the chief compliance officer of Vanguard and the Vanguard funds; (2) considering reports and recommendations by the chief compliance officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies; and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies.
Vanguard and the Boards reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice at their sole discretion. For purposes of the Policies and Procedures, the term “portfolio holdings” means the equity and debt securities (e.g., stocks and bonds) held by a Vanguard fund and does not mean the cash equivalent investments, derivatives, and other investment positions (collectively, other investment positions) held by the fund.
Online Disclosure of Complete Portfolio Holdings
Actively managed equity funds, unless otherwise stated, generally will seek to disclose complete portfolio holdings as of the end of the most recent calendar quarter online at vanguard.com, 30 calendar days after the end of the calendar quarter. Actively managed fixed income funds will seek to disclose complete portfolio holdings as of the end of the most recent month online at vanguard.com, 15 calendar days after the end of the month. Each Vanguard fund relying on Rule 6c-11 under the 1940 Act (e.g., standalone ETFs) generally will seek to disclose complete portfolio holdings, including other investment positions, at the beginning of each business day. These portfolio holdings, including other investment positions, will be disclosed online at vanguard.com. In accordance with Rule 2a-7 under the 1940 Act, each of the Vanguard money market funds will disclose the fund’s complete portfolio holdings as of the last business day of the prior month online at vanguard.com no later than the fifth business day of the current month. The complete portfolio holdings information for money market funds will remain available online for at least six months after the initial posting. Each Vanguard index fund, other than those Vanguard index funds relying on Rule 6c-11 under the 1940 Act (e.g., standalone ETFs), generally will seek to disclose the fund’s complete portfolio holdings as of the end of the most recent month online at vanguard.com, 15 calendar days after the end of the month.
Online disclosure of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons. Vanguard will review complete portfolio holdings before disclosure is made and, except with respect to the complete portfolio holdings of the Vanguard money market funds, may withhold any portion of the fund’s complete portfolio holdings from disclosure when deemed to be in the best interests of the fund after consultation with a Vanguard fund’s investment advisor.
Disclosure of Complete Portfolio Holdings to Service Providers Subject to Confidentiality and Trading Restrictions
Vanguard, for legitimate business purposes, may disclose Vanguard fund complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations; financial printers; proxy voting service providers; pricing information vendors; issuers of guaranteed investment contracts for stable value portfolios; third parties that deliver analytical, statistical, or consulting services; and other third parties that provide services (collectively, Service Providers) to Vanguard, Vanguard subsidiaries, and/or the Vanguard funds. Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information.
The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag. Disclosure of Vanguard fund complete portfolio holdings by Vanguard to a Service Provider must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Portfolio Review Department or Office of the General Counsel. Any disclosure of Vanguard fund complete portfolio holdings to a Service Provider as previously described may also include a list of the other investment positions that make up the fund, such as cash equivalent investments and derivatives.
Currently, Vanguard fund complete portfolio holdings are disclosed to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Abel/Noser Corporation; Advisor Software, Inc.; Alcom Printing Group Inc.; Apple Press, L.C.; Bloomberg L.P.; Brilliant Graphics, Inc.; Broadridge Financial Solutions, Inc.; Brown

Brothers Harriman & Co.; Canon Business Process Services; Charles River Systems, Inc.; Confluence Technology Inc.; Eagle Investments; Equilend; FactSet Research Systems Inc.; Gresham Technologies, Plc.; Institutional Shareholder Services, Inc.; Intellicor, LLC; Investment Technology Group, Inc.; Lipper, Inc.; Markit WSO Corporation; McMunn Associates Inc.; Morningstar, Inc.; Phoenix Lithographing Corporation; Pirium Systems Limited; Reuters America Inc.; R.R. Donnelley, Inc.; Schvey, Inc. d/b/a Axoni; SimCorp USA Inc.; State Street Bank and Trust Company; Stonewain Systems Inc.; and Trade Informatics LLC.
Disclosure of Complete Portfolio Holdings to Vanguard Affiliates and Certain Fiduciaries Subject to Confidentiality and Trading Restrictions
Vanguard fund complete portfolio holdings may be disclosed between and among the following persons (collectively, Affiliates and Fiduciaries) for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons’ continuing legal duty of confidentiality and legal duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethical Conduct, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, by agreement, or under applicable laws, rules, and regulations: (1) persons who are subject to the Code of Ethical Conduct or the Policies and Procedures Designed to Prevent the Misuse of Inside Information; (2) an investment advisor, sub-advisor, distributor, administrator, transfer agent, or custodian to a Vanguard fund; (3) an accounting firm, an auditing firm, or outside legal counsel retained by Vanguard, a Vanguard subsidiary, or a Vanguard fund; (4) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a Vanguard fund’s current advisor; and (5) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.
The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag. Any disclosure of Vanguard fund complete portfolio holdings to any Affiliates and Fiduciaries as previously described may also include a list of the other investment positions that make up the fund, such as cash equivalent investments and derivatives. Disclosure of Vanguard fund complete portfolio holdings or other investment positions by Vanguard, VMC, or a Vanguard fund to Affiliates and Fiduciaries must be authorized by a Vanguard fund officer or a Principal of Vanguard.
Currently, Vanguard discloses complete portfolio holdings to the following Affiliates and Fiduciaries as part of ongoing arrangements that serve legitimate business purposes: Vanguard and each investment advisor, sub-advisor, custodian, and independent registered public accounting firm identified in each fund’s Statement of Additional Information.
Disclosure of Portfolio Holdings to Trading Counterparties in the Normal Course of Managing a Fund’s Assets
An investment advisor, sub-advisor, administrator, or custodian for a Vanguard fund may, for legitimate business purposes within the scope of its official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up the fund to any trading counterparty, including one or more broker-dealers or banks, during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such trading counterparties subject to the counterparty’s legal obligation not to use or disclose material nonpublic information concerning the fund’s portfolio holdings, other investment positions, securities transactions, or derivatives transactions without the consent of the fund or its agents. The Vanguard funds have not given their consent to any such use or disclosure and no person or agent of Vanguard is authorized to give such consent except as approved in writing by the Boards of the Vanguard funds. Disclosure of portfolio holdings or other investment positions by Vanguard to trading counterparties must be authorized by a Vanguard fund officer or a Principal of Vanguard.
In addition to the disclosures described below to Authorized Participants, a Vanguard fund investment advisor or administrator may also disclose portfolio holdings information to other current or prospective fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units (as defined below) or other large transactions with a Vanguard fund. Such shareholders are typically Authorized Participants or other financial institutions that have been authorized by VMC to purchase and redeem large blocks of shares, but may also include market makers and other institutional market participants and entities to whom a Vanguard fund advisor or administrator may provide information in connection with transactions in a Vanguard fund.
Disclosure of Nonmaterial Information
The Policies and Procedures permit Vanguard fund officers, Vanguard fund portfolio managers, and other Vanguard representatives (collectively, Approved Vanguard Representatives) to disclose any views, opinions, judgments, advice, or commentary, or any analytical, statistical, performance, or other information, in connection with or relating to a Vanguard fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a Vanguard fund that occurred after the end of the most recent calendar quarter (recent portfolio changes) to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Vanguard fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic information. Disclosure of commentary and analysis or recent portfolio changes by Vanguard, VMC, or a Vanguard fund must be authorized by a Vanguard fund officer or a Principal of Vanguard.
An Approved Vanguard Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Vanguard fund. Nonexclusive examples of commentary and analysis about a Vanguard fund include (1) the allocation of the fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries; (2) the characteristics of the stock and bond components of the fund’s portfolio holdings and other investment positions; (3) the attribution of fund returns by asset class, sector, industry, and country; and (4) the volatility characteristics of the fund. Approved Vanguard Representatives may, at their sole discretion, deny any request for information made by any person, and may do so for any reason or for no reason. Approved Vanguard Representatives include, for purposes of the Policies and Procedures, persons employed by or associated with Vanguard or a subsidiary of Vanguard who have been authorized by Vanguard’s Portfolio Review Department to disclose recent portfolio changes and/or commentary and analysis in accordance with the Policies and Procedures.
Disclosure of Portfolio Holdings, Including Other Investment Positions, in Accordance with Securities and Exchange Commission (SEC) Exemptive Orders and Rule 6c-11
Vanguard’s ETF Operations team may disclose to the National Securities Clearing Corporation (NSCC), Authorized Participants, and other market makers the daily portfolio composition files (PCFs) that identify a basket of specified securities that may overlap with the actual or expected portfolio holdings of the Vanguard funds that offer a class of shares known as Vanguard ETF Shares (ETF Funds). Each Vanguard fund relying on Rule 6c-11 under the 1940 Act generally will seek to disclose complete portfolio holdings, including other investment positions, at the beginning of each business day. These portfolio holdings, including other investment positions, will be disclosed online at vanguard.com. The disclosure of PCFs and portfolio holdings, including other investment positions, will be in accordance with the terms and conditions of related exemptive orders (Vanguard ETF Exemptive Orders) issued by the SEC or Rule 6c-11 under the 1940 Act, as described in this section. In addition to disclosing PCFs to the NSCC, as previously described, Vanguard’s ETF Operations team will generally disclose the PCF for any ETF Fund online at vanguard.com.
Unlike the conventional classes of shares issued by ETF Funds, the ETF Shares are listed for trading on a national securities exchange. Each ETF Fund issues and redeems ETF Shares in large blocks, known as “Creation Units.” To purchase or redeem a Creation Unit, an investor must be an “Authorized Participant” or the investor must purchase or redeem through a broker-dealer that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (DTC) that has executed a “Participant Agreement” with VMC. Each ETF Fund issues Creation Units in exchange for a “portfolio deposit” consisting of a basket of specified securities (Deposit Securities) and a cash payment (Balancing Amount). Each ETF Fund also generally redeems Creation Units in kind; an investor who tenders a Creation Unit will receive, as redemption proceeds, a basket of specified securities together with a Balancing Amount.
In connection with the creation and redemption process, and in accordance with the terms and conditions of the Vanguard ETF Exemptive Orders and Rule 6c-11, Vanguard’s ETF Operations team makes available to the NSCC (a clearing agency registered with the SEC and affiliated with the DTC), for dissemination to NSCC participants on each business day prior to the opening of trading on the listing exchange, a PCF containing a list of the names and the required number of shares of each Deposit Security for each ETF Fund. In addition, the listing exchange disseminates (1) continuously throughout the trading day, through the facilities of the Consolidated Tape Association, the market value of an ETF Share; and (2) every 15 seconds throughout the trading day, a calculation of the estimated NAV of an ETF Share (expected to be accurate to within a few basis points). Comparing these two figures allows an investor to determine whether, and to what extent, ETF Shares are selling at a premium or at a discount to NAV. ETF Shares are listed on the exchange and traded on the secondary market in the same manner as other equity securities. The price of ETF Shares trading on the secondary market is based on a current bid/offer market.
Disclosure of Portfolio Holdings Related Information to the Issuer of a Security for Legitimate Business Purposes
Vanguard, at its sole discretion, may disclose portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security if the issuer presents, to the satisfaction of Vanguard’s Fund Services and Oversight unit, convincing evidence that the issuer has a legitimate business purpose for such information. Disclosure of this information to an issuer is conditioned on the issuer being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which portfolio holdings information concerning a security may be disclosed to the issuer of such security, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the issuer, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to an issuer cannot be determined in advance of a specific request and will vary based upon the particular facts and circumstances and the legitimate business purposes, but in unusual situations could be as frequent as daily, with no lag. Disclosure of portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Equity Investment Group, Portfolio Review Department, or Office of the General Counsel.
Disclosure of Portfolio Holdings as Required by Applicable Law
Vanguard fund portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up a fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Vanguard fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by Vanguard, VMC, or a Vanguard fund as required by applicable laws, rules, and regulations must be authorized by a Vanguard fund officer or a Principal of Vanguard.
Prohibitions on Disclosure of Portfolio Holdings
No person is authorized to disclose Vanguard fund portfolio holdings or other investment positions (whether online at vanguard.com, in writing, by fax, by email, orally, or by other means) except in accordance with the Policies and Procedures. In addition, no person is authorized to make disclosure pursuant to the Policies and Procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act). Furthermore, Vanguard’s management, at its sole discretion, may determine not to disclose portfolio holdings or other investment positions that make up a Vanguard fund to any person who would otherwise be eligible to receive such information under the Policies and Procedures, or may determine to make such disclosures publicly as provided by the Policies and Procedures.
Prohibitions on Receipt of Compensation or Other Consideration
The Policies and Procedures prohibit a Vanguard fund, its investment advisor, and any other person or entity from paying or receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of Vanguard fund portfolio holdings or other investment positions. “Consideration” includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or sub-advisor or by any affiliated person of the investment advisor or sub-advisor.

Investment Advisory and Other Services
The Funds receive all investment advisory services from Vanguard, through its Equity Index Group. These services are provided by an experienced advisory staff employed directly by Vanguard. The compensation and other expenses of the advisory staff are allocated among the funds utilizing these services.
During the fiscal years ended August 31, 2023, 2024, and 2025, the Funds incurred the following approximate advisory expenses:
Vanguard Fund	2023	2024	2025
Vanguard S&P 500 Growth Index Fund	167,000	203,000	336,000
Vanguard S&P 500 Value Index Fund	79,000	93,000	117,000
Vanguard S&P Mid-Cap 400 Index Fund	66,000	63,000	80,000
Vanguard S&P Mid-Cap 400 Growth Index Fund	21,000	22,000	26,000
Vanguard S&P Mid-Cap 400 Value Index Fund	21,000	19,000	21,000
Vanguard S&P Small-Cap 600 Index Fund	93,000	86,000	89,000
Vanguard S&P Small-Cap 600 Growth Index Fund	12,000	16,000	19,000
Vanguard S&P Small-Cap 600 Value Index Fund	31,000	28,000	28,000
1. Other Accounts Managed
The following table provides information relating to the other accounts managed by the portfolio managers of the Funds as of the fiscal year ended August 31, 2025 (unless otherwise noted):
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
Kenny Narzikul	Registered investment companies[1]	25	$667.4B	0	$0
	Other pooled investment vehicles	2	$1.9B	0	$0
	Other accounts	0	$0	0	$0
Chris Nieves	Registered investment companies[2]	24	$411.5B	0	$0
	Other pooled investment vehicles	3	$13.2B	0	$0
	Other accounts	0	$0	0	$0
Jena Stenger	Registered investment companies[3]	22	$1.2T	0	$0
	Other pooled investment vehicles	3	$13.2B	0	$0
	Other accounts	0	$0	0	$0
1
Includes Vanguard S&P Mid-Cap 400 Index Fund, Vanguard S&P 500 Value Index Fund, Vanguard S&P 500 Growth Index Fund, Vanguard S&P Mid-Cap 400 Growth Index Fund, Vanguard S&P Mid-Cap 400 Value Index Fund, Vanguard S&P Small-Cap 600 Index Fund, Vanguard S&P Small-Cap 600 Value Index Fund, and Vanguard S&P Small-Cap 600 Growth Index Fund, which collectively held assets of $39.3 billion as of August 31, 2025.
2
Includes Vanguard S&P 500 Growth Index Fund, Vanguard S&P 500 Value Index Fund, Vanguard S&P Mid-Cap 400 Index Fund, Vanguard S&P Mid-Cap 400 Growth Index Fund, and Vanguard S&P Mid-Cap 400 Value Index Fund, which collectively held assets of $32.3 billion as of August 31, 2025.
3
Includes Vanguard S&P Small-Cap 600 Index Fund, Vanguard S&P Small-Cap 600 Value Index Fund, and Vanguard S&P Small-Cap 600 Growth Index Fund, which collectively held assets of $7 billion as of August 31, 2025.
2. Material Conflicts of Interest
At Vanguard, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these accounts may include separate accounts, collective trusts, and offshore funds. Managing multiple funds or accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Vanguard manages potential conflicts between funds or accounts through allocation policies and procedures, internal review processes, and oversight by trustees and independent third parties. Vanguard has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations in which two or more funds or accounts participate in investment decisions involving the same securities.

3. Description of Compensation
All Vanguard portfolio managers are Vanguard employees. This section describes the compensation of the Vanguard employees who manage Vanguard mutual funds. As of August 31, 2025, a Vanguard portfolio manager’s compensation generally consists of base salary, bonus, and payments under Vanguard’s long-term incentive compensation program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Vanguard employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Vanguard adopted in the 1980s to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of tax law changes. These plans are structured to provide the same retirement benefits as the standard retirement plans.
In the case of portfolio managers responsible for managing multiple Vanguard funds or accounts, the method used to determine their compensation is the same for all funds and investment accounts. A portfolio manager’s base salary is determined by the manager’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by Vanguard’s Human Resources Department. A portfolio manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.
A portfolio manager’s bonus is determined by a number of factors. One factor is gross, pre-tax performance of the fund relative to expectations for how the fund should have performed, given the fund’s investment objective, policies, strategies, and limitations, and the market environment during the measurement period. This performance factor is not based on the amount of assets held in any individual fund’s portfolio. For each Fund, the performance factor depends on how closely the portfolio manager tracks the Fund’s benchmark index over a one-year period. Additional factors include the portfolio manager’s contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group.  The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives previously described. The bonus is paid on an annual basis.
Under the long-term incentive compensation program, all full-time employees receive a payment from Vanguard’s long-term incentive compensation plan based on their years of service, job level, and, if applicable, management responsibilities. Each year, Vanguard’s independent directors determine the amount of the long-term incentive compensation award for that year based on the investment performance of the Vanguard funds relative to competitors and Vanguard’s operating efficiencies in providing services to the Vanguard funds.
4. Ownership of Securities
As of August 31, 2025, the named portfolio managers owned shares of the Funds they managed as follows:
Kenny Narzikul	Dollar Range
	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	Over $1m
Vanguard S&P 500 Growth Index Fund	X
Vanguard S&P 500 Value Index Fund	X
Vanguard S&P Mid-Cap 400 Growth Index Fund	X
Vanguard S&P Mid-Cap 400 Index Fund	X
Vanguard S&P Mid-Cap 400 Value Index Fund	X
Vanguard S&P Small-Cap 600 Growth Index Fund	X
Vanguard S&P Small-Cap 600 Index Fund	X
Vanguard S&P Small-Cap 600 Value Index Fund	X

Chris Nieves	Dollar Range
	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	Over $1m
Vanguard S&P 500 Growth Index Fund	X
Vanguard S&P 500 Value Index Fund	X
Vanguard S&P Mid-Cap 400 Growth Index Fund	X

Chris Nieves	Dollar Range
	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	Over $1m
Vanguard S&P Mid-Cap 400 Index Fund	X
Vanguard S&P Mid-Cap 400 Value Index Fund	X

Jena Stenger	Dollar Range
	None	$1 to $10k	$10,001 to $50k	$50,001 to $100k	$100,001 to $500k	$500,001 to $1m	Over $1m
Vanguard S&P Small-Cap 600 Growth Index Fund	X
Vanguard S&P Small-Cap 600 Index Fund	X
Vanguard S&P Small-Cap 600 Value Index Fund	X
Duration and Termination of Investment Advisory Agreement
Vanguard provides investment advisory services to the Funds pursuant to the terms of the Fifth Amended and Restated Funds’ Service Agreement. This agreement will continue in full force and effect until terminated or amended by mutual agreement of the Vanguard funds and Vanguard.

Securities Lending
The following table describes the securities lending activities of each Fund during the fiscal year ended August 31, 2025.
Vanguard Fund	Securities Lending Activities
Vanguard S&P 500 Growth Index Fund
Gross income from securities lending activities	$14,486
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$17
Administrative fees not included in revenue split	$56
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$11,731
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$11,804
Net income from securities lending activities	$2,682
Vanguard S&P 500 Value Index Fund
Gross income from securities lending activities	$1,683
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$2
Administrative fees not included in revenue split	$9
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$1,398
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$1,409
Net income from securities lending activities	$274
Vanguard S&P Mid-Cap 400 Growth Index Fund
Gross income from securities lending activities	$47,382
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$46
Administrative fees not included in revenue split	$666

Vanguard Fund	Securities Lending Activities
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$22,654
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$23,366
Net income from securities lending activities	$24,016
Vanguard S&P Mid-Cap 400 Index Fund
Gross income from securities lending activities	$228,245
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$226
Administrative fees not included in revenue split	$2,081
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$152,211
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$154,518
Net income from securities lending activities	$73,727
Vanguard S&P Mid-Cap 400 Value Index Fund
Gross income from securities lending activities	$47,012
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$46
Administrative fees not included in revenue split	$544
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$28,757
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$29,347
Net income from securities lending activities	$17,665
Vanguard S&P Small-Cap 600 Growth Index Fund
Gross income from securities lending activities	$107,959
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$103
Administrative fees not included in revenue split	$612
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$84,476
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$85,191
Net income from securities lending activities	$22,768
Vanguard S&P Small-Cap 600 Index Fund
Gross income from securities lending activities	$1,841,931
Fees paid to securities lending agent from a revenue split	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$1,725
Administrative fees not included in revenue split	$17,529
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$1,222,844
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$1,242,098
Net income from securities lending activities	$599,833
Vanguard S&P Small-Cap 600 Value Index Fund
Gross income from securities lending activities	$646,629
Fees paid to securities lending agent from a revenue split	$0

Vanguard Fund	Securities Lending Activities
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$576
Administrative fees not included in revenue split	$8,715
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$340,958
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$350,249
Net income from securities lending activities	$296,380
The services provided by Brown Brothers Harriman & Co. and Vanguard, each acting separately as securities lending agents for certain Vanguard funds, include coordinating the selection of securities to be loaned to approved borrowers; negotiating the terms of the loan; monitoring the value of the securities loaned and corresponding collateral, marking to market daily; coordinating the investment of cash collateral in the funds’ approved cash collateral reinvestment vehicle; monitoring dividends and coordinating material proxy votes relating to loaned securities; and transferring, recalling, and arranging the return of loaned securities to the funds upon termination of the loan.
Portfolio Transactions
The advisor decides which securities to buy and sell on behalf of a Fund and then selects the brokers or dealers that will execute the trades on an agency basis or the dealers with whom the trades will be effected on a principal basis. For each trade, the advisor must select a broker-dealer that it believes will provide “best execution.” Best execution does not necessarily mean paying the lowest spread or commission rate available. In seeking best execution, the SEC has said that an advisor should consider the full range of a broker-dealer’s services. The factors considered by the advisor in seeking best execution include, but are not limited to, the broker-dealer’s execution capability, clearance and settlement services, commission rate, trading expertise, willingness and ability to commit capital, ability to provide anonymity, financial responsibility, reputation and integrity, responsiveness, access to underwritten offerings and secondary markets, and access to company management, as well as the value of any research provided by the broker-dealer. In assessing which broker-dealer can provide best execution for a particular trade, the advisor also may consider the timing and size of the order and available liquidity and current market conditions. Subject to applicable legal requirements, the advisor may select a broker based partly on brokerage or research services provided to the advisor and its clients, including the Funds. The advisor may cause a Fund to pay a higher commission than other brokers would charge if the advisor determines in good faith that the amount of the commission is reasonable in relation to the value of services provided. The advisor also may receive brokerage or research services from broker-dealers that are provided at no charge in recognition of the volume of trades directed to the broker. To the extent research services or products may be a factor in selecting brokers, services and products may include written research reports analyzing performance or securities, discussions with research analysts, meetings with corporate executives to obtain oral reports on company performance, market data, and other products and services that will assist the advisor in its investment decision-making process. The research services provided by brokers through which a Fund effects securities transactions may be used by the advisor in servicing all of its accounts, and some of the services may not be used by the advisor in connection with the Fund.
During the fiscal years ended August 31, 2023, 2024, and 2025, the Funds paid the following approximate amounts in brokerage commissions. Brokerage commissions paid by a fund may be substantially different from year to year for multiple reasons, such as overall fund performance, market volatility, trading volumes, cash flows, or changes to the securities that make up the fund or a fund’s target index.
Vanguard Fund	2023	2024	2025
Vanguard S&P 500 Growth Index Fund	$34,000	$42,000	$77,000
Vanguard S&P 500 Value Index Fund	16,000	30,000	36,000
Vanguard S&P Mid-Cap 400 Growth Index Fund	33,000	46,000	31,000
Vanguard S&P Mid-Cap 400 Index Fund	123,000	155,000	122,000
Vanguard S&P Mid-Cap 400 Value Index Fund	50,000	35,000	39,000
Vanguard S&P Small-Cap 600 Growth Index Fund	30,000	41,000	51,000
Vanguard S&P Small-Cap 600 Index Fund	415,000	568,000	394,000
Vanguard S&P Small-Cap 600 Value Index Fund	189,000	236,000	129,000

Some securities that are considered for investment by a Fund may also be appropriate for other Vanguard funds or for other clients served by the advisor. If such securities are compatible with the investment policies of a Fund and one or more of the advisor’s other clients, and are considered for purchase or sale at or about the same time, then transactions in such securities may be aggregated by the advisor, and the purchased securities or sale proceeds may be allocated among the participating Vanguard funds and the other participating clients of the advisor in a manner deemed equitable by the advisor. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Fund’s board of trustees.
As of August 31, 2025, each Fund held securities of its “regular brokers or dealers,” as that term is defined in Rule 10b-1 of the 1940 Act, as follows:
Vanguard Fund	Regular Broker or Dealer (or Parent)	Aggregate Holdings
Vanguard S&P 500 Growth Index Fund	J.P. Morgan Securities LLC	$315,300,089,000
	Morgan Stanley & Co. LLC	55,252,494,000
Vanguard S&P 500 Value Index Fund	BofA Securities, Inc.	76,296,317,000
	Citigroup, Inc.	41,389,805,000
	Goldman Sachs & Co. LLC	52,472,307,000
	J.P. Morgan Securities LLC	82,646,651,000
	Morgan Stanley & Co. LLC	23,447,492,000
Vanguard S&P Mid-Cap 400 Growth Index Fund	—	—
Vanguard S&P Mid-Cap 400 Index Fund	Jefferies LLC	15,647,000
Vanguard S&P Mid-Cap 400 Value Index Fund	Jefferies LLC	3,956,000
Vanguard S&P Small-Cap 600 Growth Index Fund	Virtu Americas LLC	4,031,000
Vanguard S&P Small-Cap 600 Index Fund	Virtu Americas LLC	11,089,000
Vanguard S&P Small-Cap 600 Value Index Fund	Virtu Americas LLC	—
Proxy Voting
I. Proxy Voting Policies
Each Vanguard fund advised by Vanguard retains the authority to vote proxies received with respect to the shares of equity securities held in a portfolio advised by Vanguard. The Board of Trustees of the Vanguard-advised funds (the Board) has adopted proxy voting procedures and guidelines to govern proxy voting for each portfolio retaining proxy voting authority, which are summarized in Appendix A.
Vanguard has entered into agreements with various state, federal, and non-U.S. regulators and with certain issuers that limit the amount of shares that the funds may vote at their discretion for particular securities. For these securities, the funds are able to vote a limited portion of the shares at their discretion. Any additional shares generally are voted in the same proportion as votes cast by the issuer’s entire shareholder base (i.e., mirror voted), or the fund is not permitted to vote such shares. Further, the Board has adopted policies that will result in certain funds mirror voting a higher proportion of the shares they own in a regulated issuer in order to permit certain other funds (generally advised by managers not affiliated with Vanguard) to mirror vote none, or a lower proportion, of their shares in such regulated issuer.
II. Securities Lending
There may be occasions when Vanguard needs to restrict lending of and/or recall securities that are out on loan in order to vote the full position at a shareholder meeting. For the funds managed by Vanguard, Vanguard has processes to monitor securities on loan and to evaluate any circumstances that may require it to restrict and/or attempt to recall the security based on the criteria set forth in Appendix A.
To obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30, log on to vanguard.com or visit the SEC’s website at sec.gov.
Information About the ETF Share Class
Each Fund (collectively, the ETF Funds) offers and issues an exchange-traded class of shares called ETF Shares. Each ETF Fund issues and redeems ETF Shares in large blocks, known as “Creation Units.”

To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must transact through a broker that is an Authorized Participant. An Authorized Participant is a participant in the Depository Trust Company (DTC) that has executed a Participant Agreement with Vanguard Marketing Corporation, the ETF Funds’ Distributor (the Distributor). For a current list of Authorized Participants, contact the Distributor.

Investors that are not Authorized Participants must hold ETF Shares in a brokerage account. As with any stock traded on an exchange through a broker, purchases and sales of ETF Shares will be subject to usual and customary brokerage commissions.

Each ETF Fund issues Creation Units in kind in exchange for a basket of securities that are part of—or soon will be part of—its portfolio holdings (Deposit Securities). Each ETF Fund also redeems Creation Units in kind; an investor who tenders a Creation Unit will receive, as redemption proceeds, a basket of securities that are part of the Fund’s portfolio holdings (Redemption Securities). As part of any creation or redemption transaction, the investor will either pay or receive some cash in addition to the securities, as described more fully on the following pages. Each ETF Fund reserves the right to issue Creation Units for cash, rather than in kind.
Exchange Listing and Trading
The ETF Shares have been approved for listing on a national securities exchange and will trade on the exchange at market prices that may differ from net asset value (NAV). There can be no assurance that, in the future, ETF Shares will continue to meet all of the exchange’s listing requirements. The exchange will institute procedures to delist a Fund’s ETF Shares if the Fund’s ETF Shares do not continuously comply with the exchange’s listing rules. The exchange will also delist a Fund’s ETF Shares upon termination of the ETF share class.
The exchange disseminates, through the facilities of the Consolidated Tape Association, an updated “indicative optimized portfolio value” (IOPV) for the ETF Fund as calculated by an information provider. The ETF Funds are not involved with or responsible for the calculation or dissemination of the IOPVs, and they make no warranty as to the accuracy of the IOPVs. An IOPV for a Fund’s ETF Shares is disseminated every 15 seconds during regular exchange trading hours. An IOPV has a securities value component and a cash component. The IOPV is designed as an estimate of the ETF Fund’s NAV at a particular point in time, but it is only an estimate and should not be viewed as the actual NAV, which is calculated once each day.
Conversions and Exchanges
Owners of conventional (i.e., not exchange-traded) shares issued by the ETF Fund may convert those shares to ETF Shares of equivalent value of the same Fund. Please see “Conversion Rights” in the Description of the Trust section to confirm the conversion rights. Please note that investors who own conventional shares through a 401(k) plan or other employer-sponsored retirement or benefit plan generally may not convert those shares to ETF Shares and should check with their plan sponsor or recordkeeper. ETF Shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to conventional shares by a shareholder. Also, ETF Shares of one fund cannot be exchanged for ETF Shares of another fund.
Investors that are not Authorized Participants must hold ETF Shares in a brokerage account. Thus, before converting conventional shares to ETF Shares, an investor must have an existing, or open a new, brokerage account. This account may be with Vanguard Brokerage Services or with any other brokerage firm. To initiate a conversion of conventional shares to ETF Shares, an investor must contact their broker.
Vanguard Brokerage Services does not impose a fee on conversions from Vanguard conventional shares to Vanguard ETF Shares. However, other brokerage firms may charge a fee to process a conversion. Vanguard reserves the right, in the future, to impose a transaction fee on conversions or to limit or terminate the conversion privilege.
Converting conventional shares to ETF Shares is generally accomplished as follows. First, after the broker notifies Vanguard of an investor‘s request to convert, Vanguard will transfer conventional shares from the investor‘s account with Vanguard to the broker‘s omnibus account with Vanguard (an account maintained by the broker on behalf of all its customers who hold conventional Vanguard fund shares through the broker). After the transfer, Vanguard’s records will reflect the broker, not the investor, as the owner of the shares. Next, the broker will instruct Vanguard to convert the appropriate number or dollar amount of conventional shares in its omnibus account to ETF Shares of equivalent value, based on the respective NAVs of the two share classes. The ETF Fund’s transfer agent will reflect ownership of all ETF Shares in the name of the DTC. The DTC will keep track of which ETF Shares belong to the broker, and the broker, in turn, will keep track of which ETF Shares belong to its customers.

Because the DTC is unable to handle fractional shares, only whole shares can be converted. For example, if the investor owned 300.25 conventional shares, and this was equivalent in value to 90.75 ETF Shares, the DTC account would receive 90 ETF Shares. Conventional shares with a value equal to 0.75 ETF Shares (in this example, that would be 2.481 conventional shares) would remain in the broker‘s omnibus account with Vanguard. The broker then could either (1) take certain internal actions necessary to credit the investor‘s account with 0.75 ETF Shares or (2) redeem the 2.481 conventional shares for cash at NAV and deliver that cash to the investor’s account. If the broker chose to redeem the conventional shares, the investor would realize a gain or loss on the redemption that must be reported on their tax return (unless the shares are held in an IRA or other tax-deferred account). An investor should consult their broker for information on how the broker will handle the conversion process, including whether the broker will impose a fee to process a conversion.
The conversion process works differently for investors who opt to hold ETF Shares through an account at Vanguard Brokerage Services. Investors who convert their conventional shares to ETF Shares through Vanguard Brokerage Services will have all conventional shares for which they request conversion converted to the equivalent dollar value of ETF Shares. Because no fractional shares will have to be sold, the transaction will not be taxable.
Here are some important points to keep in mind when converting conventional shares of the ETF Fund to ETF Shares:
■ The conversion process can take anywhere from several days to several weeks, depending on the broker. Vanguard generally will process conversion requests either on the day they are received or on the next business day. Vanguard imposes conversion blackout windows around the dates when the ETF Fund declares dividends. This is necessary to prevent a shareholder from collecting a dividend from both the conventional share class currently held and also from the ETF share class to which the shares will be converted.
■ During the conversion process, an investor will remain fully invested in the Fund’s conventional shares, and the investment will increase or decrease in value in tandem with the NAV of those shares.
■ The conversion transaction is nontaxable except, if applicable, to the very limited extent previously described.
■ During the conversion process, an investor will be able to liquidate all or part of an investment by instructing Vanguard or the broker (depending on whether the shares are held in the investor’s account or the broker‘s omnibus account) to redeem the conventional shares. After the conversion process is complete, an investor will be able to liquidate all or part of an investment by instructing the broker to sell the ETF Shares.
Book Entry Only System
ETF Shares issued by the ETF Funds are registered in the name of the DTC or its nominee, Cede & Co., and are deposited with, or on behalf of, the DTC. The DTC is a limited-purpose trust company that was created to hold securities of its participants (DTC Participants) and to facilitate the clearance and settlement of transactions among them through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. The DTC is a subsidiary of the Depository Trust and Clearing Corporation (DTCC), which is owned by certain participants of the DTCC’s subsidiaries, including the DTC. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (Indirect Participants).
Beneficial ownership of ETF Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in ETF Shares (owners of such beneficial interests are referred to herein as Beneficial Owners) is shown on, and the transfer of ownership is effected only through, records maintained by the DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from, or through, the DTC Participant a written confirmation relating to their purchase of ETF Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities. Such laws may impair the ability of certain investors to acquire beneficial interests in ETF Shares.
Each ETF Fund recognizes the DTC or its nominee as the record owner of all ETF Shares for all purposes. Beneficial Owners of ETF Shares are not entitled to have ETF Shares registered in their names and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of the DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests to exercise any rights of a holder of ETF Shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. The DTC will make available to the ETF Fund, upon request and for a fee, a listing of the ETF Shares of the Fund held by each DTC Participant. The ETF Fund shall obtain from each DTC Participant the number of Beneficial Owners holding ETF Shares, directly or indirectly, through the DTC Participant. The ETF Fund shall provide each DTC Participant with copies of such notice, statement, or other communication, in form, in number, and at such place as the DTC Participant may reasonably request, in order that these communications may be transmitted by the DTC Participant, directly or indirectly, to the Beneficial Owners. In addition, the ETF Fund shall pay to each DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, subject to applicable statutory and regulatory requirements.
Share distributions shall be made to the DTC or its nominee as the registered holder of all ETF Shares. The DTC or its nominee, upon receipt of any such distributions, shall immediately credit the DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in ETF Shares of the appropriate ETF Fund as shown on the records of the DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of ETF Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The ETF Funds have no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners; for payments made on account of beneficial ownership interests in such ETF Shares; for maintenance, supervision, or review of any records relating to such beneficial ownership interests; or for any other aspect of the relationship between the DTC and DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
The DTC may determine to discontinue providing its service with respect to ETF Shares at any time by giving reasonable notice to the ETF Funds and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the ETF Funds shall take action either to find a replacement for the DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of ETF Shares, unless the ETF Funds make other arrangements with respect thereto satisfactory to the exchange.
Purchase and Issuance of ETF Shares in Creation Units
Except for conversions to ETF Shares from conventional shares, the ETF Funds issue and sell ETF Shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at its NAV next determined after receipt of an order in proper form on any business day. The ETF Funds do not issue fractional Creation Units. (Please see “Conversions and Exchanges” for the issuance of ETF Shares resulting from a conversion.)
A business day is any day on which the NYSE is open for business. As of the date of this Statement of Additional Information, the NYSE observes the following U.S. holidays: New Year’s Day; Martin Luther King, Jr., Day; Presidents’ Day (Washington’s Birthday); Good Friday; Memorial Day; Juneteenth National Independence Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.
Fund Deposit. The consideration for purchase of a Creation Unit from the ETF Fund generally consists of an in-kind deposit of a designated portfolio of securities (Deposit Securities) and an amount of cash (Cash Component) consisting of a purchase balancing amount and a transaction fee (both described in the following paragraphs). Together, the Deposit Securities and the Cash Component constitute the fund deposit.
The purchase balancing amount is an amount equal to the difference between the NAV of a Creation Unit and the market value of the Deposit Securities (Deposit Amount). It ensures that the NAV of a fund deposit (not including the transaction fee) is identical to the NAV of the Creation Unit it is used to purchase. If the purchase balancing amount is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), then that amount will be paid by the purchaser to the ETF Fund in cash. If the purchase balancing amount is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), then that amount will be paid by the ETF Fund to the purchaser in cash (except as offset by the transaction fee).
Vanguard, through the National Securities Clearing Corporation (NSCC), makes available after the close of each business day a list of the names and the number of shares of each Deposit Security to be included in the next business day’s fund deposit for each ETF Fund (subject to possible amendment or correction). Each ETF Fund reserves the right to accept a nonconforming fund deposit.

The identity and number of shares of the Deposit Securities required for a fund deposit may change from one day to another to reflect rebalancing adjustments and corporate actions or to respond to adjustments to the weighting or composition of the component securities of the relevant target index.
Each ETF Fund reserves the right to permit or require the substitution of an amount of cash—referred to as “cash in lieu”—to be added to the Cash Component to replace any Deposit Security. This might occur, for example, if a Deposit Security is not available in sufficient quantity for delivery, is not eligible for transfer through the applicable clearance and settlement system, or is not eligible for trading by an Authorized Participant or the investor for which an Authorized Participant is acting. Trading costs incurred by the ETF Fund in connection with the purchase of Deposit Securities with cash-in-lieu amounts will be an expense of the ETF Fund. However, Vanguard may adjust the transaction fee to protect existing shareholders from this expense.
All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the ETF Fund, and the ETF Fund’s determination shall be final and binding.
Procedures for Purchasing Creation Units. An Authorized Participant may place an order to purchase Creation Units from a stock ETF Fund either (1) through the Continuous Net Settlement (CNS) clearing processes of the NSCC as such processes have been enhanced to effect purchases of Creation Units, such processes being referred to herein as the Clearing Process, or (2) outside the Clearing Process. To purchase through the Clearing Process, an Authorized Participant must be a member of the NSCC that is eligible to use the CNS system. Purchases of Creation Units cleared through the Clearing Process will be subject to a lower transaction fee than those cleared outside the Clearing Process.
For all ETF Funds, to initiate a purchase order for a Creation Unit (either through the Clearing Process or outside the Clearing Process for stock ETF Funds), an Authorized Participant must submit an order in proper form to the Distributor and such order must be received by the Distributor prior to the closing time of regular trading on the NYSE (Closing Time) (ordinarily 4 p.m., Eastern time) to receive that day’s NAV. The date on which an order to purchase (or redeem) Creation Units is placed is referred to as the transmittal date. Authorized Participants must transmit orders using a transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement.
Purchase orders effected outside the Clearing Process are likely to require transmittal by the Authorized Participant earlier on the transmittal date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to the DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.
Neither the Trust, the ETF Funds, the Distributor, nor any affiliated party will be liable to an investor who is unable to submit a purchase order by Closing Time, even if the problem is the responsibility of one of those parties (e.g., the Distributor’s phone or email systems were not operating properly).
If you are not an Authorized Participant, you must place your purchase order in an acceptable form with an Authorized Participant. The Authorized Participant may request that you make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash when required).
Placement of Purchase Orders Using the Clearing Process. For purchase orders placed through the Clearing Process, the Participant Agreement authorizes the Distributor to transmit through the transfer agent or index receipt agent to the NSCC, on behalf of an Authorized Participant, such trade instructions as are necessary to effect the Authorized Participant‘s purchase order. Pursuant to such trade instructions to the NSCC, the Authorized Participant agrees to deliver the requisite Deposit Securities and the Cash Component to the appropriate ETF Fund, together with such additional information as may be required by the Distributor.
An order to purchase Creation Units through the Clearing Process is deemed received on the transmittal date if (1) such order is received by the ETF Fund’s designated agent before Closing Time on such transmittal date and (2) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the ETF Fund next determined on that day. An order to purchase Creation Units through the Clearing Process made in proper form but received after Closing Time on the transmittal date will be deemed received on the next business day immediately following the transmittal date and will be effected at the NAV next determined on that day. The Deposit Securities and the Cash Component will be transferred by the first NSCC business day following the date on which the purchase request is deemed received.

Placement of Purchase Orders Outside the Clearing Process. An Authorized Participant that wishes to place an order to purchase Creation Units outside the Clearing Process must state that it is not using the Clearing Process and that the purchase instead will be effected through a transfer of securities and cash directly through the DTC. An order to purchase Creation Units outside the Clearing Process is deemed received by the ETF Fund’s designated agent on the transmittal date if (1) such order is received by the Distributor before Closing Time on such transmittal date and (2) all other procedures set forth in the Participant Agreement are properly followed.
If a fund deposit is incomplete on the first business day after the trade date (the trade date, known as “T,” is the date on which the trade actually takes place; one business day after the trade date is known as “T+1”) because of the failed delivery of one or more of the Deposit Securities, the ETF Fund shall be entitled to cancel the purchase order. Alternatively, the ETF Fund may issue Creation Units in reliance on the Authorized Participant’s undertaking to deliver the missing Deposit Securities at a later date. Such undertaking shall be secured by the delivery and maintenance of cash collateral in an amount determined by the ETF Fund in accordance with the terms of the Participant Agreement.
Rejection of Purchase Orders. Each ETF Fund reserves the absolute right to reject a purchase order. By way of example, and not limitation, the ETF Fund will reject a purchase order if:
■ The order is not in proper form.
■ The Deposit Securities delivered are not the same (in name or amount) as the published basket.
■ Acceptance of the Deposit Securities would have certain adverse tax consequences to the ETF Fund.
■ Acceptance of the fund deposit would, in the opinion of counsel, be unlawful.
■ Acceptance of the fund deposit would otherwise, at the discretion of the ETF Fund or Vanguard, have an adverse effect on the ETF Fund or any of its shareholders.
■ Circumstances outside the control of the ETF Fund, the Trust, the transfer agent, the custodian, the Distributor, and Vanguard make it for all practical purposes impossible to process the order. Examples include, but are not limited to, natural disasters, public service disruptions, or utility problems such as fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the aforementioned parties as well as the DTC, the NSCC, the Federal Reserve, or any other participant in the purchase process; and similar extraordinary events.
If a purchase order is rejected, the Distributor shall notify the Authorized Participant that submitted the order. The ETF Funds, the Trust, the transfer agent, the custodian, the Distributor, and Vanguard are under no duty, however, to give notification of any defects or irregularities in the delivery of a fund deposit, nor shall any of them incur any liability for the failure to give any such notification.
Transaction Fee on Purchases of Creation Units. Each ETF Fund may impose a transaction fee (payable to the ETF Fund) to compensate the ETF Fund for costs associated with the issuance of Creation Units. The amount of the fee, which may be changed by the ETF Fund from time to time at its sole discretion, is made available daily to Authorized Participants, market makers, and other interested parties through Vanguard’s proprietary portal system. An additional charge may be imposed for purchases of Creation Units effected outside the Clearing Process. When an ETF Fund permits (or requires) a purchaser to substitute cash in lieu of depositing one or more Deposit Securities, the purchaser may be assessed an additional variable charge on the cash-in-lieu portion of the investment. The amount of this charge will be disclosed to investors before they place their orders. The amount will be determined by the ETF Fund at its sole discretion. The maximum transaction fee, including any variable charges, on purchases of Creation Units, including any additional charges as described, shall be 2% of the value of the Creation Units.
Each ETF Fund reserves the right to not impose a transaction fee or to vary the amount of the transaction fee imposed, up to the maximum amount listed above. To the extent a creation transaction fee is not charged or does not cover the costs associated with the issuance of the Creation Units, certain costs may be borne by the ETF Fund.
Redemption of ETF Shares in Creation Units
To be eligible to place a redemption order, you must be an Authorized Participant. Investors that are not Authorized Participants must make appropriate arrangements with an Authorized Participant in order to redeem a Creation Unit.

ETF Shares may be redeemed only in Creation Units. Investors should expect to incur brokerage and other transaction costs in connection with assembling a sufficient number of ETF Shares to constitute a redeemable Creation Unit. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Redemption requests received on a business day in good order will receive the NAV next determined after the request is made.
Unless cash redemptions are available or specified for the ETF Fund, an investor tendering a Creation Unit generally will receive redemption proceeds consisting of (1) a basket of Redemption Securities; plus (2) a redemption balancing amount in cash equal to the difference between (x) the NAV of the Creation Unit being redeemed, as next determined after receipt of a request in proper form, and (y) the value of the Redemption Securities; less (3) a transaction fee. If the Redemption Securities have a value greater than the NAV of a Creation Unit, the redeeming investor will pay the redemption balancing amount in cash to the ETF Fund, rather than receive such amount from the ETF Fund.
Vanguard, through the NSCC, makes available after the close of each business day a list of the names and the number of shares of each Redemption Security to be included in the next business day’s redemption basket for the ETF Fund (subject to possible amendment or correction). The basket of Redemption Securities provided to an investor redeeming a Creation Unit may not be identical to the basket of Deposit Securities required of an investor purchasing a Creation Unit. Each ETF Fund may provide a redeeming investor with a basket of Redemption Securities that differs from the composition of the redemption basket published through the NSCC.
Each ETF Fund reserves the right to deliver cash in lieu of any Redemption Security for the same reason it might accept cash in lieu of a Deposit Security, as previously discussed, or if the ETF Fund could not lawfully deliver the security or could not do so without first registering such security under federal or state law.
Neither the Trust, the ETF Funds, the Distributor, nor any affiliated party will be liable to an investor who is unable to submit a redemption order by Closing Time, even if the problem is the responsibility of one of those parties (e.g., the Distributor’s phone or email systems were not operating properly).
Transaction Fee on Redemptions of Creation Units. Each ETF Fund may impose a transaction fee (payable to the ETF Fund) to compensate the ETF Fund for costs associated with the redemption of Creation Units. The amount of the fee, which may be changed by the ETF Fund from time to time at its sole discretion, is made available daily to Authorized Participants, market makers, and other interested parties through Vanguard’s proprietary portal system. An additional charge may be imposed for redemptions of Creation Units effected outside the Clearing Process. When an ETF Fund permits (or requires) a redeeming investor to receive cash in lieu of one or more Redemption Securities, each ETF Fund may assess an additional variable charge on the cash portion of the redemption. The amount will vary as determined by the ETF Fund at its sole discretion and is made available daily to Authorized Participants, market makers, and other interested parties through Vanguard’s proprietary portal system. The amount will vary as determined by the ETF Fund at its sole discretion. The maximum transaction fee on redemptions of Creation Units, including any variable charges as described, shall be 2% of the value of the Creation Units.
Each ETF Fund reserves the right to not impose a transaction fee or to vary the amount of the transaction fee imposed, up to the maximum amount listed above. To the extent a redemption transaction fee is not charged or does not cover the costs associated with the redemption of the Creation Units, certain costs may be borne by the ETF Fund.
Placement of Redemption Orders Using the Clearing Process. An Authorized Participant may place an order to redeem Creation Units of a stock ETF Fund either (1) through the CNS clearing processes of the NSCC as such processes have been enhanced to effect redemptions of Creation Units, such processes being referred to herein as the Clearing Process, or (2) outside the Clearing Process. To redeem through the Clearing Process, an Authorized Participant must be a member of the NSCC that is eligible to use the CNS system. Redemptions of Creation Units cleared through the Clearing Process will be subject to a lower transaction fee than those cleared outside the Clearing Process.
An order to redeem Creation Units through the Clearing Process is deemed received on the transmittal date if (1) such order is received by the ETF Fund’s designated agent before Closing Time on such transmittal date and (2) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the ETF Fund next determined on that day. An order to redeem Creation Units through the Clearing Process made in proper form but received by the ETF Fund after Closing Time on the transmittal date will be deemed received on the next business day immediately following the transmittal date and will be effected at the NAV next determined on that day. The Redemption Securities and the Cash Redemption Amount will be transferred by the first NSCC business day following the date on which the redemption request is deemed received.

Placement of Redemption Orders Outside the Clearing Process. An Authorized Participant that wishes to place an order to redeem a Creation Unit outside the Clearing Process must state that it is not using the Clearing Process and that the redemption instead will be effected through a transfer of ETF Shares directly through the DTC. An order to redeem a Creation Unit of the ETF Fund outside the Clearing Process is deemed received on the transmittal date if (1) such order is received by the ETF Fund’s designated agent before Closing Time on such transmittal date and (2) all other procedures set forth in the Participant Agreement are properly followed.
If a redemption order in proper form is submitted to the transfer agent by an Authorized Participant prior to Closing Time on the transmittal date, then the value of the Redemption Securities and the Cash Redemption Amount will be determined by the ETF Fund on such transmittal date.
After the transfer agent has deemed an order for redemption outside the Clearing Process received, the transfer agent will initiate procedures to transfer the Redemption Securities and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the first business day following the transmittal date on which such redemption order is deemed received by the transfer agent.
If on settlement date (typically T+1) an Authorized Participant has failed to deliver all of the Vanguard ETF Shares it is seeking to redeem, the ETF Fund shall be entitled to cancel the redemption order. Alternatively, the ETF Fund may deliver to the Authorized Participant the full complement of Redemption Securities and cash in reliance on the Authorized Participant’s undertaking to deliver the missing ETF Shares at a later date. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of cash collateral in accordance with collateral procedures that are part of the Participant Agreement. In all cases the ETF Fund shall be entitled to charge the Authorized Participant for any costs (including investment losses, attorney’s fees, and interest) incurred by the ETF Fund as a result of the late delivery or failure to deliver.
Each ETF Fund reserves the right, at its sole discretion, to require or permit a redeeming investor to receive the redemption proceeds in cash. In such cases, the investor would receive a cash payment equal to the NAV of its ETF Shares based on the NAV of those shares next determined after the redemption request is received in proper form (minus a transaction fee, including a charge for cash redemptions, as previously discussed).
If an Authorized Participant, or a redeeming investor acting through an Authorized Participant, is subject to a legal restriction with respect to a particular security included in the basket of Redemption Securities, such investor may be paid an equivalent amount of cash in lieu of the security. In addition, the ETF Fund reserves the right to redeem Creation Units partially for cash to the extent that the Fund could not lawfully deliver one or more Redemption Securities or could not do so without first registering such securities under federal or state law.
Suspension of Redemption Rights. The right of redemption may be suspended or the date of payment postponed with respect to the ETF Fund (1) for any period during which the NYSE or listing exchange is closed (other than customary weekend and holiday closings), (2) for any period during which trading on the NYSE or listing exchange is suspended or restricted, (3) for any period during which an emergency exists as a result of which disposal of the ETF Fund’s portfolio securities or determination of its NAV is not reasonably practicable, or (4) in such other circumstances as the SEC permits.
Precautionary Notes
A precautionary note to ETF investors: The DTC or its nominee will be the registered owner of all outstanding ETF Shares. Your ownership of ETF Shares will be shown on the records of the DTC and the DTC Participant broker through which you hold the shares. Vanguard will not have any record of your ownership. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of ETF Shares, and tax information. Your broker also will be responsible for distributing income and capital gains distributions and for ensuring that you receive shareholder reports and other communications from the fund whose ETF Shares you own. You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.
You should also be aware that investments in ETF Shares may be subject to certain risks relating to having large shareholders. To the extent that a large number of the Fund’s ETF Shares are held by a large shareholder (e.g., an institutional investor, an investment advisor or an affiliate of an investment advisor, an authorized participant, a lead market maker, or another entity), a large redemption by such a shareholder could result in an increase in the ETF’s expense ratio, cause the ETF to incur higher transaction costs, cause the ETF to fail to comply with applicable listing standards of the listing exchange upon which it is listed, lead to the realization of taxable capital gains, or cause the remaining shareholders to receive distributions representing a disproportionate share of the ETF’s ordinary income and long-term capital gains. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material upward or downward effect on the market price of the ETF Shares.
A precautionary note about investing in funds with both ETF and mutual fund share classes: A fund with both conventional mutual fund shares and ETF Shares may subject its ETF shareholders to different costs and tax impacts than a fund with only exchange-traded shares. For example, a fund with both mutual fund shares and ETF Shares may need to buy and sell portfolio securities in response to inflows and outflows in the mutual fund share class. These purchases and sales could result in the fund’s ETF shareholders sharing in brokerage and other transaction costs that shareholders would not incur in a fund with only exchange-traded shares. To the extent a fund with both mutual fund shares and ETF Shares needs to sell portfolio securities at a gain to satisfy mutual fund share class redemptions, the fund may need to distribute taxable capital gains to all of the fund’s shareholders, including those who hold ETF Shares. In addition, a fund with both mutual fund shares and ETF Shares could need to hold more uninvested cash than a fund with only exchange-traded shares in order to satisfy mutual fund share class transactions. This uninvested cash could result in a drag on the fund’s performance.
A precautionary note to purchasers of Creation Units: You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the issuing fund.
Because new ETF Shares may be issued on an ongoing basis, a “distribution” of ETF Shares could be occurring at any time. Certain activities that you perform as a dealer could, depending on the circumstances, result in your being deemed a participant in the distribution in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933 (the 1933 Act). For example, you could be deemed a statutory underwriter if you purchase Creation Units from the issuing fund, break them down into the constituent ETF Shares, and sell those shares directly to customers or if you choose to couple the creation of a supply of new ETF Shares with an active selling effort involving solicitation of secondary market demand for ETF Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.
Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with ETF Shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act.
A precautionary note to shareholders redeeming Creation Units: An Authorized Participant that is not a “qualified institutional buyer” as defined in Rule 144A under the 1933 Act will not be able to receive, as part of the redemption basket, restricted securities eligible for resale under Rule 144A.
A precautionary note to investment companies: Vanguard ETF Shares are issued by registered investment companies, and therefore the acquisition of such shares by other investment companies and private funds is subject to the restrictions of Section 12(d)(1) of the 1940 Act. SEC Rule 12d1-4 under the 1940 Act permits investments in Vanguard ETF Shares beyond the limits of Section 12(d)(1), subject to the conditions of Rule 12d1-4, as described under the heading “Other Investment Companies.”
Financial Statements
Each Fund’s financial statements for the fiscal year ended August 31, 2025, and the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, appearing therein, are incorporated by reference into this Statement of Additional Information. For a more complete discussion of each Fund’s performance, please see the Funds’ annual reports to shareholders, which may be obtained without charge.

Appendix A
Summary of the Vanguard-Advised Funds Proxy Voting Policy
The funds for which Vanguard acts as investment advisor (Vanguard-advised funds) retain authority to vote proxies received for the shares of equity securities held in each fund. The Board of Trustees (the Board) for the Vanguard-advised funds has adopted proxy voting procedures and guidelines to govern proxy voting for each portfolio retaining proxy voting authority.
The Investment Stewardship Oversight Committee (the Committee), comprised primarily of fund officers and subject to the procedures described below, oversees the Vanguard-advised funds’ proxy voting. The Committee reports directly to the Board. Vanguard is subject to these procedures and the proxy voting policies to the extent that they call for Vanguard to administer the voting process and implement the resulting voting decisions, and for these purposes the voting policies have also been approved by the Board of Directors of Vanguard.
The voting principles and policies adopted by the Board provide a framework for assessing each proposal and seek to ensure that each vote is cast in the best interests of each fund. Under the voting policies, each proposal is evaluated on its merits, based on the particular facts and circumstances presented at the company in question. For more information on the funds’ proxy voting policies, please visit about.vanguard.com/investment-stewardship.
I. Investment Stewardship Team
The Investment Stewardship Team administers the day-to-day operation of the funds’ proxy voting process, overseen by the Committee. The Investment Stewardship Team performs the following functions: (1) managing and conducting due diligence of proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the voting policies; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Investment Stewardship Team also prepares periodic and special reports for the Board and proposes amendments to the procedures and voting policies.
II. Investment Stewardship Oversight Committee
The Board, including a majority of the independent trustees, appoints the members of the Committee (which is comprised primarily of fund officers). The Committee works with the Investment Stewardship Team to provide reports and other guidance to the Board regarding proxy voting by the funds. The Committee has an obligation to exercise its decision-making authority in accordance with the Board’s instructions as set forth in the funds’ proxy voting procedures and voting policies and subject to the fiduciary standards of good faith, fairness, and Vanguard’s Code of Ethical Conduct. The Committee may advise the Investment Stewardship Team on how to best apply the Board’s instructions as set forth in the voting policies or refer the matter to the Board, which has ultimate decision-making authority for the funds. The Board reviews the procedures and voting policies annually and modifies them from time to time upon the recommendation of the Committee and in consultation with the Investment Stewardship Team.
III. Proxy Voting Pillars
Vanguard’s investment stewardship activities are grounded in four pillars of corporate governance:
1) Board composition and effectiveness: Good governance begins with a company’s board of directors. Our primary focus is on understanding to what extent the individuals who serve as board members are appropriately independent, capable, and experienced.
2) Board oversight of strategy and risk: Boards should be meaningfully involved in the formation and oversight of strategy and have ongoing oversight of material risks to their company. We work to understand how boards of directors are involved in strategy formation, oversee company strategy, and identify and govern material risks to long-term shareholder returns.
3) Executive pay (compensation or remuneration): Sound, performance-linked compensation programs drive long-term investment returns. We look for companies to provide clear disclosure about their compensation practices, the board’s oversight of those practices, and how said practices are aligned with long-term shareholder returns.
4) Shareholder rights: We believe governance structures should allow shareholders to effectively exercise their foundational rights. Shareholder rights enable a company’s owners to use their voice and their vote—ideally, consistent with their economic exposure—to effect and approve changes in corporate governance practices.

IV. Evaluation of Proxies
For ease of reference, the procedures and guidelines often refer to all Vanguard-advised funds. However, the processes and practices seek to ensure that proxy voting decisions are suitable for individual funds. For most proxy proposals, particularly those involving routine corporate governance matters, the evaluation could result in the funds having a common interest in the matter and, accordingly, each fund casting votes in the same manner. In other cases, however, a fund may vote differently from other funds, depending upon the nature and objective of each fund, if doing so is in the best interest of the individual fund.
The voting policies do not permit the Board to delegate voting discretion to a third party that does not serve as a fiduciary for all Vanguard-advised funds. Because many factors bear on each decision, the voting policies incorporate factors that should be considered in each voting decision. A fund may refrain from voting some or all of its shares or vote in a particular way if doing so would be in the fund’s and its shareholders’ best interests. These circumstances may arise, for example, if the expected cost of voting exceeds the expected benefits of voting, if exercising the vote would result in the imposition of trading or other restrictions, or if a fund (or all Vanguard funds in the aggregate) were to own more than the permissible maximum percentage of a company’s stock (as determined by the company’s governing documents or by applicable law, regulation, or regulatory agreement), or if voting would present a potential conflict of interest.
In evaluating proxy proposals, the Investment Stewardship Team considers information from many sources, which could include, but is not limited to, the perspectives of the company management or shareholders presenting a proposal, independent proxy research services, or proprietary research. Additionally, data and recommendations from proxy advisors serve as one of many inputs into our research process. The Vanguard-advised funds may utilize automated voting for matters that are clearly addressed by the funds’ proxy voting procedures and guidelines.
While serving as a framework, the voting policies cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Investment Stewardship Team, under the supervision of the Committee, will evaluate the matter and cast the fund’s vote in a manner that is in the fund’s best interest, subject to the individual circumstances of the fund.
V. Conflicts of Interest
Vanguard takes seriously its commitment to avoid potential conflicts of interest. Vanguard funds invest in thousands of publicly listed companies worldwide. Those companies may include clients, potential clients, vendors, or competitors. Some companies may employ Vanguard trustees, former Vanguard executives, or family members of Vanguard personnel who have direct involvement in Vanguard’s Investment Stewardship program.
Vanguard’s approach to mitigating conflicts of interest begins with the funds’ proxy voting procedures. The procedures require that voting personnel act as fiduciaries and must conduct their activities at all times in accordance with the following standards: (i) fund shareholders’ interests come first; (ii) conflicts of interest must be avoided and mitigated to the extent possible; and (iii) compromising situations must be avoided.
We maintain an important separation between Vanguard’s Investment Stewardship Team and other groups within Vanguard that are responsible for sales, marketing, client service, and vendor/partner relationships. Proxy voting personnel are required to disclose potential conflicts of interest and must recuse themselves from all voting decisions and engagement activities in such instances. In certain circumstances, Vanguard may refrain from voting shares of a company, or may engage an independent third-party fiduciary to vote proxies.
Each externally managed fund has adopted the proxy voting guidelines of its advisor(s) and votes in accordance with the external advisors’ guidelines and procedures. Each advisor has its own procedures for managing conflicts of interest in the best interests of fund shareholders.
VI. Shareholder Proposals
Shareholder proposals are evaluated in the context of the general corporate governance principle that a company’s board has ultimate responsibility for providing effective ongoing oversight of relevant sector and company-specific risks, including risks related to environmental and social matters. Each proposal is evaluated on its merits and in the context of the particular facts and circumstances at the company in question and supported when there is a logically demonstrable linkage between the specific proposal and long-term shareholder value of the company. Some of the factors considered when evaluating shareholder proposals include the materiality of the risk addressed by the proposal, the quality of the current disclosures/business practices, and any progress by the company toward addressing and disclosing the relevant material risk.

VII. Voting in Markets Outside the United States
Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States (U.S.) in which the funds may invest. Each fund’s votes will be used, where applicable, to support improvements in governance and disclosure by each fund’s portfolio companies. Matters presented by non-U.S. portfolio companies will be evaluated in the foregoing context, as well as in accordance with local market standards and best practices. Votes are cast for each fund in a manner philosophically consistent with the voting policies, taking into account differing practices by market.
In many other markets, voting proxies will result in a fund being prohibited from selling the shares for a period of time due to requirements known as “share-blocking” or reregistration. Generally, the value of voting is unlikely to outweigh the loss of liquidity imposed by these requirements on the funds. In such instances, the funds will generally abstain from voting.
The costs of voting (e.g., custodian fees, vote agency fees) in other markets may be substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances in which the issues presented are unlikely to have a material impact on shareholder value.
VIII. Voting Shares of a Company That Has an Ownership Limitation
Certain companies have provisions in their governing documents or other agreements that restrict stock ownership in excess of a specified limit. Typically, these ownership restrictions are included in the governing documents of real estate investment trusts but may be included in other companies’ governing documents. A company’s governing documents normally allow the company to grant a waiver of these ownership limits, which would allow a fund to exceed the stated ownership limit. Sometimes a company will grant a waiver without restriction. From time to time, a company may grant a waiver only if a fund (or funds) agrees to not vote the company’s shares in excess of the normal specified limit. In such a circumstance, a fund may refrain from voting shares if owning the shares beyond the company’s specified limit is in the best interests of the fund and its shareholders.
In addition, applicable law may require prior regulatory approval to permit ownership of certain regulated issuer’s voting securities above certain limits or may impose other restrictions on owners of more than a certain percentage of a regulated issuer’s voting shares. The Board has authorized the funds to vote shares above these limits in the same proportion as votes cast by the issuer’s entire shareholder base (i.e., mirror vote), or to refrain from voting excess shares. Further, the Board has adopted policies that will result in certain funds mirror voting a higher proportion of the shares they own in a regulated issuer in order to permit certain other funds (generally advised by managers not affiliated with Vanguard) to mirror vote none, or a lower proportion of, their shares in such regulated issuer.
IX. Voting on a Fund’s Holdings of Other Vanguard Funds
Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.
X. Securities Lending
There may be occasions when Vanguard needs to restrict lending of and/or recall securities that are out on loan in order to vote in a shareholder meeting. Vanguard has processes to monitor securities on loan and to evaluate any circumstances that may require us to restrict and/or recall the stock. In making this decision, we consider:
■ The subject of the vote and whether, based on our knowledge and experience, we believe the topic is potentially material to the corporate governance and/or long-term performance of the company;
■ The funds’ individual and/or aggregate equity investment in a company, and whether we estimate that voting funds’ shares would affect the shareholder meeting outcome; and
■ The long-term impact to our fund shareholders, evaluating whether we believe the benefits of voting a company’s shares would outweigh the benefits of stock lending revenues in a particular instance.

SAI 3340 122025

PART C
VANGUARD ADMIRAL FUNDS
OTHER INFORMATION
Item 28. Exhibits
(a)	Articles of Incorporation, Amended and Restated Agreement and Declaration of Trust, filed with Post-Effective Amendment No. 52, dated December 20, 2024, is hereby incorporated by reference.
(b)	By-Laws, Amended and Restated By-Laws, filed with Post-Effective Amendment No. 52, dated December 20, 2024, is hereby incorporated by reference.
(c)	Instruments Defining Rights of Security Holders, reference is made to Articles III and V of the Registrant’s Amended and Restated Agreement and Declaration of Trust, refer to Exhibit (a) above.
(d)
Investment Advisory Contracts, The Vanguard Group, Inc., provides investment advisory services to the Funds pursuant to the Fifth Amended and Restated Funds’ Service Agreement, refer to Exhibit (h) below.

(e)	Underwriting Contracts, not applicable.
(f)	Bonus or Profit Sharing Contracts, reference is made to the section entitled “Management of the Funds” in Part B of this Registration Statement.
(g)	Custodian Agreements, for JPMorgan Chase Bank, N.A. and The Bank of New York Mellon, are filed herewith.
(h)
Other Material Contracts, Fifth Amended and Restated Funds’ Service Agreement, filed with Post-Effective
Amendment No. 48, dated December 22, 2020, Form of Authorized Participant Agreement, filed with Post-Effective
Amendment No. 27 filed on September 7, 2010, and Form Fund of Funds Investment Agreement, filed with
Post-Effective Amendment No. 50, dated December 21, 2022, are hereby incorporated by reference.

(i)	Legal Opinion, not applicable.
(j)	Other Opinions, Consent of Independent Registered Public Accounting Firm, is filed herewith.
(k)	Omitted Financial Statements, not applicable.
(l)	Initial Capital Agreements, not applicable.
(m)	Rule 12b-1 Plan, not applicable.
(n)	Rule 18f-3 Plan, Vanguard Funds Multiple Class Plan, is filed herewith.
(o)	Reserved.
(p)	Codes of Ethics, for The Vanguard Group, Inc., is filed herewith.
Item 29. Persons Controlled by or under Common Control with Registrant
None.
Item 30. Indemnification
The Registrant’s organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacities. Article VII, Section 2 of the Amended and Restated Agreement and Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or officer. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and officers, and may indemnify its underwriter or affiliated persons, from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee’s or officer’s office with the Registrant. In addition, the Registrant maintains liability insurance policies which, under certain circumstances, provides coverage to Trustees and officers.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the Securities Act) may be permitted for directors, officers, or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
Item 31. Business and Other Connections of Investment Adviser
The Vanguard Group, Inc. (Vanguard), is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the Advisers Act). The list required by this Item 31 of officers and directors of Vanguard, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Vanguard pursuant to the Advisers Act (SEC File No. 801-11953).
Item 32. Principal Underwriters
(a)
Vanguard Marketing Corporation, a wholly owned subsidiary of The Vanguard Group, Inc., is the principal underwriter of each fund within the Vanguard group of investment companies, a family of over 200 funds.

(b)	The principal business address of each named director and officer of Vanguard Marketing Corporation is 100 Vanguard Boulevard, Malvern, PA 19355.

Name	Positions and Office with Underwriter	Positions and Office with Funds
Ryan Barrows	Vice President	None
Matthew J. Benchener	President and Chief Executive Officer Designee	None
John Bendl	Senior Vice President	Finance Director
John Bisordi	Vice President	None
Amma Boateng	Vice President	None
Barbara Bock	Controller	None
Jason Botzler	Vice President	None
Matthew C. Brancato	Vice President	None
Christine Buchanan	Senior Vice President	Chief Financial Officer
Jacob Buttery	Secretary	None
Kate Byrne	Vice President	None
Marco De Freitas	Vice President	None
Guy Delp	Chief Information Security Officer	None
Sarah Green	Anti-Money Laundering Officer	None
Kaitlyn Holmes	Vice President	None
Paul M. Jakubowski	Senior Vice President	None
Andrew Kadjeski	Vice President	None
Mindi Marisa	Vice President	None
James Martielli	Vice President	None
Claire E. McCusker	Vice President	None
Cara McCutcheon	Vice President	None
Janelle McDonald	Vice President	None
Douglas R. Mento	Vice President	None
Beth Morales Singh	Assistant Secretary	None
Armond Mosley	Vice President	None
Faith Nsereko	Senior Vice President	None
Salvatore L. Pantalone	Principal Financial Officer and Treasurer	None
David Petty	Senior Vice President	None

Name	Positions and Office with Underwriter	Positions and Office with Funds
Liz Smith Rivera	Vice President	None
Joanna Rotenberg	Vice President	None
Ignacio Saralegui	Vice President	None
John E. Schadl	Vice President	Assistant Secretary
Carrie Simons	Assistant Secretary	Assistant Secretary
Michael Smolenski	Vice President	None
Marc Stewart	Chief Compliance Officer	None
Parks Strobridge	Vice President	None
Nitin Tandon	Chief Information Officer	None
Marisa Tilghman	Senior Vice President	None
Matt Tretter	Principal Operations Officer	None
Lauren M. Valente	Vice President	None
Massy Williams	Vice President	None

(c)	Not applicable.
Item 33. Location of Accounts and Records
The books, accounts, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of the Registrant, 100 Vanguard Boulevard, Malvern, PA 19355; the Registrant’s Transfer Agent, The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355; the Registrant’s Custodians, The Bank of New York Mellon, 240 Greenwich Street, New York, NY 10286, and JPMorgan Chase Bank, N.A., 383 Madison Avenue, New York, NY 10179; and the Registrant’s investment advisor at the location identified in this Registration Statement.
Item 34. Management Services
Other than as set forth in the section entitled “Management of the Funds” in Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.
Item 35. Undertakings
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets all requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 18th day of December, 2025.
VANGUARD ADMIRAL FUNDS
BY:
/s/ Salim Ramji*

Salim Ramji
Chief Executive Officer, President, and Trustee
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:
Signature	Title	Date
/s/ Salim Ramji* Salim Ramji	Chief Executive Officer, President, and Trustee	December 18, 2025
/s/ Tara Bunch* Tara Bunch	Trustee	December 18, 2025
/s/ Mark Loughridge* Mark Loughridge	Independent Chair	December 18, 2025
/s/ Scott C. Malpass* Scott C. Malpass	Trustee	December 18, 2025
/s/ John Murphy* John Murphy	Trustee	December 18, 2025
/s/ Lubos Pastor* Lubos Pastor	Trustee	December 18, 2025
/s/ Rebecca Patterson* Rebecca Patterson	Trustee	December 18, 2025
/s/ André F. Perold* André F. Perold	Trustee	December 18, 2025
/s/ Sarah Bloom Raskin* Sarah Bloom Raskin	Trustee	December 18, 2025
/s/ Grant Reid* Grant Reid	Trustee	December 18, 2025
/s/ David Thomas* David Thomas	Trustee	December 18, 2025
/s/ Barbara Venneman* Barbara Venneman	Trustee	December 18, 2025

Signature	Title	Date
/s/ Peter F. Volanakis* Peter F. Volanakis	Trustee	December 18, 2025
/s/ Christine Buchanan* Christine Buchanan	Chief Financial Officer	December 18, 2025
*By: /s/ Natalie Lamarque
Natalie Lamarque, pursuant to a Power of Attorney, filed herewith.